UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Nuveen Investment Quality Municipal Fund, Inc. (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                 offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and

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IMPORTANT NOTICE TO HOLDERS OF

VARIABLE RATE DEMAND PREFERRED SHARES OF

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

AND

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[●], 2016

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving the enclosed Joint Proxy Statement?

A.	You are receiving this Joint Proxy Statement as a holder of Variable Rate Demand Preferred Shares (“VRDP Shares”) of Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Income”) or Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”) in connection with the annual shareholder meetings of Select Quality, Premier Income and Investment Quality.

At the annual meetings, holders of VRDP Shares will vote on the following proposals, as applicable:

●	(All Funds) the election of members of each Fund’s Board of Directors (each, a “Board” or the “Board”) (the list of specific nominees is contained in the enclosed Joint Proxy Statement); and

●

(All Funds) the reorganization of Select Quality, Premier Income and Investment Quality into Nuveen Dividend Advantage Municipal Fund (the “Acquiring Fund”) (the “Select Quality Reorganization,” the “Premier Income Reorganization” and the “Investment Quality Reorganization,” respectively).

In connection with the Select Quality Reorganization, the Premier Income Reorganization and the Investment Quality Reorganization, it is proposed that Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”) will also be reorganized into the Acquiring Fund (collectively with the Select Quality Reorganization, the Premier Income Reorganization and the Investment Quality Reorganization, the “Reorganizations”).

Select Quality, Premier Income and Investment Quality, together with Premium Income, are collectively referred to herein as the “Target Funds,” and each a “Target Fund.”

The Board of each Fund, including the independent Board members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Proposals Regarding the Reorganizations

Q.	Why have the Boards of Select Quality, Premier Income and Investment Quality recommended the Reorganization proposal(s)?

A.	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, recommended the proposed Reorganizations as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale and more clearly differentiated and competitive investment mandates. For the reasons set forth below, each Fund’s Board has determined that the Reorganizations would be in the best interests of its Fund and has approved its Fund’s Reorganization.

Upon the closing of the Reorganizations, the Acquiring Fund’s name will be changed to “Nuveen Enhanced Quality Municipal Income Fund.”

Q.	What are the anticipated benefits of the proposed Reorganizations?

A.	Based on information provided by Nuveen Fund Advisors, each Fund’s Board believes that the proposed Reorganizations may benefit common shareholders in a number of ways, including, among other things:

●

The potential for higher common share net earnings over time from increased operating economies of scale, which may support higher distribution rates in the future and increase investor interest in the combined fund, and, in turn may lower the trading discount to net asset value of common shares;

●	Increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund;

●	Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

●	Lower fund operating expenses (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base.

Q.	What proposals will shareholders be asked to vote on in connection with the proposed Reorganizations?

A.	Shareholders of Select Quality, Premier Income and Investment Quality will be asked to vote on an Agreement and Plan of Reorganization, with common shareholders and preferred shareholders voting together as a single class and preferred shareholders also voting separately. Shareholders of the Acquiring Fund will be asked to vote on the issuance of additional common shares in connection with the Reorganizations, with common shareholders and preferred shareholders voting together as a single class and common shareholders also voting separately. In addition, preferred shareholders of the Acquiring Fund will be asked to vote on the Agreement and Plan of Reorganization. The Funds are separately soliciting the votes of the common shareholders and holders of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) through separate proxy statements.

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Q.	How will holders of VRDP Shares be affected by the Reorganizations?

A.	The Acquiring Fund has one series of VMTP Shares outstanding as of the date of this Joint Proxy Statement. Each of Premium Income and Investment Quality has one series of VMTP Shares outstanding as of the date of the enclosed Joint Proxy Statement, and each of Investment Quality, Select Quality and Premier Income has one series of VRDP Shares outstanding as of the date of the enclosed Joint Proxy Statement. Upon the closing of the Reorganizations, holders of VRDP Shares of Select Quality, Premier Income and Investment Quality will receive, on a one-for-one basis, newly issued VRDP Shares of the Acquiring Fund having substantially similar terms, as of the closing of the Reorganizations, as the VRDP Shares of Select Quality, Premier Income and Investment Quality exchanged therefor. The documents governing each series of VRDP Shares will be substantially similar. However, dividend rates may vary among the series of VRDP Shares, and redemptions prior to the final mandatory redemption date for each series of VRDP Shares may occur at different times and in different amounts.

In addition to issuing three new series of VRDP Shares to the holders of VRDP Shares of Select Quality, Premier Income and Investment Quality, the Acquiring Fund also will issue two new series of VMTP Shares to holders of VMTP Shares of Premium Income and Investment Quality. As a result, preferred shareholders of the Funds will become preferred shareholders of a combined fund with multiple series and types of preferred shares (i.e., VRDP Shares and VMTP Shares) outstanding. The outstanding VMTP Shares of the Acquiring Fund and the preferred shares to be issued by the Acquiring Fund in the Reorganizations will have equal priority with each other (and with any other preferred shares that the Acquiring Fund may issue in the future) as to the payment of dividends and the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The different series of preferred shares will be subject to differing provisions regarding redemptions, dividend payments, rating requirements and other matters as discussed in more detail in the enclosed Joint Proxy Statement.

Following the Reorganizations, holders of preferred shares of the combined fund will hold a smaller percentage of the outstanding preferred shares of the combined fund as compared to their percentage holdings of their respective Fund prior to the Reorganizations. In addition, the voting power of certain series of preferred shares may be more concentrated than others.

Q.	Will the terms of the VRDP Shares to be issued by the Acquiring Fund as part of the Reorganizations be substantially similar to the terms of the Target Fund VRDP Shares currently outstanding?

A.	Yes. The terms of the VRDP Shares to be issued by the Acquiring Fund as part of the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the terms of the VRDP Shares of Select Quality, Premier Income and Investment Quality, as applicable, exchanged therefor, including:

●	the same short-term credit ratings (without regard to rating modifiers) from one or more rating agencies;

●	the same liquidation preference and final mandatory redemption date;

●	the same terms with respect to the payment of an adjustable dividend rate set weekly by a remarketing agent;

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●	the same right to give notice on any business day to tender the securities for remarketing in seven days;

●	the same terms with respect to the mandatory tender for remarketing upon the occurrence of certain events; and

●

the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a liquidity provider substantially identical to the unconditional demand feature in effect immediately prior to the closing of the Reorganizations with respect to the outstanding series of VRDP Shares.

However, there are certain differences between the VRDP Shares to be issued in the Reorganizations and the Target Fund VRDP Shares exchanged therefor, including changes to: (i) resolve certain inconsistencies and ambiguities created by having multiple series of VRDP Shares and other preferred shares concurrently outstanding and provide increased flexibility in the mandatory redemption provisions as to the relative amounts of different types of preferred shares to be redeemed, consistent with the terms of the outstanding VMTP Shares of the Acquiring Fund; (ii) provide increased flexibility and clarification regarding rating agency requirements, further to the increased flexibility and clarification included in offerings by Nuveen funds since at least December 2013; (iii) increase flexibility to replace a liquidity provider; and (iv) provide flexibility for different or modified terms in connection with a special rate period. A vote by a holder of VRDP Shares of Select Quality, Premier Income and Investment Quality for that Fund’s Reorganization is effectively a vote in favor of the foregoing changes.

Q.	Do the Funds have similar investment objectives, policies and risks?

A.	Yes. The Funds have similar investment objectives, policies and risks. While there are certain wording differences among the Funds’ investment objectives, each Fund seeks to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal securities that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

The Acquiring Fund and each Target Fund have fundamental investment policies requiring them to invest at least 80% of their respective managed assets in securities the income from which is exempt from regular federal income tax.

Each Fund may invest up to 35% of its managed assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization, which includes below-investment-grade municipal securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser.

Each Fund is a diversified, closed-end management investment company and currently employs leverage through the issuance of preferred shares and the use of inverse floating rate securities.

Q.	Do the Reorganizations constitute a taxable event for holders of VRDP Shares of Select Quality, Premier Income and Investment Quality?

A.	No. Each Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. As a holder of VRDP Shares it is expected that you will recognize no gain or loss

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for federal income tax purposes as a direct result of the Reorganizations, except that gain or loss may be recognized if you hold VRDP Shares of Select Quality, Premier Income and Investment Quality and exercise dissenters’ rights of appraisal under Minnesota law. Prior to the closing of the Reorganizations, each Target Fund expects to declare a distribution to its common shareholders of all of its net investment income and net capital gains, if any. Each Fund reports distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year. As a result, such distribution could cause a portion of the distributions received by preferred shareholders with respect to the year to be taxable for federal income tax purposes.

Q.	What will happen if the required shareholder approvals are not obtained?

A.	The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at each of the Acquiring Fund and Target Funds’ respective annual meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of Select Quality, Premier Income and Investment Quality. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Q.	Will holders of VRDP Shares have to pay any fees or expenses in connection with the Reorganizations?

A.	No. Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the Reorganizations are estimated to be $2,455,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Funds is as follows: $470,000 (0.08%) for the Acquiring Fund, $760,000 (0.08%) for Premium Income, $535,000 (0.08%) for Investment Quality, $430,000 (0.08%) for Select Quality and $260,000 (0.09%) for Premier Income (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended October 31, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations comprised of forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any, to each Fund during the first year following the Reorganizations.

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Q.	What is the timetable for the Reorganizations?

A.	If the shareholder approval and other conditions to closing are satisfied (or waived), the Reorganizations are expected to take effect on or about July 11, 2016, or as soon as practicable thereafter.

Q.	How does the Board of each of Select Quality, Premier Income and Investment Quality recommend that holders of each Fund’s VRDP Shares vote on the Reorganizations?

A.	After careful consideration, each Fund’s Board has determined that the Reorganizations are in the best interests of its Fund and recommends that you vote FOR your Fund’s proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your VRDP Shares, please call Computershare Fund Services, the proxy solicitor hired by your Fund, at (866) 612-5814 weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my VRDP Shares?

A.	You may vote by mail, by telephone or over the Internet:

●	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

●	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

●	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

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[●], 2016

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

AND

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 16, 2016

To the Holders of Variable Rate Demand Preferred Shares:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Income”) and Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”) each Annual Meeting will be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on Thursday, June 16, 2016, at 2:00 p.m. Central time. Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”), together with Select Quality, Premier Income and Investment Quality are collectively referred to herein as the “Target Funds” and each, a “Target Fund”). Nuveen Dividend Advantage Municipal Fund is referred to herein as the “Acquiring Fund.”

The Annual Meeting will be held for the following purposes:

1.	Election of Board Members.

(a)	For the Acquiring Fund:

(i)	Three (3) Class I board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Stockdale, Stone and Wolff are nominees for election by all shareholders.

(ii)	Two (2) board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by preferred shareholders.

(b)	For each Target Fund:

(i)	Eight (8) board members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board members Adams, Evans, Kundert, Nelson, Stockdale, Stone, Toth and Wolff are nominees for election by all shareholders.

(ii)	Two (2) board members are to be elected by holders of preferred shares only, voting separately. Board members Hunter and Schneider are nominees for election by preferred shareholders.

2.	Agreement and Plan of Reorganization. The shareholders of each Fund voting as set forth below for an Agreement and Plan of Reorganization pursuant to which each

Target Fund would: (i) transfer substantially all of its assets to the Acquiring Fund in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund; (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares); and (iii) liquidate, dissolve and terminate in accordance with applicable law.

(a)	For the Acquiring Fund:

The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

(b)	For each Target Fund:

(i)	The common and preferred shareholders voting together as a single class to approve the Agreement and Plan of Reorganization.

(ii)	The preferred shareholders voting separately to approve the Agreement and Plan of Reorganization.

3.	Approval of Issuance of Additional Common Shares by the Acquiring Fund.

For the Acquiring Fund:

(a)	The common and preferred shareholders voting together as a single class to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

(b)	The common shareholders voting separately to approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record of the Acquiring Fund as of the close of business on March 18, 2016 and shareholders of record of the Target Funds as of the close of business on April 18, 2016 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

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If you intend to attend the Annual Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Annual Meeting in person and you hold your shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Annual Meeting.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

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The information contained in this Joint Proxy Statement is not complete and may be changed.

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

JOINT PROXY STATEMENT

FOR HOLDERS OF VARIABLE RATE DEMAND PREFERRED SHARES OF

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

AND

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

[●], 2016

This Joint Proxy Statement is being furnished to holders of Variable Rate Demand Preferred Shares (“VRDP Shares”) of Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), Nuveen Premier Municipal Income Fund, Inc. (“Premier Income”) and Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Directors (each, a “Board” or the “Board” and each director, a “Board Member”), for use at the Annual Meeting of Shareholders of each Fund to be held at the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Thursday, June 16, 2016, at 2:00 p.m. Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and collectively, the “Annual Meetings”), to consider the proposals listed below, as applicable, and discussed in greater detail elsewhere in this Joint Proxy Statement. Each of Select Quality, Premier Income and Investment Quality is organized as a Minnesota corporation. The enclosed proxy card and this Joint Proxy Statement are first being sent to shareholders of the Funds on or about March 18, 2016. Shareholders of record of the Funds as of the close of business on April 18, 2016 are entitled to notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement or investing in Nuveen Dividend Advantage Municipal Fund (the “Acquiring Fund”). Please read it carefully and keep it for future reference.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposal(s). Shareholders of a Fund who execute proxies or provide voting instructions by telephone or by Internet may revoke them at any time before a vote is taken on a proposal by filing with that Fund, as applicable, a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. However, merely attending the Annual Meeting will not revoke any previously submitted proxy.

The Board of each of Select Quality, Premier Income and Investment Quality has determined that the use of this Joint Proxy Statement for the Annual Meetings is in the best interest of each Fund in light of the similar matters being considered and voted on by shareholders.

Each of Nuveen Premium Income Municipal Fund, Inc. (“Premium Income”) and the Acquiring Fund has common shares and one series of Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) outstanding. Each of Select Quality and Premier Income has common shares and one series of VRDP Shares outstanding. Investment Quality has common shares, one series of VRDP Shares and one series of VMTP Shares outstanding.

At the Annual Meetings, the common and preferred shareholders of the Acquiring Fund, Select Quality, Premier Income, Premium Income and Investment Quality will be asked to approve Proposals Nos. 1, 2, and 3, each as described below, which must be approved by the Funds’ common and preferred shareholders as follows:

Proposal No. 1.	To elect Board Members:

•	With respect to the Acquiring Fund:

•	three (3) Class I Board Members are to be elected by a plurality of the Acquiring Fund’s common and preferred shareholders, voting together as a single class; and

•	two (2) Board Members are to be elected by a plurality of the Acquiring Fund’s preferred shareholders voting separately (but not by the Fund’s common shareholders).

•	With respect to Select Quality, Premier Income and Investment Quality:

•	Eight (8) Board Members are to be elected by a plurality of the Fund’s common and preferred shareholders voting together as a single class; and

•	two (2) Board Members are to be elected by a plurality of the Fund’s preferred shareholders voting separately (but not by the Fund’s common shareholders).

Proposal No. 2.	To approve the Agreement and Plan of Reorganization:

•	With respect to the Acquiring Fund, Proposal No. 2 must be approved by the fund’s preferred shareholders voting separately (but not by the Acquiring Fund’s common shareholders).

•

With respect to each of Select Quality, Premier Income and Investment Quality, Proposal No. 2 must be approved by each Fund’s common and preferred shareholders voting together as a single class and by each Fund’s preferred shareholders voting separately.

Proposal No. 3.	To approve the issuance of additional common shares in connection with each reorganization pursuant to the Agreement and Plan of Reorganization:

•	Proposal No. 3 must be approved by the Acquiring Fund’s common and preferred shareholders voting together as a single class and by the Acquiring Fund’s common shareholders voting separately.

ii

Only holders of VRDP Shares are being solicited to vote on the proposals described above pursuant to this Joint Proxy Statement. The common shareholders of the Funds and holders of VMTP Shares of Investment Quality are being solicited to vote on the proposals described above by means of separate proxy statements. The common shareholders and preferred shareholders also are being solicited to vote on the Agreement and Plan of Reorganization and the issuance of additional common shares in connection with each reorganization by means of separate proxy statements.

Quorum and Voting

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast in person or by proxy at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter), if any, as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. The Funds understand that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, for certain “routine” matters, grant discretionary authority to the proxies designated by each Board to vote without instructions from their customers and clients if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal No. 1 is a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal No. 1.

VRDP Shares held in “street name” as to which voting instructions have not been received from the beneficial owners or persons otherwise entitled to vote as of one business day before the Annual Meeting, or, if adjourned or postponed, one business day before the day to which the Annual Meeting is adjourned or postponed, and that would otherwise be treated as broker non-votes may, pursuant to NYSE Rule 452, be voted by the broker on the proposal in the same proportion as the votes cast by all holders of VRDP Shares who have voted on the proposal. Rule 452 permits proportionate voting of a Fund’s VRDP Shares with respect to a particular item if, among other things, (1) a minimum of 30% of that Fund’s outstanding VRDP Shares has been voted by the holders of such shares with respect to such item, (2) less than 10% of that Fund’s outstanding VRDP Shares has been voted by the holders of such shares against such item and (3) for any proposal as to which holders of common shares and preferred shares vote as a single class, holders of common shares approve the proposal. For the purpose of meeting the 30% test, abstentions will be treated as shares “voted,” and for the purpose of meeting the 10% test, abstentions will not be treated as shares “voted” against the item.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

Those persons who were shareholders of record of the Acquiring Fund as of the close of business on March 18, 2016 and those persons who were shareholders of record of Select Quality,

iii

Premier Income or Investment Quality as of the close of business on April 18, 2016 will be entitled to one vote for each share held and, with respect to holders of common shares, a proportionate fractional vote for each fractional common share held.

As of March 18, 2016 for the Acquiring Fund, and as of April 18, 2016 for each of Premium Income, Investment Quality, Select Quality and Premier Income, the shares of the funds issued and outstanding are as follows:

Fund (Ticker Symbol)	Common Shares(1)	VMTP Shares(1)		VRDP Shares(1)
Acquiring Fund (NAD)	39,296,352	2,650	(2)	—
Premium Income (NPI)	64,060,043	4,070		—
Investment Quality (NQM)	41,576,384	435		2,368
Select Quality (NQS)	35,222,129	—		2,675
Premier Income (NPF)	12,888,518	—		1,277

(1)	The common shares of the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income are listed on the NYSE. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Neither the VMTP Shares of the Acquiring Fund, Premium Income or Investment Quality nor the VRDP Shares of Investment Quality, Select Quality or Premier Income are listed on any exchange.
(2)	The outstanding VMTP Shares of the Acquiring Fund have a liquidity account initial date of June 30, 2016 and a term redemption date of December 30, 2016 and the outstanding VMTP Shares of Investment Quality have a liquidity account initial date of November 1, 2016 and a term redemption date of May 1, 2017. It is expected that each of the Acquiring Fund’s and Investment Quality’s VMTP Shares will be refinanced on or prior to the applicable liquidity account initial date with the proceeds of the issuance of one or more new series of VMTP Shares and/or other preferred shares of such fund with an aggregate liquidation preference at least equal to the aggregate liquidation preference of the respective fund’s outstanding VMTP Shares. The refinancing of the Acquiring Fund’s and Investment Quality’s outstanding VMTP Shares may take place prior to the closing of the Reorganizations.

The Reorganizations

The proposed reorganizations are part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale and more clearly differentiated and competitive investment mandates. Upon the closing of the Reorganizations, the Acquiring Fund’s name will be changed to “Nuveen Enhanced Quality Municipal Income Fund.”

The terms of the reorganization of each of Select Quality, Premier Income and Investment Quality into the Acquiring Fund are set forth in the Agreement and Plan of Reorganization by and among the Acquiring Fund and each of Select Quality, Premium Income, Premier Income and Investment Quality (the “Agreement”) (Select Quality, together with Premium Income, Premier Income and Investment Quality are collectively referred to herein as the “Target Funds” and each, a “Target Fund”). The Agreement provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and/or newly issued VRDP Shares of the Acquiring Fund, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each

iv

Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law (each, a “Reorganization” and together, the “Reorganizations”). Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. Differences, if any, between the terms of the statements governing the new Acquiring Fund VRDP Shares and the terms of the statements governing the Target Fund VRDP Shares exchanged therefor are intended to harmonize inconsistencies among the various statements. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The Agreement may be amended by the Funds, as specifically authorized by each Fund’s Board, provided that following receipt of shareholder approval of the Agreement at the Annual Meeting, no such amendment may change the provisions for determining the number of Acquiring Fund shares to be issued to Target Fund shareholders to the detriment of such shareholders without their further approval.

Each new series of Acquiring Fund VRDP Shares will have the same variable dividend rate terms, mandatory tender terms, liquidity provider purchase obligation and liquidation preference as the series of Target Fund VRDP Shares for which it will be exchanged. The optional tender for remarketing right of each new series of Acquiring Fund VRDP Shares will be the same as the right of the corresponding series of Target Fund VRDP Share as of the closing of the Reorganizations. However, there are certain differences between the Acquiring Fund VRDP Shares being issued in the Reorganizations and the Target Fund VRDP Shares being exchanged therefor. The changes are described in detail in this Joint Proxy Statement. A vote by a holder of Target Fund VRDP Shares for the applicable Reorganization is effectively a vote in favor of those changes.

The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement.

With respect to each Target Fund, the Reorganization is required to be approved by the affirmative vote of the holders of a majority of each Target Fund’s outstanding common and preferred shares, voting together as a single class, and by the affirmative vote of a majority of each Target Fund’s outstanding preferred shares, voting separately. The affirmative vote of a majority of the common and preferred shareholders of the Acquiring Fund, voting together as a single class, and the affirmative vote of a majority of the common shareholders of the Acquiring Fund, voting separately, are required to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganizations. In addition, the Reorganizations are required to be approved by the affirmative vote of a majority of the Acquiring Fund’s outstanding preferred shares, voting separately.

v

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of the Funds. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Incorporation by Reference and Additional Information

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement by reference:

(1)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2015 (File No. 811-09297); and

(2)	the audited financial statements and related independent registered public accounting firm’s report for each of Premium Income, Investment Quality, Select Quality and Premier Income and the financial highlights for such Target Fund contained in each fund’s Annual Report for the fiscal year ended October 31, 2015 (File Nos. 811-05570, 811-06091, 811-06240 and 811-06456, respectively).

No other parts of the Funds’ Annual or Semi-Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. In addition, each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to a shareholder upon request. Any such request should be directed to the Funds by calling (800) 257-8787 or by writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (Brookfield Place, 200 Vesey Street, Suite 400, New York, New York 10281) or Chicago Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this

vi

information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Reports, proxy statements and other information concerning the Funds also can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

vii

JOINT PROXY STATEMENT

[●], 2016

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)

AND

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

viii

(continued)

ix

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS

(PREFERRED SHAREHOLDERS OF EACH FUND)

Investment Quality, Select Quality or Premier Income:

At the Annual Meeting of each Fund, Board Members are to be elected to serve until the next annual meeting of shareholders or until their successors have been duly elected and qualified. Under the terms of each Fund’s organizational documents, under normal circumstances, holders of preferred shares, voting separately, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class.

a.	Eight (8) Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Board Members Adams, Evans, Kundert, Nelson, Stockdale, Stone, Toth and Wolff are nominees for election by all shareholders.

b.	Two (2) Board Members are to be elected by holders of preferred shares only, voting separately. Board Members Hunter and Schneider are nominees for election by holders of preferred shares.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s then-present Board.

For each Fund, each Board Member was last elected to the Fund’s Board at the annual meeting of shareholders held on August 5, 2015, with the exception of Board Member Wolff, who was appointed as a Board Member of each of the Funds effective February 15, 2016.

Other than Messrs. Adams and Schreier, each of the Board Members and Board Member nominees is not an “interested person,” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect each Board Member of that Fund. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board of each Fund unanimously recommends that shareholders vote FOR the election of each Board Member identified in the table below as having an annual term or designated as a Class I Board Member, as applicable.

Board Nominees/Board Members

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are not interested persons of the Funds

William J. Schneider(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1944	Chairman of the Board, Board Member	Term: Annual Length of Service: Since 1996, Chairman of the Board Since July 1, 2013	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Board Member of Med-America Health System and of WDPR Public Radio Station; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Director, Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	191	None

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Annual or Class III Board Member until 2018 Annual Meeting Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director, The Gazette Company; Life Trustee of Coe College and Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System.	191	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1948	Board Member	Term: Annual Length of Service: Since 2004	Dean Emeritus (since 2012), formerly, Dean (2006–2012), Tippie College of Business, University of Iowa; Director (since 2005) and past President (2010-2014), Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995–2003).	191	Director (since 2004) of Xerox Corporation.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1942	Board Member	Term: Annual or Class II Board Member until 2017 Annual Meeting Length of Service: Since 2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; Member of the Board of Directors (Milwaukee), College Possible; Member of the Board of Trustees, Milwaukee Repertory Theater.	191	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
John K. Nelson c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Annual or Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City; formerly, Chair of the Board of Trustees of Marian University (2011-2014).	191	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Meeting Length of Service: Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990–1994).	191	None

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1947	Board Member	Term: Annual or Class I Board Member until 2016 Annual Meeting Length of Service: Since 2007	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	191	Director, CBOE Holdings, Inc. (since 2010).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Terence J. Toth(3) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1959	Board Member	Term: Annual or Class II Board Member until 2017 Annual Meeting Length of Service: Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and Chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	191	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Margaret L. Wolff c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Annual or Class I Board Member until 2016 Annual Meeting Length of Service: Since 2016	Formerly, Of Counsel, (2005-2014) Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005–2015) and Vice Chair (2011–2015) of the Board of Trustees of Mt. Holyoke College.	191	Member
of the
Board of
Directors
(since
2013) of
Travelers
Insurance
Company
of Canada
and The
Dominion
of Canada
General
Insurance
Company
(each, a
part of
Travelers
Canada,
the
Canadian
operation
of The
Travelers
Companies,
Inc.).

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Board Members who are “interested persons” of the Funds

William Adams IV(4) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1955	Board Member	Term: Annual or Class II Board Member until 2017 Annual Meeting Length of Service: Since 2013	Co-Chief Executive Officer and Co-President (since March 2016), formerly Senior Executive Vice President, Global Structured Products of Nuveen Investments, Inc. (2010-2016); Co-Chief Executive Officer (since 2016), formerly, Senior Executive Vice President of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010–2011), of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago.	191	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During the Past Five Years
Thomas S. Schreier, Jr.(4),(5) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, Illinois 60606 1962	Board Member	Term: Annual or Class III Board Member until 2018 Annual Meeting Length of Service: Since 2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); formerly, Co-Chief Executive Officer of Nuveen Securities, LLC (2011-2016); Director and Vice Chairman of Allina Health and a member of its Finance, Audit and Investment Committees; Director of the Minneapolis Institute of Art; Member of the Board of Governors and Chairman’s Council of the Investment Company Institute; formerly, Chief Executive Officer (2000–2010) and Chief Investment Officer (2007–2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001–2010).	191	None

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	Mr. Schneider is one of several owners and managing members in two limited liability companies and a general partner and one member of the governing body of a general partnership, each engaged in real estate ownership activities. In connection with their ordinary course of investment activities, court appointed receivers have been named for certain individual properties owned by such entities. The individual properties for which a receiver has been appointed represent an immaterial portion of the portfolio assets owned by these entities.
(3)	Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.
(4)	Each of Messrs. Adams and Schreier is an “interested person,” as defined in the 1940 Act, by reason of his respective position(s) with Nuveen Investments, Inc. and/or certain of its subsidiaries.
(5)	Mr. Schreier has announced his intention to retire from the Board as of May 31, 2016. He will continue to serve on the Board until his retirement on May 31, 2016.

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in the funds in the Nuveen complex.

Share Ownership

The following table sets forth for each Board Member the dollar range of equity securities beneficially owned in Investment Quality, Select Quality and Premier Income and in all Nuveen funds overseen by the Board Member as of December 31, 2015:

Dollar Range of Equity Securities

Name of Board Member	Investment Quality	Select Quality	Premier Income	Family of Investment Companies(1)
William Adams IV	None	None	None	over $100,000
Jack B. Evans	None	None	None	over $100,000
William C. Hunter	None	None	None	over $100,000
David J. Kundert	None	None	None	over $100,000
John K. Nelson	None	None	None	over $100,000
William J. Schneider	None	None	None	over $100,000
Thomas S. Schreier, Jr.	None	None	None	over $100,000
Judith M. Stockdale	None	None	None	over $100,000
Carole E. Stone	None	None	None	over $100,000
Terence J. Toth	None	None	None	over $100,000
Margaret L. Wolff(2).	None	None	None	None

(1)	The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member and in all Nuveen funds overseen by the Board Member.
(2)	Ms. Wolff was appointed to the Board effective February 15, 2016.

No Independent Board Member or his or her immediate family member owns beneficially or of record any security of Nuveen Fund Advisors, Nuveen Asset Management, LLC, the Funds’ sub-adviser (“Nuveen Asset Management” or the “Sub-Adviser”), Nuveen Investments or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen Investments.

As of December 31, 2015, Board Members and executive officers as a group beneficially owned approximately 2,000,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the deferred compensation plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan), and each Board Member’s individual beneficial shareholdings of each fund constituted less than 1% of the outstanding shares of such fund. As of December 31, 2015, the Board Members and officers of each fund as a group beneficially owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund. Information regarding beneficial owners of more than 5% of any class of shares of any fund is provided under “General Information—Shareholders of the Acquiring Fund and the Target Funds.”

Compensation

Effective January 1, 2016, Independent Board Members receive a $170,000 annual retainer plus: (1) a fee of $5,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (2) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (3) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (4) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (5) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (6) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (7) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Independent Chairman of the Board receives $80,000, and the chairpersons of the Audit Committee, the Dividend Committee, the Compliance Committee, the Nominating and Governance Committee and the Closed-End Funds Committee receive $12,500 each as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Funds and each Board Member of the Funds who is not an Independent Board Member serve without any compensation from the Funds.

The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to the Board Member for its last fiscal year:

Aggregate Compensation from the Funds(1)(2)

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth
Investment Quality	3,393	3,187	2,336	2,375	2,649	3,076	2,481	2,194	3,434
Select Quality	2,162	1,985	2,009	2,043	2,279	1,893	2,134	1,887	2,198
Premier Income	1,134	1,041	1,054	1,072	1,195	993	1,119	990	1,153
Total Compensation from Nuveen Funds Paid to Board Members(3)	$326,984	$302,125	$298,482	$303,750	$337,768	$289,213	$316,479	$278,625	$331,946

(1)	Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer(3)	Terence J. Toth
Investment Quality	341	—	2,336	—	2,649	832	1,242	—	1,529
Select Quality	217	—	2,009	—	2,279	492	1,068	—	937
Premier Income	114	—	1,054	—	1,195	258	560	—	492

(2)	Ms. Wolff was appointed to the Board effective February 15, 2016 and did not sit on the Board during the fiscal year ended October 31, 2015.
(3)	Ms. Stringer retired from the Board as of December 31, 2015.

Board Leadership Structure and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of board members who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme that raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures, which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected William J. Schneider as the Independent Chairman of the Board. Specific responsibilities of the Chairman include: (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee.    The Executive Committee, which meets between regular meetings of the Board as necessary, is authorized to exercise all of the powers of the Board. As of February 15, 2016, the members of the Executive Committee are William J. Schneider, Chair, William Adams IV and Terence J. Toth. During the fiscal year ended October 31, 2015, the Executive Committee of Premium Income met one time and the Executive Committee of Investment Quality, Select, Quality, and Premier Income did not meet.

Dividend Committee.    The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. As of February 15, 2016, the members of the Dividend Committee are William C. Hunter, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended October 31, 2015, the Dividend Committee met three times.

Closed-End Funds Committee.    The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of February 15, 2016, the members of the Closed-End Funds Committee are Carole E. Stone, Chair, William Adams IV, Jack B. Evans, John K. Nelson, William J. Schneider and Terence J. Toth. During the fiscal year ended October 31, 2015, the Closed-End Funds Committee met four times.

Audit Committee.    The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the Exchange Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE or NYSE MKT, as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions of these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review, in a general manner, the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE or NYSE MKT, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. A copy of the Charter is attached as Appendix B to this Joint Proxy Statement. As of February 15, 2016, the members of the Audit Committee are Jack B. Evans, Chair, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. During the fiscal year ended October 31, 2015, the Audit Committee met four times.

Compliance, Risk Management and Regulatory Oversight Committee.    The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. As of February 15, 2016, the members of the Compliance Committee are John K. Nelson, Chair, William C. Hunter, Judith M. Stockdale and Margaret L. Wolff. During the fiscal year ended October 31, 2015, the Compliance Committee met five times.

Nominating and Governance Committee.    The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that, as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things: makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation, including the compensation of the Independent Chairman of the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Member at the time of consideration of the nominees. However, all candidates must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE or NYSE MKT listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth and Margaret L. Wolff. During the fiscal year ended October 31, 2015, the Nominating and Governance Committee met six times.

During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx.

Board Diversification and Board Member Qualifications.    In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and will not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

William Adams IV

Mr. Adams, an interested Board Member of the Funds, is Co-Chief Executive Officer and Co-President (since March 2016), and was formerly Senior Executive Vice President, Global Structured Products of Nuveen Investments since November 2010. Mr. Adams has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Prior to that, he was Executive Vice President, U.S. Structured Products from December 1999 until November 2010 and served as Managing Director of Structured Investments from September 1997 to December 1999 and Vice President and Manager, Corporate Marketing from August 1994 to September 1997. He is Senior Executive Vice President of Nuveen Securities, LLC. Mr. Adams earned his Bachelor of Arts degree from Yale University and his Masters of Business Administration (MBA) from the University of Chicago’s Graduate School of Business. He is an Associate Fellow of Yale’s Timothy Dwight College and is currently on the Board of the Chicago Symphony Orchestra and of Gilda’s Club Chicago. Mr. Adams joined the Board in 2013.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and a Member and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa. Mr. Evans joined the Board in 1999.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He was previously Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit

Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and past President of Beta Gamma Sigma, Inc., The International Business Honor Society. Mr. Hunter joined the Board in 2003.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as a Director of the Northwestern Mutual Wealth Management Company (2006—2013). He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He is a Regent Emeritus and a Member of the Investment Committee of Luther College. He is also a Member of the Board of Directors (Milwaukee), College Possible and a member of the Board of Trustees, Milwaukee Repertory Theater. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University. Mr. Kundert joined the Board in 2005.

John K. Nelson

Mr. Nelson currently serves on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago and was formerly a member of The Hyde Park Angels and a Trustee at St. Edmund Preparatory School in New York City. He is former chair of the Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University. Mr. Nelson joined the Board in 2013.

William J. Schneider

Mr. Schneider, the Board’s Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the Board of WDPR Public Radio Station and of Med-America Health System. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider was an independent trustee of the Flagship Funds, a group of municipal open-end funds. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton. Mr. Schneider joined the Board in 1996.

Thomas S. Schreier, Jr.

Mr. Schreier, an interested Board Member of the Funds, has been Vice Chairman, Wealth Management of Nuveen Investments since January 2011. Mr. Schreier has also served as Co-President of Nuveen Fund Advisors, LLC since January 2011. Until Nuveen Investments’ acquisition of FAF Advisors on January 1, 2011, Mr. Schreier was Chief Executive Officer of FAF Advisors from November 2000, Chief Investment Officer of FAF Advisors from September 2007 and President of First American Funds from February 2001 to December 2010. From 1998 to November 2000, Mr. Schreier served as Senior Managing Director and Head of Equity Research for U.S. Bancorp Piper Jaffray, Inc. He received a Bachelor’s degree from the University of Notre Dame and an MBA from Harvard University. He is a Director and Vice Chairman of Allina Health and a member of its Finance, Audit and Investment Committees. He is also a Director of the Minneapolis Institute of Art. Mr. Schreier is a member of the Board of Governors of the Investment Company Institute and is on its Chairman’s Council. He has also served as director, chairman of the finance committee, and member of the audit committee for Pinnacle Airlines Corp. Mr. Schreier is former chairman of the Saint Thomas Academy Board of Trustees, a founding investor of Granite Global Ventures, and a member of the Applied Investment Management Advisory Board for the University of Notre Dame. Mr. Schreier joined the Board in 2013.

Judith M. Stockdale

Ms. Stockdale retired at the end of 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University. Ms. Stockdale joined the Board in 1997.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2

Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the boards of directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts in Business Administration from Skidmore College. Ms. Stone joined the Board in 2006.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008). From 2008 to 2013, he served as a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of Chicago Fellowship, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012), and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is Chair of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University. Mr. Toth joined the Board in 2008.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Independent Chairman.    William J. Schneider currently serves as the Independent Chairman of the Board. Specific responsibilities of the Chairman include: (1) presiding at all meetings of the Board and of the shareholders; (2) seeing that all orders and resolutions of the Board Members are carried into effect; and (3) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Board Member Terms.    Pursuant to the organizational documents of the Acquiring Fund, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting together as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board. Under normal circumstances, holders of preferred shares (including holders of VMTP Shares and VRDP Shares), voting separately as a single class, are entitled to elect two (2) Board Members. The Board Members elected by holders of preferred shares will be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws.”

Pursuant to the organizational documents of each of Investment Quality, Select Quality and Premier Income, Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Under normal circumstances, holders of preferred shares (including holders of VMTP Shares and VRDP Shares), voting separately as a single class, are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and preferred shares, voting together as a single class. Holders of preferred shares will be entitled to elect a majority of the Fund’s Board Members under certain circumstances.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Gifford R. Zimmerman 333 West Wacker Drive Chicago, Illinois 60606 1956	Chief Administrative Officer	Term: Annual Length of Service: Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003) and Nuveen Investments Advisers, LLC (since 2002); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	192

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President	Term: Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC; Managing Director (since 2014) of Nuveen Fund Advisors, LLC.	84

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Margo L. Cook 333 West Wacker Drive Chicago, Illinois 60606 1964	Vice President	Term: Annual Length of Service: Since 2009	Co-Chief Executive Officer and Co-President (since March 2016), formerly Senior Executive Vice President of Nuveen Investments, Inc.; Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; formerly, Managing Director—Investment Services of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	192

Lorna C. Ferguson 333 West Wacker Drive Chicago, Illinois 60606 1945	Vice President	Term: Annual Length of Service: Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	192

Stephen D. Foy 333 West Wacker Drive Chicago, Illinois 60606 1954	Vice President and Controller	Term: Annual Length of Service: Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	192

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Sherri A. Hlavacek 333 West Wacker Drive Chicago, Illinois 60606 1962	Vice President and Treasurer	Term: Annual Length of Service: Since 2015	Executive Vice President (since 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers, LLC and Nuveen Investments Holdings, Inc.; Executive Vice President, formerly, Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	192

Walter M. Kelly 333 West Wacker Drive Chicago, Illinois 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	192

David J. Lamb 333 West Wacker Drive Chicago, Illinois 60606 1963	Vice President	Term: Annual Length of Service: Since 2015	Senior Vice President of Nuveen Investment Holdings, Inc. (since 2006), Vice President prior to 2006.	84

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Tina M. Lazar 333 West Wacker Drive Chicago, Illinois 60606 1961	Vice President	Term: Annual Length of Service: Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC.	192

Kevin J. McCarthy 333 West Wacker Drive Chicago, Illinois 60606 1966	Vice President and Secretary	Term: Annual Length of Service: Since 2007	Executive Vice President, Secretary and General Counsel (since March 2016), formerly, Managing Director and Assistant Secretary of Nuveen Investments, Inc.; Executive Vice President (since March 2016), formerly, Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director (2008-2016) and Assistant Secretary (2007-2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Executive Vice President and Secretary (since March 2016), formerly, Managing Director, Assistant Secretary (2011-2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Execuvite President and Secretary of Nuveen Investments Advisers, LLC; Vice President (since 2007) and Secretary (since 2016) of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Winslow Capital Management, LLC (since 2010) and Tradewinds Global Investors, LLC (since 2016); Vice President (since 2010) and Secretary (since March 2016), formerly, Assistant Secretary of Nuveen Commodities Asset Management, LLC.	192

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years(2)	Number of Portfolios in Fund Complex Served by Officer(2)
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, Minnesota 55402 1953	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	192

Joel T. Slager 333 West Wacker Drive Chicago, Illinois 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	192

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.
(2)	Information as of April 15, 2016.

PROPOSAL NO. 2—REORGANIZATION OF EACH TARGET FUND INTO THE

ACQUIRING FUND (PREFERRED SHAREHOLDERS OF EACH FUND)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement with respect to the proposed Reorganizations. More complete information is contained elsewhere in this Joint Proxy Statement and the appendices hereto. Shareholders should read the entire Joint Proxy Statement carefully.

Background and Reasons for the Reorganizations

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. The proposals included the Reorganization of each Target Fund into the Acquiring Fund. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of such Fund. The Target Funds and the Acquiring Fund have similar investment objectives, policies and risks and invest exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax.

Based on information provided by Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”), the investment adviser to each Fund, each Fund’s Board believes that the Reorganizations may benefit common shareholders in a number of ways, including, among other things:

●

The potential for higher common share net earnings over time from increased operating economies of scale, which may support higher distribution rates in the future and increase investor interest in the combined fund, and, in turn, may lower the trading discount to net asset value of common shares;

●	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund;

●	Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

●	Lower fund operating expenses (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of the Funds. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganizations, see “C. Information About the Reorganizations—Reasons for the Reorganizations.”

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing, each Fund will receive, with respect to its proposed Reorganization(s), an opinion of Vedder Price P.C., subject to certain representations, assumptions and conditions, substantially to the effect that the proposed Reorganization(s) will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. It is also expected that preferred shareholders of a Target Fund who receive Acquiring Fund preferred shares pursuant to a Reorganization will recognize no gain or loss for federal income tax purposes as a result of such exchange. However, gain or loss may be recognized by a shareholder who exercises dissenters’ rights under Minnesota law.

The foregoing discussion and the tax opinion discussed above to be received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code and that preferred shareholders of a Target Fund will not recognize gain or loss upon the exchange of their shares, will rely on the position that the Acquiring Fund preferred shares will constitute equity of the Acquiring Fund. See “C. Information About the Reorganizations—Material Federal Income Tax Consequences of the Reorganizations.”

Comparison of the Acquiring Fund and each Target Fund

General.    The Acquiring Fund and each Target Fund are diversified, closed-end management investment companies. Set forth below is certain comparative information about the organization, capitalization and operation of each Fund.

Organization
Fund	Organization Date	State of Organization	Entity Type
Acquiring Fund	January 15, 1999	Massachusetts	business trust
Premium Income	April 15, 1988	Minnesota	corporation
Investment Quality	January 23, 1990	Minnesota	corporation
Select Quality	January 23, 1991	Minnesota	corporation
Premier Income	July 25, 1991	Minnesota	corporation

Capitalization—Common Shares
Fund	Authorized Shares	Shares Outstanding(1)	Par Value Per Share	Preemptive, Conversion or Exchange Rights	Rights to Cumulative Voting	Exchange on which Common Shares are Listed
Acquiring Fund	Unlimited	39,296,352	$0.01	None	None	NYSE
Premium Income	200,000,000	64,060,043	$0.01	None	None	NYSE
Investment Quality	200,000,000	41,576,384	$0.01	None	None	NYSE
Select Quality	200,000,000	35,222,129	$0.01	None	None	NYSE
Premier Income	200,000,000	19,888,518	$0.01	None	None	NYSE

(1)	As of March 18, 2016 for the Acquiring Fund, and as of April 18, 2016 for each Target Fund.

The Acquiring Fund currently has outstanding 2,650 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (the “Outstanding VMTP Shares”). Premium Income currently has outstanding 4,070 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; Investment Quality currently has outstanding 435 VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and 2,368 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; Select Quality currently has outstanding 2,675 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share; and Premier Income currently has outstanding 1,277 VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share. Each Fund’s VMTP Shares and VRDP Shares are entitled to one vote per share. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have rights and preferences, including liquidation preferences, that are substantially identical (with respect to VMTP Shares) or substantially similar (with respect to VRDP Shares) to those of the outstanding Target Fund preferred shares for which they are exchanged.

Investment Objectives and Policies.    The investment objectives of the Funds are similar. The investment objectives of the Acquiring Fund are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The investment objective of Premium Income is to provide, through investment in a professionally managed portfolio of investment grade tax-exempt municipal obligations, a high level of current income exempt from federal income tax, consistent with preservation of capital. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal obligations, current income exempt from regular federal income tax. The primary investment objective of Select Quality is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax. Premier Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. The secondary investment objective of each of Investment Quality, Select Quality and Premier Income is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. Premium Income does not have a secondary investment objective.

The Acquiring Fund has a fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its managed assets in a portfolio of securities the income from which is exempt from regular federal income tax. Each Target Fund has a fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its managed assets in municipal securities and other related investments the income from which is exempt from regular federal income tax. The investment policies of the Target Funds are substantially similar to those of the Acquiring Fund.

The following summary compares the current principal investment policies and strategies of the Acquiring Fund, to the current principal investment policies and strategies of the Target Funds as of the date of this Joint Proxy Statement. “Managed Assets” includes the net assets of a Fund as well as assets of a Fund that are attributable to leverage.

Acquiring Fund	Premium Income	Investment Quality, Select Quality and Premier Income	Differences
Principal Investment Strategy: Under normal circumstances, the fund will invest at least 80% of its Managed Assets in a portfolio of securities that pay interest exempt from federal income tax.

Principal Investment

Strategy:

Under normal circumstances, the fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

Principal Investment

Strategy:

Under normal circumstances, the fund will invest at least 80% of its Managed Assets in municipal securities and other related investments, the income from which is exempt from regular federal income tax.

Substantially identical.

Acquiring Fund	Premium Income	Investment Quality, Select Quality and Premier Income	Differences

Credit Quality:

Under normal circumstances, the fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the fund’s sub-adviser.[1]

Credit Quality:

Under normal circumstances, the fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the fund’s sub-adviser.

Credit Quality:

Under normal circumstances, the fund may invest up to 35% of its Managed Assets in securities that, at the time of investment, are rated below the three highest grades (Baa or BBB or lower) by at least one NRSRO or are unrated but judged to be of comparable quality by the fund’s sub-adviser.

Identical.

Leverage:

The fund may employ leverage through the issuance of preferred shares, bank borrowings or portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities. The fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Leverage:

The fund may employ leverage through the issuance of preferred shares, bank borrowings or portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities. The fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Leverage:

The fund may employ leverage through the issuance of preferred shares, bank borrowings or portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities. The fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

Identical.

[1]	Prior to February 4, 2016, each Fund had non-fundamental investment policies that required the Fund, under normal circumstances, (1) to invest at least 80% of its Managed Assets in investment-grade municipal securities (which includes Baa/BBB-rated municipal securities) and (2) permitted the Fund to invest up to 20% of its Managed Assets in below-investment-grade municipal securities and no more than 10% of its Managed Assets in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser. On February 4, 2016, the Board of each Fund replaced this policy and adopted the non-fundamental current policy described above. Non-fundamental investment policies may be changed by the Board at any time without shareholder approval. Each of the Funds has certain agreements in place related to its outstanding preferred shares. These agreements currently have covenants aligned with the Funds’ non-fundamental investment policies that were in effect prior to February 4, 2016. Consequently, the Funds must comply with the investment policy covenants contained in the preferred share agreements until such time that those agreements are amended. It is currently expected that the agreements governing the Acquiring Fund’s outstanding preferred shares will be so amended in connection with the completion of the Reorganizations, and that the agreements governing the new preferred shares to be issued by the Acquiring Fund in the Reorganizations will include provisions permitting the Acquiring Fund to take full advantage of its non-fundamental investment policies. It is not currently expected that the agreements governing the Target Funds’ outstanding preferred shares will be amended prior to the completion of the Reorganizations.

Acquiring Fund	Premium Income	Investment Quality, Select Quality and Premier Income	Differences

Illiquid Securities:

The fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and repurchase agreements with maturities in excess of seven days.

Illiquid Securities:

The fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Illiquid Securities:

The fund may invest in municipal securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act, that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Substantially identical.

Weighted Average Maturity Policy:

The fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Weighted Average Maturity Policy:

The fund buys municipal securities with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions.

Weighted Average Maturity Policy:

The fund will primarily invest in municipal securities with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the fund may be shortened, depending on market conditions.

Substantially identical.

Other Investment Companies:

The fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the fund may invest directly.

Other Investment Companies:

The fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the fund may invest directly.

Other Investment Companies:

The fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the fund may invest directly.

Substantially identical.

Acquiring Fund	Premium Income	Investment Quality, Select Quality and Premier Income	Differences

Use of Derivatives:

The fund may enter into certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including credit default swaps and interest rate swaps), options on financial futures, options on swap contracts or other derivative instruments. The fund may not enter into a futures contract or related options or forward contracts if more than 30% of the fund’s net assets would be represented by futures contracts or more than 5% of the fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Use of Derivatives:

The fund may invest in derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts, or other derivative instruments. The fund may not enter into futures contracts or related options or forward contracts, if more than 30% of the fund’s net assets would be represented by futures contracts or more than 5% of the fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

Use of Derivatives:

The fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Adviser’s opinion, correlate with the prices of the fund’s investments. The fund may not enter into a futures contract or related options or forward contracts if more than 30% of the fund’s net assets would be represented by futures contracts or more than 5% of the fund’s net assets would be committed to initial margin deposits and premiums on future contracts or related options.

Substantially identical.

Credit Quality.    A comparison of the credit quality (as a percentage of total investment exposure, which includes the leveraged effect of the Acquiring Fund and each Target Fund’s investments in inverse floating rate securities of tender option bond trusts) of the portfolios of the Acquiring Fund and each Target Fund, as of October 31, 2015, is set forth in the table below. The information for the Acquiring Fund and each Target Fund in the table below reflects that fund’s investment policies as in effect on October 31, 2015. Under the non-fundamental investment policies adopted on February 4, 2016, the Acquiring Fund and each Target Fund is expected to increase its allocation to lower rated securities over time.

Credit Rating(1)	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income
AAA/U.S. Guaranteed	12.3%	11.5%	11.7%	16.7%	18.7%
AA	55.2%	40.8%	38.4%	45.5%	43.2%
A	19.3%	28.6%	25.8%	21.2%	17.6%
BBB	5.1%	13.6%	14.2%	7.9%	10.6%
BB or lower	6.4%	4.4%	5.2%	7.3%	6.5%
N/R (not rated)	1.6%	1.1%	4.7%	1.4%	3.4%
N/A (not applicable)(2)	0.1%	—	—	—	—

(1)	Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch Ratings, Inc. (“Fitch”). Credit ratings are subject to change. AAA, AA, A, and BBB are investment-grade ratings; BB, B, CCC, CC and D are below-investment-grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.
(2)	Relates to investment company holdings of the Acquiring Fund.

Leverage.    Each Fund may utilize the following forms of leverage: (1) the issuance of preferred shares, (2) bank borrowings and (3) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities (sometimes referred to as “inverse floaters”). The Acquiring Fund and each Target Fund currently employs leverage through the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to the Acquiring Fund and each Target Fund’s use of leverage for the last three fiscal years are set forth below:

Acquiring Fund	2015	2014	2013
Asset Coverage Ratio(1)	328.91%	331.87%	314.01%
Regulatory Leverage Ratio(2)	30.40%	30.13%	31.85%
Effective Leverage Ratio(3)	34.11%	34.66%	37.01%

Premium Income	2015	2014	2013
Asset Coverage Ratio(1)	341.10%	343.27%	319.40%
Regulatory Leverage Ratio(2)	29.32%	29.13%	31.31%
Effective Leverage Ratio(3)	36.85%	35.53%	39.03%

Investment Quality	2015	2014	2013
Asset Coverage Ratio(1)	337.44%	340.13%	325.66%
Regulatory Leverage Ratio(2)	29.64%	29.40%	30.71%
Effective Leverage Ratio(3)	35.86%	35.98%	38.89%

Select Quality	2015	2014	2013
Asset Coverage Ratio(1)	304.96%	306.39%	287.01%
Regulatory Leverage Ratio(2)	32.79%	32.64%	34.84%
Effective Leverage Ratio(3)	36.73%	37.70%	40.16%

Premier Income	2015	2014	2013
Asset Coverage Ratio(1)	333.35%	338.91%	317.75%
Regulatory Leverage Ratio(2)	30.00%	29.51%	31.47%
Effective Leverage Ratio(3)	35.27%	36.52%	39.79%

(1)	A fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of the fund, less all liabilities and indebtedness not represented by preferred shares or senior securities representing indebtedness, bears to the aggregate amount of preferred shares and senior securities representing indebtedness issued by the fund.
(2)	Regulatory leverage consists of preferred shares or debt issued by the fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(3)	Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Board Members and Officers.    The Acquiring Fund and each Target Fund have the same Board Members and officers. The management of each of the Acquiring Fund and the Target Funds, including general supervision of the duties performed by such fund’s investment adviser under an investment management agreement between the investment adviser and such fund (each, an “Investment Management Agreement”), is the responsibility of its Board. Each of the Acquiring Fund and the Target Funds currently has eleven (11) Board Members, two (2) of whom are “interested persons,” as defined in the 1940 Act, and nine (9) of whom are not interested persons. The names and business addresses of the Board Members and officers of the funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal No. 1—The Election of Board Members.”

While the Acquiring Fund and Target Funds have the same Board Members, the Acquiring Fund, which is organized as a Massachusetts business trust (the “Massachusetts Fund”), has a board structure that is different from the structure for the Target Funds, which are organized as Minnesota corporations (the “Minnesota Funds”). All members of the boards of directors of the Minnesota Funds stand for election each year. In contrast to the Minnesota Funds’ board structure, and pursuant to the Massachusetts Fund’s by-laws, the board of trustees of the Massachusetts Fund is divided into three classes (Class I, Class II and Class III) with staggered multi-year terms, such that only the members of one of the three classes stand for election each year; provided, however, that holders of preferred shares are entitled as a class to elect two trustees of the Acquiring Fund at all times. The staggered board structure could delay for up to two years the election of a majority of the Board of the Acquiring Fund. To the extent the preferred shares are held by a small number of institutional holders, a few holders could exert influence on the selection of the Board as a result of the requirement that holders of preferred shares be entitled to elect two trustees of the Acquiring Fund at all times. The Acquiring Fund’s board structure will remain in place following the closing of the Reorganizations.

Investment Adviser.    Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Adviser”) is the investment adviser to each Fund and is responsible for overseeing each Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Funds, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Funds. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (previously defined as “Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $225 billion in assets under management as of December 31, 2015. Nuveen is a separate subsidiary of TIAA, a financial services organization based in New York, New York. TIAA acquired Nuveen on October 1, 2014.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each of the Funds pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Funds with a portion of the management fee Nuveen Fund Advisors receives from each Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Unless earlier terminated as described below, each Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2016. Each Investment Management

Agreement continues in effect from year to year so long as such continuation is approved at least annually by: (1) the Board or the vote of a majority of the outstanding voting securities of the Fund; and (2) a majority of the Board Members who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

Pursuant to each Investment Management Agreement, each Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. Each Fund’s management fee consists of two components—a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors, and a specific fund-level fee, based only on the amount of assets within such Fund. This pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual Fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

For the fiscal year ended October 31, 2015, the effective management fee rates of the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income, expressed as a percentage of average total daily net assets (including assets attributable to leverage), were 0.59%, 0.58%, 0.59%, 0.59% and 0.60%, respectively.

The annual fund-level fee rate for each Fund, payable monthly, is calculated according to the following schedules:

Current Fund-Level Fee Schedule for the Acquiring Fund

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For net assets over $2 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

Fund-Level Fee Schedule for Premium Income, Investment Quality,

Select Quality and Premier Income

Average Total Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3875%
For net assets over $5 billion	0.3750%

*	For this purpose, average total daily net assets include net assets attributable to preferred shares and residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts.

In connection with the Reorganizations, Nuveen Fund Advisors proposed and the Board of the Acquiring Fund approved an amended management fee schedule for the Acquiring Fund, to take effect in conjunction with the closing of the Reorganizations, that includes an additional breakpoint, providing for a lower effective fund-level management fee rate payable with respect to managed assets over $5 billion, and standardizes the Acquiring Fund’s Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds. The pro forma managed assets of the combined fund as of October 31, 2015 do not total $5 billion, and it is not expected that the Acquiring Fund will have $5 billion in managed assets immediately following the closing of the Reorganizations. Accordingly, it is not expected that shareholders of the combined fund will benefit from the new breakpoint immediately following the Reorganizations.

The annual fund-level fee rate for the Acquiring Fund under the new Investment Management Agreement, payable monthly, will be calculated according to the following schedule:

Proposed Fund-Level Fee Schedule for the Acquiring Fund

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	0.4500%
For the next $125 million	0.4375%
For the next $250 million	0.4250%
For the next $500 million	0.4125%
For the next $1 billion	0.4000%
For the next $3 billion	0.3750%
For managed assets over $5 billion	0.3625%

*	For this purpose, managed assets means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of U.S. generally accepted accounting principles).

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its Board Members (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. For the services provided pursuant to each Fund’s Sub-Advisory Agreement, Nuveen Fund Advisors pays Nuveen Asset Management a fee, payable monthly, equal to 38.4615% of the management fee (net of applicable waivers and reimbursements) paid by the Fund to Nuveen Fund Advisors.

The stated fund-level fee rate for the Acquiring Fund is lower at certain asset values than the fee rates of Premium Income, Investment Quality, Select Quality and Premier Income at the same asset levels. The effective fund-level fee rate as a percentage of average daily Managed Assets for the combined fund is expected to be lower than the current effective fund-level fee rate for the Acquiring Fund and each Target Fund due to the combination of the assets of the Funds and the combined fund’s ability to benefit from available breakpoints in the applicable fee schedule that reduces the fee rate as the Acquiring Fund’s Managed Assets increase in size.

Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of eligible assets for all Nuveen sponsored funds in the United States, as stated in the table below. As of October 31, 2015, the complex-level fee rate for each Fund was 0.1639%.

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level**	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

**	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011.

A discussion of the basis for the Board’s most recent approval of each Fund’s current Investment Management Agreement and Sub-Advisory Agreement are included in the Fund’s Annual Report for the fiscal year ended October 31, 2015.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the portfolios of the Funds using a team of analysts and a portfolio manager that focuses on a specific group of funds. Thomas C. Spalding, CFA, is the portfolio manager of the Acquiring Fund and Select Quality. Paul L. Brennan, CFA, CPA, is the portfolio manager of Premium Income. Christopher L. Drahn, CFA, is the portfolio manager of Investment Quality, and Daniel J. Close, CFA, is the portfolio manager of Premier Income.

Mr. Spalding assumed portfolio management responsibility for the Acquiring Fund and Select Quality in 2003. Mr. Brennan assumed portfolio management responsibility for Premium Income in 2006. Mr. Drahn assumed portfolio management responsibility for Investment Quality in 2011, and Mr. Close assumed portfolio management responsibility for Premier Income in 2011. Mr. Drahn will manage the combined fund upon completion of the Reorganizations.

Thomas Spalding, CFA, is Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 16 Nuveen-sponsored investment companies.

Paul L. Brennan, CFA, CPA, manages several Nuveen municipal national and state mutual funds and closed-end bond funds. Mr. Brennan began his career in the investment business in 1991, as a municipal credit analyst for Flagship Financial, before becoming a portfolio manager in 1994. He joined Nuveen Investments in 1997, when Nuveen acquired Flagship Financial that year. He earned his B.S. in Accountancy and Finance from Wright State University. He is a Certified Public Accountant (CPA), has earned the Chartered Financial Analyst (CFA) designation, and currently sits on the Nuveen Asset Management Investment Management Committee.

Christopher L. Drahn, CFA, manages several municipal funds and portfolios. He began working in the financial industry when he joined FAF Advisors in 1980. Mr. Drahn became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Mr. Drahn holds the Chartered Financial Analyst (CFA) designation.

Daniel J. Close, CFA, is a Senior Vice President of Nuveen Investments. He joined Nuveen Investments in 2000 as a member of Nuveen’s product management and development team. He then served as a research analyst for Nuveen’s municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his B.S. in Business from Miami University and his M.B.A. from Northwestern University’s Kellogg School of Management. Mr. Close has earned the Chartered Financial Analyst (CFA) designation. Mr. Close also serves as a portfolio manager for various Nuveen Build America Bond strategies.

Comparative Risk Information

Because the Acquiring Fund and the Target Funds have similar investment objectives and policies and substantially similar portfolio compositions, the principal risks of an investment in each fund are similar. Each fund is subject to various risks associated with investing primarily in a portfolio of municipal securities and employing leverage, which include:

●

Municipal Securities Risk. Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of a fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, regulatory developments or enforcement actions, uncertainties related to the tax status of municipal securities, or the rights of investors.

●	Tax Risk. The tax treatment of fund distributions may be affected by new Internal Revenue Service (“IRS”) interpretations of the Code and future changes in tax laws and regulations.

●

Leverage Risk. Each fund’s use of leverage creates the possibility of higher volatility for the fund’s per share net asset value, market price, distributions and returns. There is no assurance that a fund’s leveraging strategy will be successful.

●

Inverse Floater Risk. The funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the fund could lose more than its original principal amount.

●

Issuer Credit Risk. This is the risk that a security in a fund’s portfolio will fail to make dividend or interest payments when due. Investments in lower rated securities are subject to higher risks than investments in higher rated securities.

●	Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

●	Reinvestment Risk. If market interest rates decline, income earned from a fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

●	Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities.

●

Derivatives Risk. The funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount invested.

●

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease a fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease a fund’s ability to buy or sell bonds. As a result, a fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If a fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

●

High Yield Securities Risk. High yield securities, which are rated below investment grade and commonly referred to as “junk bonds,” are speculative and high risk investments that may cause income and principal losses for a fund. They generally have greater credit risk, involve greater risks of default, downgrade, or price declines, are less liquid and have more volatile prices than investment-grade securities. Issuers of high yield securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than issuers with higher credit ratings. Under the non-fundamental investment policies adopted on February 4, 2016, the Acquiring Fund and each Target Fund are expected to increase its allocation to lower rated securities over time.

The principal risks of investing in the Acquiring Fund are described in more detail under “Risk Factors.”

Comparative Expense Information

The information in the table below reflects the fees and expenses borne by common shareholders for the Acquiring Fund each Target Fund’s fiscal year ended October 31, 2015, except as described in footnotes 1 and 5 below, and the pro forma expenses for the twelve (12) months ended October 31, 2015, for the combined fund following the Reorganizations. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The actual rates of return of the Acquiring Fund and Target Funds may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)(2)

	Premium Income	Investment Quality	Select Quality	Premier Income	Acquiring Fund	Nuveen Enhanced Quality Municipal Income Fund Pro Forma(3)(4)
Annual Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.91%	0.92%	0.93%	0.88%	0.86%
Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters(4)	0.45%	0.54%	0.59%	0.54%	0.47%	0.52%
Other Expenses(5)	0.07%	0.09%	0.08%	0.09%	0.06%	0.06%

Total Annual Expenses	1.42%	1.54%	1.59%	1.56%	1.41%	1.44%

(1)	Annual Expenses (as a percentage of net assets applicable to common shares) are based on the expenses of the Acquiring Fund and Target Funds for the twelve (12) months ended October 31, 2015. Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters for Premium Income have been restated to assume the issuance of Series 2018 VMTP Shares for the full period and to exclude one-time debt modification expenses. Fees on Preferred Shares and Interest and Related Expenses from Inverse Floaters for the Nuveen Enhanced Quality Municipal Income Fund Pro Forma were estimated based on the actual expenses incurred by the Funds during the twelve (12) months ended October 31, 2015 adjusted for the restatement of expenses of Premium Income noted above and adjusted for the impact of assumed additional inverse floating rate securities $53,191,000.
(2)	The purpose of the table below, which is presented with the same adjustments and for the same period as the Comparative Fee Table, is to assist you in understanding the impact of the Reorganizations on the Funds’ operating expenses, which do not include the costs of leverage.

	Premium Income	Investment Quality	Select Quality	Premier Income	Acquiring Fund	Nuveen Enhanced Quality Municipal Income Fund Pro Forma
Operating Expenses (as a percentage of net assets applicable to common shares)
Management Fees	0.90%	0.91%	0.92%	0.93%	0.88%	0.86%
Other Expenses	0.07%	0.09%	0.08%	0.09%	0.06%	0.06%

Total Operating Expenses	0.97%	1.00%	1.00%	1.02%	0.94%	0.92%

(3)	Pro Forma figures reflect the impact of applying the Acquiring Fund’s post-Reorganization fund-level management fee rates to Nuveen Enhanced Quality Municipal Income Fund’s Managed Assets and the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations. Pro Forma figures assume additional leverage of $53,191,000 estimated to be incurred following the Reorganizations to achieve a leverage ratio equal to the highest leverage ratio of the Target Funds and the Acquiring Fund as of October 31, 2015. Pro Forma expenses do not include the expenses to be borne by the common shareholders of the Funds in connection with the Reorganizations, which are estimated to be $470,000 (0.08%) for the Acquiring Fund, $760,000 (0.08%) for Premium Income, $535,000 (0.08%) for Investment Quality, $430,000 (0.08%) for Select Quality and $260,000 (0.09%) for Premier Income. All percentages are based on average net assets applicable to common shares for the twelve (12) months ended October 31, 2015.
(4)	Upon the closing of the Reorganizations, the Acquiring Fund will change its name to “Nuveen Enhanced Quality Municipal Income Fund.”
(5)	Fees on Preferred Shares assume annual dividends paid and amortization of offering costs for VMTP Shares and VRDP Shares, where applicable, and annual liquidity and remarketing fees for VRDP Shares, where applicable. Interest and Related Expenses from Inverse Floaters include interest expense attributable to inverse floating rate securities created by selling a fixed-rate bond to a broker dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (“self-deposited inverse floating rate securities”). To the extent the Acquiring Fund and each Target Fund create self-deposited inverse floating rate securities, the fund recognizes interest expense because accounting rules require the fund to treat interest paid by such trusts as having been paid (indirectly) by the fund. Because the Fund also recognizes a corresponding amount of additional interest earned (also indirectly), the fund’s net asset value per share, net investment income and total return are not affected by the accounting treatment. The actual fees on preferred shares and interest and related expenses from inverse floaters incurred in the future may be higher or lower. The Funds’ use of leverage will increase the amount of management fees paid to the Adviser and the Sub-Adviser.
(6)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

Example:    The following examples illustrate the expenses that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return. The examples should not be considered a representation of future expenses. Actual expenses may be greater or lesser than those shown.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$14	$45	$77	$169
Premium Income	$14	$45	$78	$170
Investment Quality	$16	$49	$84	$183
Select Quality	$16	$50	$87	$189
Premier Income	$16	$49	$85	$186
Nuveen Enhanced Quality Municipal Income Fund Pro Forma	$15	$46	$79	$172

Comparative Performance Information

Comparative total return performance for common shares of the Acquiring Fund and the Target Funds for periods ended October 31, 2015:

	Average Annual Total Return on Net Asset Value			Average Annual Total Return on Market Value
	One Year	Five Years	Ten Years	One Year	Five Years	Ten Years
Acquiring Fund	4.43%	7.30%	6.24%	5.57%	6.14%	6.09%
Premium Income	4.57%	7.40%	6.21%	6.40%	5.62%	6.13%
Investment Quality	5.05%	7.69%	6.60%	10.22%	7.24%	7.14%
Select Quality	4.53%	7.49%	6.42%	3.26%	4.28%	5.69%
Premier Income	3.14%	6.41%	5.70%	2.36%	4.75%	5.85%

Average Annual Total Return on Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Average Annual Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Past performance information is not necessarily indicative of future results.

B.	RISK FACTORS

The principal risks of investing in VRDP Shares of the Acquiring Fund are described under the caption “Risk Factors” in the Confidential Information Memorandum accompanying this Joint Proxy Statement as Appendix D (the “Memorandum”). An investment in the VRDP Shares of Premier Income, Select Quality and Investment Quality is also generally subject to these principal risks. The risks and special considerations discussed in the Memorandum should be considered by holders of VRDP Shares of each Fund in their evaluation of the Reorganizations. In connection with recent changes to the credit quality policy of the Acquiring Fund and each Target Fund, each fund is expected to increase its allocation to lower rated securities over time.

C.	INFORMATION ABOUT THE REORGANIZATIONS

General

The boards of directors/trustees of Nuveen’s leveraged national municipal closed-end funds, including the Board of each of the Funds, have approved a series of proposals that are intended to benefit shareholders in a number of ways by streamlining and differentiating Nuveen’s product offerings. As part of this initiative, the Board of each Target Fund and the Acquiring Fund approved the Reorganizations. Each Board has determined that the Reorganization(s) proposed for its Fund would be in the best interests of its Fund. Each Fund’s Board considered the Reorganization(s) as part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale and more clearly differentiated and competitive investment mandates. As noted above, the Acquiring Fund and the Target Funds have similar investment objectives, policies and risks and substantially similar portfolio compositions.

Based on the information provided by Nuveen Fund Advisors, each Fund’s Board believes that the proposed Reorganizations may benefit common shareholders in a number of ways, including, among other things:

●

The potential for higher common share net earnings over time from increased operating economies of scale, which may support higher distribution rates in the future and increase investor interest in the combined fund, and, in turn, may lower the trading discount to net asset value of common shares;

●	Increased portfolio and leverage management flexibility due to the significantly larger asset base of the combined fund;

●	Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

●	Lower fund operating expenses (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base.

The pro forma total expense ratio of the combined fund as of the date presented in the Comparative Fee Table on page 41 of the Joint Proxy Statement is lower than the total expense ratio of each of Investment Quality, Select Quality and Premier Income. However, because the combined fund is expected to make greater use of regulatory leverage (i.e., leverage attributable to preferred shares and bank borrowings) than the Acquiring Fund and Premium Income, the pro forma total expense ratio of the combined fund as of that date is two to three basis points (i.e., 0.02% to 0.03%) higher than the total expense ratio of the Acquiring Fund and Premium Income.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of the Funds. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Terms of the Reorganizations

General.    The Agreement, in the form attached as Appendix A to this Joint Proxy Statement, provides for: (1) the Acquiring Fund’s acquisition of substantially all of the assets of each Target Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share, and newly issued VMTP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, and/or newly issued VRDP Shares, with a par value of $0.01 per share and a liquidation preference of $100,000 per share, of the Acquiring Fund, as applicable, and the Acquiring Fund’s assumption of substantially all of the liabilities of each Target Fund; and (2) the distribution of the newly issued Acquiring Fund common shares and Acquiring Fund preferred shares received by each Target Fund to its common and preferred shareholders, respectively, as part of the liquidation, dissolution and termination of each Target Fund in accordance with applicable law. No fractional Acquiring Fund common shares will be distributed to a Target Fund’s common shareholders in connection with a Reorganization and, in lieu of such fractional shares, each Target Fund’s common shareholders entitled to receive a fractional share will receive cash in an amount equal to a pro-rata share of the proceeds from the sale by the Acquiring Fund’s transfer agent of the aggregated fractional shares in the open market (as described further below), which may be higher or lower than net asset value. Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization. The preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations will have equal priority with each other and with the Acquiring Fund’s other outstanding preferred shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. In addition, the preferred shares of the Acquiring Fund, including the preferred shares of the Acquiring Fund to be issued in connection with the Reorganizations, will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

As a result of the Reorganizations, the assets of the Acquiring Fund and each Target Fund would be combined, and the shareholders of each Target Fund would become shareholders of the Acquiring Fund. The closing date is expected to be on or about July 11, 2016, or such other date as the parties may agree (the “Closing Date”). Following the Reorganizations, each Target Fund would terminate its registration as an investment company under the 1940 Act. The Acquiring Fund will continue to operate after the Reorganizations as a registered closed-end management investment company, with the investment objectives and policies described in this Joint Proxy Statement.

Following the Reorganizations, each preferred shareholder of a Target Fund would own the same number of Acquiring Fund preferred shares with the same aggregate liquidation preference as preferred shares of the Target Fund held by such shareholder immediately prior to the closing of the Reorganizations, with substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholder immediately prior to the closing of the Reorganizations. As a result of the Reorganizations, preferred shareholders of the Funds may hold reduced voting percentages of preferred shares in the combined fund than they held in the Acquiring Fund or Target Fund individually. In addition, the VMTP Shares of the Acquiring Fund, Premium Income, and Investment Quality are currently owned by a single institutional investor or a single group of affiliated institutional investors.

Valuation of Assets and Liabilities.    If the Reorganizations are approved and the other closing conditions are satisfied or waived, the value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of each Target Fund’s assets will be determined by using the valuation procedures of the Nuveen closed-end funds adopted by the Board or such other valuation procedures as will be mutually agreed upon by the parties. The value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by each Fund as specifically authorized by each Fund’s Board; provided, however, that following receipt of shareholder approval of the Agreement at the Annual Meeting, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to each Target Fund’s shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganizations is subject to the satisfaction or waiver of the following closing conditions: (1) the requisite approval by the shareholders of each Fund, as applicable, of the proposals with respect to the Reorganization(s) in this Joint Proxy Statement, (2) each Fund’s receipt of an opinion substantially to the effect that its Reorganization(s) will qualify as a reorganization under the Code (see “—Material Federal Income Tax Consequences of the Reorganizations”), (3) the absence of legal proceedings challenging the Reorganizations, and (4) the Funds’ receipt of certain customary certificates and legal opinions. Additionally, in order for the Reorganizations to occur, each Fund must obtain certain consents, confirmations and/or waivers from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of the Funds. The Funds are not required under the respective Statements for VMTP Shares or VRDP Shares to maintain any particular (or particular level of) long-term ratings for the VMTP Shares or VRDP Shares.

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or a Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the closing due to: (1) a breach by any other party of any representation, warranty or agreement contained therein to be performed at or before the closing, if not cured within 30 days of the breach and prior to the closing; (2) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (3) a determination by its Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Reorganizations

Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that its Fund’s Reorganization(s) would be in the best interests of its Fund and that the interests of the existing shareholders of such Fund would not be diluted as a result of such Reorganization(s). At a meeting held on February 4, 2016 (the “February Meeting”), the Boards approved the Reorganizations and recommended that shareholders of the respective Funds approve the Reorganizations.

Since the beginning of 2015, the Adviser has been evaluating the national municipal closed-end fund market and, in particular, its leveraged national municipal closed-end funds and their position in the market. As part of this broad initiative, the Adviser has proposed to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale and more clearly differentiated and competitive investment mandates. The Reorganizations were intended, among other things, to create a combined fund with significantly greater scale and to provide various benefits to shareholders as outlined in further detail below.

During the time leading up to the February Meeting, the Adviser made presentations, and the Boards received a variety of materials relating to the proposed Reorganizations, including the rationale therefor. Prior to approving the Reorganizations, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters and met with independent legal counsel in private sessions without management present. The Boards considered a number of principal factors presented at the time of the February Meeting or at prior meetings in reaching their determinations, including the following:

●	the compatibility of the investment objectives, policies and related risks of the Acquiring Fund and the Target Funds;

●	the consistency of portfolio management;

●

the anticipated improved economies of scale and an additional breakpoint in the fund-level management fee schedule for the combined fund, creating the potential for lower operating expenses (i.e., total expenses excluding the costs of leverage);

●	the potential for improved secondary market trading with respect to the common shares;

●	the anticipated federal income tax-free nature of the Reorganizations;

●	the expected costs of the Reorganizations;

●	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of the shareholders of the Funds;

●	the effect of the Reorganizations on shareholder rights; and

●	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Acquiring Fund and each Target Fund are similar. The Boards further noted that each Fund is a diversified closed-end fund that invests exclusively in municipal securities and other investments the income from which is exempt from regular federal income tax.

The Boards noted that, as of February 4, 2016, the Acquiring Fund and the Target Funds have a non-fundamental investment policy permitting them to invest, under normal circumstances, up to 35% of their respective Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment-grade securities or unrated securities judged to be of comparable quality by the fund’s Sub-Adviser. The Boards recognized that under this policy, the Acquiring Fund and the Target Funds are expected to increase their respective allocations to lower rated securities over time.

In addition to evaluating the compatibility of the investment strategies and related risks, the Boards considered the portfolio composition of the Acquiring Fund and each Target Fund and the impact of the Reorganizations on each fund’s portfolio, including the shifts in credit quality as well as any shifts in sector allocations, yield, leverage and leverage costs. The Boards also considered the relative performance of the Funds and the factors that may affect the future performance of the combined fund, including the secondary market trading of its shares. The Boards also recognized that each Fund utilizes leverage. If the Reorganizations are approved, the Boards considered that the Target Funds may sell portfolio securities prior to the closing of the Reorganizations. The Boards considered the potential for related gains and losses of such transactions.

In evaluating the Reorganizations and related proposals, the Boards considered the anticipated benefits that the Reorganizations were intended to provide to shareholders, including, among other things:

●

The potential for higher common share net earnings over time from increased operating economies of scale, which may support higher distribution rates in the future and increase investor interest in the combined fund, and, in turn may lower the trading discount to net asset value of common shares;

●	Increased portfolio and leverage management flexibility due to a significantly larger asset base of the combined fund;

●	Improved secondary market trading for common shares as a result of the combined fund’s greater share volume, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements; and

●	Lower fund operating expenses (excluding the costs of leverage), as certain fixed costs are spread over a larger asset base.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser and sub-adviser. Through the Reorganizations, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have the same investment adviser and sub-adviser and similar investment objectives and policies.

Anticipated Improved Economies of Scale and Additional Breakpoint in the Management Fee Schedule for the Combined Fund, Creating the Potential for Lower Operating Expenses.    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the combined fund following the Reorganizations). In connection with the Reorganization proposal, Nuveen Fund Advisors proposed and the Board of the Acquiring Fund approved an amended fund-level management fee schedule for the Acquiring Fund, to take effect in conjunction with the closing of the Reorganizations, that includes an additional breakpoint, providing for a lower effective fund-level management fee rate payable with respect to managed assets over $5 billion, and standardizes the Acquiring Fund’s Investment Management Agreement with the investment management agreements of Nuveen’s newer municipal closed-end funds. The Boards recognized that the combined fund’s effective management fee rate based on managed assets is expected to result in a lower effective management fee rate for the Acquiring Fund and each Target Fund. As a result of the greater economies of scale from the larger asset size of the combined fund after the Reorganizations, the Boards further noted that it was expected that the operating expenses per common share (i.e., total expenses excluding the costs of leverage) of the combined fund would be lower than those of the Acquiring Fund and each Target Fund prior to the closing of the Reorganizations. The Boards also considered the anticipated benefit to the Funds from the larger asset size as fixed costs are shared over a larger asset base. In addition, as each Fund utilizes leverage, the Boards considered the differences in the costs of leverage among the Funds and the impact of the Reorganizations on such costs. In this regard, the Boards took into account the Adviser’s position that the greater asset size of the combined fund may provide increased portfolio and leverage management flexibility.

Potential for Improved Secondary Market Trading with Respect to the Common Shares.    While it is not possible to predict trading levels following the Reorganizations, the Boards noted that the Reorganizations are being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Acquiring Fund and each Target Fund. The Boards considered that the combined fund’s greater share volume may result in increased market liquidity after the Reorganizations, which may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganizations; Capital Loss Carryforwards.    The Reorganizations will be structured with the intention that they qualify as tax-free reorganizations for federal income tax purposes, and the Funds will obtain opinions of counsel substantially to this effect (based on certain factual representations and certain customary assumptions). In addition, the Boards considered the impact of the Reorganizations on any estimated capital loss carryforwards of the Funds and applicable limitations of federal income tax rules.

Expected Costs of the Reorganizations.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganizations and the allocation of such costs among the Acquiring Fund and each Target Fund. The Boards also noted, however, that, assuming the Reorganizations are consummated, the Adviser anticipated that the projected costs of each Reorganization may be recovered over time for the common shareholders and that preferred shareholders will not bear any costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders.    The terms of the Reorganizations are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of a Target Fund will receive common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) equal in value as of the Valuation Time to the aggregate per share net asset value of that shareholder’s Target Fund common shares held as of the Valuation Time. However, no fractional common shares of the Acquiring Fund will be distributed to a Target Fund’s common shareholders in connection with the Reorganizations. In lieu of such fractional shares, the respective Target Fund’s common shareholders will receive cash.

Preferred shareholders of each Target Fund will receive the same number of Acquiring Fund VMTP Shares or VRDP Shares, as applicable, having substantially identical terms (with respect to VMTP Shares) or substantially similar terms (with respect to VRDP Shares) as the outstanding preferred shares of the Target Fund held by such preferred shareholders immediately prior to the closing of the Reorganizations. The aggregate liquidation preference of the Acquiring Fund preferred shares received in connection with each Reorganization will equal the aggregate liquidation preference of the corresponding Target Fund preferred shares held immediately prior to the closing of the Reorganization.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund is organized as a Massachusetts business trust and each of the Target Funds is organized as a Minnesota corporation. In this regard, the Boards recognized that, unlike a Massachusetts business trust, many aspects of the corporate governance of a Minnesota corporation are prescribed by state statutory law. In addition, the Boards considered the differences between the structure of the Board of the Massachusetts Fund and that of the Boards of the Minnesota Funds.

Potential Benefits to Nuveen Fund Advisors and Affiliates.    The Boards recognized that the Reorganizations may result in some benefits and economies of scale for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Target Funds as separate funds in the Nuveen complex.

Conclusion.    Each Board, including the Independent Board Members, approved the Reorganization(s) involving its Fund, concluding that such Reorganization(s) are in the best interests of its Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization(s).

Capitalization

The following table sets forth the unaudited capitalization of the Acquiring Fund and Target Funds as of October 31, 2015 and the pro-forma combined capitalization of the combined fund as if the Reorganizations had occurred on that date. The table reflects pro forma exchange ratios of approximately 0.98922514 common shares of the Acquiring Fund issued for each common share of Premium Income, approximately 1.03410741 common shares of the Acquiring Fund issued for each common share of Investment Quality, approximately 1.00700171 common shares of the Acquiring Fund issued for each common share Select Quality and approximately 0.96952959 common shares of the Acquiring Fund issued for each common share of Premier Income. If the Reorganizations are consummated, the actual exchange ratios may vary.

	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Pro Forma Adjustments	Nuveen Enhanced Quality Municipal Income Fund Pro Forma(1) (5)
Variable Rate MuniFund Term Preferred (VMTP) Shares, $100,000 stated value per share, at liquidation value; 2,650 shares outstanding for the Acquiring Fund; 4,070 shares outstanding for Premium Income; 435 shares outstanding for Investment Quality and 7,155 shares outstanding for Nuveen Enhanced Quality Municipal Income Fund Pro Forma	$265,000,000	$407,000,000	$43,500,000	$—	$—	$—	$715,500,000

Variable Rate Demand Preferred (VRDP) Shares, $100,000 stated value per share, at liquidation value; 2,368 shares outstanding for Investment Quality; 2,675 shares outstanding for Select Quality; 1,277 shares outstanding for Premier Income; and 6,320 shares outstanding for Nuveen Enhanced Quality Municipal Income Fund Pro Forma	$—	$—	$236,800,000	$267,500,000	$127,700,000	$—	$632,000,000

	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income	Pro Forma Adjustments		Nuveen Enhanced Quality Municipal Income Fund Pro Forma(1) (5)
Common Shareholders’ Equity:
Common Shares, $0.01 par value per share; 39,296,352 shares outstanding for the Acquiring Fund; 64,060,043 shares outstanding for Premium Income; 41,576,384 shares outstanding for Investment Quality; 35,222,129 shares outstanding for Select Quality; 19,888,518 shares outstanding for Premier Income; and 200,412,193 shares outstanding for Nuveen Enhanced Quality Municipal Income Fund Pro Forma	$392,964	$640,600	$415,764	$352,221	$198,885	$3,688	(2)	$2,004,122
Paid-in surplus	547,759,452	898,926,945	581,299,958	492,263,404	276,342,301	(2,458,688	)(3)	2,794,133,372
Undistributed (over-distribution of) net investment income	4,903,386	4,476,304	3,120,497	2,317,400	1,795,746	(5,927,562	)(4)	10,685,771
Accumulated net realized gain (loss)	(10,426,823)	(17,766,600)	(7,529,152)	(3,836,936)	(7,892,964)	—		(47,452,475)
Net unrealized appreciation (depreciation)	63,978,316	95,009,605	88,225,170	57,183,419	27,549,628	—		331,946,138

Net assets attributable to common shares	$606,607,295	$981,286,854	$665,532,237	$548,279,508	$297,993,596	$(8,382,562)		$3,091,316,928

Net asset value per common share outstanding (net assets attributable to common shares, divided by common shares outstanding)	$15.44	$15.32	$16.01	$15.57	$14.98			$15.42

Authorized shares:
Common	Unlimited	200,000,000	200,000,000	200,000,000	200,000,000			Unlimited
Preferred	Unlimited	1,000,000	1,000,000	1,000,000	1,000,000			Unlimited

(1)	The pro forma balances are presented as if the Reorganizations were effective as of October 31, 2015, and are presented for informational purposes only. The actual Closing Date of the Reorganizations is expected to be on or about July 11, 2016, or such later time agreed to by the parties at which time the results would be reflective of the actual composition of shareholders’ equity as of that date. All pro forma adjustments are directly attributable to the Reorganizations.
(2)	Assumes the issuance of 63,369,997, 42,994,577, 35,468,758 and 19,282,509 Acquiring Fund common shares in exchange for the net assets of Premium Income, Investment Quality, Select Quality and Premier Income, respectively. These numbers are based on the net asset value of the Acquiring Fund and Target Funds as of October 31, 2015, adjusted for estimated Reorganization costs and the effect of distributions.
(3)	Includes the impact of estimated total Reorganization costs of $2,455,000, which are currently expected to be borne by the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income in the amounts of $470,000, $760,000, $535,000, $430,000 and $260,000, respectively.

(4)	Assumes Premium Income, Investment Quality, Select Quality and Premier Income make net investment income distributions of $3,057,322, $1,814,482, $751,002 and $304,756, respectively.
(5)	Following the closing of the Reorganizations, the Acquiring Fund will change its name to “Nuveen Enhanced Quality Municipal Income Fund.”

Expenses Associated with the Reorganizations

In evaluating the Reorganizations, management of the Acquiring Fund and Target Funds estimated the amount of expenses the Funds would incur to be approximately $2,455,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs and other related administrative or operational costs. The expenses of the Reorganizations (whether or not consummated) will be allocated among the Acquiring Fund and Target Funds ratably based on the relative expected benefits of the Reorganizations comprised of forecasted operating cost savings (i.e., total expenses excluding the costs of leverage) and improved secondary market trading, if any to each fund during the first year following the Reorganizations. Reorganization expenses have been or will be accrued as expenses of each fund prior to the Valuation Time. Reorganization expenses have been or will be reflected in each fund’s net asset value at or before the close of trading on the business day immediately prior to the close of the Reorganizations. These estimated expenses are currently expected to be borne by the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income in the amounts of $470,000 (0.08%), $760,000 (0.08%), $535,000 (0.08%), $430,000 (0.08%), and $260,000 (0.09%), respectively (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended October 31, 2015). Preferred shareholders of the Funds will not bear any costs of the Reorganizations.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Acquiring Fund and Target Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated aggregate cost of $10,500 per fund plus reasonable expenses, which is included in the foregoing estimate.

Dissenting Shareholders’ Rights of Appraisal

Under the charter documents of the Acquiring Fund, shareholders do not have dissenters’ rights of appraisal with respect to the Reorganizations.

Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with a reorganization and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, because the common shares of each Target Fund are listed and trade on an exchange, under Minnesota law, only the holders of preferred shares of the Target Funds, and not the holders of common shares, will be entitled to assert dissenters’ rights.

Holders of preferred shares of the Target Funds are entitled to assert dissenters’ rights in connection with the Reorganizations of those funds and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. These dissenters’ rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections 302A.471 and 302A.473, copies of which are attached to this Joint Proxy Statement as Appendix C. The following summary of these rights and procedures is qualified in its entirety by reference to Appendix C. Holders of Target Fund preferred shares should note that they will lose their dissenters’ rights of appraisal if they do not follow the required procedures carefully.

Notice of Dissent

A holder of Target Fund preferred shares who is entitled to dissent under Minnesota law and who wishes to exercise dissenters’ rights must file a written notice of intent to demand the fair value with the applicable fund before the Annual Meeting. The shareholder must not vote its preferred shares in favor of the Agreement. For this purpose, the “fair value” of the shares means the value of such preferred shares immediately prior to the Closing Date. A written notice of intent to demand the fair value of the Target Fund preferred shares should be submitted to the applicable Target Fund addressed to “Secretary, [FUND NAME], 333 West Wacker Drive, Chicago, Illinois 60606.”

This written notice is in addition to and separate from any proxy or vote against adoption of the Agreement. It should specify the shareholder’s name and mailing address, the number of Target Fund preferred shares owned and that the shareholder intends to demand the fair value, plus interest, of the shareholder’s Target Fund preferred shares. Voting against, abstaining from voting or failing to vote on adoption of the Agreement does not constitute a demand for appraisal within the meaning of Minnesota law.

Only holders of Target Fund preferred shares of record as of the record date for the Annual Meeting, and beneficial owners as of that date who hold Target Fund preferred shares through those record shareholders, are entitled to exercise dissenters’ rights of appraisal. A shareholder cannot assert dissenters’ rights of appraisal as to less than all the Target Fund preferred shares that are registered in that shareholder’s name, except where some of the Target Fund preferred shares are registered in that shareholder’s name but are beneficially owned by one or more other persons. If a record owner, such as a broker, nominee, trustee or custodian, wishes to dissent with respect to Target Fund preferred shares that are beneficially owned by another person, the record owner must dissent with respect to all of the Target Fund preferred shares that are beneficially owned by that person and must disclose the name and address of the beneficial owner on whose behalf the dissent is made. A beneficial owner of Target Fund preferred shares who is not the record owner of those shares may assert dissenters’ rights of appraisal as to the Target Fund preferred shares held on that person’s behalf, provided that the beneficial owner submits a written consent of the record owner to the Fund at or before the time dissenters’ rights are asserted.

Shareholders who wish to assert dissenters’ rights of appraisal must not vote for adoption of the Agreement. A shareholder’s failure to vote against adoption of the Agreement will not constitute a waiver of dissenters’ rights. However, if a shareholder returns a signed proxy but does not specify a vote against adoption of the Agreement or a direction to abstain, the proxy will be voted for adoption of the Agreement, which will have the effect of waiving that shareholder’s dissenters’ rights.

Notice of Procedure; Deposit of Shares

If the shareholders of the Target Funds and the Acquiring Fund approve the Agreement, each Target Fund will send a notice (the “Notice of Procedure”) to all holders of the fund’s preferred shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain the information required by Subdivision 4 of Section 302A.473 of the Minnesota Statutes. In order to receive the fair value of Target Fund preferred shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure was given, but the dissenter retains all other rights of a shareholder until the fund’s Reorganization takes effect. A Target Fund may establish contingent liabilities for any preferred shares for which a demand has been, or is anticipated to be, received.

Payment; Return of Shares

After the Closing Date, each Target Fund shall remit to each dissenting holder of the fund’s preferred shares who has complied with the requirements for asserting dissenters’ rights the amount the fund estimates to be the fair value of the shares, plus interest and less applicable withholding taxes, accompanied by the materials specified by Subdivision 5 of Section 302A.473 of the Minnesota Statutes (the “Payment Materials”).

A Target Fund may withhold this payment from a person who was not a holder of the fund’s preferred shares on the date the fund’s Reorganization was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with the requirements for asserting dissenters’ rights, the Target Fund will forward to the dissenter the Payment Materials, a statement of the reason for withholding the payment, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

If a Target Fund fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the Target Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

Where a Target Fund is required to pay the fair value of its preferred shares plus interest, the interest will accrue commencing five days after the Closing Date up to and including the date of payment. The interest rate will be the rate at which interest accrues on verdicts and judgments under Minnesota law.

Supplemental Payment; Demand

If a dissenter believes that the amount paid is less than the fair value of the Target Fund preferred shares plus interest, the dissenter may give written notice (“Dissenter’s Notice”) to the applicable fund of the dissenter’s own estimate of the fair value of the preferred shares, plus interest, within 30 days after the respective fund mails the payment. The Dissenter’s Notice must demand payment of the difference; otherwise, a dissenter is entitled only to the amount remitted by the Target Fund.

Petition; Determination

If a Target Fund receives a demand based on the dissenter’s own estimate of the fair value of the Target Fund preferred shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded by the dissenter, pay an amount agreed to by the dissenter after discussion with the Target Fund, or file in court a petition requesting that the court determine the fair value of the preferred shares, plus interest. The petition shall be filed in the county in which the registered office of the applicable Target Fund is located. The petition shall name as parties all dissenters who have demanded payment and who have not reached agreement with the Target Fund. After filing the petition, the Target Fund shall serve all parties with a summons and copy of the petition under Minnesota’s Rules of Civil Procedure.

The court may appoint appraisers to receive evidence on and recommend the amount of the fair value of the Target Fund preferred shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of Minnesota law. The court shall also determine the fair value of the Target Fund preferred shares, taking into account any and all factors the court finds relevant. The fair value of the shares as determined by the court is binding on all holders of Target Fund preferred shares. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount paid, if any. However, a dissenter shall not be liable to the Target Fund for the amount, if any, by which the amount, if any, paid to the dissenter exceeds the fair value of the Target Fund preferred shares as determined by the court, plus interest.

Costs; Fees; Expenses

The court shall determine the costs and expenses of the above proceeding, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against a Target Fund. However, the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment is found to be arbitrary, vexatious or not in good faith.

If the court finds that a Target Fund has failed to comply substantially with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions. The court may also award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to each Fund’s obligation to consummate the Reorganizations, the Acquiring Fund and each Target Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to its Reorganization(s) substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

3.	No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

4.	No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund common share.

5.	The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

6.	The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund common share to which a shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

7.	The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

8.	The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

The opinions addressing the federal income tax consequences of the Reorganizations described above will rely on the position that the Acquiring Fund preferred shares will constituted equity of the Acquiring Fund. In that regard, each of Stradley Ronon Stevens & Young, LLP (with respect to the VMTP Shares) and Sidley Austin LLP (with respect to the VRDP Shares), as special tax counsel to the Acquiring Fund, will deliver an opinion to the Acquiring Fund, subject to certain representations, assumptions and conditions, substantially to the effect that the Acquiring Fund VMTP Shares or VRDP Shares, as applicable, received in the Reorganizations by the holders of preferred shares of the Target Funds will quality as equity of the Acquiring Fund for federal income tax purposes. Distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 301(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties, and the tax consequences of the Reorganizations could differ significantly from those described in this Joint Proxy Statement.

No opinion will be expressed as to (1) the federal income tax consequences of payments to preferred shareholders of a Target Fund who elect dissenters’ rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of the Reorganizations, each Target Fund will declare a distribution to its common shareholders, which, together with all other distributions to preferred and common shareholders made with respect to the taxable year in which the Reorganization occurs and all prior taxable years, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Reorganizations. Each Fund reports distributions to common and preferred shareholders as consisting of particular types of income (such as exempt interest, ordinary income and capital gain) based on each class’ proportionate share of the total distributions paid by the Fund with respect to the year. As a result, such distribution could cause a portion of the distributions received by preferred shareholders with respect to the year to be taxable for federal income tax purposes.

After the Reorganizations, the combined fund’s ability to use the Target Funds’ or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganizations not occurred. However, the effect of these potential limitations will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations. As of October 31, 2015, the Acquiring Fund and Target Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

Capital losses to be carried forward	Acquiring Fund	Premium Income	Investment Quality	Select Quality	Premier Income
Expires October 31, 2016	$—	$3,777,643	$1,349,646	$—	$—
Expires October 31, 2017	—	11,817,772	246,669	—	2,039,767
Expires October 31, 2019	—	—	—	—	76,136
Not subject to expiration	10,298,778	—	4,782,591	4,080,913	—

Total	$10,298,778	$15,595,415	$6,378,906	$4,080,913	$2,115,903

A fund is generally able to carry forward net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. However, net capital losses from the Acquiring Fund and each Target Fund from taxable years beginning on or prior to December 22, 2010 are subject to the expiration dates shown above and can be used only after post-enactment losses.

In addition, the shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the closing of the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. To the extent the Acquiring Fund sells portfolio investments after the Reorganizations, the Acquiring Fund may recognize gains or losses. Gains from such sales will be taxable to Acquiring Fund preferred shareholders (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganizations) to the extent such amounts are required to be allocated to distributions received by preferred shareholders. As a result, shareholders of a Target Fund and the Acquiring Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

In connection with the changes to its non-fundamental investment policies adopted on February 4, 2016, the Acquiring Fund and each Target Fund may reposition its portfolio over time. Such sales may reduce the Fund’s available capital loss carryforwards and/or result in taxable distributions to shareholders such fund.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganizations and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Shareholder Approval

Each Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50%) of each Target Fund’s outstanding common shares and preferred shares entitled to vote on the matter, voting together as a single class, and by the affirmative vote of the holders of a majority (more than 50%) of such Target Fund’s outstanding preferred shares entitled to vote on the matter, voting separately. The Reorganizations also are required to be approved by the affirmative vote of the holders of a majority (more than 50%) of the Acquiring Fund’s outstanding preferred shares entitled to vote on the matter, voting as a separate class. Holders of the Funds’ common shares and VMTP Shares are being solicited separately on the foregoing proposals through separate proxy statements and not through this Joint Proxy Statement.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Reorganizations. Broker non-votes are shares held by brokers or nominees, typically in “street name,” as to which (1) instructions have not been received from the beneficial owners or persons entitled to vote and (2) the broker or nominee does not have discretionary voting power on a particular matter.

Preferred shareholders of each Fund are separately being asked to approve the Agreement as a “plan of reorganization” under the 1940 Act. Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end management investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a class, of any plan of reorganization adversely affecting such shares. Because the 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect, each Fund is seeking approval of the Agreement by the holders of such Fund’s preferred shares.

The closing of each Reorganization is contingent upon the closing of all of the Reorganizations. The closing of each Reorganization is also subject to the satisfaction or waiver of certain closing conditions, which include customary closing conditions. In order for the Reorganizations to occur, all requisite shareholder approvals must be obtained at the Annual Meetings, and certain other consents, confirmations and/or waivers must also be obtained from various third parties, including the holders of the outstanding VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality under the purchase agreements relating to such VMTP Shares and liquidity providers with respect to the outstanding VRDP Shares of the Funds. Because the closing of the Reorganizations is contingent upon each of the Target Funds and the Acquiring Fund obtaining such shareholder approvals and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganizations will not occur, even if shareholders of your Fund entitled to vote on your Fund’s Reorganization proposal(s) approve such proposal(s) and your Fund satisfies all of its closing conditions, if one or more of the other Funds does not obtain its requisite shareholder approvals or satisfy (or obtain the waiver of) its closing conditions. VMTP Shares and VRDP Shares were issued on a private placement basis to one or a small number of institutional holders, and the VMTP Shares of the Acquiring Fund, Premium Income and Investment Quality are currently owned by a single institutional investor or a single group of affiliated institutional investors. To the extent that one or more preferred shareholders of a Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of a Fund’s outstanding preferred shares, one or more shareholder approvals required for the Reorganizations may turn on the exercise of voting rights by such particular shareholder(s) and its or their determination as to the favorable view of such proposal(s) with respect to its or their interests. The Funds exercise no influence or control over the determinations of such shareholders with respect to the proposals; there is no guarantee that such shareholders will approve the proposals over which they may exercise effective disposition power. If the Reorganizations are not consummated, each Fund’s Board may take such actions as it deems in the best interests of its Fund.

Description of Common Shares to Be Issued by the Acquiring Fund; Comparison to Target Funds

General

As a general matter, the common shares of the Acquiring Fund and each Target Fund have equal voting rights and equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of their respective Fund and have no preemptive, conversion or exchange rights or rights to cumulative voting. Holders of whole common shares of each Fund are entitled to one vote per share on any matter on which the shares are entitled to vote, while each fractional share entitles its holder to a proportional fractional vote. Furthermore, the provisions set forth in the Acquiring Fund’s declaration of trust are substantially similar to the provisions of each Target Fund’s articles of incorporation, and each contains, among other things, similar super-majority voting provisions, as described under “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” in the Memorandum. The full text of each Fund’s declaration of trust or articles of incorporation, as applicable, is on file with the SEC and may be obtained as described on pages vi-vii.

The Acquiring Fund’s declaration of trust authorizes an unlimited number of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Acquiring Fund will issue additional common shares on the Closing Date to the common shareholders of each Target Fund based on the relative per share net asset value of the Acquiring Fund and the net asset value of such Target Fund that are transferred in connection with the Reorganization, in each case as of the Valuation Time. The value of a Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s outstanding preferred shares.

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Acquiring Fund common shares that are then outstanding. Acquiring Fund common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Acquiring Fund common shares, when issued, will be fully paid, subject to matters discussed in “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum, and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See also “Comparison of Massachusetts Business Trusts and Minnesota Corporations.”

Distributions

So long as preferred shares are outstanding, including VMTP Shares or VRDP Shares, the Acquiring Fund may not declare a dividend or distribution to common shareholders (other than a dividend in common shares of the Fund) or purchase outstanding common shares unless all accumulated dividends on preferred shares have been paid and unless the asset coverage, as defined in the 1940 Act, with respect to its preferred shares at the time of the declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Description of VRDP Shares to Be Issued by the Acquiring Fund

The terms of the VRDP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of each of Select Quality, Premier income and Investment Quality into the Acquiring Fund (“New VRDP Shares”) will be substantially similar, as of the closing of the Reorganizations, to the outstanding Target Fund VRDP Shares for which they are exchanged. The aggregate liquidation preference of the New VRDP Shares to be received in each such Reorganization will equal the aggregate liquidation preference of the corresponding series of Target Fund VRDP Shares held immediately prior to the closing of the Reorganization.

The outstanding VRDP Shares of each Target Fund had a 30-year final mandatory redemption date as of their date of original issue, subject to earlier redemption or repurchase by the respective fund, and pay an adjustable dividend rate set weekly by the remarketing agent. The New VRDP Shares of each series will have the same mandatory redemption date as the corresponding series of Target Fund VRDP Shares exchanged therefor. Holders of New VRDP Shares will have the right to give seven days’ notice on any business day to tender the securities for remarketing. The New VRDP Shares will also be subject to a mandatory tender for remarketing upon the occurrence of certain events, such as the non-payment of dividends by the Acquiring Fund. Should a remarketing be unsuccessful, the dividend rate will reset to a maximum rate as defined in the governing documents of the New VRDP Shares.

The Statement Establishing and Fixing the Rights and Preferences for the New VRDP Shares of each series (the “New VRDP Statement”) generally requires that the Acquiring Fund maintain a purchase agreement which contains an unconditional demand feature pursuant to a purchase obligation provided by an entity acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events. The agreement requires the liquidity provider to purchase from holders all New VRDP Shares of the applicable series tendered for sale that were not successfully remarketed. The liquidity provider also must purchase all outstanding New VRDP Shares of the applicable series prior to termination of the purchase agreement, including by reason of the failure of the liquidity provider to maintain the requisite short-term ratings, if the Acquiring Fund has not obtained an alternate purchase agreement before the termination date.

The obligation of each liquidity provider to purchase the New VRDP Shares of the applicable series pursuant to the applicable purchase agreement will run to the benefit of the holders and beneficial owners of the New VRDP Shares of such series and will be unconditional and irrevocable, and as such the short-term ratings assigned to each series of New VRDP Shares are directly linked to the short-term creditworthiness of the associated liquidity provider. Each liquidity provider entered into a purchase agreement with respect to the applicable series of Target Fund VRDP Shares, subject to periodic extension by agreement with the respective Fund. The initial term of the purchase agreement with the liquidity provider for the New VRDP Shares of each series is expected to be no less than the remaining term immediately prior to the Reorganizations of the applicable purchase agreement with respect to the corresponding series of Target Fund VRDP Shares exchanged therefor.

Prior to the final mandatory redemption date for the New VRDP Shares of each series, the New VRDP Shares of such series will be subject to optional and mandatory redemption by the Acquiring Fund in certain circumstances. New VRDP Shares may be redeemed at any time, at the option of the Acquiring Fund (in whole or, from time to time, in part), out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed for redemption. Pursuant to the VRDP Statement and fee agreement with the liquidity provider for the New VRDP Shares of each series, the Acquiring Fund will have an obligation to redeem, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, shares of such series purchased by the liquidity provider pursuant to its obligations under the purchase agreement if the liquidity provider continues to be the beneficial owner for a period of six months and such shares cannot be successfully remarketed. If the Acquiring Fund fails to maintain the minimum asset coverage required under the 1940 Act and under the Acquiring Fund’s agreement with the liquidity provider with respect to a series of New VRDP Shares, and such failure is not cured by the applicable cure date, the Acquiring Fund also will redeem, at a redemption price equal to the liquidation preference per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) until, but excluding, the date fixed by the Board for redemption, such number of preferred shares as is necessary to achieve compliance with the minimum asset coverage requirement. The number of preferred shares to be redeemed may, at the Acquiring Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent the Acquiring Fund does a mandatory redemption of any VRDP Shares, the Acquiring Fund will allocate the number to be redeemed pro rata among the VRDP Shares of each series subject to redemption or retirement (if more than one such series is then outstanding).

Holders of the New VRDP Shares of each series, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New VRDP Shares of each series or holders of the New VRDP Shares of each series. Holders of the New VRDP Shares of each series also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including the New VRDP Shares of each series, are entitled to elect additional trustees constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New VRDP Shares of each series will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VRDP Shares of each series will have equal priority with each other and with the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s Outstanding VMTP Shares, the New VMTP Shares of the Acquiring Fund to be issued in the Reorganization of Premium Income and Investment Quality into the Acquiring Fund and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Each holder of VRDP Shares of Select Quality, Premier Income and Investment Quality should review the more detailed information concerning the terms of the New VRDP Shares contained in the Memorandum, which is attached as Appendix D to this Joint Proxy Statement and forms a part of this Joint Proxy Statement, and the other documents incorporated by reference or otherwise summarized in this Joint Proxy Statement and in the Memorandum, including the information set forth in the sections “Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds” below and “Risk Factors” in the Memorandum as well as the forms of Statements for the New VRDP Shares, which are included in Appendix A to the Memorandum.

Differences Among VRDP Series Following the Reorganizations

Following the Reorganizations, the Acquiring Fund will have three series of VRDP Shares (“VRDP Series”) outstanding.

The initial term of the purchase agreement with the liquidity provider for each of the new VRDP Series is expected to be no less than the remaining term of the applicable purchase agreement with respect to the VRDP Shares of each Target Fund immediately prior to the Reorganizations. Each such purchase agreement has an expiration date (a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a liquidity provider will renew, or continue to renew, the purchase agreement or that a replacement liquidity provider will be appointed. Each purchase agreement will provide for the renewal of the purchase obligation upon each Scheduled Termination Date for a minimum term of at least 180 days (or replacement with a purchase obligation with such minimum term). If a liquidity provider does not renew the purchase agreement and it is not replaced, all of the VRDP Shares of the relevant new VRDP Series will be subject to mandatory purchase by the liquidity provider prior to the expiration of the purchase obligation.

While the documents governing each VRDP Series will be substantially similar, dividend rates may vary among the VRDP Series because, for example, the applicable remarketing agent may reset the rate for one such new VRDP Series at a different level from that set by the remarketing agent for the other new VRDP Series, or the rate for one or more new VRDP Series, but not all new VRDP Series, may reset to the maximum rate (or a different level of maximum rate) in accordance with the terms of the applicable Statement. Also, redemptions prior to the final mandatory redemption date for each VRDP Series may occur at different times and in different amounts. Finally, in the event the Acquiring Fund were to make a partial redemption of VRDP Shares, the redemption may not necessarily be effected pro rata among all series of preferred shares then outstanding.

Each VRDP Series will have the designation and final mandatory redemption date set forth below:

Fund	Current VRDP Series Outstanding and Mandatory Redemption Date	Acquiring Fund VRDP Series to Be Outstanding Following the Reorganizations and Mandatory Redemption Date
Investment Quality	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: May 1, 2041	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: May 1, 2041

Select Quality	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: May 1, 2041	VRDP Shares, Series 2 $100,000 liquidation value per share Final Mandatory Redemption Date: May 1, 2041

Premier Income	VRDP Shares, Series 1 $100,000 liquidation value per share Final Mandatory Redemption Date: May 1, 2041	VRDP Shares, Series 3 $100,000 liquidation value per share Final Mandatory Redemption Date: May 1, 2041

Differences Between the VRDP Shares of Select Quality, Premier Income and Investment and the New VRDP Shares

Each of Select Quality, Premier Income and Investment Quality issued their respective VRDP Shares in May 2011. Upon consummation of the Reorganizations, the terms of each series of New VRDP Shares of the Acquiring Fund will be substantially similar to the other and consistent with the terms of offerings of VRDP Shares by Nuveen funds since at least December 2013. The following is a summary of the significant differences between the Statement Establishing and Fixing the Rights and Preferences for the VRDP Shares of each of Select Quality, Premier Income and Investment Quality (each, previously defined as a “Target Fund VRDP Statement”) and the corresponding Statement for each series of New VRDP Shares:

●

clarifying changes to resolve certain inconsistencies and ambiguities otherwise created by having multiple series of preferred shares concurrently outstanding, including clarification of exclusive voting rights by series (except as otherwise required by the 1940 Act) on matters affecting the New VRDP Shares under the New VRDP Statement;

●	changes reflected in the New VRDP Statement, as compared with the Target Fund VRDP Statement, to conform to the terms of VRDP Shares offerings by Nuveen funds since at least December 2013, including:

●

further to the increased flexibility and clarification with regard to the role of ratings of VRDP Shares included in VRDP Shares offerings by Nuveen funds since at least December 2013, changes to remove from the VRDP Statement any VRDP basic maintenance amount requirements, including any mandatory redemption requirements, with the result that any rating agency requirements will be as set forth in the applicable rating agency guidelines with respect to long-term ratings of the VRDP Shares, as such guidelines may be amended from time to time by the applicable rating agency, and not in the Statement;

●

changes to facilitate the ability of the Acquiring Fund to replace a liquidity provider prior to a scheduled termination date, which replacement, as is currently the case with any replacement of a liquidity provider, will constitute a Mandatory Tender Event;

●	changes to provide that, in connection with any remarketing, priority be given to remarketing of any New VRDP Shares of the applicable series, if any, then owned by the applicable liquidity provider;

●

changes to provide the Acquiring Fund with increased flexibility to provide for different or modified terms in connection with establishment of a special rate period; the establishment of a special rate period will require, as is currently the case, prior notice and the consent of the applicable liquidity provider and will constitute a Mandatory Tender Event; and

●	changes to the mandatory redemption provisions to conform substantially to the corresponding provisions of other VRDP Share offerings by Nuveen funds:

●

in connection with a mandatory redemption triggered by failure to cure a breach of the Minimum VRDP Asset Coverage requirement, the number of preferred shares to be redeemed may, at the Acquiring Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent that the Acquiring Fund does a mandatory redemption of any VRDP Shares, the Acquiring Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement (if more than one such series is then outstanding).

If holders of VRDP Shares of Select Quality, Premier Income or Investment Quality vote in favor of the Reorganizations, the New VRDP Statements described above will take effect. Accordingly, a vote in favor of the Reorganizations is effectively a vote in favor of the New VRDP Statements as described above.

Description of VMTP Shares to Be Issued by the Acquiring Fund

The terms of the VMTP Shares of the Acquiring Fund to be issued pursuant to the Reorganization of each of Premium Income and Investment Quality into the Acquiring Fund (the “New VMTP Shares”) will be substantially identical, as of the time of the closing of such Reorganizations, to the outstanding VMTP Shares for which they are exchanged. The aggregate liquidation preference of the New VMTP Shares to be received in each such Reorganization will equal the aggregate liquidation preference of the corresponding series of Target Fund VMTP Shares held immediately prior to the closing of the Reorganizations. In addition, the terms of the New VMTP Shares will be substantially similar to the terms of the Outstanding VMTP Shares of the Acquiring Fund.

Holders of the New VMTP Shares will be entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per New VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) will be an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread will be subject to adjustment in certain circumstances, including a change in the credit rating assigned to the New VMTP Shares.

The outstanding VMTP Shares for each of Premium Income and Investment Quality have a term redemption date of December 1, 2018 and May 1, 2017, respectively, unless earlier redeemed or repurchased by the applicable Target Fund. The Acquiring Fund will be obligated to redeem the New VMTP Shares on the same date as the corresponding series of Target Fund VMTP Shares exchanged therefor, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends. The New VMTP Shares will be subject to optional and mandatory redemption in certain circumstances. The New VMTP Shares may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends plus, if the New VMTP Shares are redeemed prior to June 1, 2016, an optional redemption premium per share equal to the product of (1) 0.93%, (2) the $100,000 liquidation preference per share and (3) a fraction, the numerator of which is the number of days from (and including) the date of redemption to and including May 31, 2016 and the denominator of which is the actual number of days from and including May 19, 2015 to and including May 31, 2016. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

Except as otherwise provided in the Acquiring Fund’s declaration of trust or the Statement Establishing and Fixing the Rights and Preferences for the New VMTP Shares (the “VMTP Statement”) applicable to each series of New VMTP Shares or as otherwise required by applicable law, (1) each holder of the New VMTP Shares of each series will be entitled to one vote for each New VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of the New VMTP Shares of each series, along with holders of other outstanding preferred shares of the Acquiring Fund, will vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including the New VMTP Shares of each series, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including the New VMTP Shares of each series, voting as a single class, will elect the balance of the trustees of the Acquiring Fund.

Holders of the New VMTP Shares of each series, as a separate class, will have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the New VMTP Shares of each series or holders of the New VMTP Shares of each series. In addition, holders of the New VMTP Shares of each series will have certain consent rights under the purchase agreement for the New VMTP Shares of each series with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of the New VMTP Shares of each series also will be entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including the New VMTP Shares of each series, are entitled to elect additional trustees, constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The New VMTP Shares of each series will be senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The New VMTP Shares will have equal priority with the other preferred shares of the Acquiring Fund, including the Acquiring Fund’s Outstanding VMTP Shares, the new VRDP Shares of the Acquiring Fund to be issued in the Reorganizations of Select Quality, Premier Income and Investment Quality into the Acquiring Fund (previously defined as the “New VRDP Shares”) and any other preferred shares that the Acquiring Fund may issue in the future, as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund.

Comparison of Massachusetts Business Trusts and Minnesota Corporations

The Acquiring Fund is organized as a Massachusetts business trust. Each of Premium Income, Investment Quality, Select Quality and Premier Income is organized as a Minnesota corporation.

The following description is based on relevant provisions of applicable Massachusetts law, the Minnesota Business Corporation Act (“MBCA”) and each Fund’s operative documents. This summary does not purport to be complete, and we refer you to applicable Massachusetts law, the MBCA and each Fund’s operative documents.

General

The Acquiring Fund is a Massachusetts business trust. A fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument.

Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration of trust. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration of trust.

Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust is a common form of organization for closed-end funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration of trust and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Minnesota, or newer statutory trust laws such as those of Delaware, provide.

Each Target Fund is a Minnesota corporation. A fund organized as a Minnesota corporation is governed both by the MBCA and the Minnesota corporation’s articles of incorporation and by-laws. For a Minnesota corporation, unlike a Massachusetts business trust, the MBCA prescribes many aspects of corporate governance.

Shareholders of a Minnesota corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declaration of trust for the Acquiring Fund contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Minnesota corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MBCA. However, courts in Massachusetts have recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration of trust, and declarations of trust may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The declaration of trust for the Acquiring Fund contains such provisions.

Massachusetts Business Trusts

The Acquiring Fund is governed by its declaration of trust and by-laws. Under the declaration of trust, any determination as to what is in the interests of the Fund made by the trustees in good faith is conclusive, and in construing the provisions of the declaration of trust, there is a presumption in favor of a grant of power to the trustees. Further, the declaration of trust provides that certain determinations made in good faith by the trustees are binding upon the Fund and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations will be so binding. The following is a summary of some of the key provisions of the governing documents of the Acquiring Fund.

Shareholder Voting.    The declaration of trust of the Acquiring Fund requires a shareholder vote on a number of matters, including certain amendments to the declaration of trust, the election of trustees, the merger or reorganization of the Fund (under certain circumstances) or sales of assets in certain circumstances and matters required to be voted by the 1940 Act.

Meetings of shareholders may be called by the trustees and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The by-laws of Acquiring Fund provide that the holders of a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote at a meeting will constitute a quorum for the transaction of business. The declaration of trust of the Acquiring Fund provides that the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter, except in the case of the election of trustees, which requires only a plurality vote, and for events to which other voting provisions apply under the 1940 Act or the declaration of trust and by-laws, such as the super-majority voting provisions with respect to a merger, consolidation or dissolution of, or sale of substantially all of the assets by, the Fund, or its conversion to an open-end investment company in certain circumstances under the terms of the declaration of trust.

Election and Removal of Trustees.    The declaration of trust of the Acquiring Fund provides that the trustees determine the size of the Board, subject to a minimum and a maximum number. Subject to the provisions of the 1940 Act, the declaration of trust also provides that vacancies on the Board may be filled by the remaining trustees. A trustee may be removed only for cause and only by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares of the class or classes that elected such trustee.

Issuance of Shares.    Under the declaration of trust of the Acquiring Fund, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any preemptive rights or other rights to subscribe to additional shares, except as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Classes.    The declaration of trust of the Acquiring Fund gives broad authority to the trustees to establish classes or series in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the classes or series. The trustees are also authorized to terminate a class or series without a vote of shareholders under certain circumstances.

Amendments to Declaration of Trust.    Amendments to the declaration of trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate. Certain amendments may be made by the trustees without a shareholder vote, and any amendment to the voting requirements contained in the declaration of trust requires the approval of two-thirds of the outstanding common shares and preferred shares, voting in the aggregate and not by class except to the extent that applicable law or the declaration of trust may require voting by class.

Shareholder, Trustee and Officer Liability.    The declaration of trust of the Acquiring Fund provides that shareholders have no personal liability for the acts or obligations of the Fund and require the Fund to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, the Fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the declaration of trust provides that any person who is a trustee, officer or employee of the Fund is not personally liable to any person in connection with the affairs of the Fund, other than to the Fund and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The declaration of trust further provides for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The declaration of trust also provides that the trustees may rely in good faith on expert advice.

Derivative Actions.    Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the trustees to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Minnesota Corporations

A Minnesota corporation is governed by the MBCA, its articles of incorporation and by-laws. Some of the key provisions of the MBCA and the articles of incorporation and by-laws of each Target Fund are summarized below.

Shareholder Voting.    Under the MBCA, a Minnesota corporation generally cannot dissolve, amend its articles of incorporation, sell or otherwise transfer all or substantially all of its property and assets outside the ordinary course of business or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the articles of incorporation of the corporation, there may be various exceptions to these votes.

Shareholders of Minnesota corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The articles of incorporation of each Target Fund contain such provisions regarding fractional shares.

Election and Removal of Directors.    Shareholders of a Minnesota corporation generally are entitled to elect and remove directors. The by-laws of each Target Fund provide that directors are elected by a plurality of votes validly cast at such election. The MBCA does not require a corporation to hold an annual meeting unless required by the articles of incorporation or by-laws. The by-laws of each Target Fund provide that regular meetings of the shareholders for the election of directors and the transaction of such other business as may properly come before the meeting will be held on an annual or other less frequent periodic basis at such date and time as the board of directors designates by resolution, except as otherwise required by the MBCA or by other applicable law. The by-laws also provide that a special meeting may be called at the written request of shareholders entitled to cast at least 10% of all the votes entitled to be cast at the meeting, which request must state the purpose or purposes of the meeting. The articles of incorporation provide that a director may be removed from office only for cause and only by action of at least two-thirds of the outstanding shares of the class or classes of capital stock that elected such director. For purposes of the foregoing, “cause” requires willful misconduct, dishonesty, fraud or a felony conviction.

Amendments to the Articles of Incorporation.    Under the MBCA, shareholders of corporations generally are entitled to vote on amendments to the articles of incorporation.

Issuance of Shares.    The board of directors of a Minnesota corporation has the power to authorize the issuance of shares. If so provided in the articles of incorporation (and the articles of incorporation of each Target Fund do so provide), the board of directors may authorize the issuance of shares in more than one class or series, and prior to issuance of shares of each class or series, the board of directors must set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability.    Under Minnesota law, shareholders generally are not personally liable for debts or obligations of a corporation. Minnesota law provides that a director’s personal liability to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director may be eliminated or limited in the articles of incorporation, except for a director’s breach of the duty of loyalty, for acts or omissions not in good faith or involving an intentional or knowing violation of law or for any transaction from which the director derived an improper personal benefit. The articles of incorporation of each Target Fund provide such a limitation on director liability. Minnesota law provides that, unless prohibited by a corporation’s articles of incorporation or by-laws, a corporation must indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the articles of incorporation of each Target Fund do not prohibit such indemnification or advances. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer will be protected from liability to a fund or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights.    Pursuant to the articles of incorporation of each Target Fund, shareholders have no preemptive rights.

Dissenters’ Right of Appraisal.    Under Minnesota law, shareholders generally are entitled to assert dissenters’ rights in connection with certain amendments to the articles of incorporation, asset sales and reorganizations and obtain payment of the “fair value” of their shares, provided that they comply with the requirements of Minnesota law. However, these rights are subject to certain exceptions under the MBCA, including, in the case of asset sales and reorganizations, if the shares to which the dissenters’ rights relate and the shares, if any, that a shareholder is to receive are traded on an exchange.

Derivative Actions.    Under Minnesota law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Funds and under applicable state law and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Target Funds

General

The investment objectives of the Funds are similar. The investment objectives of the Acquiring Fund are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. The investment objective of Premium Income is to provide, through investment in a professionally managed portfolio of investment grade tax-exempt municipal obligations, a high level of current income exempt from federal income tax, consistent with preservation of capital. The primary investment objective of Investment Quality is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt municipal obligations, current income exempt from regular federal income tax. The primary investment objective of Select Quality is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax. Premier Income’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt municipal obligations, current income exempt from regular federal income tax, consistent with the Fund’s investment policies. The secondary investment objective of each of Investment Quality, Select Quality and Premier Income is the enhancement of portfolio value relative to the municipal bond market through investments in tax-exempt municipal obligations that, in the opinion of the Fund’s investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. Premium Income does not have a secondary investment objective.

Under normal circumstances, as a fundamental investment policy, the Acquiring Fund and each Target Fund will invest at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax. Under normal circumstances, as a non-fundamental investment policy, the Acquiring Fund and each Target Fund may invest up to 35% of their respective Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment grade securities or unrated securities judged to be of comparable quality by the Sub-Adviser.

Note that (1) each Fund’s investment objectives; (2) the Acquiring Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax; and (3) each Target Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income tax are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of a Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Investment Policies

The Acquiring Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax. As a non-fundamental investment policy, under normal circumstances, the Acquiring Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment grade securities or unrated securities judged to be of comparable quality by the Sub-Adviser.

Securities of below-investment-grade quality (Ba/BB or lower) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or B are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Acquiring Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Acquiring Fund will be more dependent on the Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing credit quality policy targets apply only at the time a security is purchased, and the Acquiring Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to retain or sell such a security, the Adviser and/or the Sub-Adviser may consider such factors as the Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. However, it should be emphasized that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix C to the Memorandum, attached as Appendix D to this Joint Proxy Statement.

The Acquiring Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Acquiring Fund’s investment in underrated or undervalued municipal securities will be based on the Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Acquiring Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Acquiring Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Acquiring Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Acquiring Fund will generally result in the distribution of taxable capital gains to common shareholders. Such gains will be taxable to the Acquiring Fund’s preferred shareholders to the extent such amounts are required to be allocated to distributions received by preferred shareholders.

The Acquiring Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Acquiring Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Acquiring Fund may not achieve its investment objectives during such periods. The Acquiring Fund will generally select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of October 31, 2015, the effective maturity of the portfolio of the Acquiring Fund was 17.44 years.

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Acquiring Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Acquiring Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Acquiring Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Acquiring Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Acquiring Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Acquiring Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Acquiring Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Acquiring Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Acquiring Fund’s Board would have to comply with the Exchange Act and the 1940 Act and the rules and regulations thereunder.

The Acquiring Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Acquiring Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

As noted above, during temporary defensive periods and in order to keep the Acquiring Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Acquiring Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to federal income tax, and if the proportion of taxable investments exceeded 50% of the Acquiring Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year.

Portfolio Investments

Municipal Securities

General.    The Acquiring Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Acquiring Fund.

The Acquiring Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) the income from which is exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation.    The Acquiring Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Acquiring Fund’s original investment. To the extent that the Acquiring Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Acquiring Fund will purchase municipal securities representing lease obligations only where the Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Acquiring Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Acquiring Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes.    Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. However, an investment in such instruments presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

Pre-Refunded Municipal Securities.    The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds.    Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities.    The Acquiring Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Acquiring Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Acquiring Fund as the holder of the associated inverse floaters.

Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would affect only the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Acquiring Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Acquiring Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Acquiring Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Acquiring Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Acquiring Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Acquiring Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities.    The Acquiring Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Acquiring Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

Special Taxing Districts.    Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Illiquid Securities

The Acquiring Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Acquiring Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Acquiring Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed-Delivery Transactions

The Acquiring Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Acquiring Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Acquiring Fund and, to the extent distributed, will be taxable to shareholders. The Acquiring Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives

General.    The Acquiring Fund may invest in certain derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. If the Acquiring Fund is a seller of a contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the Acquiring Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Acquiring Fund would keep the stream of payments and would have no payment obligations. As the seller, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. If the Acquiring Fund is a buyer of a contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Acquiring Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Acquiring Fund. Interest rate swaps involve the exchange by the Acquiring Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Acquiring Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Acquiring Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

There is no assurance that these derivative strategies will be available at any time or that the Adviser and/or the Sub-Adviser will determine to use them for the Acquiring Fund or, if used, that the strategies will be successful.

Limitations on the Use of Futures, Options on Futures and Swaps.    The Adviser has claimed, with respect to the Acquiring Fund, the exclusion from the definition of “commodity pool operator” under the CEA provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Acquiring Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Acquiring Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Acquiring Fund intends to comply with amended Regulation 4.5’s requirements such that the Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Acquiring Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a “regulated investment company” under Subchapter M of the Code may limit the extent to which the Acquiring Fund may employ futures, options on futures or swaps.

Structured Notes

The Acquiring Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Acquiring Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Acquiring Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Acquiring Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high yielding municipal securities available in the market. The Acquiring Fund may invest in investment companies that are advised by the Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Acquiring Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Acquiring Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested.

The Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein.

Zero Coupon Bonds

The Acquiring Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation. The market prices of zero coupon bonds are affected to a greater extent by changes in prevailing levels of interest rates and therefore tend to be more volatile in price than securities that pay interest periodically. In addition, because the Acquiring Fund accrues income with respect to these securities prior to the receipt of such interest, it may have to dispose of portfolio securities under disadvantageous circumstances in order to obtain cash needed to pay income dividends in amounts necessary to avoid unfavorable tax consequences.

Hedging Strategies

The Acquiring Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Adviser and/or the Sub-Adviser, correlate with the prices of the Acquiring Fund’s investments. These hedging strategies may generate taxable income.

The Board of each Fund recommends that shareholders vote FOR the approval of the Reorganization(s).

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Please see “Certain Provisions in the Declaration of Trust and By-Laws” in the Memorandum for a description of your rights under Massachusetts law and describing additional rights contained in the Acquiring Fund’s declaration of trust and by-laws.

Repurchase of Common Shares; Conversion to Open-End Fund

The Acquiring Fund is a closed-end management investment company, and as such its shareholders do not have the right to cause the Acquiring Fund to redeem their common shares. Instead, the common shares of the Acquiring Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because common shares of closed-end management investment companies may frequently trade at prices lower than net asset value, the Acquiring Fund’s Board has determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Acquiring Fund to an open-end investment company. There is no assurance that the Acquiring Fund’s Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time when the Acquiring Fund’s preferred shares are outstanding, the Acquiring Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated but unpaid preferred shares dividends due to be paid have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Acquiring Fund’s portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value (expected to equal the original purchase price per share plus any accumulated but unpaid dividends thereon) of the outstanding preferred shares, including VMTP Shares and VRDP Shares.

If the Acquiring Fund converted to an open-end investment company, it would be required to redeem all its preferred shares, including VMTP Shares and VRDP Shares, then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on an exchange. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” in the Memorandum for a discussion of the voting requirements applicable to the conversion of the Acquiring Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Acquiring Fund’s portfolio, the impact of any action that might be taken on the

Acquiring Fund or its shareholders and market considerations. Based on these considerations, even if the Acquiring Fund’s common shares should trade at a discount, the Board may determine that, in the interest of the Acquiring Fund, no action should be taken.

Description of Outstanding Acquiring Fund VMTP Shares

The Acquiring Fund currently has outstanding 2,650 VMTP Shares, Series 2016, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (previously defined as the “Outstanding VMTP Shares”). The Outstanding VMTP Shares were offered and sold in December 2013 by the Acquiring Fund to a qualified institutional buyer pursuant to Rule 144A under the Securities Act, with all cash proceeds, net of offering expenses, used to refinance and redeem the Acquiring Fund’s VMTP Shares, Series 2014, and MuniFund Term Preferred Shares, Series 2015.

Holders of Outstanding VMTP Shares are entitled to receive cash dividends when, as and if declared by the Acquiring Fund’s Board. The amount of dividends per Outstanding VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding VMTP Shares.

The Outstanding VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Acquiring Fund is obligated to redeem the Outstanding VMTP Shares on December 30, 2016, unless earlier redeemed or repurchased by the Acquiring Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. The Outstanding VMTP Shares also may be redeemed in whole or in part at the option of the Acquiring Fund at a redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon, plus a certain redemption premium. In the event the Acquiring Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Acquiring Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

On or prior to June 30, 2016, referred to in the Statement for the Outstanding VMTP Shares as the liquidity account initial date, the Acquiring Fund is required to cause its custodian to segregate from the other assets of the Fund securities owned by the Fund with a market value equal to at least 110% of the sum of the aggregate liquidation preference of the Outstanding VMTP Shares plus an amount equal to all dividends payable thereon through the term redemption date that have not previously been paid. It is expected that the Outstanding VMTP Shares will be refinanced on or prior to the liquidity account initial date with the proceeds of the issuance of one or more new series of VMTP Shares and/or other preferred shares of the Acquiring Fund with an aggregate liquidation preference at least equal to the aggregate liquidation preference of the Outstanding VMTP Shares. The refinancing of the Outstanding VMTP Shares may take place prior to the closing of the Reorganizations.

Except as otherwise provided in the Acquiring Fund’s declaration of trust or the Statement for the Outstanding VMTP Shares or as otherwise required by applicable law, (1) each holder of Outstanding VMTP Shares is entitled to one vote for each Outstanding VMTP Share held on each matter submitted to a vote of shareholders of the Acquiring Fund, and (2) the holders of Outstanding

VMTP Shares, along with holders of other outstanding preferred shares of the Acquiring Fund, vote with holders of common shares of the Acquiring Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VMTP Shares, are entitled as a class to elect two trustees of the Acquiring Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VMTP Shares, voting as a single class, elect the balance of the trustees of the Acquiring Fund.

Holders of Outstanding VMTP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VMTP Shares or holders of Outstanding VMTP Shares. In addition, holders of Outstanding VMTP Shares have certain consent rights under the purchase agreement for the Outstanding VMTP Shares with respect to certain actions that would affect their investment in the Acquiring Fund. Holders of Outstanding VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Acquiring Fund on matters that relate to the conversion of the Acquiring Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Acquiring Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including Outstanding VMTP Shares, are entitled to elect additional trustees, constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Acquiring Fund.

The Outstanding VMTP Shares are senior in priority to the Acquiring Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Outstanding VMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund with other preferred shares of the Acquiring Fund, including the New VMTP Shares and New VRDP Shares to be issued in connection with the Reorganizations.

Custodian, Transfer Agent, Dividend Disbursing Agent and Redemption and Remarketing Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend disbursing agent and redemption and paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021.

The tender and paying agent with respect to the VRDP Shares of the Select Quality, Premier Income, and Investment Quality is The Bank of New York Mellon, Corporate Trust Division, Dealing and Trading Group, 101 Barclay Street, Floor 7E, New York, New York 10286 (the “Tender and Paying Agent”). The Tender and Paying Agent acts as tender agent, transfer agent and registrar, dividend disbursing agent, paying agent and redemption price disbursing agent with respect to the VRDP Shares of the Select Quality, Premier Income, and Investment Quality.

The remarketing agent for the VRDP Shares of Select Quality, Premier Income and Investment Quality is Barclays Capital Inc., 745 7th Avenue, New York N.Y. 10019. It is expected that the Acquiring Fund will enter into a remarketing agreement with a remarketing agent for each series of

New VRDP Shares that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities and that will be either the current remarketing agent for the applicable series of Target Fund VRDP Shares or a replacement appointed in accordance with the applicable VRDP Statement and the related agreements.

Federal Income Tax Matters Associated with Investment in the Acquiring Fund

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Acquiring Fund.

The Acquiring Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Reorganizations occur) as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify as a RIC, the Acquiring Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Acquiring Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. The Acquiring Fund invests primarily in municipal securities. Thus, substantially all of the Acquiring Fund’s dividends paid to you should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Acquiring Fund receives income from such municipal obligations, a portion of the dividends paid by the Acquiring Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Acquiring Fund will annually provide a report indicating the percentage of the Acquiring Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax applicable to individuals, if any. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from municipal obligations.

Future legislation could limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Acquiring Fund). Such legislation could affect the value of the municipal securities owned by the Acquiring Fund. The likelihood of such legislation being enacted cannot be predicted. Shareholders should consult their own tax advisers regarding the potential consequences of future legislation on their investment in the Acquiring Fund.

In addition to exempt-interest dividends, the Acquiring Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 20%. In addition, certain individuals, estates and trusts are subject to a 3.8% Medicare tax on net investment income, including net capital gains and other taxable dividends. Corporate shareholders are taxed on capital gain at the same rates as apply to ordinary income. The Acquiring Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” to noncorporate shareholders.

As a RIC, the Acquiring Fund will not be subject to federal income tax in any taxable year provided that it meets certain distribution requirements. The Acquiring Fund may retain for investment some (or all) of its net capital gains. If the Acquiring Fund retains any net capital gains or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Acquiring Fund retains any net capital gains, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Acquiring Fund on such undistributed amount against their federal income tax liabilities, if any; and (3) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (2) of the preceding sentence.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Acquiring Fund reports dividends made with respect to common shares and preferred shares as consisting of particular types of income (e.g., exempt interest, net capital gains and ordinary income) in accordance with each class’ proportionate share of the total dividends paid by the Acquiring Fund with respect to the year.

Dividends declared by the Acquiring Fund in October, November or December to shareholders of record in one of those months and paid during the following January will be treated as having been paid by the Acquiring Fund and received by shareholders on December 31 of the year the distributions were declared.

Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.

The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such shares is attributable to tax-exempt interest income. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Current law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. However, for noncorporate taxpayers long-term capital gains are currently taxed at a maximum federal income tax rate of 20%, while short-term capital gains are currently taxed at ordinary income rates. An additional 3.8% Medicare tax may also apply to certain individual, estate or trust shareholders’ capital gain from the sale or other disposition of their shares. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, unless the shares are of a RIC that declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. Any remaining loss on the sale or disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder on such shares. Any loss realized on a sale or exchange of shares of the Acquiring Fund will be disallowed to the extent those shares of the Acquiring Fund are replaced by other substantially identical shares of the Acquiring Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations.

Any interest on indebtedness incurred or continued to purchase or carry the Acquiring Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Acquiring Fund.

If the Acquiring Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Acquiring Fund elects to include market discount in income currently), the Acquiring Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Acquiring Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid) and its net tax-exempt income, including such income it is required to accrue, to qualify as a RIC and (with respect to its ordinary income and capital gain) to avoid federal income and excise taxes. Therefore, the Acquiring Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Acquiring Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Acquiring Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.

The Acquiring Fund may be required to withhold U.S. federal income tax at a rate of 28% from all distributions (including exempt-interest dividends) and redemption proceeds payable to a shareholder if the shareholder fails to provide the Acquiring Fund with his, her or its correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS (or the IRS notifies the Acquiring Fund) that he, she or it is subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Acquiring Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Acquiring Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Acquiring Fund dividends and distributions and redemption proceeds. The Acquiring Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Investors are urged to consult their own tax advisers regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

With respect to the preferred shares of the Acquiring Fund issued in the Reorganizations, the Acquiring Fund will receive an opinion from special tax counsel that the preferred shares will constitute equity of the Acquiring Fund, and the foregoing discussion and the tax opinion received by the Funds regarding certain aspects of the Reorganizations, including that the Reorganizations will qualify as tax-free reorganizations under the Code and that preferred shareholders of a Target Fund will not recognize gain or loss upon the exchange of their shares, relies on the position that the preferred shares will constitute equity of the Acquiring Fund. Accordingly, distributions with respect to the preferred shares (other than distributions in redemption of preferred shares subject to Section 302(b) of the Code) will generally constitute dividends to the extent of the Acquiring Fund’s current or accumulated earnings and profits, as calculated for federal income tax purposes and to the extent allocable to such distribution. Because the treatment of a corporate security as debt or equity is determined on the basis of the facts and circumstances of each case, and no controlling precedent exists for the preferred shares issued in the Reorganizations, there can be no assurance that the IRS will not question special tax counsel’s opinion and the Acquiring Fund’s treatment of the preferred shares as equity. If the IRS were to succeed in such a challenge, holders of preferred shares could be characterized as receiving taxable interest income rather than exempt-interest or other dividends, possibly requiring them to file amended income tax returns and retroactively to recognize additional amounts of ordinary income and pay additional tax, interest and penalties.

Net Asset Value

The Acquiring Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Acquiring Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Acquiring Fund’s Board or its delegate.

The Acquiring Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Acquiring Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Acquiring Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Acquiring Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

Experts

The financial statements of the Acquiring Fund and the Target Funds appearing in the Funds’ Annual Reports for the year ended October 31, 2015 are incorporated herein. The financial statements as of and for the years ended October 31, 2015 and 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their reports thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Acquiring Fund and each Target Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended October 31, 2014, the Board of the Acquiring Fund and each Target Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to each Fund, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA.

Ernst & Young’s reports with respect to the financial statements of the Acquiring Fund and each Target Fund for the fiscal years ended prior to October 31, 2014 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Acquiring Fund and each Target Fund and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on each Fund’s financial statements.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Target Funds

The following table sets forth the number of outstanding common shares and preferred shares and certain other share information of the Acquiring Fund as of March 18, 2016 and of each Target Fund as of April 18, 2016.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for Its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under(3)
Acquiring Fund:
Common shares	Unlimited	—	39,296,352
Preferred shares	Unlimited	—	2,650 (VMTP)
Premium Income:
Common shares	200,000,000	—	64,060,043
Preferred shares	1,000,000	—	4,070 (VMTP)
Investment Quality:
Common shares	200,000,000	—	41,576,384
Preferred shares	1,000,000	—	435 (VMTP) 2,368 (VRDP)
Select Quality:
Common shares	200,000,000	—	35,222,129
Preferred shares	1,000,000	—	2,675 (VRDP)
Premier Income:
Common shares	200,000,000	—	19,888,518
Preferred shares	1,000,000	—	1,277 (VRDP)

The common shares of the Acquiring Fund, Premium Income, Investment Quality, Select Quality and Premier Income are listed and trade on the NYSE under the ticker symbols NAD, NPI, NQM, NQS and NPF, respectively. Upon the closing of the Reorganizations, it is expected that the common shares of the Acquiring Fund will continue to be listed on the NYSE. Neither the VMTP Shares of the Acquiring Fund, Premium Income or Investment Quality nor the VRDP Shares of Investment Quality, Select Quality and Premier Income are listed on any exchange.

Shareholders of the Acquiring Fund and the Target Funds

As of December 31, 2015, the members of the Board and officers of the Acquiring Fund and Target Funds as a group owned less than 1% of the total outstanding common shares and less than 1% of the total outstanding preferred shares of such Fund.

Information regarding shareholders or groups of shareholders who beneficially own more than 5% of a class of shares of the Acquiring Fund or Target Fund is provided below. Information in the table below regarding the number and percentage of shares owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Acquiring Fund on or before March 18, 2016 and with respect to each Target Fund on or before April 18, 2016. The estimated pro forma information presented is calculated assuming that outstanding common and preferred shares were as of April 18, 2016 for each Fund.

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Nuveen Enhanced Quality Municipal Income Fund(1)	All Preferred Shares of Nuveen Enhanced Quality Municipal Income Fund(1)
Acquiring Fund— Common Shares	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	2,109,151	8.56%	1.05%	N/A

	Wells Capital Management Incorporated 525 Market St, 10th Floor San Francisco, CA 94105	1,931,612	7.84%	0.96%	N/A

	First Trust Portfolios L.P.(2) First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	2,272,124	5.71%	1.13%	N/A
Acquiring Fund— VMTP Shares	Bank of America Corporation,(3) Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255 Banc of America Preferred Funding Corporation,(3) 214 North Tryon Street, Charlotte, North Carolina 28255	2,650	100.00%	43.12%	22.89%
Premium Income— VMTP Shares	Wells Fargo & Company(4) 420 Montgomery Street San Francisco, CA 94104 Wells Fargo Bank, National Association(4) 101 North Phillips Avenue, Sioux Falls, SD 57104	4,070	100.00%	56.88%	30.20%
Investment Quality— VMTP Shares	Bank of American Corporation Bank of America Corporate Center, 100 North Tryon Street, Charlotte, North Carolina 28255	435	100.00%	43.12%	22.89%

				Estimated Pro Forma
Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned	Corresponding Class of Nuveen Enhanced Quality Municipal Income Fund(1)	All Preferred Shares of Nuveen Enhanced Quality Municipal Income Fund(1)
Select Quality— Common Shares	Karpus Management, Inc., d/b/a Karpus Investment Management 187 Sully’s Trail, Pittsford, New York 14534	1,809,084	5.14%	0.91%	N/A

(1)	Following the closing of the Reorganizations, the Acquiring Fund will change its name to “Nuveen Enhanced Quality Municipal Income Fund.”
(2)	First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and each owns an equal amount of the number of shares listed above.
(3)	Bank of America Corporation and Banc of America Preferred Funding Corporation filed their Schedule 13D jointly and did not differentiate holdings as to each entity.
(4)	Wells Fargo & Company and Wells Fargo Bank, National Association filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

VRDP Shares are designed to be eligible for purchase by money market funds. Based on information provided by the remarketing agent for the VRDP Shares of Investment Quality, Select Quality and Premier Income, money market funds within certain fund complexes may hold, in the aggregate, greater than 5% of the outstanding VRDP Shares of that Fund, and individual money market funds within such complexes may beneficially own an indeterminable amount of VRDP Shares exceeding 5% of the outstanding VRDP Shares of that Fund. Information with respect to aggregate holdings of VRDP Shares associated with fund complexes identified by the remarketing agent for the Funds (number of VRDP Shares and percentage of total outstanding) is as follows: Investment Quality (Series 1): The Vanguard Group (1,300 shares (54.90%)), Federated (668 shares (28.21%)) and JP Morgan (400 shares (16.89%)); Select Quality (Series 1): Charles Schwab Investment Management (971 shares (36.30%)), The Vanguard Group (924 shares (34.54%)), Morgan Stanley Investment Management (480 shares (17.94%)) and Federated (300 shares (11.21%)); and Premier Income (Series 1): The Vanguard Group (1,180 shares (92.40%)) and JP Morgan (97 shares (7.60%)). Based on the preferred shares outstanding of the Acquiring Fund as of March 18, 2016 and of each Target Fund as of April 18, 2016, the estimated pro forma ownership of the combined fund’s VRDP Shares for each of The Vanguard Group, Charles Schwab Investment Management, Federated, JP Morgan and Morgan Stanley Investment Management would be 53.86%, 15.36%, 15.32%, 7.86% and 7.59%, respectively, and the estimated pro forma ownership of all preferred shares of the combined fund (i.e., VMTP Shares and VRDP Shares) would be 25.26%, 7.21%, 7.18%, 3.69% and 3.56%, respectively.

Expenses of Proxy Solicitation

Common shareholders will indirectly bear the costs of the Reorganizations, whether or not the Reorganizations are consummated. Preferred shareholders will not bear any costs of the Reorganizations. The total costs of the Reorganizations, which include the cost of preparing, printing and mailing the enclosed proxy, the accompanying notice and this Joint Proxy Statement and all other costs in connection with the solicitation of proxies, are estimated to be $2,455,000, and each Fund’s allocable share of such costs will be reflected in its net asset value at or before the close of trading on the business day immediately prior to the closing of the Reorganizations. The estimated allocation of the costs among the Target Funds and the Acquiring Fund is as follows: $470,000 (0.08%) for the Acquiring Fund, $760,000 (0.08%) for Premium Income, $535,000 (0.08%) for Investment Quality, $430,000 (0.08%) for Select Quality and $260,000 (0.09%) for Premier Income (all percentages are based on average net assets applicable to common shares for the twelve (12) months ended October 31, 2015). The allocation of the costs of the Reorganizations will be based on the relative expected benefits of the Reorganizations comprised of forecasted operating cost savings (i.e., total expense excluding the costs of leverage) and improved secondary market trading, if any, to each Fund during the first year following the Reorganizations. The Reorganizations are expected to result in operating cost savings (i.e., total expenses excluding the costs of leverage) for common shareholders of the Acquiring Fund and each Target Fund (as shareholders of the combined fund following the Reorganizations) and the potential for increased distributions over time for the common shareholders of each Fund in their capacity as common shareholders of the combined fund following the Reorganizations. Distribution increases, if any, would be realized following the recoupment of the expenses of the Reorganizations.

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The Committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The Committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each Committee member meets the independence and experience requirements, as applicable, of the New York Stock Exchange, NYSE MKT, LLC, NASDAQ Stock Market, LLC, Section 10A of the Exchange Act and the rules and regulations of the SEC.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The Committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent registered public accounting firm the matters required to be discussed under relevant auditing standards. Each Fund’s independent registered public accounting firm provided to the Committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the Committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the Committee, the Committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

As of January 1, 2016 the members of the Committee are:

Jack B. Evans

David J. Kundert

John K. Nelson

Carole E. Stone

Terence J. Toth

Appointment of the Independent Registered Public Accounting Firm

Each Target Fund and the Acquiring Fund’s Board has appointed KPMG LLP as independent registered public accounting firm to audit the books and records of each fund for its current fiscal year. A representative of KPMG LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. KPMG LLP has informed each Fund that it has no direct or indirect material financial interests in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

	Audit Fees		Audit Related Fees				Tax Fees				All Other Fees
	Fund(1)		Fund(2)		Adviser and Adviser Entities		Fund(3)		Adviser and Adviser Entities		Fund(4)		Adviser and Adviser Entities
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$22,500	$22,500	$—	$—	$—	$—	$—	$—	$—	$—	$—	$651	$—	$—
Premium Income	22,500	22,500	—	—	—	—	—	—	—	—	—	1,530	—	—
Investment Quality	22,500	22,500	—	—	—	—	—	—	—	—	—	1,087	—	—
Select Quality	22,500	22,500	—	—	—	—	—	—	—	—	—	744	—	—
Premier Income	22,500	22,500	—	—	—	—	—	—	—	—	—	536	—	—

Non-Audit Fees.    The following table provides the aggregate non-audit fees billed by each Target Fund and Acquiring Fund’s independent registered accounting firm for services rendered to each fund, the Adviser and the Adviser entities during each Target Fund and Acquiring Fund’s last two fiscal years. Less than 50% of the principal accountant’s engagement to audit the registrant’s financial statements for the most recent year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

	Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)		Total
	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015	Fiscal Year Ended 2014	Fiscal Year Ended 2015
Acquiring Fund	$—	$651	$—	$—	$—	$—	$—	$651
Premium Income	—	1,530	—	—	—	—	—	1,530
Investment Quality	—	1,087	—	—	—	—	—	1,087
Select Quality	—	744	—	—	—	—	—	744
Premier Income	—	536	—	—	—	—	—	536

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (1) with the Fund for audit or non-audit services and (2) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (1) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (2) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (3) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities, except as provided above in the section entitled “Shareholders of the Acquiring Fund and the Target Funds.”

Shareholder Proposals

To be considered for presentation at the 2017 annual meeting of shareholders of the Funds, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must have been received at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois 60606, not later than December 29, 2016. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) under the Exchange Act of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund’s by-laws, submit such written notice to the respective Fund by the later of 45 days prior to the 2017 annual meeting or the tenth business day following the date the 2017 annual meeting is first publicly disclosed. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

The Acquiring Fund expects to hold its 2017 annual meeting of shareholders in August 2017. If all proposals are approved and the Reorganizations are consummated, the Target Funds will cease to exist and will not hold their 2017 annual meetings. If the Reorganizations are not approved or are not consummated, each Target Fund will hold its 2017 annual meeting of shareholders, expected to be held in August 2017.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the fund or funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is October 31.

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 16, 2016:

The Joint Proxy Statement is available at http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, 60606, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

In the absence of a quorum for a particular matter, business may proceed on any other matter or matters that may properly come before the Annual Meeting if there are present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. A broker-dealer firm that has not received instructions from a customer prior to the date specified in its request for voting instructions may not vote such customer’s shares on the proposals described in this Joint Proxy Statement. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [•] day of [•] 2016, by and among Nuveen Dividend Advantage Municipal Fund, a Massachusetts business trust (the “Acquiring Fund”), Nuveen Premium Income Municipal Fund, Inc., a Minnesota corporation (“Premium Income” or a “Target Fund”), Nuveen Investment Quality Municipal Fund, Inc., a Minnesota corporation (“Investment Quality” or a “Target Fund”), Nuveen Select Quality Municipal Fund, Inc., a Minnesota corporation (“Select Quality” or a “Target Fund”), and Nuveen Premier Municipal Income Fund, Inc., a Minnesota corporation (“Premier Income” or a “Target Fund” and, together with Select Quality, Premium Income and Premier Income, the “Target Funds”). The Acquiring Fund and each Target Fund may be referred to herein each as a “Fund” and collectively as the “Funds.”

For each Reorganization (as defined below), this Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of each Target Fund into the Acquiring Fund will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (the “Acquiring Fund Common Shares”) and, with respect to Premium Income and Investment Quality, newly issued Variable Rate MuniFund Term Preferred Shares (“VMTP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VMTP Shares”) and, with respect to each of Investment Quality, Select Quality and Premier Income, newly issued Variable Rate Demand Preferred Shares (“VRDP Shares”) of the Acquiring Fund, with a par value of $0.01 per share and liquidation preference of $100,000 per share (the “Acquiring Fund VRDP Shares” and, together with the Acquiring Fund VMTP Shares, the “Acquiring Fund Preferred Shares” and, collectively with the Acquiring Fund VMTP Shares and the Acquiring Fund Common Shares, the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund; and (ii) the distribution of all of the Acquiring Fund Common Shares and Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, received by the Target Fund to the holders of common shares and VMTP Shares or VRDP Shares, respectively, of the Target Fund as part of the complete liquidation, dissolution and termination of the Target Fund as provided herein, all upon the terms and conditions set forth in this Agreement (each, a “Reorganization” and, together, the “Reorganizations”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Target Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganizations are in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganizations, and the Board of Directors of each Target Fund (each, a “Target Fund Board”) has determined that the applicable Reorganization is in the best interests of such Target Fund and that the interests of the existing shareholders of such Target Fund will not be diluted as a result of the Reorganizations.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF EACH TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE LIABILITIES OF EACH TARGET FUND AND TERMINATION AND LIQUIDATION OF EACH TARGET FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Target Fund agrees to transfer substantially all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees (i) to issue and deliver to such Target Fund (A) the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (B) the same number of Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, as the number of VMTP Shares or VRDP Shares of such Target Fund outstanding immediately prior to the Closing (as defined in this Section 1.1) (less any VMTP Shares or VRDP Shares of such Target Fund with respect to which Dissenters’ Rights, as defined in Section 1.2, have been properly exercised) and having substantially identical terms as the VMTP Shares or substantially similar terms as the VRDP Shares of the Target Fund, as applicable, as of the Closing, and (ii) to assume substantially all of the liabilities of such Target Fund, if any, as set forth in Section 1.3. The Acquiring Fund Preferred Shares to be issued to each Target Fund will consist of a separate series, as set forth in Exhibit A hereto, and such series will (i) have equal priority with each other and with any other outstanding preferred shares of the Acquiring Fund as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund; and (ii) have, along with any other outstanding preferred shares of the Acquiring Fund, preference with respect to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund over the common shares of the Acquiring Fund. With respect to each Reorganization, the foregoing transactions will take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    Each Target Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing, except that the Target Fund will retain assets sufficient to pay the preferred share dividends as set forth in Section 1.4, the dividend or dividends set forth in Section 8.5 and all liabilities (whether absolute, accrued, contingent or otherwise) as such Target Fund’s Board of Directors or its officers reasonably expect to exist against such Target Fund as a result of the exercise of dissenters’ rights under Minnesota law (“Dissenters’ Rights”).

Each Target Fund will, within a reasonable period of time before the Closing Date (as defined in Section 3.1), furnish the Acquiring Fund with a list of such Target Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, identify the securities, if any, on each Target Fund’s list referred to in the foregoing sentence that do not conform to the Acquiring Fund’s investment objective, policies or restrictions and will notify each Target Fund accordingly. Each Target Fund, if requested by the Acquiring Fund, will dispose of such non-conforming securities identified by the Acquiring Fund before the Closing Date. In addition, if it is determined that the portfolios of the Target Funds and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to the Acquiring Fund with respect to such investments, the Target Fund(s) holding such securities, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing; provided, however, that if more than one of the Target Funds hold such securities, the Acquiring Fund will apportion all such sales between the applicable Target Funds in a reasonable manner. Notwithstanding the foregoing, nothing herein will require any Target Fund to dispose of any investments or securities if, in the reasonable judgment of the applicable Target Fund Board or Nuveen Fund Advisors, LLC, the investment adviser to the Funds (the “Adviser”), such disposition would adversely affect the status of such Target Fund’s Reorganization as a “reorganization,” as such term is used in Section 368(a) of the Code, or would otherwise not be in the best interests of such Target Fund.

1.3        LIABILITIES TO BE ASSUMED.    Each Target Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, except for the preferred share dividends set forth in Section 1.4 and the dividend(s) set forth in Section 8.5. Notwithstanding the foregoing, the liabilities not so discharged will be assumed by the Acquiring Fund, which assumed liabilities will include all of each Target Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing, and whether or not specifically referred to in this Agreement, provided that the Acquiring Fund will not assume any liabilities with respect to the preferred share dividends set forth in Section 1.4, the dividend or dividends set forth in Section 8.5, or any liabilities relating to the exercise of Dissenters’ Rights by holders of VMTP Shares of Premium Income or Investment Quality or VRDP Shares of Investment Quality, Select Quality or Premier Income.

1.4        DECLARATION OF PREFERRED SHARE DIVIDENDS.    Dividends will accumulate on the existing VMTP Shares or VRDP Shares of a Target Fund, as applicable, up to and including the day immediately preceding the Closing Date and then cease to accumulate, and dividends on the Acquiring Fund Preferred Shares will accumulate from and including the Closing Date. Prior to the Valuation Time (as defined in Section 2.1), each Target Fund will declare all accumulated but unpaid dividends on its VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date. With respect to the existing VMTP Shares of Premium Income or Investment Quality, such accumulated and unpaid dividends will be paid on the dividend payment date in respect of the first dividend period of the Acquiring Fund VMTP Shares for which such VMTP Shares of Premium Income or Investment Quality were exchanged to the holders thereof as of the day immediately preceding the Closing Date. With respect to the existing VRDP Shares of Select Quality, Premier Income and Investment Quality, such dividends will be paid on the Closing Date to holders thereof as of the day immediately preceding the Closing Date. Each Target Fund will retain assets in an amount sufficient to pay the dividends declared by it pursuant to this Section 1.4, and such assets will not be transferred to the Acquiring Fund on the Closing Date.

1.5        LIQUIDATION AND DISTRIBUTION.

(a)        As soon as practicable after the Closing, each Target Fund will distribute in complete liquidation of such Target Fund, (i) pro rata to its common shareholders of record (the “Target Fund Common Shareholders”), as of the time of such distribution, all of the Acquiring Fund Common Shares received by such Target Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and payable prior to such distribution (“Interim Dividends”)) and (ii) to its preferred shareholders of record (“Target Fund Preferred Shareholders” and, together with Target Fund Common Shareholders, the “Target Fund Shareholders”), as of the time of such distribution, other than such holders of VMTP Shares of Premium Income or Investment Quality or VRDP Shares of Investment Quality, Select Quality or Premier Income who have properly exercised Dissenters’ Rights with respect to the applicable Target Fund’s Reorganization, one Acquiring Fund VMTP Share or Acquiring Fund VRDP Share, as applicable, received by such Target Fund in exchange for each VMTP Share or VRDP Share of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing (together with any dividends declared and paid pursuant to Section 1.4). Such distributions will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of each Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Target Fund Shareholders and representing, in the case of a Target Fund Common Shareholder, such shareholder’s pro rata share of the Acquiring Fund Common Shares received by such Target Fund and, in the case of a Target Fund Preferred Shareholder, the same number of Acquiring Fund VMTP Shares or Acquiring Fund VRDP Shares, as applicable, as the number of VMTP Shares or VRDP Shares of the Target Fund held by such Target Fund Preferred Shareholder immediately prior to the Closing, and by paying to Target Fund Common Shareholders any Interim Dividends on Target Fund common shares exchanged for Acquiring Fund Common Shares in the Reorganizations. All issued and outstanding common and preferred shares of each Target Fund, including, without limitation, any VMTP Shares of Premium Income or Investment Quality or VRDP Shares of Investment Quality, Select Quality or Premier Income with respect to which Dissenters’ Rights have been properly exercised, simultaneously will be canceled on the books of the Target Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such transfers, except for any global certificate or certificates required by a securities depository in connection with the establishment of book-entry ownership of the shares.

(b)        On or as soon after the Closing Date as is practicable, but in no event later than 12 months after the Closing Date, each Target Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 below.

1.6        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of a Target Fund’s common shares or preferred shares on the books of such Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8        TERMINATION.    Each Target Fund will completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Minnesota state law promptly following the Closing and the payment of all dividends and distributions pursuant to, as applicable, Section 1.4, Section 1.5 and Section 8.5.

1.9        REPORTING.    Any reporting responsibility of a Target Fund, including, without limitation, the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the exchange on which such Target Fund’s common shares are listed or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of such Target Fund.

1.10        BOOKS AND RECORDS.    All books and records of each Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, will be available to the Acquiring Fund from and after the Closing Date and will be turned over to the Acquiring Fund as soon as practicable following the Closing.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of each Target Fund will be the value of its assets, less its liabilities, computed as of the close of regular trading on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures of the Nuveen closed-end funds adopted by the applicable Target Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. For purposes of this Section 2.1, the value of each Target Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Target Fund.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share will be computed as of the Valuation Time, using the valuation procedures of the Nuveen closed-end funds adopted by the Acquiring Fund Board or such other valuation procedures as may be mutually agreed upon by the parties. For purposes of this Section 2.2, the value of the Acquiring Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of the Acquiring Fund.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for a Target Fund’s assets transferred to the Acquiring Fund will be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of such Target Fund that are assumed by the Acquiring Fund), determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share, determined in accordance with Section 2.2. The aggregate net asset value of Acquiring Fund Common Shares received by each Target Fund in a Reorganization will equal, as of the Valuation Time, the aggregate net asset value of the Target Fund’s common shares held by Target Fund Common Shareholders as of such time. In the event there are fractional Acquiring Fund Common Shares due Target Fund Common Shareholders after a Target Fund’s assets have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate all such fractional common shares and sell the resulting whole on the exchange on which such shares are listed for the account of all such Target Fund Common Shareholders, and each such Target Fund Common Shareholder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the Target Fund Common Shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds net of brokerage commissions, if any, directly to the Target Fund Common Shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time an accurate appraisal of the value of the net assets of the Acquiring Fund or a Target Fund is impracticable due to either (a) the closure of, or the imposition of a trading restriction on, the exchange on which shares of a Fund are listed or another exchange on which the portfolio securities of the Acquiring Fund or a Target Fund are purchased or sold; or (b) a disruption in trading or the reporting of trading on the exchange on which shares of a Fund are listed or elsewhere, the Closing Date will be postponed until at least the first business day after the day on which trading is fully resumed and/or reporting is restored or such later time as the parties may agree pursuant to Section 3.1.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II will be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    Each Closing will occur on July 11, 2016, or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing will be deemed to take place as of 7:59 a.m., Central time, on the Closing Date. Each Closing will be held as of 7:59 a.m., Central time, at the offices of Vedder Price P.C. in Chicago, Illinois, or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    Each Target Fund will cause State Street, as custodian for such Target Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that the Target Fund’s portfolio securities, cash and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

3.3        CERTIFICATES OF TRANSFER AGENT AND TENDER AND PAYING AGENT.

(a)        Each Target Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares and, for each of Premium Income and Investment Quality, VMTP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of common shares and, for each of Premium Income and Investment Quality, VMTP Shares of such Target Fund and the number and percentage ownership of outstanding common shares and, for each of Premium Income and Investment Quality, VMTP Shares owned by each such Target Fund Shareholder immediately prior to the Closing. Each of Investment Quality, Select Quality and Premier Income will issue and deliver, or cause The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all holders of VRDP Shares of such Target Fund and the number and percentage ownership of outstanding VRDP Shares owned by each such Target Fund Preferred Shareholder immediately prior to the Closing.

(b)        The Acquiring Fund will issue and deliver, or cause State Street, in its capacity as transfer agent with respect to common shares and VMTP Shares, and The Bank of New York Mellon, in its capacity as tender and paying agent with respect to VRDP Shares, to issue and deliver to the Secretary of each Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to such Target Fund or provide evidence satisfactory to each Target Fund that such Acquiring Fund Shares have been credited to each Target Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party will deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF EACH TARGET FUND.    Each Target Fund represents and warrants solely on its own behalf with respect to its Reorganization as follows:

(a)        The Target Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

(b)        The Target Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Target Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of any provision of the Target Fund’s Articles of Incorporation, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Target Fund VMTP Statement”) or Statement Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (“Target Fund VRDP Statement”), as applicable, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Target Fund has no material contracts or other commitments that will be terminated with liability to it on or before the Closing Date.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Target Fund as of October 31, 2015, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of October 31, 2015, and there are no known contingent liabilities of the Target Fund as of such date that are not disclosed in such statements.

(g)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Target Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Target Fund that have arisen after such date. For the purposes of this subsection (g), a decline in the net asset value of the Target Fund will not constitute a material adverse change.

(h)        All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(i)        The authorized capital of the Target Fund consists of the shares set forth in Exhibit B hereto. All issued and outstanding shares of the Target Fund are duly and validly issued, fully paid and non-assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent or tender and paying agent, as applicable, as provided in Section 3.3. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund and has no outstanding securities convertible into shares of the Target Fund.

(j)        At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power and authority to sell, assign, transfer and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund, including the determinations of the Target Fund Board required by Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The information to be furnished by the Target Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(m)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Target Fund with respect to the Target Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Target Fund’s Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(n)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund (i) has elected to qualify, and has qualified or will qualify (in the case of the taxable year ending on the Closing Date), as a “regulated investment company” under the Code (a “RIC”); (ii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and on or prior to the Closing Date will have declared a distribution with respect to all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code and its net capital gain (after reduction for any available capital loss carryforward) (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date; and (iii) has been, and will be (in the case of the taxable year ending on the Closing Date), treated as a separate corporation for federal income tax purposes.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement (subject to shareholder approval and compliance with the other provisions hereof) will not result, in violation of the Acquiring Fund’s Declaration of Trust, By-Laws, Statement Establishing and Fixing the Rights and Preferences of Variable Rate MuniFund Term Preferred Shares (“Acquiring Fund VMTP Statement”) or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body currently is pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(e)        The financial statements of the Acquiring Fund as of October 31, 2015, and for the fiscal year then ended, have been prepared in accordance with generally accepted accounting principles in the United States of America and have been audited by independent auditors, and such statements (copies of which have been furnished to each Target Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2015, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), and there are no known contingent liabilities of the Acquiring Fund that have arisen after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund will not constitute a material adverse change.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision will have been made for the payment thereof, and any such unpaid taxes, as of the date of the financial statements referred to above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All of the issued and outstanding shares of the Acquiring Fund are duly and validly issued, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) under the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Shares to be issued and delivered to each Target Fund for the account of Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing, have been duly authorized. When so issued and delivered, such Acquiring Fund Shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(k)        The information to be furnished by the Acquiring Fund for use in any “no-action” letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein will be accurate and complete in all material respects and will comply in all material respects with the requirements of the federal securities laws and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganizations, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations, including the taxable year that includes the Closing Date, the Acquiring Fund (i) has elected to qualify, has qualified or will qualify (in the case of the year that includes the Closing Date) and intends to continue to qualify as a RIC under the Code; (ii) has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date; and (iii) has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a separate corporation for federal income tax purposes.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2, 1.4 and 8.5, the Acquiring Fund and each Target Fund will operate their respective business in the ordinary course from the date of this Agreement through the Closing, it being understood that such ordinary course of business will include customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and each Target Fund will call meetings of their respective shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    Each Target Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution other than in connection with such Target Fund’s Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    Each Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares. Each Target Fund will notify the Acquiring Fund promptly upon the exercise of any Dissenters’ Rights.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, each Target Fund will furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by such Target Fund’s Controller, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission one or more registration statements on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Target Fund Common Shareholders and related matters (the “Registration Statement”), one or more proxy statements relating to the Acquiring Fund VMTP Shares to be issued to the Target Fund Preferred Shareholders of Premium Income and Investment Quality and related matters (the “VMTP Proxy Statement” or a “Proxy Statement”) and one or more proxy statements relating to the Acquiring Fund VRDP Shares to be issued to the Target Fund Preferred Shareholders of Investment Quality, Select Quality and Premier Income and related matters (the “VRDP Proxy Statement” or a “Proxy Statement”). Each Registration Statement will include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement, as applicable (the “Joint Proxy Statement/Prospectus”). Each Registration Statement and Proxy Statement will be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the proxy statements and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATIONS.    The intention of the parties is that each Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. None of the Target Funds or the Acquiring Fund will take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as “reorganizations” within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinions contemplated in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

The obligations of each Target Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants and warranties of the Acquiring Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. The Acquiring Fund will have delivered to each Target Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to each Target Fund and dated as of the Closing Date, to such effect and as to such other matters as each Target Fund may reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein will be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants and warranties of each Target Fund contained in this Agreement will be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if made on and as of the Closing. Each Target Fund will have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Target Fund’s name by the Target Fund’s (i) Chief Administrative Officer or Vice President and (ii) Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund may reasonably request.

7.2        Each Target Fund will have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Controller of the Target Fund.

7.3        Prior to the Valuation Time, each Target Fund will have declared the dividends and/or distributions contemplated by Section 1.4 and Section 8.5.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of each Target Fund and the Acquiring Fund hereunder will also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding common and preferred shares of each Target Fund in accordance with applicable law and the provisions of each Target Fund’s Articles of Incorporation, By-Laws and Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable. In addition, this Agreement, the issuance of Acquiring Fund Shares and the transactions contemplated herein, will have been approved by the requisite votes of the holders of the outstanding common and preferred shares of the Acquiring Fund in accordance with applicable law, the requirements of any applicable national securities exchange(s) and the provisions of the Acquiring Fund’s Declaration of Trust, By-Laws and Acquiring Fund VMTP Statement.

8.2        As of the Closing, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding will be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3        All consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein will have been obtained or made. All notices to, or consents or waivers from, other persons, including without limitation holders of preferred shares or liquidity providers with respect to preferred shares, or other actions necessary to permit consummation of the transactions contemplated herein will have been obtained or made.

8.4        The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof will have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        Each Target Fund will have declared, prior to the Valuation Time, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).

8.6        The Target Funds will have received an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to each Target Fund on behalf of its Target Fund Shareholders as provided by this Agreement are duly authorized and, upon such delivery, will be validly issued and fully paid and non-assessable by the Acquiring Fund, except that, as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations under Massachusetts law, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration of Trust, By-Laws or Massachusetts law.

(d)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued.

(e)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the Commonwealth of Massachusetts is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)        The execution and delivery of this Agreement by the Acquiring Fund did not, and the consummation by the Acquiring Fund of the transactions contemplated herein will not, violate the Acquiring Fund’s Declaration of Trust, By-Laws or Acquiring Fund VMTP Statement (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Declaration of Trust, By-Laws and Acquiring Fund VMTP Statement).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinions of Morgan, Lewis & Bockius LLP.

8.7        The Acquiring Fund will have received an opinion from Vedder Price P.C. dated as of the Closing Date substantially to the effect that:

(a)        Each Target Fund has been duly incorporated and is validly existing and in good standing under the laws of the State of Minnesota and, to such counsel’s knowledge, has the power to carry on its business as currently conducted as described in the definitive Joint Proxy Statement/Prospectus as filed with the Commission pursuant to Rule 497 under the 1933 Act.

(b)        Each Target Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)        To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by the Target Funds of the transactions contemplated herein, except as have been obtained.

(d)        With respect to each Target Fund, the execution and delivery of this Agreement by the Target Fund did not, and the consummation by the Target Fund of the transactions contemplated herein will not, violate the Target Fund’s Articles of Incorporation, By-Laws or Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable (assuming the requisite approval of the Fund’s shareholders has been obtained in accordance with its Articles of Incorporation, By-Laws and Target Fund VMTP Statement or Target Fund VRDP Statement, as applicable).

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the State of Minnesota, Vedder Price P.C. may rely on the opinions of Dorsey & Whitney LLP.

8.8        With respect to each Reorganization, the Funds participating in such Reorganization will have received an opinion of Vedder Price P.C. dated as of the Closing Date and addressed to the Acquiring Fund and the Target Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer by the Target Fund of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund, immediately followed by the distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the dissolution of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of substantially all the Target Fund’s assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund.

(c)        No gain or loss will be recognized by the Target Fund upon the transfer of substantially all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)        No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares, except to the extent the Target Fund’s common shareholders receive cash in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund shareholder would be entitled) will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)        The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization (including any fractional Acquiring Fund Common Share to which a Target Fund shareholder would be entitled) will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the effective time of the Reorganization.

(g)        The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)        The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which those assets were held by the Target Fund.

No opinion will be expressed as to (1) the federal income tax consequences of payments, if any, to holders of VMTP Shares of Premium Income or Investment Quality or VRDP Shares of Investment

Quality, Select Quality or Premier Income who elect Dissenters’ Rights, (2) the effect of the Reorganizations on a Target Fund, the Acquiring Fund or any Target Fund Shareholder with respect to any asset (including, without limitation, any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (a) at the end of a taxable year (or on the termination thereof) or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (3) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinions will be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and each Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor any Target Fund may waive the conditions set forth in this Section 8.8. Insofar as the opinions expressed above relate to or are dependent upon the classification of the Acquiring Fund Preferred Shares as equity securities for U.S. federal income tax purposes, Vedder Price P.C. may rely on the opinion delivered to the Acquiring Fund by Stradley Ronon Stevens & Young, LLP with respect to such issue for the Acquiring Fund VMTP Shares and on the opinion delivered to the Acquiring Fund by Sidley Austin LLP with respect to such issue for the Acquiring Fund VRDP Shares.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganizations (whether or not the Reorganizations are consummated) will be allocated among the Funds pro rata based on the projected relative benefits to each Fund during the first year following the Reorganizations, and each Fund will have accrued such expenses as liabilities at or before the Valuation Time. Reorganization expenses include, without limitation, (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with structuring the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of a Target Fund or the Acquiring Fund, as the case may be, as a RIC under the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to any other party any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties, and such termination may be effected by each Fund’s Chief Administrative Officer or any Vice President without further action by a Target Fund Board or the Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing due to:

(a)        a breach by the non-terminating party of any representation or warranty, or agreement to be performed at or before the Closing, if not cured within 30 days of the breach and prior to the Closing;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by a Target Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of its respective Fund involved in the Reorganization(s).

11.2        In the event of any such termination, in the absence of willful default, there will be no liability for damages on the part of the Acquiring Fund or a Target Fund.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Trustees or Board of Directors, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which may be deemed an original.

13.3        This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement will bind and inure to the benefit of the parties hereto and their respective successors and assigns, and no assignment or transfer hereof or of any rights or obligations hereunder may be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or may be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        With respect to the Acquiring Fund, it is expressly agreed that the obligations of the Acquiring Fund hereunder will not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of such Fund personally, but will bind only the property of the Fund, as provided in such Fund’s Declaration of Trust, which is on file with the Secretary of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Acquiring Fund’s Board of Trustees, and this Agreement has been signed by authorized officers of the Acquiring Fund acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the property of the Acquiring Fund, as provided in such Fund’s Declaration of Trust.

13.6        It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between each Target Fund and the Acquiring Fund as if each party had executed a separate document. No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN SELECT QUALITY MUNICIPAL FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

NUVEEN PREMIER MUNICIPAL INCOME FUND, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:

EXHIBIT A

Target Fund	Target Fund Preferred Shares Outstanding	Acquiring Fund Preferred Shares to be Issued in the Reorganizations
Premium Income	VMTP Shares, Series 2018 $100,000 liquidation preference per share Term Redemption Date: December 1, 2018	VMTP Shares, Series 2018 $100,000 liquidation preference per share Term Redemption Date: December 1, 2018

Investment Quality	VMTP Shares, Series 2017 $100,000 liquidation preference per share Term Redemption Date: May 1, 2017	VMTP Shares, Series 2017 $100,000 liquidation preference per share Term Redemption Date: May 1, 2017

	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041

Select Quality	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041	VRDP Shares, Series 2 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041

Premier Income	VRDP Shares, Series 1 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041	VRDP Shares, Series 3 $100,000 liquidation preference per share Final Mandatory Redemption Date: May 1, 2041

EXHIBIT B

CAPITALIZATION OF TARGET FUNDS

Target Fund	Authorized Common Shares	Authorized Preferred Shares
Premium Income	200,000,000	1,000,000

Investment Quality	200,000,000	1,000,000

Select Quality	200,000,000	1,000,000

Premier Income	200,000,000	1,000,000

APPENDIX B

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of

(1)	The accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds;

(2)	The quality and integrity of the financial statements of the Funds;

(3)	The Funds’ compliance with legal and regulatory requirements,

(4)	The independent auditors’ qualifications, performance and independence; and

(5)	Oversight of the Pricing Procedures of the Funds and the Valuation Group.

In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls over financial reporting. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including significant issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and significant accounting estimates and related significant assumptions, or other matters that would need to be communicated under PCAOB Auditing Standard No. 16, Communications with Audit Committees., that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management, as applicable, the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls over financial reporting and any special audit steps adopted in light of significant control deficiencies; and (b) analyses prepared by Fund management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of new or proposed regulatory and accounting standards on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures, including the risk of fraud or error, and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines and anti-fraud programs and controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.	Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing the audit results, including any and all communications required by the current auditing standards.

3.	Pre-approving all audit services and permitted non-audit services based on PCAOB Rule 3524 and Rule 3525, as applicable, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with PCAOB Ethics and Independence Rules) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, peer review or PCAOB review or inspection, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit Committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any internal auditors performing services relating to the Funds or to approve any termination or replacement of the Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address and oversee valuation issues, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raise material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

12.	Resolving any disagreements between Fund management and the independent auditors regarding financial reporting.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. It is the responsibility of management to prepare the Funds’ financial statements in accordance with generally accepted accounting principles and it is the independent auditor’s responsibility to audit the Funds’ financial statements. Nor is it the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.

APPENDIX C

MINNESOTA STATUTES—RIGHTS OF DISSENTING SHAREHOLDERS

302A.471 RIGHTS OF DISSENTING SHAREHOLDERS.

Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder’s shares in the event of, any of the following corporate actions:

(a)        unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

(1)        alters or abolishes a preferential right of the shares;

(2)        creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

(3)        alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

(4)        excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

(5)        eliminates the right to obtain payment under this subdivision;

(b)        a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

(c)        a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

(d)        a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring organization, except as provided in subdivision 3;

(e)        a plan of conversion is adopted by the corporation and becomes effective;

(f)        an amendment of the articles in connection with a combination of a class or series under section 302A.402 that reduces the number of shares of the class or series owned by the shareholder to a fraction of a share if the corporation exercises its right to repurchase the fractional share so created under section 302A.423; or

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(g)        any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

Subdivision 2. Beneficial owners. (a) A shareholder shall not assert dissenters’ rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

(b)        A beneficial owner of shares who is not the shareholder may assert dissenters’ rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

Subdivision 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring organization in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

(b)        If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters’ rights.

(c)        Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

(1)        The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Market, or the NASDAQ Global Select Market.

(2)        The applicability of clause (1) is determined as of:

(i)        the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

(ii)        the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

(3)        Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by

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the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of a domestic or foreign corporation, or any other ownership interest of any other organization, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

Subdivision 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares, or who would have the right to obtain payment for their shares absent the exception set forth in paragraph (c) of subdivision 3, do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473 PROCEDURES FOR ASSERTING DISSENTERS’ RIGHTS.

Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

(b)        “Corporation” means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

(c)        “Fair value of the shares” means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

(d)        “Interest” means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section 549.09 for interest on verdicts and judgments.

Subdivision 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

Subdivision 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters’ rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

Subdivision 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

(1)        the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

(2)        any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

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(3)        a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

(4)        a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

(b)        In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

Subdivision 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

(1)        the corporation’s closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

(2)        an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

(3)        a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

(b)        The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

(c)        If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

Subdivision 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter’s own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

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Subdivision 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

Subdivision 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

(b)        If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

(c)        The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

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APPENDIX D

Copy No.

CONFIDENTIAL INFORMATION MEMORANDUM

STRICTLY CONFIDENTIAL

IMPORTANT INFORMATION

This Information Memorandum sets forth the terms of the VRDP Shares (as defined below) to be issued in connection with the reorganization of each of Nuveen Investment Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc. and Nuveen Premier Municipal Income Fund, Inc. into Nuveen Dividend Advantage Municipal Fund.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

SERIES 1 VRDP SHARES

SERIES 2 VRDP SHARES

SERIES 3 VRDP SHARES

(THE “NEW VRDP SHARES”)

LIQUIDATION PREFERENCE $100,000 PER SHARE

The Offering. Nuveen Dividend Advantage Municipal Fund (the “Fund”) is a diversified, closed-end management investment company.

This Information Memorandum is provided exclusively to holders of VRDP Shares (“Target Fund VRDP Shares”) of Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality”), Nuveen Select Quality Municipal Fund, Inc. (“Select Quality”), and Nuveen Premier Municipal Income Fund, Inc. (“Premier Income”) (collectively, the “Target Funds” and each, a “Target Fund”) as of the close of business on April 18, 2016 for information purposes in connection with the offering of the New VRDP Shares of the Fund pursuant to the reorganization of each of Select Quality, Premier Income and Investment Quality into the Fund (each such reorganization of a Target Fund into the Fund, a “Reorganization” and collectively, together with the reorganization of Nuveen Premium Income Municipal Fund, Inc. into the Fund, the “Reorganizations”).

Upon the closing of the Reorganizations, each Target Fund will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Target Fund. Each Target Fund will then be liquidated, dissolved and terminated in accordance with applicable law. Holders of VRDP Shares of each Target Fund will receive on a one-for-one basis New VRDP Shares of the Fund in exchange for their Target Fund VRDP Shares held immediately prior to the Reorganizations. Each New VRDP Share has a liquidation preference of $100,000 per share (the “Liquidation Preference”).

Below is a chart summarizing certain information with respect to the outstanding series of Target Fund VRDP Shares (each, a “Target Fund VRDP Series”) and the corresponding series of New VRDP Shares to be issued in connection with the Reorganizations (each, a “New VRDP Series”). The chart and other relevant statements herein regarding the exchange of New VRDP Shares for Target Fund VRDP Shares assume all approvals and consents necessary to effectuate the Reorganizations are obtained prior to the closing, including the consents of the Liquidity Providers (as defined herein) and rating agencies with respect to the VRDP Shares.

Target Fund	Target Fund VRDP Series Outstanding	New VRDP Series to be Issued in the Reorganizations

Investment Quality

VRDP Shares, Series 1

Final Mandatory Redemption

Date:

May 1, 2041

Number of VRDP Shares:

2,368

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand

Feature: Purchase Agreement with Liquidity Provider

VRDP Shares, Series 1

Final Mandatory Redemption

Date:

May 1, 2041

Number of VRDP Shares:

2,368

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand Feature: Purchase Agreement with Liquidity Provider

Select Quality

VRDP Shares, Series 1

Final Mandatory Redemption

Date:

May 1, 2041

Number of VRDP Shares:

2,675

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand

Feature: Purchase Agreement with Liquidity Provider

VRDP Shares, Series 2

Final Mandatory Redemption

Date:

May 1, 2041

Number of VRDP Shares:

2,675

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand Feature: Purchase Agreement with Liquidity Provider

Target Fund	Target Fund VRDP Series Outstanding	New VRDP Series to be Issued in the Reorganizations
Premier Income

VRDP Shares, Series 1

Final Mandatory Redemption

Date:

May 1, 2041

Number of VRDP Shares:

1,277

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand

Feature: Purchase Agreement with Liquidity Provider

VRDP Shares, Series 3

Final Mandatory Redemption

Date:

May 1, 2041

Number of VRDP Shares:

1,277

Adjustable Dividend Rate:

Resets weekly

Optional Tender With Seven-Day Notice for Remarketing

Unconditional Demand Feature: Purchase Agreement with Liquidity Provider

Following the Reorganizations, based on VRDP Shares outstanding as of April 18, 2016 for Select Quality, Premier Income and Investment Quality, the Fund will have 6,320 VRDP Shares outstanding in three different series. In addition, the Fund currently has 2,650 Variable Rate MuniFund Term Preferred Shares outstanding (the “Outstanding VMTP Shares”). Upon the closing of the Reorganizations, the Fund will issue an additional 4,505 Variable Rate MuniFund Term Preferred Shares in two new series (the “New VMTP Shares” and, together with the Outstanding VMTP Shares, the “VMTP Shares”) in exchange for the Variable Rate MuniFund Term Preferred Shares of Premium Income and Investment Quality. Based on Outstanding VMTP Shares of the Fund, Premium Income and Investment Quality, the Fund will have 7,155 VMTP Shares outstanding in three series following the Reorganizations. The New VRDP Shares of each New VRDP Series will have the same Liquidation Preference ($100,000 per share) and will be entitled to one vote per share. The New VRDP Shares will have equal priority with each other and with the Fund’s VMTP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

In connection with the Reorganizations, the Fund is making certain changes to the Statement Establishing and Fixing the Rights and Preferences of VRDP Shares (“VRDP Statement”) for each New VRDP Series (each, a “New VRDP Statement” and collectively, the “New VRDP Statements”) relative to the Statement Establishing and Fixing the Rights and Preferences of VRDP Shares currently in effect with respect to the corresponding Target Fund VRDP Series (each, a “Target Fund VRDP Statement” and collectively, the “Target Fund VRDP Statements”); such changes are designed principally to facilitate administration and to reflect the fact that, following the Reorganizations, the Fund will have three series of VRDP Shares and three series of VMTP Shares outstanding.

Information regarding the Fund’s, Select Quality, Premier Income and Investment Quality’s current short-term ratings and long-term ratings assigned by, as applicable, Fitch Ratings, Inc., Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, a Standard & Poor’s

Financial Services LLC business, is available at www.fitchratings.com, www.moodys.com and www.standardandpoors.com, respectively. No assurances can be given that the current ratings will be maintained.

Terms of the New VRDP Shares. The terms of the New VRDP Shares to be issued pursuant to the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the terms of the outstanding Target Fund VRDP Shares for which they are exchanged. Attached as Appendices A and B to this Information Memorandum are the forms of the New VRDP Statements and the forms of the VRDP Purchase Agreements, respectively, with respect to each New VRDP Series (each, a “New VRDP Purchase Agreement” and collectively, the “New VRDP Purchase Agreements”). You are urged to review the New VRDP Statements and the New VRDP Purchase Agreements. This Information Memorandum only summarizes some of the terms of the New VRDP Shares and some of the differences between the New VRDP Series and the corresponding currently outstanding Target Fund VRDP Series, and it is qualified in its entirety by the terms set forth in the New VRDP Statements and the New VRDP Purchase Agreements. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the New VRDP Statements. See “Description of the New VRDP Shares.”

The New VRDP Shares have the following features, which will be substantially similar to those of the Target Fund VRDP Shares as of the closing of the Reorganizations:

•	the same short-term credit ratings (without regard to rating modifiers) from one or more rating agencies;

•	the same Liquidation Preference ($100,000 per share) and Final Mandatory Redemption Date (as detailed above);

•	the same terms with respect to the payment of an adjustable dividend rate set weekly by a Remarketing Agent;

•	the same right to give notice on any business day to tender the securities for remarketing in seven days;

•	the same terms with respect to the Mandatory Tender for remarketing upon the occurrence of certain events; and

•

the benefit of an unconditional demand feature pursuant to a New VRDP Purchase Agreement substantially identical to the unconditional demand feature in effect with respect to the Target Fund VRDP Shares immediately prior to the closing of the Reorganizations.

Changes to VRDP Shares. The following is a summary of the significant differences between each New VRDP Statement and the corresponding Target Fund VRDP Statement:

•

clarifying changes to resolve certain inconsistencies and ambiguities otherwise created by having multiple series of preferred shares concurrently outstanding, including clarification of exclusive voting rights by series (except as otherwise required by the 1940 Act) on matters affecting the New VRDP Shares under the New VRDP Statement;

•	changes reflected in the New VRDP Statement, as compared with the Target Fund VRDP Statement, to conform to the terms of VRDP Shares offerings by Nuveen funds since at least December 2013, including:

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further to the increased flexibility and clarification with regard to the role of ratings of VRDP Shares included in VRDP Shares offerings by Nuveen funds since at least December 2013, changes to remove from the New VRDP Statement any VRDP basic maintenance amount requirements, including any mandatory redemption requirements, with the result that any rating agency requirements will be as set forth in the applicable rating agency guidelines with respect to long-term ratings of the VRDP Shares, as such guidelines may be amended from time to time by the applicable rating agency, and not in the Statement, and further subject to the right of the Fund to accept a downgrade of a rating or terminate the services of a rating agency (as each Target Fund may do currently with respect to its VRDP Shares);

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changes to facilitate the ability of the Fund to replace a Liquidity Provider prior to a scheduled termination date, which replacement, as is currently the case with any replacement of a Liquidity Provider, will constitute a Mandatory Tender Event;

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changes to provide that, in connection with any remarketing, priority be given to remarketing of any New VRDP Shares of the applicable series, if any, then owned by the applicable Liquidity Provider; and

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changes to provide the Fund with increased flexibility to provide for different or modified terms in connection with establishment of a special rate period; the establishment of a special rate period will require, as is currently the case, prior notice and the consent of the applicable Liquidity Provider and will constitute a Mandatory Tender Event.

Remarketing. The terms of the remarketing for the New VRDP Shares will be the same as for the Target Fund VRDP Shares. Holders of the New VRDP Shares will have the option to tender New VRDP Shares for remarketing at the Purchase Price (as defined below) on any Business Day not less than seven days after delivery of a Notice of Tender to a tender and paying agent appointed by the Fund (each, a “Tender and Paying Agent”) with the consent of the applicable Liquidity Provider. In addition, the New VRDP Shares will be subject to mandatory tender for remarketing by a Remarketing Agent at the Purchase Price in the circumstances set forth in the New VRDP Statements. The applicable Remarketing Agent will use its best efforts in each case to remarket any New VRDP Shares so tendered. If no remarketing occurs on or before the relevant Purchase Date (as defined below), or New VRDP Shares remain unsold pursuant to an attempted remarketing, the applicable Tender and Paying Agent will deliver all such unsold New VRDP Shares that have been delivered to such Tender and Paying Agent to the applicable Liquidity Provider for purchase on such Purchase Date. In addition, the New VRDP Shares will be subject to mandatory purchase by the applicable Liquidity Provider at the Purchase Price for such New VRDP Shares in the event of termination of a New VRDP Purchase Agreement if the Fund has not obtained an alternate VRDP Purchase Agreement prior to such termination. The “Purchase Price” with respect to the New VRDP Shares is equal to the Liquidation Preference of New VRDP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date. The date designated for (i) purchase of New VRDP Shares pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by a Liquidity Provider is referred to herein as a “Purchase Date.”

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Unconditional Demand Feature. The New VRDP Shares of each New VRDP Series will have the benefit of an unconditional demand feature, under a purchase agreement that contains a purchase obligation substantially identical to the unconditional demand feature in effect for the corresponding Target Fund VRDP Series as of the closing of the Reorganizations, to be provided by the bank then acting as liquidity provider (the “Liquidity Provider”), pursuant to a New VRDP Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of New VRDP Shares; it is not separately transferable.

A Target Fund or the Fund may replace the bank acting as Liquidity Provider for a series of VRDP Shares as of the date hereof, in accordance with the applicable VRDP Statement and the related agreements. The purchase agreement with the replacement Liquidity Provider must contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider, as required under the applicable VRDP Statement. Whether or not the Liquidity Provider for a series of VRDP Shares is changed, the New VRDP Purchase Agreement will contain a purchase obligation substantially identical to the purchase obligation with respect to the applicable VRDP Shares and will be substantially in the form attached as Appendix B hereto.

Dividends and Rate Periods. It is anticipated that the Reorganizations will close on or about July 11, 2016, or such other date as the parties may agree. The applicable dividend rate of the New VRDP Shares of each New VRDP Series commencing on and including the date of issuance, to and including the next succeeding Rate Determination Date, will be equal to the dividend rate in effect for the corresponding Target Fund VRDP Series immediately prior to the closing. Generally, the dividend rate will be reset weekly by the applicable Remarketing Agent. Dividends on New VRDP Shares are expected to be exempt from regular federal income tax, with exceptions for certain portions that may represent income subject to alternative minimum tax and capital gains or ordinary income, if any, generally from portfolio transactions and market discount.

Dividends on the New VRDP Shares will be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of New VRDP Shares, the transferor as Beneficial Owner of New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the New VRDP Shares in exchange for payment of the Purchase Price for such New VRDP Shares by the transferee.

Maximum Rate. The Maximum Rate for the New VRDP Shares on any Rate Determination Date or in respect of the occurrence of a failed remarketing for the New VRDP Shares will be the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The terms of the Maximum Rate, including the Applicable Percentage of the Applicable Base Rate and Applicable Spread, are described in the New VRDP Statements. The Maximum Rate for the New VRDP Shares will depend on the long-term rating assigned to the New VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification to the applicable Remarketing Agent and the applicable Tender and Paying Agent that any ordinary income or capital gains will be included in the dividend on the New VRDP Shares for that Rate Period.

The New VRDP Shares of each series will be subject to mandatory redemption by the Fund on the applicable date set forth in the chart above, unless earlier redeemed or repurchased by the Fund.

Investing in VRDP Shares involves risks. See “Risk Factors” beginning on page 45 of this Information Memorandum.

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental investment policy, under normal circumstances, the Fund will invest at least 80% of its net assets as well as any assets attributable to leverage (“Managed Assets”) in a portfolio of securities the income from which is exempt from regular federal income tax. As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one nationally recognized statistical rating organization (“NRSRO”), which includes below-investment-grade securities or unrated securities judged to be of comparable quality by the Fund’s sub-adviser, Nuveen Asset Management, LLC (“Nuveen Asset Management” or the “Sub-Adviser”).

As described in the Joint Proxy Statement, dated [•], 2016, relating to each Target Fund’s 2016 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission (the “Proxy Statement”), the proposed Reorganizations are part of a broad initiative to restructure the product offerings of Nuveen’s leveraged national municipal closed-end funds by creating fewer funds with greater scale, and more clearly differentiated and competitive investment mandates. Upon the closing of the Reorganizations the Fund’s name will be changed to “Nuveen Enhanced Quality Municipal Income Fund.”

There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

THE NEW VRDP SHARES REPRESENT INVESTMENTS IN THE FUND AND DO NOT REPRESENT AN INTEREST IN OR OBLIGATIONS OF, AND ARE NOT INSURED BY, ANY OF THE INVESTMENT ADVISER, THE SUB-ADVISER, ANY LIQUIDITY PROVIDER, ANY REMARKETING AGENT OR ANY TENDER AND PAYING AGENT.

This Information Memorandum does not constitute an offer to exchange or otherwise purchase any Target Fund VRDP Shares. This Information Memorandum has not been reviewed by any federal or state securities commission or any regulatory authority of any jurisdiction, nor has any such commission or authority passed upon the accuracy or adequacy of this Information Memorandum. Any representation to the contrary is unlawful and may be a criminal offense.

The date of this Information Memorandum is [•]. 2016.

This Information Memorandum is furnished by the Fund on a confidential basis and sets forth the terms of the New VRDP Shares. The information contained or incorporated by reference in this Information Memorandum has been provided by the Fund and other sources identified herein.

The offer and issuance of the New VRDP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Unless they are so registered, the New VRDP Shares may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the New VRDP Shares to be issued in the Reorganizations are being offered and sold only to holders of Target Fund VRDP Shares that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to certain restrictions on transfer as further described under “Notice to Investors.”

This Information Memorandum does not constitute an offer to exchange or otherwise purchase any Target Fund VRDP Shares. The offer for the New VRDP Shares is being made only to the holders of Target Fund VRDP Shares in connection with the Reorganizations. This Information Memorandum is personal to each investor to which it is made available and has been prepared solely for use in connection with the Reorganizations. Distribution of this Information Memorandum to any person other than a beneficial owner of Target Fund VRDP Shares and those persons, if any, retained to advise such beneficial owner is not authorized.

The New VRDP Shares will be issued in book-entry form, as global securities (the “global securities”). The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants. Unless the context otherwise requires, references in this Information Memorandum to “holders of VRDP Shares” or “holders of New VRDP Shares” include the Beneficial Owners of interests in the VRDP Shares or New VRDP Shares, respectively, and references to the “VRDP Shares” or “New VRDP Shares” include any beneficial interest therein. See “Book-Entry Procedures and Settlement” for further discussion of these matters.

This Information Memorandum contains summaries and other information believed to be accurate as of the date hereof with respect to certain terms of certain documents, but reference is made to the actual documents (copies of which will be made available on a confidential basis to owners of VRDP Shares upon request to the Fund) for complete information with respect thereto, and all such summaries are qualified in their entirety by such reference.

The distribution of this Information Memorandum in certain jurisdictions may be restricted by law. Persons in possession of this Information Memorandum are required to inform themselves about and to observe any such restrictions. This Information Memorandum does not constitute, and may not be used for or in connection with, an offer or solicitation by anyone in any jurisdiction in which such offer or solicitation is not authorized or to any person to whom it is unlawful to make such offer or solicitation.

No action has been taken by the Fund that would permit an offering of the New VRDP Shares or the circulation or distribution of this Information Memorandum or any other material in relation to the Fund, any Liquidity Provider or the New VRDP Shares in any jurisdiction where action for that purpose is required.

THIS INFORMATION MEMORANDUM IS FOR INFORMATIONAL PURPOSES ONLY. INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE FUND, THE APPLICABLE LIQUIDITY PROVIDER AND THE TERMS OF THE NEW VRDP SHARES,

INCLUDING THE MERITS AND RISKS INVOLVED. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF AN INVESTMENT IN NEW VRDP SHARES FOR AN INDEFINITE PERIOD OF TIME.

NONE OF THE FUND, ANY TARGET FUND, ANY LIQUIDITY PROVIDER OR ANY REMARKETING AGENT OR THEIR RESPECTIVE AFFILIATES MAKES ANY REPRESENTATION REGARDING THE LEGALITY OF INVESTMENT IN THE NEW VRDP SHARES BY ANY PERSON UNDER APPLICABLE LEGAL INVESTMENT OR SIMILAR LAWS OR REGULATIONS OR THE PROPER CLASSIFICATION OF SUCH AN INVESTMENT THEREUNDER.

THE CONTENTS OF THIS INFORMATION MEMORANDUM ARE NOT TO BE CONSTRUED AS LEGAL, BUSINESS OR TAX ADVICE. EACH INVESTOR SHOULD CONSULT ITS OWN ATTORNEY, BUSINESS ADVISER AND TAX ADVISER AS TO LEGAL, BUSINESS AND TAX ADVICE.

Notwithstanding anything to the contrary contained in this Information Memorandum or any other express or implied agreement to the contrary, each prospective investor (and each employee, representative or other agent of each prospective investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of an investment in the securities offered hereby and all materials of any kind that are provided to the prospective investor relating to such tax treatment and tax structure (as such terms are defined in U.S. Treasury regulation section 1.6011-4). This authorization of tax disclosure is retroactively effective to the commencement of discussions with the prospective investors regarding the transactions contemplated herein.

In this Information Memorandum, references to “U.S. Dollars,” “Dollars” and “$” are to United States dollars.

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward-looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and some or all of the assumptions underlying any projections, forecasts or estimates may not materialize or may vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward-looking statements include changes in interest rates, market, financial or legal uncertainties, the state of the market in municipal securities, changes in the tax treatment of municipal securities, the funding and solvency of the governmental and municipal issuers of municipal securities, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. None of the Fund or its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition.

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NOTICE TO INVESTORS

Each person acquiring New VRDP Shares, by its acceptance thereof, will be deemed to have acknowledged, represented to and agreed with the Fund, the applicable Liquidity Provider and the applicable Remarketing Agent as follows:

(1)        It understands and acknowledges that the securities have not been registered under the Securities Act or any other applicable securities law, are being offered for sale pursuant to Section 4(a)(2) of the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer set forth in paragraph (4) below.

(2)        It is a “qualified institutional buyer” (“QIB”), as defined in Rule 144A promulgated under the Securities Act, and is acquiring the securities for its own account or for the account of another QIB.

(3)        It acknowledges that none of the Fund, any Liquidity Provider, any Remarketing Agent or any person representing any of the foregoing has made any representation to it with respect to the Fund, any Liquidity Provider or any Remarketing Agent or the offering or sale of any securities other than the information contained or incorporated by reference in this Information Memorandum, which has been delivered to it and upon which it is relying in making its investment decision with respect to the securities. Further, it acknowledges that with respect to the information supplied by a Liquidity Provider for inclusion in this Information Memorandum, no representation is made by the Fund as to the accuracy or completeness of such information. No Liquidity Provider accepts any responsibility for the accuracy or completeness of this Information Memorandum or the New VRDP Statements or any other information or disclosure contained or incorporated by reference herein or in the New VRDP Statements, or omitted herefrom or from the New VRDP Statements. In addition, no representation is made regarding New VRDP Shares or the advisability of investing in New VRDP Shares. Moreover, it acknowledges that it has had access to such financial and other information concerning the Fund and the applicable Liquidity Provider and the securities as it has deemed necessary in connection with its decision to purchase the securities offered hereby, including an opportunity to ask questions of and request information from the Fund and the applicable Liquidity Provider.

(4)        It is purchasing the securities for its own account, or for one or more investor accounts for which it is acting as a fiduciary or agent, in each case for investment, and not with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act, subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and subject to its or their ability to resell such securities pursuant to Rule 144A or any exemption from registration available under the Securities Act. It agrees on its own behalf and on behalf of any investor account for which it is purchasing the securities and each subsequent holder or owner of the securities by its acceptance thereof will agree to offer, sell or otherwise transfer such securities only (a) to the Fund, (b) to or through the applicable Remarketing Agent in a Remarketing, (c) to the applicable Liquidity Provider pursuant to a New VRDP Purchase Agreement or (d) for so long as the securities offered hereby are eligible for resale pursuant to Rule 144A, but subject to the restrictions on transfer, outside of a Remarketing, described herein, to a person it reasonably believes is a QIB that purchases for its own account or for the account of a QIB to whom notice is given that the transfer is being made in reliance on Rule 144A, subject in each of the foregoing cases to any requirement of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control. Each purchaser acknowledges that each New VRDP Share will contain a legend substantially to the following effect:

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAW. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, ONLY (A) TO THE FUND, (B) TO OR THROUGH THE APPLICABLE REMARKETING AGENT IN A REMARKETING, (C) TO THE APPLICABLE LIQUIDITY PROVIDER PURSUANT TO A NEW VRDP PURCHASE AGREEMENT OR (D) FOR SO LONG AS THE SECURITIES OFFERED HEREBY ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, BUT SUBJECT TO THE RESTRICTIONS ON TRANSFER, OUTSIDE OF A REMARKETING APPLICABLE TO THIS SECURITY, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR ANY EXEMPTION FROM REGISTRATION AVAILABLE UNDER THE SECURITIES ACT. THE PURCHASE OBLIGATION IS TRANSFERABLE ONLY IN CONNECTION WITH A TRANSFER OF NEW VRDP SHARES; IT IS NOT SEPARATELY TRANSFERABLE.

NUVEEN FUND ADVISORS, LLC (“INVESTMENT ADVISER”), AFFILIATED PERSONS OF THE INVESTMENT ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE 1940 ACT) (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF NEW VRDP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), AND PERSONS OVER WHICH THE INVESTMENT ADVISER, OR AFFILIATED PERSONS OF THE INVESTMENT ADVISER (AS DEFINED IN SECTION 2(a)(3) OF THE 1940 ACT), EXERCISE DISCRETIONARY INVESTMENT OR VOTING AUTHORITY (OTHER THAN THE FUND, IN THE CASE OF A PURCHASE OF NEW VRDP SHARES WHICH ARE TO BE CANCELLED WITHIN 10 DAYS OF PURCHASE BY THE FUND), ARE NOT PERMITTED TO PURCHASE NEW VRDP SHARES WITHOUT THE PRIOR WRITTEN CONSENT OF THE APPLICABLE LIQUIDITY PROVIDER AND ANY SUCH PURCHASES SHALL BE VOID AB INITIO; PROVIDED, HOWEVER, THAT PURCHASES OF NEW VRDP SHARES MAY BE MADE BY BROKER-DEALERS THAT ARE AFFILIATED PERSONS OF THE INVESTMENT ADVISER IN RISKLESS PRINCIPAL TRANSACTIONS WITH RESPECT TO SUCH PURCHASES OF NEW VRDP SHARES.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF SHALL BE DEEMED TO HAVE AGREED THAT, IN CONNECTION WITH ANY TRANSFER OF NEW VRDP SHARES, IT IS TRANSFERRING TO THE TRANSFEREE THE RIGHT TO RECEIVE FROM THE FUND ANY DIVIDENDS DECLARED AND UNPAID FOR EACH

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DAY PRIOR TO THE TRANSFEREE BECOMING THE BENEFICIAL OWNER OF THE NEW VRDP SHARES IN EXCHANGE FOR PAYMENT OF THE PURCHASE PRICE FOR SUCH NEW VRDP SHARES BY THE TRANSFEREE.

(5)        It acknowledges that the Fund, the Liquidity Providers and the Remarketing Agents and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations or warranties deemed to have been made by its purchase of securities are no longer accurate, it shall promptly notify the Fund, the applicable Liquidity Provider and the applicable Remarketing Agent. If it is acquiring any securities as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

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SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Information Memorandum and the documents incorporated by reference or otherwise summarized in this Information Memorandum, including the information set forth in the sections “Risk Factors,” “How the Fund Manages Portfolio Risk” and “The Fund’s Investments—Derivatives and Hedging Strategies,” the forms of the New VRDP Statements, attached hereto as Appendix A, and the forms of the New VRDP Purchase Agreements, attached hereto as Appendix B. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the New VRDP Statements.

The Fund	Nuveen Dividend Advantage Municipal Fund (previously defined as the “Fund”) is a diversified, closed-end management investment company. The Fund’s common shares, $0.01 par value per share, are traded on the New York Stock Exchange (“NYSE”) under the ticker symbol NAD. Upon the closing of the Reorganizations, it is expected that the Fund will continue the listing of its common shares on the NYSE. As of March 18, 2016, the Fund had 39,296,352 common shares outstanding. As of March 18, 2016, the Fund also had 2,650 VMTP Shares outstanding. In connection with the Reorganization of Nuveen Investment Quality Municipal Fund, Inc. (previously defined as “Investment Quality”) into the Fund, the Fund will issue 2,368 New VRDP Shares and 435 New VMTP Shares. In connection with the Reorganization of Nuveen Select Quality Municipal Fund, Inc. (previously defined as “Select Quality”) into the Fund, the Fund will issue 2,675 New VRDP Shares. In connection with the Reorganization of Nuveen Premier Municipal Income Fund, Inc. (previously defined as “Premier Income”) into the Fund, the Fund will issue 1,277 New VRDP Shares. Also, the closing of the Reorganization of Nuveen Premium Income Municipal Fund, Inc. (previously defined as “Premium Income”) into the Fund, the Fund will issue 4,070 new VMTP Shares.

The Offering	This Information Memorandum is provided for information purposes in connection with the offering of the New VRDP Shares of Series 1, Series 2 and Series 3 pursuant to the Reorganization of each of Investment Quality, Select Quality and Premier Income into the Fund. Each New VRDP Share has a Liquidation Preference of $100,000.

This Information Memorandum is provided exclusively to holders of Investment Quality, Select Quality and Premier Income who were holders of Target Fund VRDP Shares

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as of the close of business on April 18, 2016. Upon the closing of the Reorganizations, each Target Fund will transfer substantially all of its assets to the Fund in exchange for common and preferred shares of the Fund, and the assumption by the Fund of substantially all of the liabilities of the Target Fund. Each Target Fund will then be liquidated, dissolved and terminated in accordance with applicable law. Holders of VRDP Shares of Investment Quality, Select Quality and Premier Income will receive, on a one-for-one basis, New VRDP Shares of the Fund having substantially similar terms, as of the closing of the Reorganizations, as the VRDP Shares of Select Quality, Premier Income and Investment Quality, as applicable, exchanged therefor.

Description of the New VRDP Shares	The terms of the New VRDP Shares of the Fund to be issued pursuant to the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the Target Fund VRDP Shares exchanged therefor. Also, the terms of the remarketing for the New VRDP Shares will be the same as those for the Target Fund VRDP Shares. The description of the New VRDP Shares is qualified in its entirety by the terms set forth in the New VRDP Statements and the New VRDP Purchase Agreements. See “Description of the New VRDP Shares.”

Changes to the New VRDP Shares	In connection with the Reorganizations, the Fund is making certain changes to each New VRDP Statement relative to the corresponding Target Fund VRDP Statement. The changes are designed principally to resolve certain inconsistencies and ambiguities created by having multiple series of VRDP Shares and other preferred shares concurrently outstanding; provide increased flexibility and clarification regarding rating agency requirements, consistent with, and further to, the terms of VRDP Shares offerings by Nuveen funds since at least December 2013; increase flexibility to replace a Liquidity Provider; and provide flexibility for different or modified terms in connection with a Special Rate Period.

Liquidity Providers; the Purchase Obligation

The New VRDP Shares of each New VRDP Series will have the benefit of an unconditional demand feature, pursuant to a purchase obligation, substantially identical to the unconditional demand feature in effect for the corresponding Target Fund VRDP Series as of the closing

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of the Reorganizations, to be provided by the bank then acting as liquidity provider (previously defined as the “Liquidity Provider”), pursuant to a New VRDP Purchase Agreement.

The Liquidity Provider for each series of Target Fund VRDP Shares entered into a VRDP Purchase Agreement with respect to the applicable Target Fund VRDP Shares, subject to periodic (i) extension by agreement with the applicable Target Fund or (ii) replacement of the Liquidity Provider in accordance with the applicable Target Fund VRDP Statement and the related agreements. The New VRDP Statement for each series of New VRDP Shares also contains such provisions for extension or replacement. If the bank acting as Liquidity Provider for a series of VRDP Shares as of the date of this Information Memorandum is replaced, the VRDP Purchase Agreement with the replacement Liquidity Provider must contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider, as required under the applicable VRDP Statement. Whether no change, or such a change, in Liquidity Provider occurs, the New VRDP Purchase Agreement will contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider.

The initial term of each New VRDP Purchase Agreement with the Liquidity Provider for the applicable New VRDP Series is expected to be no less than the remaining term of the purchase agreement with respect to the corresponding Target Fund VRDP Series immediately prior to the Reorganizations. See “The Purchase Obligation” and “Liquidity Provider.”

Ratings	The Fund will obtain short-term and long-term ratings for each New VRDP Series. However, the Target Funds are not, and the Fund will not be, required under the respective Target Fund VRDP Statements and New VRDP Statements to maintain any particular (or particular level of) ratings for the VRDP Shares, except that, under the New VRDP Statements, the Fund will be required to use reasonable best efforts to maintain at least one short-term rating of each New VRDP Series to the extent that the applicable Liquidity Provider has a short-term debt rating.

The short-term ratings of each New VRDP Series are directly related to the short-term ratings assigned to the

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applicable Liquidity Provider. Changes in the credit quality of a Liquidity Provider could cause a downgrade in the short-term credit ratings of the applicable New VRDP Shares, make the New VRDP Shares less liquid in the secondary market and cause losses to holders of New VRDP Shares.

Investment Objectives and Policies	The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. As a non-fundamental policy, under normal circumstances, the Fund may invest up to 35% of its Managed Assets in municipal securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment grade securities or unrated securities judged to be of comparable quality by the Sub-Adviser.

The Fund’s greater allocation to lower rated municipal securities is expected to result in meaningfully higher net earnings. However, investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be able to pay interest or principal when due. In addition, the Fund’s greater allocation to lower rated municipal securities may have a negative effect on one or more long-term ratings of the Fund’s preferred shares. See “Risk Factors” on page 45 for a discussion of the risks associated with an increased exposure to lower rated municipal securities and for a discussion of ratings risks.

See “The Fund’s Investments—Investment Objectives and Policies.” There can be no assurance that the Fund will achieve its investment objectives.

Management of the Fund	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors” or the “Investment Adviser”) is the Fund’s investment adviser. Nuveen Fund Advisors, a registered investment

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adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Nuveen Fund Advisors has selected Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”) to serve as the sub-adviser to the Fund. See “Management of the Fund.”

Taxation	The Fund has elected to be treated, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and generally does not expect to be subject to federal income tax.

Under normal circumstances, as a fundamental investment policy, the Fund invests at least 80% of its Managed Assets in municipal securities and other related investments the income from which is exempt from regular federal income taxes. Accordingly, the dividends paid by the Fund from such interest will ordinarily be similarly exempt. All of a portion of the income from municipal securities may be subject to the federal alternative minimum tax. See “Federal Income Tax Matters” for a detailed discussion of the foregoing matters.

Governing Law	The Fund’s declaration of trust, as amended (the “Declaration of Trust”), and the New VRDP Statements are governed by the laws of the Commonwealth of Massachusetts.

The New VRDP Purchase Agreements and the Tender and Paying Agent Agreements and Remarketing Agreements with respect to each New VRDP Series are governed by the laws of the State of New York.

Risk Factors	Risk is inherent in all investing. You should carefully consider the risks of investing in VRDP Shares. See “Risk Factors,” “The Fund’s Investments—Investment Objectives and Policies” and “—Derivatives and Hedging Strategies” and “How the Fund Manages Portfolio Risk.”

8

THE FUND

The Fund is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Massachusetts business trust on January 15, 1999 and commenced investment operations on May 26, 1999. The Fund’s common shares are listed on the NYSE under the symbol “NAD.” Upon the closing of the Reorganizations, it is expected that the Fund will maintain the listing of its common shares on the NYSE. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding shares as of March 18, 2016.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Shares	Unlimited	—	39,296,352
VMTP Shares, Series 2016	Unlimited	—	2,650

The following provides information about the Fund’s outstanding preferred shares, as adjusted to reflect the issuance of the New VRDP Shares and the New VMTP Shares following the completion of the Reorganizations as if such Reorganizations had been completed as of April 18, 2016.

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Shares Outstanding	Aggregate Liquidation Preference Outstanding
Preferred	Unlimited	—	13,475	$1,347,500,000
VMTP Shares, Series 2016		—	2,650	$265,000,000
VMTP Shares, Series 2017		—	435	$43,500,000
VMTP Shares, Series 2018		—	4,070	$407,000,000
VRDP Shares, Series 1		—	2,368	$236,800,000
VRDP Shares, Series 2		—	2,675	$267,500,000
VRDP Shares, Series 3		—	1,277	$127,700,000

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DESCRIPTION OF THE NEW VRDP SHARES

The terms of the New VRDP Shares to be issued pursuant to the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the terms of the outstanding Target Fund VRDP Shares for which they are exchanged. Attached as Appendices A and B to this Information Memorandum are the forms of the New VRDP Statements and the forms of the New VRDP Purchase Agreements, respectively. You are urged to review the New VRDP Statements and the New VRDP Purchase Agreements. This Information Memorandum only summarizes some of the terms of the New VRDP Shares and some of the differences between the New VRDP Shares and the outstanding series of Target Fund VRDP Shares, and it is qualified in its entirety by the terms set forth in the New VRDP Statements and the New VRDP Purchase Agreements. Certain of the capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the New VRDP Statements.

The terms of the New VRDP Shares to be issued by the Fund as part of the Reorganizations will be substantially similar, as of the closing of the Reorganizations, to the terms of the VRDP Shares of Select Quality, Premier Income and Investment Quality, as applicable, exchanged therefor, including:

•	the same short-term credit ratings (without regard to rating modifiers) from one or more rating agencies;

•	the same Liquidation Preference ($100,000 per share) and Final Mandatory Redemption Date (as detailed above);

•	the same terms with respect to the payment of an adjustable dividend rate set weekly by a Remarketing Agent;

•	the same right to give notice on any business day to tender the securities for remarketing in seven days;

•	the same terms with respect to the Mandatory Tender for remarketing upon the occurrence of certain events; and

•

the benefit of an unconditional demand feature pursuant to the New VRDP Purchase Agreement substantially identical to the unconditional demand feature in effect with respect to the Target Fund VRDP Shares as of the closing date of the Reorganizations.

Following the Reorganizations, based on VRDP Shares outstanding as of April 18, 2016 for Select Quality, Premier Income and Investment Quality, the Fund will have 6,320 VRDP Shares outstanding in three series and 7,155 VMTP Shares outstanding in three series. Each New VRDP Share will have the same Liquidation Preference ($100,000 per share) and will be entitled to one vote. The New VRDP Shares will have equal priority with each other and with the Fund’s other preferred shares, including the Fund’s Outstanding VMTP Shares, with respect to the payment of dividends by the Fund and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

Changes to VRDP Shares. Select Quality, Premier Income and Investment Quality each issued its VRDP Shares in 2011. Upon consummation of the Reorganizations, the terms of each New VRDP Series will be substantially similar to each other and consistent with the terms of offerings of VRDP

10

Shares by Nuveen funds since at least December 2013. The following is a summary of the significant differences between each Target Fund VRDP Statement and the corresponding New VRDP Statement:

•

clarifying changes to resolve certain inconsistencies and ambiguities otherwise created by having multiple series of preferred shares concurrently outstanding, including clarification of exclusive voting rights by series (except as otherwise required by the 1940 Act) on matters affecting the New VRDP Shares under the New VRDP Statement;

•	changes reflected in the New VRDP Statement, as compared with the Target Fund VRDP Statement, to conform to the terms of VRDP Shares offerings by Nuveen funds since at least December 2013, including:

•

further to the increased flexibility and clarification with regard to the role of ratings of VRDP Shares included in VRDP Shares offerings by Nuveen funds since at least December 2013, changes to remove from the New VRDP Statement any VRDP basic maintenance amount requirements, including any mandatory redemption requirements, with the result that any rating agency requirements will be as set forth in the applicable rating agency guidelines with respect to long-term ratings of the VRDP Shares, as such guidelines may be amended from time to time by the applicable rating agency, and not in the Statement;

•

changes to facilitate the ability of the Fund to replace a Liquidity Provider prior to a scheduled termination date, which replacement, as is currently the case with any replacement of a Liquidity Provider, will constitute a Mandatory Tender Event;

•	changes to provide that, in connection with any remarketing, priority be given to remarketing of any New VRDP Shares of the applicable series, if any, then owned by the applicable Liquidity Provider;

•

changes to provide the Fund with increased flexibility to provide for different or modified terms in connection with establishment of a special rate period; the establishment of a special rate period will require, as is currently the case, prior notice and the consent of the applicable Liquidity Provider and will constitute a Mandatory Tender Event; and

•	changes to the mandatory redemption provisions to conform substantially to the corresponding provisions of other VRDP Share offerings by Nuveen funds:

¡

in connection with a mandatory redemption triggered by failure to cure a breach of the Minimum VRDP Asset Coverage requirement the number of preferred shares to be redeemed may, at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law), include any number or proportion of preferred shares of any series; provided, that to the extent that the Fund does a mandatory redemption of any VRDP Shares, the Fund shall allocate the number to be redeemed pro rata among each series of VRDP Shares subject to redemption or retirement (if more than one such series is then outstanding).

Differences Among VRDP Series. Upon issuance of the New VRDP Shares, the Fund will have three series of VRDP Shares outstanding. The Fund expects that there will be one bank serving as Liquidity Provider to the New VRDP Shares. The initial term of each New VRDP Purchase Agreement with the Liquidity Provider for the applicable New VRDP Series is expected to be no less than the remaining term of the purchase agreement with respect to the corresponding Target Fund VRDP Series immediately prior to the Reorganizations.

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Dividend rates for the New VRDP Shares may vary from series to series because, for example, the applicable Remarketing Agent may reset the rate for one such New VRDP Series at a different level from that set by the Remarketing Agent for the other New VRDP Series, or the rate for one New VRDP Series, but not both New VRDP Series, may reset to the Maximum Rate (or a different level of Maximum Rate) depending on the terms of the applicable New VRDP Statement. Redemptions prior to the Final Mandatory Redemption Dates for each VRDP Series may occur at different times and in different amounts from series to series pursuant to the respective VRDP Statements. In the event that the Fund were to make a partial redemption of VRDP Shares, the redemption may not necessarily be effected pro rata among all VRDP Series then outstanding.

Each New VRDP Purchase Agreement has an expiration date (each expiration date being referred to as a “Scheduled Termination Date”), subject to periodic extension or replacement. There is no assurance that a Liquidity Provider will renew, or continue to renew, the New VRDP Purchase Agreement or that a replacement will be appointed. Each New VRDP Series will require that the applicable Liquidity Provider’s purchase obligation be renewed upon each Scheduled Termination Date for a term of at least 180 days (or replaced with a purchase obligation with such minimum term). If a Liquidity Provider does not renew the applicable VRDP Purchase Agreement and it is not replaced, all VRDP Shares of the relevant New VRDP Series will be subject to Mandatory Purchase by such Liquidity Provider prior to the expiration of the purchase obligation.

Remarketing. The terms of the remarketing for the New VRDP Shares will be the same as for the Target Fund VRDP Shares. Holders of the New VRDP Shares will have the option to tender New VRDP Shares for remarketing at the Purchase Price on any Business Day not less than seven days after delivery of a Notice of Tender to a tender and paying agent appointed by the Fund (previously each defined as a “Tender and Paying Agent”) with the consent of the applicable Liquidity Provider. In addition, the New VRDP Shares will be subject to mandatory tender for remarketing by a Remarketing Agent at the Purchase Price in the circumstances set forth in the New VRDP Statements. The applicable Remarketing Agent will use its best efforts in each case to remarket any New VRDP Shares so tendered. If no remarketing occurs on or before the relevant Purchase Date, or New VRDP Shares remain unsold pursuant to an attempted remarketing, the applicable Tender and Paying Agent will deliver all such unsold New VRDP Shares that have been delivered to such Tender and Paying Agent to the applicable Liquidity Provider for purchase on such Purchase Date. In addition, the New VRDP Shares will be subject to mandatory purchase by the applicable Liquidity Provider at the Purchase Price for such New VRDP Shares in the event of termination of a New VRDP Purchase Agreement if the Fund has not obtained an alternate VRDP Purchase Agreement prior to such termination. The “Purchase Price” with respect to the New VRDP Shares is equal to the Liquidation Preference of New VRDP Shares to be purchased on a Purchase Date plus any accumulated but unpaid dividends (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date. The date designated for (i) purchase of New VRDP Shares pursuant to an optional or mandatory tender for remarketing or (ii) mandatory purchase by the Liquidity Provider is referred to herein as a “Purchase Date.”

The Remarketing Agent for each New VRDP Series is expected to be the same remarketing agent as the remarketing agent for the corresponding Target Fund VRDP Series.

Unconditional Demand Feature. The New VRDP Shares of each New VRDP Series will have the benefit of an unconditional demand feature, under a purchase agreement that contains a purchase obligation substantially identical to the unconditional demand feature in effect for the corresponding Target Fund VRDP Series as of the closing of the Reorganizations, to be provided by the bank then acting as liquidity provider (previously defined as the “Liquidity Provider”), pursuant to a New VRDP

12

Purchase Agreement. The purchase obligation of the Liquidity Provider is transferable only in connection with a transfer of New VRDP Shares; it is not separately transferable.

The bank acting as Liquidity Provider for a series of VRDP Shares as of the date hereof may be replaced in accordance with the applicable VRDP Statement and the related agreements. The purchase agreement with the replacement Liquidity Provider must contain a purchase obligation substantially identical to the purchase obligation of the current Liquidity Provider, as required under the applicable VRDP Statement. Whether or not the Liquidity Provider for a series of VRDP Shares is changed, the New VRDP Purchase Agreement will contain a purchase obligation substantially identical to the purchase obligation with respect to the applicable Target Fund VRDP Shares and will be substantially in the form attached as Appendix B hereto.

Dividends and Rate Periods. It is anticipated that the Reorganizations will close on or about July 11, 2016, or such other date as the parties may agree. The applicable dividend rate of the New VRDP Shares of each New VRDP Series commencing on and including the date of issuance, to and including the next succeeding Rate Determination Date, will be equal to the dividend rate in effect for the corresponding Target Fund VRDP Series immediately prior to the closing. Generally, the dividend rate will be reset weekly by the applicable Remarketing Agent. Dividends on New VRDP Shares are expected to be exempt from regular federal income tax, with exceptions for certain portions that may represent income subject to alternative minimum tax and capital gains or ordinary income, if any, generally from portfolio transactions and market discount.

Dividends on the New VRDP Shares will be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of New VRDP Shares, the transferor as Beneficial Owner of New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the New VRDP Shares in exchange for payment of the Purchase Price for such New VRDP Shares by the transferee.

Maximum Rate. The Maximum Rate for the New VRDP Shares on any Rate Determination Date or in respect of the occurrence of a failed remarketing for the New VRDP Shares will be the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The terms of the Maximum Rate, including the Applicable Percentage of the Applicable Base Rate and Applicable Spread, are described in the New VRDP Statements. The Maximum Rate for the New VRDP Shares will depend on the long-term rating assigned to the New VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification to the applicable Remarketing Agent and the applicable Tender and Paying Agent that any ordinary income or capital gains will be included in the dividend on the New VRDP Shares for that Rate Period.

LEVERAGE

The Fund may utilize the following forms of leverage: (1) the issuance of preferred shares, (2) bank borrowings, and (3) inverse floating rate securities (sometimes referred to as “inverse floaters”), which have the economic effect of leverage. The Fund currently engages in leverage through

13

the issuance of preferred shares and the use of inverse floaters. Certain important ratios related to the use of leverage by the Fund and each Target Fund for the last three fiscal years are set forth below:

Fund	2015	2014	2013
Asset Coverage Ratio(1)	328.91%	331.87%	314.01%
Regulatory Leverage Ratio(2)	30.40%	30.13%	31.85%
Effective Leverage Ratio(3)	34.11%	34.66%	37.01%

Select Quality	2015	2014	2013
Asset Coverage Ratio(1)	304.96%	306.39%	287.01%
Regulatory Leverage Ratio(2)	32.79%	32.64%	34.84%
Effective Leverage Ratio(3)	36.73%	37.70%	40.16%

Premier Income	2015	2014	2013
Asset Coverage Ratio(1)	333.35%	338.91%	317.75%
Regulatory Leverage Ratio(2)	30.00%	29.51%	31.47%
Effective Leverage Ratio(3)	35.27%	36.52%	39.79%

Investment Quality	2015	2014	2013
Asset Coverage Ratio(1)	337.44%	340.13%	325.66%
Regulatory Leverage Ratio(2)	29.64%	29.40%	30.71%
Effective Leverage Ratio(3)	35.86%	35.98%	38.89%

(1)	A fund’s asset coverage ratio is defined under the 1940 Act as the ratio that the value of the total assets of a fund, less all liabilities and indebtedness not represented by preferred shares debt, bears to the aggregate amount of preferred shares and debt issued by the fund.

(2)	Regulatory leverage consists of preferred shares or debt issued by a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(3)	Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

THE PURCHASE OBLIGATION

The following is a brief description of the terms of the New VRDP Purchase Agreements. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the forms of the New VRDP Purchase Agreements attached hereto as Appendix B.

As long as New VRDP Shares of any New VRDP Series are outstanding, except as otherwise provided pursuant to the applicable New VRDP Statement in connection with a Special Rate Period (which requires prior notice and the consent of the Liquidity Provider and constitutes a Mandatory Tender Event), the New VRDP Statements require that the Fund maintain a New VRDP Purchase Agreement for each such New VRDP Series providing for a purchase obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the requisite NRSROs or such other short-term debt ratings, if any, as may be required for the New VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Fund’s Board.

14

Pursuant to each New VRDP Purchase Agreement, the Liquidity Provider will purchase at the Purchase Price any outstanding New VRDP Shares of the applicable New VRDP Series that are properly tendered in accordance with the applicable New VRDP Statement and New VRDP Purchase Agreement, including any such New VRDP Shares that are the subject of a failed remarketing on the Purchase Date for an Optional Tender or a Mandatory Tender for remarketing, and all outstanding New VRDP Shares of the applicable New VRDP Series on the Purchase Date for a Mandatory Purchase Event. The obligation of a Liquidity Provider to purchase New VRDP Shares pursuant to a New VRDP Purchase Agreement will run to the benefit of holders or beneficial owners of New VRDP Shares of the applicable New VRDP Series and will be unconditional and irrevocable in accordance with the provisions of such New VRDP Purchase Agreement, without regard to, without limitation, any failure of the representations, warranties, agreements or performance of the Tender and Paying Agent set forth in such New VRDP Purchase Agreement or of the Fund set forth in the applicable New VRDP Fee Agreement (as defined below) or the termination of the obligations of the Remarketing Agent under the applicable Remarketing Agreement.

VRDP Fee Agreement

Pursuant to a VRDP Fee Agreement with the Liquidity Provider with respect to each New VRDP Series (each, a “New VRDP Fee Agreement”), the Fund will pay to the Liquidity Provider a monthly fee in consideration of the Liquidity Provider’s agreement to provide the purchase obligation for the New VRDP Series under the applicable New VRDP Purchase Agreement. Each New VRDP Fee Agreement is expected to have substantially the same terms and conditions as the corresponding existing agreement with each Target Fund, including certain representations, warranties and covenants as to the New VRDP Shares of the applicable New VRDP Series, including the covenant that the Fund will not agree or consent to any amendment, supplement, modification or repeal of such New VRDP Shares, such New VRDP Fee Agreement, the Declaration of Trust, the applicable New VRDP Statement, the Fund’s by-laws, as amended and restated (the “By-Laws”), the applicable Remarketing Agreement or the applicable Tender and Paying Agent Agreement or any provision therein, nor waive any provision thereof without the prior written consent of the applicable Liquidity Provider, and such Liquidity Provider, without the prior written consent of the Fund, will not agree or consent to any amendment, supplement, modification or repeal of the applicable New VRDP Purchase Agreement, nor waive any provision thereof.

In addition, each New VRDP Fee Agreement is expected to include a covenant substantially as follows, as in the corresponding existing agreement with each of Investment Quality, Select Quality and Premier Income:

Unless the Fund receives the prior written consent of the Liquidity Provider, the Fund’s Effective Leverage Ratio will not exceed 45% (or 46% solely by reason of fluctuations in the market value of its portfolio securities) as of the close of business on any Business Day, and to the extent the Effective Leverage Ratio exceeds 45% (or 46%, as applicable) as of the close of business on any Business Day, the Fund shall cause its Effective Leverage Ratio to be 45% or lower within 10 Business Days.

“Effective Leverage Ratio” generally is defined to mean the quotient of:

(A) the sum of (i) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are stock, excluding, without duplication, any such senior securities for which the Fund has issued a Notice of Redemption and either has delivered Deposit

15

Securities to the Tender and Paying Agent or otherwise has adequate Deposit Securities on hand for the purpose of such redemption (or, in the case of preferred shares of any other series, the Fund has taken the equivalent action under the statement applicable to such preferred shares); (ii) the aggregate principal amount of the Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act); and (iii) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund, divided by

(B) the sum of (i) the Market Value of the Fund’s total assets (including amounts attributable to senior securities, but excluding, without duplication of any amounts otherwise subtracted as accrued liabilities, any assets consisting of Deposit Securities referred to in clause (i) of paragraph (A) above), less the amount of the Fund’s accrued liabilities (which accrued liabilities shall include obligations of the Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (ii) the aggregate principal amount of floating rate securities not owned by the Fund that correspond to the associated inverse floating rate securities owned by the Fund.

The definition of Effective Leverage Ratio for each series of New VRDP Shares will be as agreed by the Fund and the applicable Liquidity Provider, and may be amended from time to time.

LIQUIDITY PROVIDER

Additional information regarding the current short-term and long-term debt ratings assigned by Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“S&P”), to the Liquidity Provider is available at www.fitchratings.com, www.moodys.com and www.standardandpoors.com, respectively. No assurances can be given that the current ratings of a Liquidity Provider’s instruments will be maintained. As described above under “Description of the New VRDP Shares—Unconditional Demand Feature,” the bank acting as liquidity provider for one or more series of Target Fund VRDP Shares as of the date hereof may be replaced prior to or upon the closing of the Reorganizations.

Additional information regarding Liquidity Provider is available in public reports filed by the Liquidity Provider with the Securities and Exchange Commission (the “SEC”) and/or applicable bank regulatory authority.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

None of the Fund, the Investment Adviser, any Liquidity Provider, any Remarketing Agent or any Tender and Paying Agent takes any responsibility for the accuracy of the information in this section concerning DTC and DTC’s book-entry system, makes any representation as to the completeness of such information or makes any representation as to the absence of material changes in such information subsequent to the date hereof.

The New VRDP Shares will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Each global security

16

will be deposited with, or on behalf of, DTC, a securities depository, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of New VRDP Shares.

Purchasers of New VRDP Shares may only hold interests in the global securities directly through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its Agent Members, and these Agent Members will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each Beneficial Owner of a book-entry security will hold that security indirectly through various intermediaries.

The interest of each Beneficial Owner in a book-entry security will be evidenced solely by entries on the books of the Beneficial Owner’s securities intermediary or Agent Member. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the terms of the securities and their governing documents. That means that the Fund and a Tender and Paying Agent or any other agent of the Fund will be entitled to treat the registered holder, DTC or its nominee, as the holder of the securities for all purposes. In most cases, the Beneficial Owner will also not be able to obtain a paper certificate evidencing its ownership of New VRDP Shares. The laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to own, transfer or pledge beneficial interests in book-entry securities.

A Beneficial Owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and the Fund does not appoint a qualified replacement for DTC within 90 days; or

•	the Fund in its sole discretion decides to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless indicated otherwise, any global security that is so exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the New VRDP Shares. DTC may base its written instruction upon directions that it receives from Agent Members.

In this Information Memorandum, in the case of book-entry securities, references to actions taken by Beneficial Owners will mean actions taken by DTC upon instructions from its Agent Members, and references to payments and notices relating to redemptions or the tendering of New VRDP Shares will mean payments and notices related to the redemption or tender of New VRDP Shares to DTC as the registered holder of the securities for distribution to Agent Members in accordance with DTC’s procedures. If fewer than all the New VRDP Shares are being redeemed, DTC’s practice is to determine by lot the amount of the interest of each Agent Member in the New VRDP Shares to be redeemed.

Each sale of a book-entry security will settle in immediately available funds through DTC unless otherwise stated. Neither the Fund nor the Tender and Paying Agent, or any agent of either, will

17

have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in any book-entry securities or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Neither DTC nor DTC’s nominee will consent or vote with respect to the New VRDP Shares unless authorized by a participant in accordance with DTC’s procedures. Under its usual procedures, DTC mails an omnibus proxy (the “Omnibus Proxy”) to the Fund as soon as possible after the record date. The Omnibus Proxy assigns DTC’s nominee consenting or voting rights to the Agent Members to whose accounts the New VRDP Shares are credited on the record date (identified in a listing attached to the Omnibus Proxy).

Dividend payments on the New VRDP Shares and payments upon redemption of New VRDP Shares will be made to DTC’s nominee or such other nominee as may be requested by an authorized representative of DTC. DTC’s practice is to credit participants’ accounts upon DTC’s receipt of funds and corresponding detailed information from the Fund or the Tender and Paying Agent on the payment date in accordance with their respective holdings shown on DTC records. Payments by Agent Members to Beneficial Owners will be governed by standing instructions and customary practices. Payment of dividends or redemption proceeds to DTC’s nominee is the responsibility of the Fund or the Tender and Paying Agent, disbursement of such payments to participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Agent Members or securities intermediaries who hold through an Agent Member.

THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM HAS BEEN OBTAINED FROM SOURCES THAT THE FUND BELIEVES TO BE RELIABLE. THE FUND, THE INVESTMENT ADVISER, THE SUB-ADVISER, THE LIQUIDITY PROVIDERS, THE REMARKETING AGENTS AND THE TENDER AND PAYING AGENTS TAKE NO RESPONSIBILITY FOR THE ACCURACY OF THE INFORMATION IN THIS SECTION CONCERNING DTC AND DTC’S BOOK-ENTRY SYSTEM. NO REPRESENTATION IS MADE BY THE FUND, THE INVESTMENT ADVISER, THE SUB-ADVISER, ANY LIQUIDITY PROVIDER, ANY REMARKETING AGENT OR ANY TENDER AND PAYING AGENT AS TO THE COMPLETENESS OR ACCURACY OF SUCH INFORMATION OR AS TO THE ABSENCE OF MATERIAL ADVERSE CHANGES IN SUCH INFORMATION SUBSEQUENT TO THE DATE HEREOF. NO ATTEMPT HAS BEEN MADE BY THE FUND, THE INVESTMENT ADVISER, THE SUB-ADVISER, ANY LIQUIDITY PROVIDER, ANY REMARKETING AGENT OR ANY TENDER AND PAYING AGENT TO DETERMINE WHETHER DTC IS OR WILL BE FINANCIALLY OR OTHERWISE CAPABLE OF FULFILLING ITS OBLIGATIONS. THE FUND AND THE LIQUIDITY PROVIDERS WILL NOT HAVE ANY RESPONSIBILITY OR OBLIGATIONS TO ANY DTC AGENT MEMBER, SECURITIES INTERMEDIARIES, OR THE PERSONS FOR WHOM THEY ACT AS NOMINEES WITH RESPECT TO DIVIDEND PAYMENTS TO OR THE PROVIDING OF NOTICE FOR THE DTC AGENT MEMBERS, THE SECURITIES INTERMEDIARIES OR THE BENEFICIAL OWNERS.

IT IS THE DUTY OF EACH BENEFICIAL OWNER TO ARRANGE WITH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARIES TO RECEIVE FROM SUCH DTC AGENT MEMBER OR SECURITIES INTERMEDIARY DIVIDEND PAYMENTS AND ALL OTHER COMMUNICATIONS WHICH THE DTC AGENT MEMBER OR SECURITIES INTERMEDIARY RECEIVES FROM DTC.

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THE FUND’S INVESTMENTS

Investment Objectives and Policies

The Fund’s investment objectives are to provide current income exempt from regular federal income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Any capital appreciation realized by the Fund generally will result in the distribution of taxable capital gains to common shareholders and holders of preferred shares (to the extent allocable to preferred shares), although some appreciation may result in ordinary income to such shareholders. See “Federal Income Tax Matters.”

The Fund has a fundamental investment policy requiring it to invest, under normal circumstances, at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income taxes. As a non-fundamental investment policy, under normal circumstances, the Fund may invest up to 35% of its Managed Assets in securities rated, at the time of investment, below the three highest grades (Baa or BBB or lower) by at least one NRSRO, which includes below-investment grade securities or unrated securities judged to be of comparable quality by the Fund’s Sub-Adviser.

The Fund’s investment objectives and policy to invest, under normal circumstances, at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax are fundamental investment policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present in person or represented by proxy or (2) more than 50% of the shares, whichever is less.

Securities of below-investment-grade quality (Ba or BB or below) are commonly referred to as “junk bonds.” Issuers of securities rated Ba/BB or lower are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Municipal securities rated below investment-grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Municipal securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad. The market for unrated municipal securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its holdings of these types of portfolio securities. The Fund will be more dependent on the Investment Adviser’s and/or the Sub-Adviser’s research and analysis when investing in these securities.

The foregoing policy targets apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency upgrades or downgrades its assessment of the credit characteristics of a particular issuer or that valuation changes of various municipal securities cause the Fund’s portfolio to fail to satisfy those targets. In determining whether to

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retain or sell such a security, the Investment Adviser and/or the Sub-Adviser may consider such factors as the Investment Adviser’s and/or the Sub-Adviser’s assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. The ratings of S&P, Moody’s and Fitch represent their opinions as to the quality of the municipal securities they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield. A general description of the ratings of municipal securities by S&P, Moody’s and Fitch is set forth in Appendix C.

The Fund’s investment objectives include enhancing portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Investment Adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued. Underrated municipal securities are those whose ratings do not, in the Investment Adviser’s opinion, reflect their true value. Municipal securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons. Municipal securities that are undervalued or that represent undervalued municipal market sectors are municipal securities that, in the Investment Adviser’s opinion, are worth more than the value assigned to them in the marketplace. Municipal securities of particular types or purposes (e.g., hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal securities of the market sector for reasons that do not apply to the particular municipal securities that are considered undervalued. The Fund’s investment in underrated or undervalued municipal securities will be based on the Investment Adviser’s belief that the prices of such municipal securities should ultimately reflect their true value. Accordingly, “to enhance portfolio value relative to the municipal bond market” refers to the Fund’s objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Thus, the Fund’s secondary investment objective is not intended to suggest that capital appreciation is itself an objective of the Fund. Instead, the Fund seeks enhancement of portfolio value relative to the municipal bond market by prudent selection of municipal securities, regardless of which direction the market may move. Any capital appreciation realized by the Fund will generally result in the distribution of taxable capital gains to shareholders.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Investment Adviser and/or the Sub-Adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities. Moreover, during temporary defensive periods (e.g., times when, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term debt securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives during such periods. The Fund will generally

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select obligations which may not be redeemed at the option of the issuer for approximately seven to nine years. As of October 31, 2015, the effective maturity of the portfolio of the Fund was 17.44 years.

The Fund may invest in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies that provide such credit enhancements may affect the value of those securities. Although the insurance feature may reduce certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature guarantees only the payment of principal and interest on the obligation when due and does not guarantee the market value of the insured obligations, which will fluctuate with the bond market and the financial success of the issuer and the insurer, and the effectiveness and value of the insurance itself is dependent on the continued creditworthiness of the insurer. No representation is made as to the insurers’ ability to meet their commitments.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments. The Fund may not enter into a futures contract or related options or forward contracts if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts or related options.

The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities. Inverse floating rate securities represent a leveraged investment in the underlying municipal bond deposited. Inverse floating rate securities offer the opportunity for higher income than the underlying bond, but will subject the Fund to the risk of lower or even no income if short-term interest rates rise sufficiently. By investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its common share net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its common share net asset value if the underlying bond declines in value.

The Fund may borrow money to finance the repurchase of its shares or for temporary or emergency purposes, such as for the payment of dividends or the settlement of portfolio transactions. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board of Trustees (the “Board”) would have to comply with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act and the rules and regulations thereunder.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer (and in not more than 10% of the outstanding voting securities of an issuer), except that this limitation does not apply to cash, securities of the U.S. government, its agencies and instrumentalities, and securities of other investment companies.

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As noted above, during temporary defensive periods and in order to keep the Fund’s cash fully invested, the Fund may deviate from its investment objectives and invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. It is the intent of the Fund to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of your dividends being subject to regular federal income tax, and if the proportion of taxable investments exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that permits it to pay exempt-interest dividends for that taxable year. For more information, See “Federal Income Tax Matters.”

Municipal Securities

General. The Fund may invest in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal income tax. Municipal securities are generally debt obligations issued by state and local governmental entities and may be issued by U.S. territories and possessions to finance or refinance public projects such as roads, schools, and water supply systems. Municipal securities may also be issued on behalf of private entities or for private activities, such as housing, medical and educational facility construction, or for privately owned transportation, electric utility and pollution control projects. Municipal securities may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source including project revenues, which may include tolls, fees and other user charges, lease payments, and mortgage payments. Municipal securities may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt. Municipal securities may be issued and purchased in the form of bonds, notes, leases or certificates of participation; structured as callable or non-callable; with payment forms including fixed coupon, variable rate, zero coupon, capital appreciation bonds, tender option bonds and residual interest bonds or inverse floating rate securities; or acquired through investments in pooled vehicles, partnerships or other investment companies. Inverse floating rate securities are securities that pay interest at rates that vary inversely with changes in prevailing short-term tax-exempt interest rates and represent a leveraged investment in an underlying municipal security, which may increase the effective leverage of the Fund.

The Fund may invest in municipal bonds issued by U.S. territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The yields on municipal securities depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

Municipal Leases and Certificates of Participation. The Fund also may purchase municipal securities that represent lease obligations and certificates of participation in such leases. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease. A municipal lease is an obligation in the form of a lease or installment

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purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment or facilities. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering, or the failure to recover fully, the Fund’s original investment. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. In order to reduce this risk, the Fund will only purchase municipal securities representing lease obligations where the Investment Adviser and/or the Sub-Adviser believes the issuer has a strong incentive to continue making appropriations until maturity.

A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

Municipal Notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

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Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Inverse Floating Rate Securities. The Fund may invest in inverse floating rate securities. Inverse floating rate securities are securities whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. Generally, inverse floating rate securities represent beneficial interests in a special purpose trust, commonly referred to as a “tender option bond trust” (“TOB trust”), that holds municipal bonds. The TOB trust typically sells two classes of beneficial interests or securities: floating rate securities (sometimes referred to as short-term floaters or tender option bonds (“TOBs”)), and inverse floating rate securities (sometimes referred to as inverse floaters). Both classes of beneficial interests are represented by certificates or receipts. The floating rate securities have first priority on the cash flow from the municipal bonds held by the TOB trust. In this structure, the floating rate security holders have the option, at periodic short-term intervals, to tender their securities to the trust for purchase and to receive the face value thereof plus accrued interest. The obligation of the trust to repurchase tendered securities is supported by a remarketing agent and by a liquidity provider. As consideration for providing this support, the remarketing agent and the liquidity provider receive periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. However, the trust is not obligated to purchase tendered short-term floaters in the event of certain defaults with respect to the underlying municipal bonds or a significant downgrade in the credit rating assigned to the bond issuer.

As the holder of an inverse floating rate investment, the Fund receives the residual cash flow from the TOB trust. Because the holder of the short-term floater is generally assured liquidity at the face value of the security plus accrued interest, the holder of the inverse floater assumes the interest rate cash flow risk and the market value risk associated with the municipal bond deposited into the TOB trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the trust is leveraged. This is expressed in the ratio of the total face value of the short-term floaters to the value of the inverse floaters that are issued by the TOB trust, and can exceed three times for more “highly leveraged” trusts. All voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the TOB trust are passed through, pro rata, to the holders of the short-term floaters and to the Fund as the holder of the associated inverse floaters.

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Because any increases in the interest rate on the short-term floaters issued by a TOB trust would reduce the residual interest paid on the associated inverse floaters, and because fluctuations in the value of the municipal bond deposited in the TOB trust would only affect the value of the inverse floater and not the value of the short-term floater issued by the trust so long as the value of the municipal bond held by the trust exceeded the face amount of short-term floaters outstanding, the value of inverse floaters is generally more volatile than that of an otherwise comparable municipal bond held on an unleveraged basis outside a TOB trust. Inverse floaters generally will underperform the market of fixed-rate bonds in a rising interest rate environment (i.e., when bond values are falling), but will tend to outperform the market of fixed-rate bonds when interest rates decline or remain relatively stable. Although volatile in value and return, inverse floaters typically offer the potential for yields higher than those available on fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. Inverse floaters have varying degrees of liquidity or illiquidity based primarily upon the inverse floater holder’s ability to sell the underlying bonds deposited in the TOB trust at an attractive price.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity providers have recourse to the Fund pursuant to a separate shortfall and forbearance agreement. Such an agreement would require the Fund to reimburse the liquidity provider, among other circumstances, upon termination of the TOB trust for the difference between the liquidation value of the bonds held in the trust and the principal amount and accrued interest due to the holders of floating rate securities issued by the trust. The Fund will enter into such a recourse agreement (1) when the liquidity provider requires such a recourse agreement because the level of leverage in the TOB trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event the municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. In an instance where the Fund has entered such a recourse agreement, the Fund may suffer a loss that exceeds the amount of its original investment in the inverse floating rate securities; such loss could be as great as that original investment amount plus the face amount of the floating rate securities issued by the trust plus accrued interest thereon.

The Fund will segregate or earmark liquid assets with its custodian in accordance with the 1940 Act to cover its obligations with respect to its investments in TOB trusts.

The Fund may invest in both inverse floating rate securities and floating rate securities (as discussed below) issued by the same TOB trust.

Floating Rate Securities. The Fund may also invest in short-term floating rate securities, as described above, issued by TOB trusts. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to other periods of up to one year. Since the tender option feature provides a shorter term than the final maturity or first call date of the underlying municipal bond deposited in the trust, the Fund, as the holder of the floating rate securities, relies upon the terms of the remarketing and liquidity agreements with the financial institution that acts as remarketing agent and/or liquidity provider as well as the credit strength of that institution. As further assurance of liquidity, the terms of the TOB trust provide for a liquidation of the municipal bond deposited in the trust and the application of the proceeds to pay off the floating rate securities. The TOB trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate securities.

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Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of municipal securities held by the Fund are subject. Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of the municipal securities, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of the municipal securities, the market value or marketability of the municipal securities or the ability of the respective issuers of the municipal securities acquired by the Fund to pay interest on or principal of the municipal securities. This information has not been independently verified.

Short-Term Investments

Short-Term Taxable Fixed-Income Securities. For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term taxable fixed-income securities, although the Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investment in taxable short-term investments would result in a portion of the dividends paid being subject to regular federal income tax. Short-term taxable fixed-income investments are defined to include, without limitation, the following:

(1)        U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S.

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government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)        Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Investment Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)         Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Investment Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and that matures within one year of the date of purchase or carry a variable or floating rate of interest.

Short-Term Tax-Exempt Fixed-Income Securities. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed-income securities are defined to include, without limitation, the following:

(1)        Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be

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funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

(2)        Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

(3)        Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

(4)        Construction loan notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

(5)        Bank notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes may have risks similar to the risks associated with TANs and RANs.

(6)         Tax-exempt commercial paper (“Municipal Paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of Municipal Paper.

Certain municipal securities may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While the various types of notes described above as a group represent the major portion of the short-term tax-exempt note market, other types of notes are available in the marketplace, and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under

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the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at a fair value as determined in good faith by the Board or its delegatee.

When-Issued and Delayed Delivery Transactions

The Fund may buy and sell municipal securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date. On such transactions, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, the Fund is required under interpretations of the SEC to maintain in a separate account liquid assets, consisting of cash, cash equivalents or liquid securities having a market value, at all times, at least equal to the amount of the commitment. Income generated by any such assets which provide taxable income for federal income tax purposes is includable in the taxable income of the Fund and, to the extent distributed, will be taxable to shareholders. The Fund may enter into contracts to purchase municipal securities on a forward basis (i.e., where settlement will occur more than 60 days from the date of the transaction) only to the extent that the Fund specifically collateralizes such obligations with a security that is expected to be called or mature within 60 days before or after the settlement date of the forward transaction. The commitment to purchase securities on a when-issued, delayed delivery or forward basis may involve an element of risk because no interest accrues on the bonds prior to settlement and, at the time of delivery, the market value may be less than cost.

Derivatives and Hedging Strategies

The Fund may periodically engage in hedging transactions, and otherwise use various types of derivative instruments, described below, to reduce risk, to effectively gain particular market exposures, to seek to enhance returns, and to reduce transaction costs, among other reasons. In addition to inverse floating rate securities and structured notes, the Fund may invest in certain other derivative instruments in pursuit of its investment objectives. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments whose prices, in the Investment Adviser’s and/or the Sub-Adviser’s opinion, correlate with the prices of the Fund’s investments. The Investment Adviser and/or the Sub-Adviser uses derivatives to shorten or lengthen the effective duration of the Fund’s portfolio securities, and therefore the interest rate risk, and to adjust other aspects of the portfolio’s risk/return profile. The Fund may use these instruments if the Fund deems it more efficient from a transaction cost, total return or income standpoint than investing in cash securities.

“Hedging” is a term used for various methods of seeking to preserve portfolio capital value by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction.

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A “derivative” is a financial contract whose value is based on (or “derived” from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the Barclays Capital Municipal Bond Index). Some forms of derivatives may trade on exchanges, while non-standardized derivatives, which tend to be more specialized and complex, trade “over-the-counter” (“OTC”) or a one-on-one basis. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to market interest rate or credit quality fluctuations, or instead to gain a desired investment exposure, by entering into various types of derivatives transactions, including financial futures and index futures as well as related put and call options on such instruments, structured notes, or interest rate swaps on taxable or tax-exempt securities or indexes (which may be “forward-starting”), credit default swaps, and options on interest rate swaps, among others.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by the Fund may be greater than gains in the value of the securities in the Fund’s portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. The Fund will not make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 15% of the Fund’s Managed Assets. The Fund will invest in these instruments only in markets believed by the Investment Adviser and/or the Sub-Adviser to be active and sufficiently liquid. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

The Investment Adviser and/or the Sub-Adviser may use derivative instruments to seek to enhance return, to hedge some of the risk of the Fund’s investments in municipal securities or as a substitute for a position in the underlying asset. These types of strategies may generate taxable income.

Both parties entering into an index or financial futures contract are required to post an initial deposit, typically equal to from 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Interest rate swap and credit default swap transactions are typically entered on a net basis, meaning that the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund will sell only covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

There is no assurance that these derivative strategies will be available at any time or that the Investment Adviser and/or the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into options on the foregoing types of swap agreements (“swap options”).

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Swap agreements typically are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index).

The “notional amount” of a swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a “net basis.” Consequently, the Fund’s obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating cash and/or other appropriate liquid assets.

The swap market has grown substantially in recent years with a large number of banking firms acting as both principals and agents using standardized swap documentation. As a result, the swap market has become relatively liquid. However, swap agreements may still be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Caps, floors and collars are more recent innovations for which standardized documentation has not been fully developed and, accordingly, swaps with these features are less liquid.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) sets forth a new regulatory framework for certain derivatives, such as swaps, in which the Fund may be authorized to invest. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse and publicly reported. In addition, many market participants are now regulated as swap dealers or major swap participants and are, or will be, subject to certain minimum capital and margin requirements and business conduct standards. The statutory requirements of the Dodd-Frank Act are being implemented primarily through rules and regulations adopted by the SEC and/or the Commodity Futures Trading Commission (“CFTC”). The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. There is a prescribed phase-in period during which most of the mandated rulemaking and regulations are being implemented, and temporary exemptions from certain rules and regulations have been granted so that current trading practices will not be unduly disrupted during the transition period.

Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Currently, central clearing is required only for certain market participants trading certain instruments, although central clearing for additional instruments is expected to be implemented by the CFTC until the majority of the swaps market is ultimately subject to central clearing. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could

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adversely affect the Fund’s ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time. Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund, and the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to value or trade. However, it is expected that swap dealers, major market participants and swap counterparties will experience other new and/or additional regulations, requirements, compliance burdens and associated costs. The legislation and rules to be promulgated may exert a negative effect on the Fund’s ability to meet its investment objectives, either through limits or requirements imposed on the Fund or its counterparties. The swap market could be disrupted or limited as a result of the legislation, and the new requirements may increase the cost of the Fund’s investments and of doing business, which could adversely affect the Fund’s ability to buy or sell derivatives.

Interest Rate Swaps, Caps, Collars and Floors. Interest rate swaps are bilateral contracts in which each party agrees to make periodic payments to the other party based on different referenced interest rates (e.g., a fixed rate and a floating rate) applied to a specified notional amount. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect the Fund against interest rate movements exceeding given minimum or maximum levels.

The use of interest rate transactions, such as interest rate swaps and caps, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance of the Fund’s common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the Investment Adviser and/or the Sub-Adviser to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

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In connection with the Fund’s position in a swap contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed-income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions.”

Swap Options. A swap option is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally would incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund would become obligated according to the terms of the underlying agreement.

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Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Investment Adviser and/or the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund generally may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and generally may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including changes in government regulation, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Futures and Options on Futures Generally. A futures contract is an agreement between two parties to buy and sell a security, index or interest rate (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by the Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially

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resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Segregation of Assets” below.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true.

Bond Futures and Forward Contracts. Bond futures contracts are agreements in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific bond at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made. Forward contracts are agreements to purchase or sell a specified security or currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers and are usually for less than one year, but may be renewed. Forward contracts are generally purchased or sold in OTC transactions.

Under regulations of the CFTC currently in effect, which may change from time to time with respect to futures contracts purchased by the Fund, the Fund will set aside in a segregated account liquid securities with a value at least equal to the value of instruments underlying such futures contracts less the amount of initial margin on deposit for such contracts. The current view of the staff of the SEC is that the Fund’s long and short positions in futures contracts must be collateralized with cash or certain liquid assets held in a segregated account or “covered” in order to counter the impact of any potential leveraging.

Parties to a futures contract must make “initial margin” deposits to secure performance of the contract. There are also requirements to make “variation margin” deposits from time to time as the value of the futures contract fluctuates.

Options on Currency Futures Contracts. Currency futures contracts are standardized agreements between two parties to buy and sell a specific amount of a currency at a set price on a future date. While similar to currency forward contracts, currency futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date. An option on a currency futures contract gives the holder of the option the right to buy or sell a position in a currency futures contract, at a set price and on or before a specified expiration date. Trading options on international (non-U.S.) currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

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Index Options. The Fund may also purchase put or call options on U.S. government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above.

Limitations on the Use of Futures, Options on Futures and Swaps. The Investment Adviser has claimed, with respect to the Fund, the exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act of 1936, as amended (“CEA”), provided by CFTC Regulation 4.5 and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In addition, the Sub-Adviser has claimed the exemption from registration as a commodity trading advisor provided by CFTC Regulation 4.14(a)(8) and is therefore not currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the CFTC announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that the Investment Adviser will not be required to register as a commodity pool operator with the CFTC with respect to the Fund. The Fund reserves the right to employ futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. However, the requirements for qualification as a regulated investment company under Subchapter M of the Code, may limit the extent to which the Fund may employ futures, options on futures or swaps.

Segregation of Assets

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the

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Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used for other operational purposes. The Investment Adviser and/or the Sub-Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

The Fund may invest in inverse floating rate securities issued by special purpose trusts. With respect to such investments, the Fund will segregate or earmark assets in an amount equal to at least 100% of the face amount of the floating rate securities issued by such trusts.

Structured Notes

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies and/or other pooled investment vehicles either during periods when it has large amounts of uninvested cash or during periods when there is a shortage of attractive, high-yielding municipal securities available in the market. The Fund may invest in investment companies that are advised by the Investment Adviser and/or the Sub-Adviser or their affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for and currently does not intend to apply for such relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of its own management fees with respect to assets so invested.

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The Investment Adviser and/or the Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to leverage risk.

Other Investment Policies and Techniques

Portfolio Trading and Turnover Rate. Portfolio trading may be undertaken to accomplish the investment objectives of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser and/or the Sub-Adviser believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold.

Subject to the foregoing, the Fund will attempt to achieve its investment objectives by prudent selection of municipal securities with a view to holding them for investment. While there can be no assurance, the Fund anticipates that its annual portfolio turnover rate will generally not exceed 100%. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. A higher portfolio turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income for federal income tax purposes or may result in greater amounts of net capital gain distributions. See “Federal Income Tax Matters.”

Repurchase Agreements. As temporary investments, the Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government securities or municipal securities) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. See “Federal Income Tax Matters” for information relating to the allocation of taxable income between common shares and preferred shares. The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in the opinion of the Investment Adviser and/or the Sub-Adviser, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security,

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realization upon the collateral by the Fund may be delayed or limited. The Investment Adviser and/or the Sub-Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Adviser and/or the Sub-Adviser will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Zero Coupon Bonds and Other Original Issue Discount Instruments. A zero coupon bond is a bond that typically does not pay interest for its entire life. When held to its maturity, the holder receives the par value of the zero coupon bond, which generates a return equal to the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. This original issue discount (“OID”) approximates the total amount of interest the security will accrue and compound prior to its maturity and reflects the payment deferral and credit risk associated with the instrument. Because zero coupon securities and other OID instruments do not pay cash interest at regular intervals, the instruments’ ongoing accruals require ongoing judgments concerning the collectability of deferred payments and the value of any associated collateral. As a result, these securities may be subject to greater value fluctuations and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash on a current basis. Because zero coupon bonds, and OID instruments generally, allow an issuer to avoid or delay the need to generate cash to meet current interest payments, they may involve greater payment deferral and credit risk than coupon loans and bonds that pay interest currently or in cash. The Fund generally will be required to distribute dividends to shareholders representing the income of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, and use the cash proceeds to make income distributions to its shareholders. For accounting purposes, these cash distributions to shareholders will not be treated as a return of capital.

Further, the Investment Adviser collects management fees on the value of a zero coupon bond or OID instrument attributable to the ongoing non-cash accrual of interest over the life of the bond or other instrument. As a result, the Investment Adviser receives non-refundable cash payments based on such non-cash accruals while investors incur the risk that such non-cash accruals ultimately may not be realized.

Investment Restrictions

In addition to the Fund’s investment objectives, the Fund’s policy to invest, under normal circumstances, at least 80% of its Managed Assets in a portfolio of securities the income from which is exempt from regular federal income tax, the following investment restrictions are fundamental policies for the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares of the Fund, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting separately as a single class. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

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Except as described below, the Fund may not:

(1)         Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to bonds issued by the U.S. government, its agencies and instrumentalities or to the investment of 25% of its total assets.

(2)         Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of the Fund’s total assets (including the amount borrowed) less the Fund’s liabilities (other than borrowings).

(3)         Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred shares, except to the extent permitted under the Investment Company Act of 1940 and except as otherwise described in the Fund’s prospectus.

(4)         Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(5)         Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to municipal bonds other than those municipal bonds backed only by the assets and revenues of non-governmental users.

(6)         Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein or foreclosing upon and selling such security.

(7)         Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or derivative instruments or from investing in securities or other instruments backed by physical commodities).

(8)         Make loans, except as permitted by the Investment Company Act of 1940 and exemptive orders granted under the Investment Company Act of 1940.

(9)         Issue debt securities that rank senior to preferred shares other than for temporary or emergency purposes.

For the purpose of applying the limitation set forth in subparagraph 1 above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal security is insured by bond insurance, it shall not be considered a security that

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is issued or guaranteed by the insurer; instead, the issuer of such municipal security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal securities insured by any given insurer.

The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of the Fund’s total assets, the Fund may not (1) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (2) purchase more than 10% of the outstanding voting securities of such issuer.

Subject to certain exemptions under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of the Fund would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to leverage risk.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Fund may not:

(1)         Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

(2)         Invest in securities of other open- or closed-end investment companies (including ETFs) except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

(3)         Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund’s net assets would be represented by futures contracts or more than 5% of the Fund’s net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

(4)         Purchase securities when borrowings exceed 5% of its total assets if and so long as preferred shares are outstanding.

(5)         Purchase securities of companies for the purpose of exercising control, except that the Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income securities or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided the Investment Adviser determines that such investment should enable the Fund to better maximize the value of its existing investment in such issuer.

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The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for preferred shares, or, if issued, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objectives and policies.

At least six months prior to the scheduled final mandatory redemption of all outstanding New VRDP Shares of each series, the Fund will maintain segregated assets rated at least investment grade (and including Deposit Securities in an amount equal to 20% of segregated assets, with 135 days remaining to the redemption date, increasing to 100% with 15 days remaining) with a Market Value equal to at least 110% of the Liquidation Preference of all outstanding New VRDP Shares of such series until the redemption of all such outstanding New VRDP Shares.

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MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed by the Investment Adviser under an investment management agreement between the Investment Adviser and the Fund (the “Investment Management Agreement”), is the responsibility of the Board. The Fund currently has eleven (11) trustees, two (2) of whom are “interested persons” (as defined in the 1940 Act) and nine (9) of whom are not interested persons. Information concerning the trustees and officers of the Fund, including, as applicable, their principal occupations and other affiliations, the number of portfolios each oversees, other directorships they hold and their compensation and share ownership is incorporated into this Information Memorandum by reference to the Fund’s Annual Report for the fiscal year ended October 31, 2015.

Investment Adviser and Sub-Adviser

Nuveen Fund Advisors, LLC (previously defined as “Nuveen Fund Advisors” or the “Investment Adviser”) is the investment adviser to the Fund and is responsible for overseeing the Fund’s overall investment strategy, including the use of leverage, and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of any sub-adviser to the Fund, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

Nuveen Fund Advisors, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $225 billion in assets under management as of December 31, 2015. Nuveen is a separate subsidiary of TIAA, a financial services organization based in New York, New York. TIAA acquired Nuveen on October 1, 2014.

Nuveen Fund Advisors has selected its wholly owned subsidiary, Nuveen Asset Management, LLC (previously defined as “Nuveen Asset Management” or the “Sub-Adviser”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to the Fund pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management (the “Sub-Advisory Agreement”). Nuveen Asset Management, a registered investment adviser, oversees day-to-day operations and manages the investment of the Fund’s assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Pursuant to the Sub-Advisory Agreement, Nuveen Asset Management is compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Portfolio Management

Subject to the supervision of Nuveen Fund Advisors, Nuveen Asset Management is responsible for execution of specific investment strategies and day-to-day investment operations. Nuveen Asset Management manages the Fund using a team of analysts and a portfolio manager that focuses on a specific group of funds. Thomas C. Spalding, CFA, is the portfolio manager of the Fund and Select Quality. Mr. Spalding assumed portfolio management responsibility for the Fund and Select

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Quality in 2003. Christopher L. Drahn, CFA, is the portfolio manager of Investment Quality. Mr. Drahn will manage the Fund upon completion of the Reorganizations.

Thomas Spalding, CFA, is Senior Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for the National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 16 Nuveen-sponsored investment companies.

Christopher L. Drahn, CFA, manages several municipal funds and portfolios. He began working in the financial industry when he joined FAF Advisors in 1980. Mr. Drahn became a portfolio manager in 1988. He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota. Mr. Drahn holds the Chartered Financial Analyst (CFA) designation.

Investment Management Agreement and Sub-Advisory Agreement

Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. The fund-level fee is currently a maximum of 0.45% of the Fund’s average daily assets (including assets attributable to leverage), with lower fee levels for assets that exceed $125 million. The complex-level fee is a maximum of 0.20% of the daily managed assets for all Nuveen-sponsored funds in the U.S. that constitute “eligible assets,” with lower fee levels of complex-level assets that exceed $55 billion. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011.

In addition to Nuveen Fund Advisors’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen Fund Advisors), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

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RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that the holders of VRDP Shares of any series may receive little or no return on their investment or even that holders of VRDP Shares may lose part or all of their investment. Therefore, you should consider carefully the following risks that are assumed when investing in New VRDP Shares of the Fund. See also “The Fund’s Investments” and “How the Fund Manages Portfolio Risk.”

Risks of Investing in New VRDP Shares

Insolvency and/or Bankruptcy of a Liquidity Provider. In the event of a material credit or capital impairment of a Liquidity Provider, there is no assurance that the Liquidity Provider will be able to fulfill its obligation to purchase New VRDP Shares of the applicable series. A Liquidity Provider’s solvency and ability to fulfill its obligation to pay for New VRDP Shares of the applicable series that are tendered for Remarketing and cannot successfully be remarketed by the applicable Remarketing Agent or that are subject to Mandatory Purchase may deteriorate before a holder of New VRDP Shares of the applicable series can successfully tender the New VRDP Shares for Remarketing or purchase or before the occurrence of the Mandatory Purchase Date, as applicable. In addition, an NRSRO could downgrade the ratings of a Liquidity Provider, which could affect the liquidity of the New VRDP Shares of the applicable series as discussed more fully below. In the event of the filing of a bankruptcy proceeding of a Liquidity Provider, the corresponding New VRDP Purchase Agreement may be terminated prior to a Mandatory Purchase being effected, and the Fund may not be able to enter into a new VRDP Purchase Agreement with a replacement liquidity provider in a timely manner, if at all. In this instance, a holder of New VRDP Shares of the applicable series may not be able to sell New VRDP Shares or may experience delays in receiving payment or may not recover all or a portion of any loss sustained from having to sell the New VRDP Shares without the benefit of the applicable New VRDP Purchase Agreement.

Remarketing Risk. Holders of VRDP Shares of each series may elect to tender their New VRDP Shares to the Tender and Paying Agent for Remarketing by the applicable Remarketing Agent pursuant to an Optional Tender, or a Mandatory Tender may occur as described herein. There can be no assurance that the applicable Remarketing Agent will be able to remarket all the New VRDP Shares tendered in a Remarketing. The applicable Remarketing Agent in its sole discretion may purchase for its own account New VRDP Shares in a Remarketing; however, a Remarketing Agent will not be obligated to purchase any New VRDP Shares that would otherwise remain unsold in a Remarketing. If any New VRDP Shares tendered in a Remarketing are not remarketed, the Tender and Paying Agent will tender such New VRDP Shares for purchase, pursuant to a Final Notice of Purchase, to the applicable Liquidity Provider. During the term of the relevant New VRDP Purchase Agreement, the Liquidity Provider has an unconditional and irrevocable obligation to purchase New VRDP Shares of the applicable series tendered for purchase on the relevant Purchase Date pursuant to a Final Notice of Purchase.

Failure of a Liquidity Provider to Fulfill its Purchase Obligation. If New VRDP Shares of any series are not sold in a Remarketing on or before the Purchase Date, or an attempted Remarketing results in unsold New VRDP Shares, or if a Mandatory Purchase Event occurs, the applicable Liquidity Provider will be obligated to purchase the New VRDP Shares pursuant to a Final Notice of Purchase. The ability of a holder of New VRDP Shares to realize payment from the applicable Liquidity Provider will depend on the ability of the Liquidity Provider to pay for the New VRDP Shares tendered pursuant

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to a Final Notice of Purchase. If a Liquidity Provider should default on its purchase obligation under the corresponding New VRDP Purchase Agreement, a holder of New VRDP Shares of the applicable series might have limited or no ability to sell its New VRDP Shares or to recover all or a portion of any loss sustained from otherwise selling the New VRDP Shares, especially when market interest rates are rising. If a Liquidity Provider continues to fail to perform its duties and the Fund cannot find a replacement liquidity provider, holders of VRDP Shares of the applicable series may be required to continue to hold their New VRDP Shares for an indefinite period of time.

Inability to Extend the Purchase Obligation or Engage a Successor Liquidity Provider. In the event the Fund is unable to extend a New VRDP Purchase Agreement beyond the Scheduled Termination Date or engage a successor liquidity provider pursuant to an alternate VRDP Purchase Agreement providing for a purchase obligation on the same terms and conditions as the corresponding New VRDP Purchase Agreement and that can be maintained on a commercially reasonable basis, as determined in the sole discretion of the Board, a Mandatory Purchase Event will occur and each holder of New VRDP Shares of the applicable series will be required to deliver its New VRDP Shares for purchase by the applicable Liquidity Provider.

A Mandatory Tender Event or Mandatory Purchase Event May Occur At Times When Attractive Alternative Investment Opportunities Are Not Available. A Mandatory Tender Event or Mandatory Purchase Event with respect to the New VRDP Shares of any series may occur in circumstances that are unfavorable to holders of New VRDP Shares of the applicable series, at times when attractive alternative investment opportunities for reinvestment of the proceeds of a Remarketing or purchase by the applicable Liquidity Provider are not available.

Interest Rate Risk. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes. The Fund will invest primarily in municipal bonds with long-term maturities. VRDP Shares generally pay dividends based on short-term interest rates. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. Long-term, intermediate-term and short-term interest rates may fluctuate. If short-term interest rates rise, the yield on VRDP Shares may rise such that the amount of dividends paid to holders of VRDP Shares exceeds the income from the municipal securities in the Fund’s portfolio. However, dividend rates on the VRDP Shares would need to greatly exceed the Fund’s net portfolio income before the Fund’s ability to pay dividends on the VRDP Shares would be jeopardized. If long-term interest rates rise, the value of the Fund’s investment portfolio will decline, reducing the amount of assets serving as the Minimum VRDP Asset Coverage for the VRDP Shares.

Additionally, in certain market environments, short-term market interest rates may be higher than the Maximum Rate allowable for the dividend reset for the New VRDP Shares. In such extreme circumstances, this scenario may adversely affect the valuation of the New VRDP Shares and the liquidity of the New VRDP Shares through the remarketing process.

No Public Trading Market. The New VRDP Shares of each series will be a new issue of securities and there is currently no established trading market for such shares. The Fund does not intend to apply for a listing of the New VRDP Shares of any series on a securities exchange. Accordingly, there can be no assurance as to the development or liquidity of any market for the New VRDP Shares of any series outside of Remarketings by the applicable Remarketing Agent and the purchase obligation of the applicable Liquidity Provider. Unless otherwise permitted by the Fund, a

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holder of New VRDP Shares of each series may sell, transfer or otherwise dispose of New VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the remarketing procedures set forth in the applicable New VRDP Statement (attached hereto as Appendix A); provided, however, that (a) a sale, transfer or other disposition of New VRDP Shares from a holder of New VRDP Shares who holds New VRDP Shares through an Agent Member to another holder of New VRDP Shares who holds New VRDP Shares through the same Agent Member will be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other person, if permitted by the Fund) to whom such transfer is made will advise the applicable Remarketing Agent and Tender and Paying Agent. The Fund has not registered, and does not intend to register, the New VRDP Shares under the Securities Act. Accordingly, the New VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision. In addition, in the case of New VRDP Shares of each series tendered for Remarketing by any Beneficial Owner other than the applicable Liquidity Provider or the applicable Remarketing Agent, the applicable Remarketing Agent will remarket the New VRDP Shares tendered by such Beneficial Owner only to persons that also are registered investment companies under the 1940 Act (other than New VRDP Shares that the applicable Remarketing Agent in its sole discretion purchases for its own account). If at any time the Fund is not subject to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund will furnish, or cause to be furnished, to holders of New VRDP Shares and prospective purchasers of New VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A. See “Available Information.”

Subordination Risk. While holders of New VRDP Shares of each series will have equal liquidation and distribution rights to the VRDP Shares of each other series and any other preferred shares that might be issued by the Fund, they will be subordinated to the rights of holders of indebtedness and the claims of other creditors of the Fund. Therefore, dividends, distributions and other payments to holders of New VRDP Shares in liquidation or otherwise will be subject to prior payments due, if any, to the holders of indebtedness or other creditors of the Fund. Creditors of the Fund may include lenders and counterparties in connection with any borrowings, delayed delivery purchases and/or forward delivery contracts or derivatives, including interest rate swaps or caps, entered into by the Fund.

Ratings and Asset Coverage Risk. The Target Funds are not, and, as discussed below, the Fund will not be, required under the respective Target Fund VRDP Statements and New VRDP Statements to maintain any particular (or particular level of) ratings for the VRDP Shares, except that, under the New VRDP Statements, the Fund will be required to use reasonable best efforts to maintain at least one short-term rating of each New VRDP Series to the extent that the applicable Liquidity Provider has a short-term debt rating.

The short-term ratings on each New VRDP Series are directly related to the short-term ratings assigned to the applicable Liquidity Provider. Changes in the credit quality of a Liquidity Provider could cause a downgrade in the short-term credit ratings of the applicable New VRDP Series and make the New VRDP Shares of such series less liquid in the secondary market and cause losses to holders of New VRDP Shares of such series.

There can be no assurance that one or more Rating Agencies will not downgrade the New VRDP Shares of any series, including as a result of altering its or their rating criteria, that the Fund will

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maintain any ratings of the New VRDP Shares of any series or, if at any time the New VRDP Shares of any series have one or more ratings, that any particular ratings will be maintained. In addition, because investments in lower rated securities are subject to higher risks than investments in higher rated securities, including a higher risk that the issuer will be unable to pay interest or principal when due, the Fund’s greater allocation to lower rated municipal securities under its recently amended investment mandate may have a negative effect on one or more long-term ratings of the Fund’s preferred shares. The Fund may, at any time, replace a Rating Agency with another Rating Agency or terminate the services of any Rating Agencies then providing a rating for the New VRDP Shares of the applicable series without replacement, in either case, without the approval of holders of New VRDP Shares of the applicable series or other shareholders of the Fund (as each Target Fund may do currently with respect to any rating agency rating its outstanding Target Fund VRDP Shares). In the event a Rating Agency ceases to furnish a long-term rating or the Fund terminates the services of a Rating Agency then providing a long-term rating for the New VRDP Shares of any series, such rating, to the extent it would have been taken into account in any of the provisions of the New VRDP Shares of the applicable series that are included in the applicable New VRDP Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) for such series. In addition, the Rating Agency Guidelines adopted by the Fund may be changed or eliminated at any time without the approval of the holders of New VRDP Shares of any series or other shareholders of the Fund, including in connection with the change or elimination of any or all long-term ratings of the New VRDP Shares of any series.

Additionally, so long as the preferred shares are rated, the Fund will be required to meet certain asset coverage or other criteria in order to maintain such rating. The Fund’s failure to meet such criteria may cause the Fund to sell portfolio positions or to redeem preferred shares at inopportune times in an amount necessary to restore compliance with such criteria, or may result in a downgrade of ratings.

The ratings do not eliminate or necessarily mitigate the risks of investing in New VRDP Shares. A rating issued by a Rating Agency is only the opinion of the entity issuing the rating at that time and is not a guarantee as to quality, or an assurance of the future performance, of the rated security. In addition, the manner in which the Rating Agency obtains and processes information about a particular security may affect the rating agency’s ability to timely react to changes in an issuer’s (in this case, the Fund’s) circumstances that could influence a particular rating. The short-term credit ratings address the timely payment of the Purchase Price of the New VRDP Shares of each series by the applicable Liquidity Provider pursuant to the corresponding New VRDP Purchase Agreement. The ratings on the New VRDP Shares are not recommendations to purchase, hold, or sell those shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The Rating Agency Guidelines do not address the likelihood that an owner of the New VRDP Shares will be able to sell such shares in a Remarketing or otherwise.

Risk of Mandatory and Optional Redemptions. The Fund may be forced to redeem New VRDP Shares of any series to meet Minimum VRDP Asset Coverage requirements, or requirements under a New VRDP Fee Agreement, or may voluntarily redeem New VRDP Shares of any series at any time, including in circumstances that are unfavorable to holders of New VRDP Shares, at times when attractive alternative investment opportunities for reinvestment of the redemption proceeds are not available.

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Tax Risk. The Fund is relying on an opinion of special tax counsel that the New VRDP Shares will qualify as equity in the Fund for U.S. federal income tax purposes. Because there is no direct legal authority on the classification of instruments similar to the New VRDP Shares, investors should be aware that the Internal Revenue Service (the “IRS”) and other governmental taxing authorities could assert a contrary position. See “Federal Income Tax Matters.”

Dividend Rate Risk. The New VRDP Shares are variable dividend rate securities. The value of such securities generally are less sensitive to interest and dividend rate changes but may decline in value if their dividend rate does not rise as much, or as quickly, as interest and dividend rates in general. Conversely, variable dividend rate securities will not generally increase in value if interest and dividend rates decline.

Multiple Series Risk. Following the Reorganizations, the Fund expects to have three series of VMTP Shares and three series of VRDP Shares outstanding. While all preferred shares of the Fund will have equal priority as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, there are some differences between the terms applicable to each series. VMTP Shares have a short-term mandatory redemption date while VRDP Shares have a long-term mandatory redemption date with a liquidity feature. To the extent that the terms of the various series or types of preferred shares differ, there is a risk that market or other events may impact one series of preferred shares differently from other series. If market or other events cause the Fund to breach covenants applicable to one series or type of preferred shares but not others, the Fund may nevertheless be granted discretion to redeem shares of any series of preferred shares, including the affected series, in order to restore compliance, subject to the redemption terms of each series. In addition, the voting power of certain series of preferred shares may be more concentrated than others, and holders of Target Fund VRDP Shares may hold reduced voting percentages of preferred shares in the Fund than they held in a Target Fund individually. In addition, the VMTP Shares of the Acquiring Fund, Premium Income, and Investment Quality are currently owned by a single institutional investor or a single group of affiliated institutional investors. Shareholders are urged to review the terms of each series of preferred shares described elsewhere in this Information Memorandum.

Income Risk. The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short and long term. If interest rates drop, the Fund’s income available over time to make dividend payments with respect to the New VRDP Shares could drop as well if the Fund purchases securities with lower interest coupons. This risk is magnified when prevailing short-term interest rates increase and the Fund holds residual interest municipal bonds.

Other Dividend Risks. In addition to the interest rate risks noted above, the Fund may otherwise be unable to pay dividends on New VRDP Shares in extraordinary circumstances.

Certain Affiliations of the Liquidity Provider and Remarketing Agent. The Fund expects that the Liquidity Provider and the Remarketing Agent for each New VRDP Series will be affiliates of each other (as is currently the case for those entities). Because the Liquidity Provider and its affiliated Remarketing Agent serve multiple roles, such affiliated entities may be subject to potential conflicts of interest in connection with their various legal duties and contractual obligations relating to the New VRDP Shares of each series. These affiliations could, among other things, affect the Remarketing Agent’s determination of the Applicable Rate and the Fund’s ability to change Remarketing Agents should the Fund seek to do so during the tenure of the affiliated Liquidity Provider.

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General Risks of Investing in the Fund

Credit and Below-Investment-Grade Risk. Credit risk is the risk that one or more municipal securities in the Fund’s portfolio will decline in price, or the issuer thereof will fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. In general, lower-rated municipal securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. If a downgrade occurs, the Investment Adviser and/or the Sub-Adviser will consider what action, including the sale of the security, is in the best interests of the Fund. Municipal securities of below-investment-grade quality, commonly referred to as junk bonds, are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and they are more susceptible to default or decline in market value due to adverse economic and business developments than investment-grade municipal securities. Also, to the extent that the rating assigned to a municipal security in the Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The market values for municipal securities of below-investment-grade quality tend to be volatile, and these securities are less liquid than investment-grade municipal securities. For these reasons, an investment in the Fund, compared with a portfolio consisting predominately or solely of investment-grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and/or changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer-specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below-investment-grade market develops, resulting in the price and liquidity of below-investment-grade securities becoming depressed, and this negative perception could last for a significant period of time.

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment-grade issuer to make principal payments and interest payments compared to an investment-grade issuer. The principal amount of below-investment-grade securities outstanding has proliferated in the past decade as an increasing number of issuers have used below-investment-grade securities for financing. An economic downturn may severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. In the event of an economic downturn, with decreased tax and other revenue streams of municipal issuers, or in the event interest rates rise sharply, increasing the interest cost on variable rate instruments and negatively impacting economic activity, the number of defaults by below-investment-grade municipal issuers would likely increase. Similarly, prolonged downturns in profitability in specific industries could adversely affect private activity bonds. The market values of lower-quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on

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an issuer’s assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for below-investment-grade securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund’s ability to dispose of a particular security. There are fewer dealers in the market for below-investment-grade municipal securities than the market for investment-grade municipal securities. The prices quoted by different dealers for below-investment-grade municipal securities may vary significantly, and the spread between the bid and ask price is generally much larger for below-investment-grade municipal securities than for higher-quality instruments. Under adverse market or economic conditions, the secondary market for below-investment-grade securities could contract, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Issuers of such below-investment-grade securities are typically highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below-investment-grade securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific developments, the issuer’s inability to meet specific projected forecasts or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of below-investment-grade securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of below-investment-grade securities will fluctuate over time and, during periods of economic uncertainty, volatility of below-investment-grade securities may adversely affect the Fund’s net asset value. In addition, investments in below-investment-grade zero coupon bonds rather than income-bearing below-investment-grade securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may invest in distressed securities, which are securities issued by issuers that are involved in bankruptcy or insolvency proceedings or are experiencing other financial difficulties at the time of acquisition by the Fund. The issuers of such securities may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these issuers can cause their securities to be particularly risky, although they also may offer the potential for high returns. These issuers’ securities may be considered speculative, and the ability of the issuers to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within the issuers. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

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Investments in lower rated or unrated securities may present special tax issues for the Fund, including where the issuers of these securities default on their obligations pertaining thereto, and the federal income tax consequences to the Fund as a holder of such distressed securities may not be clear.

Municipal Securities Market Risk. Investing in the municipal securities market involves certain risks. The municipal securities market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital, and during periods of market turmoil these firms’ capital may be severely constrained. As a result, under such conditions, some firms may be unwilling to commit their capital to purchase and to serve as a dealer for municipal securities. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the Fund’s investment performance may therefore be more dependent on the analytical abilities of the Investment Adviser and the Sub-Adviser than if the Fund were to invest in stocks or taxable bonds. The secondary market for municipal securities, particularly the below-investment-grade securities in which the Fund may invest, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices or at prices approximating those at which the Fund values them from time to time. Municipal securities may contain redemption provisions, which may allow the securities to be called or redeemed prior to their stated maturity, potentially resulting in the distribution of principal and a reduction in subsequent interest distributions.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or by referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipalities to levy taxes. Further, some state and local governments have been and in the future may be subject to direct ballot referenda that could limit their financial flexibility, or their ability to levy taxes or raise tax revenues, which may adversely affect the marketability of notes and bonds issued by those state and local governments. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt and may not be of the type that would allow the Fund to continue to qualify as a regulated investment company for federal income tax purposes.

Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. These bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal or interest on such mortgage revenue bonds.

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Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued. To the extent that the Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Tender Option Bond Regulatory Risk. The federal banking regulators, the SEC and the CFTC in recent years have adopted rules and regulations that have impacted or may impact TOB trusts and securities issued by such trusts, including most notably the so-called “Volcker Rule,” added to the Bank Holding Company Act of 1956 with the adoption of the Dodd-Frank Act. The Volcker Rule places certain restrictions on the ability of any “banking entity” to sponsor, acquire interests in and engage in certain activities with a TOB trust. As a result, certain activities to support the remarketing of floating rate certificates undertaken by banking entities, in their role as remarketing agents or liquidity providers to TOB trusts, before the compliance date for the Volcker Rule, are no longer permitted under the standard TOB trust structure. To be compliant with the Volcker Rule, the standard TOB trust structure has been modified since the Rule’s adoption (i) to shift certain rights and responsibilities from the remarketing agent and liquidity provider to the owners of the inverse floating rate securities such as the Fund itself, and (ii) to change the way in which liquidity is provided to support remarketing of the floating rate securities. Holders of inverse floating rate securities, including the Fund, may delegate many of these responsibilities to a third party administrator, which would generate additional costs relative to the standard TOB trust structure. The total impact of these modifications remains to be fully seen, but the operational and structural changes associated with these modifications may make early unwinds of TOB trusts in adverse market scenarios more likely, may make the use of TOB trusts more expensive and, overall, may make it more difficult to use TOB trusts to effectively leverage municipal investments to the extent that the Fund may desire. In addition, these modifications have raised or may raise other regulatory issues that may require further refinement to the structure, may impede the future use of TOB trusts as a means of financing leverage, or may increase future costs of TOB-based leverage.

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Interest Rate Risk. Generally, when market interest rates rise, bond prices fall, and vice versa. Interest rate risk is the risk that the municipal securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower-than-expected principal payments may extend the average life of securities, potentially locking-in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change. Because the values of lower-rated and comparable unrated debt securities are affected both by credit risk and interest rate risk, the price movements of such lower grade securities typically have not been highly correlated to the fluctuations of the prices of investment-grade-quality securities in response to changes in market interest rates.

Market Conditions. The 2007–2009 financial crisis in the United States and global economies and the ongoing European sovereign debt crisis resulted in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many investment companies, including to some extent the Fund. A financial crisis of a similar nature in the future may result in fixed-income instruments again experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The financial condition of federal, state and local governments may be sensitive to market events, which may, in turn, adversely affect the marketability of notes and bonds they issue. In the event of a general economic downturn, declines in real estate prices and general business activity may reduce tax revenues of many state and local governments and could affect the economic viability of projects that are the sole source of revenue to support various municipal securities. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. As a result, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of unfavorable market conditions.

In response to the 2007–2009 financial crisis and its aftermath and the ongoing European sovereign debt crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions in the United States and elsewhere have been recovering for several years, they are nevertheless perceived in many regards as still fragile. Withdrawal of government support, failure of efforts in response to a future crisis, or investor perception that such efforts are not succeeding could adversely affect the value and liquidity of certain securities. The severity or duration of unfavorable economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. See “—Municipal Securities Market Risk.”

Inverse Floating Rate Securities Risk. Typically, inverse floating rate securities represent beneficial interests in TOB trusts that hold municipal bonds. See “D. Additional Information About the Investment Policies—Portfolio Investments—Municipal Securities—Inverse Floating Rate Securities.” In general, income on inverse floating rate securities will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal in respect of the underlying municipal bonds.

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In the case of certain TOB trusts, neither the holders of the associated floating rate securities nor the TOB trust itself have recourse to the holder of the inverse floating rate securities for losses on the underlying municipal bonds. In that case, the risk of loss to the Fund generally is limited to its investment in such securities. However, in certain circumstances and in the Sub-Adviser’s discretion, the Fund may enter into a recourse arrangement with the liquidity provider to a TOB trust in the form of a separate shortfall and forbearance agreement by which the Fund will agree to reimburse the liquidity provider for any amounts paid by it under the liquidity facility. The Fund may enter into such recourse agreements: (1) when the liquidity provider to the TOB trust requires such an agreement because the level of leverage in the trust exceeds the level that the liquidity provider is willing to support absent such an agreement; and/or (2) to seek to prevent the liquidity provider from collapsing the trust in the event that the underlying municipal bond held in the trust has declined in value to the point where it may cease to exceed the face amount of outstanding short-term floaters. Such an agreement would require the Fund to reimburse the liquidity provider, among other amounts, upon termination of the TOB trust for the shortfall of the liquidation value of the bonds held in the trust relative to the amount of principal and unpaid interest due to the holders of floating rate securities. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying municipal bonds, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of otherwise comparable municipal bonds held on an unleveraged basis outside a TOB trust.

The Fund may invest in inverse floating rate securities issued by TOB trusts in which the liquidity provider has recourse to the Fund (a “recourse TOB trust”) to the extent that the value of the bonds deposited in the TOB trust may fall in value below the principal amount of the short-term floating rate securities issued by that trust. The inverse floating rate securities issued by such recourse TOB trusts may be highly leveraged. The structure and degree to which the Fund’s inverse floating rate securities are highly leveraged will vary based upon a number of factors, including the size of the trust itself and the terms of the underlying municipal bonds. An inverse floating rate security generally is considered highly leveraged if the ratio of (i) the principal amount of the short-term floating rate securities issued by the TOB trust to (ii) the principal amount of that TOB trust’s inverse floating rate securities equals or exceeds 3:1. In the event of a significant decline in the value of an underlying municipal bond held in a recourse TOB trust, the Fund may suffer losses in excess of the amount of its investment in the inverse floating securities (typically up to an amount equal to the outstanding face amount of such municipal bonds) as a result of liquidating the trust.

The amount of fees paid to the Investment Adviser (which in turn pays a portion of its fees to the Sub-Adviser) for investment advisory services will be higher when the Fund uses leverage because the advisory fees are calculated based on the Fund’s Managed Assets. This may create an incentive for the Investment Adviser and/or the Sub-Adviser to leverage the Fund.

Inverse floating rate securities have varying degrees of liquidity based, among other things, upon the liquidity of the underlying municipal bonds deposited in the TOB trust.

The leverage attributable to inverse floating rate securities may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. In certain circumstances, the likelihood of an increase in the volatility of net asset value may be greater for a fund

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(like the Fund) that relies primarily on inverse floating rate securities to achieve a desired effective leverage ratio. The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•

If the Fund has a need to reduce leverage by reducing or eliminating the amount of short-term floating rate securities issued by a TOB trust, and the municipal bonds in the TOB trust are not actively trading due to adverse market conditions; or

•

If the value of an underlying municipal bond declines significantly (to a level below the notional value of the floating rate securities issued by the TOB trust) and if additional collateral has not been posted by the Fund.

There is no assurance that the Fund’s strategy of investing in inverse floating rate securities will be successful.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. During and following the 2007–2009 financial crisis, certain significant providers of insurance for municipal securities incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that experienced defaults or otherwise suffered extreme credit deterioration. Such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance should they be called upon to do so. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation.

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, the Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources and satisfy a diversification test on a quarterly basis. If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company, all of its taxable income (including its net capital gains) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from the Fund (including underlying distributions attributable to tax exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

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To qualify to pay exempt-interest dividends, which are treated as items of interest excludable from gross income for federal income tax purposes, at least 50% of the value of the total assets of the Fund must consist of obligations exempt from regular income tax as of the close of each quarter of the Fund’s taxable year. If the proportion of taxable investments held by the Fund exceeded 50% of the Fund’s total assets as of the close of any quarter of the Fund’s taxable year, the Fund would not satisfy the general eligibility test that would permit it to pay exempt-interest dividends for that taxable year.

The value of the Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities held by the Fund is normally not subject to regular federal income tax, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could in turn affect the Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax-exempt or tax-advantaged accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Adviser and/or the Sub-Adviser to be reliable) that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and neither the Investment Adviser nor the Sub-Adviser will independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. In certain circumstances, the Fund will make payments to holders of preferred shares to offset the federal income tax effects of a taxable distribution.

Under highly unusual circumstances, the IRS may determine that a municipal bond issued as tax-exempt should in fact be taxable. If the Fund held such a bond, it might have to distribute taxable ordinary income dividends or to reclassify as taxable amounts previously distributed as exempt-interest dividends. In addition, future legislation may change the tax treatment of municipal bond interest.

For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and will not be eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates.

Borrowing Risk. Borrowing may exaggerate changes in the Fund’s net asset value and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation-adjusted (or

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“real”) value of assets or income from investment will be worth less in the future. As inflation increases, dividends paid to preferred shareholders can decline. In addition, during any period of rising inflation, interest rates on borrowings would likely increase.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation risk. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk, Including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives, including: the imperfect correlation between the value of such instruments and the underlying assets of the Fund, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If the Fund enters into a certain derivatives transactions, it could lose more than the principal amount invested. Whether the Fund’s use of derivatives is successful will depend on, among other things, if the Investment Adviser and/or the Sub-Adviser correctly forecast market values, interest rates and other applicable factors. If the Investment Adviser and/or the Sub-Adviser incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected.

The Fund may enter into debt-related derivative instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the Investment Adviser and/or Sub-Adviser of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

Furthermore, derivative investments may be illiquid. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Fund, the Fund would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The inability to close futures or derivatives positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio.

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Derivatives Regulatory Risk. Future regulatory developments could impact the Fund’s ability to invest in certain derivatives. It is possible that government regulation of various types of derivative instruments, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objectives. It is impossible to fully predict the effects of past, present or future legislation and regulation in this area, but the effects could be substantial and adverse. There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategies. Limits or restrictions applicable to the counterparties with which the Fund engages in derivatives transactions (for example, the Volcker Rule) could also prevent the Fund from using certain instruments.

The Dodd-Frank Act sets forth a regulatory framework for OTC derivatives, including financial instruments, such as swaps, in which the Fund may invest. The Dodd-Frank Act grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many current OTC derivatives transactions. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect the Fund’s ability to pursue its investment strategies. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of the investments held by the Fund, restrict the Fund’s ability to engage in derivatives transactions and/or increase the costs of such derivatives transactions.

Further, in February 2012, the CFTC issued a final rule rescinding and amending certain exemptions from registration requirements under the CEA previously available to investment advisers registered with the SEC under the 1940 Act, including the exemption available under CFTC Rule 4.5. In the event that the Fund’s investments in derivative instruments regulated under the CEA, including futures, swaps and options, exceed a certain threshold, the Investment Adviser and/or the Sub-Adviser may be required to register as a “commodity pool operator” and/or a “commodity trading advisor” with the CFTC. In the event the Investment Adviser and/or the Sub-Adviser is required to register with the CFTC, it will become subject to additional recordkeeping and reporting requirements with respect to the Fund, which may increase the Fund’s expenses.

Clearing Broker and Central Clearing Counterparty Risk. The CEA requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be freely accessed by the clearing broker, which may also invest any such funds in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing broker, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

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Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared futures and derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures and derivative contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default of the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Investment Adviser’s and/or the Sub-Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Investment Adviser’s and/or the Sub-Adviser’s judgment in this respect will be correct and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Other Investment Companies Risk. An investment in the securities of another investment company will expose the Fund to the risks of investing in the securities held in such other investment company’s portfolio. The securities of other investment companies may also be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. Utilization of leverage is a speculative investment technique and involves certain risks. An investment in securities of other investment companies that are leveraged may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities will be diminished.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives, insured municipal securities or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the Securities Act or that can be sold in a private transaction pursuant to an exemption from registration. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books from time to time.

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Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of similar events in the future on the U.S. economy. Below-investment-grade securities tend to be more volatile than higher rated securities, meaning that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment-grade securities than on higher rated securities.

Municipal Bond Market Liquidity Risk. Inventories of municipal bonds held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell bonds, and increase bond price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent changes to federal banking regulations may cause certain dealers to reduce their inventories of municipal bonds, which may further decrease the Fund’s ability to buy or sell bonds. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and hurt performance.

Income Risk. The Fund’s income is based primarily on the interest it earns from its investments, which can vary widely over the short-term and long-term. If interest rates drop, the Fund’s income available over time to make dividend payments could drop as well if the Fund purchases securities with lower interest coupons.

Call Risk or Prepayment Risk. During periods of declining interest rates or for other purposes, issuers of callable bonds with higher interest coupons may exercise their option to “call” (or prepay) bonds before their maturity date, forcing the Fund to reinvest in lower-yielding securities.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund’s portfolio’s current earnings rate.

Economic Sector Risk. The Fund may invest 25% or more of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, as well as private activity bonds, including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability. To the extent that the Fund focuses its net assets in the hospital and healthcare facilities sector, for example, the Fund will be subject to risks associated with such sector, including adverse government regulation and reduction in reimbursement rates, as well as government approval of products and services and intense competition. Securities issued with respect to special taxing districts will be subject to various risks, including real-estate development related risks and taxpayer concentration risk. Further, the fees, special taxes or tax allocations and other revenues established to

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secure the obligations of securities issued with respect to special taxing districts are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. Charter schools and other private educational facilities are subject to various risks, including the reversal of legislation authorizing or funding charter schools, the failure to renew or secure a charter, the failure of a funding entity to appropriate necessary funds and competition from alternatives such as voucher programs. Issuers of municipal utility securities can be significantly affected by government regulation, financing difficulties, supply and demand of services or fuel and natural resource conservation. The transportation sector, including airports, airlines, ports and other transportation facilities, can be significantly affected by changes in the economy, fuel prices, labor relations, insurance costs and government regulation.

Cybersecurity Risk. Technology, such as the Internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause a Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations. Certain broker-dealers may be considered to be affiliated persons of the Fund, the Investment Adviser, the Sub-Adviser, Nuveen Investments and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status.

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FEDERAL INCOME TAX MATTERS

Any discussion of U.S. federal income tax considerations in this Information Memorandum was written in connection with the issuance by the Fund of the New VRDP Shares as part of the Reorganizations. Such discussion was not intended or written to be legal or tax advice to any person and was not intended or written to be used, and cannot be used, by any person for the purpose of avoiding any U.S. federal or state tax penalties. Each investor should seek advice based on its particular circumstances from an independent tax advisor.

The discussion below is the opinion of Sidley Austin LLP (“Special Tax Counsel”) on the anticipated U.S. federal income tax consequences to United States persons (as defined by section 7701(a)(30) of the Code) of acquiring, holding and disposing of the New VRDP Shares. Vedder Price P.C. will provide an opinion on the anticipated U.S. federal income tax consequences of certain aspects of the Reorganizations, including an opinion substantially to the effect that the Fund will not recognize gain or loss upon the receipt of substantially all the assets of each Target Fund in exchange for shares of the Fund (including New VRDP Shares) and the assumption of substantially all the liabilities of each Target Fund and a holder of the Target Fund VRDP Shares will not recognize gain or loss upon the exchange of such shares solely for New VRDP Shares. Such opinion will be based, in part, on Special Tax Counsel’s opinion that the New VRDP Shares will constitute equity of the Fund for federal income tax purposes.

Because the discussion below is general in nature and does not address all of the tax consequences related to the New VRDP Shares and because the tax laws governing the New VRDP Shares and their acquisition are complex, you should consult your tax adviser about the federal, and any state, local and foreign tax consequences to you of acquiring and holding the New VRDP Shares under your particular circumstances.

This discussion is based on the current provisions and interpretations of the Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively.

Upon issuance of the New VRDP Shares in connection with the Reorganizations, and subject to certain assumptions and conditions, and based upon certain representations made by the Fund, including representations regarding the terms of the exchange, the nature of the Fund’s assets and the conduct of the Fund’s business, Special Tax Counsel will deliver its opinion concluding that for federal income tax purposes (1) the Fund will qualify as a regulated investment company under the Code, (2) the New VRDP Shares will qualify as equity in the Fund, and (3) distributions made with respect to the New VRDP Shares will qualify as exempt-interest dividends to the extent reported by the Fund and not otherwise limited under Section 852(b)(5)(A) of the Code (under which the total amount of dividends that may be reported as exempt-interest dividends is limited, based on the total amount of exempt interest generated by the Fund).

Investors should be aware that Special Tax Counsel’s opinions are not binding on the Internal Revenue Service (the “IRS”) or any court. See the discussions below under the captions “Treatment of New VRDP Shares as Equity” and “Demand Feature as Part of Stock.” In addition, the Fund’s qualification and taxation as a regulated investment company depends upon the Fund’s ability to meet on a continuing basis, through actual annual operating results, certain requirements in the federal tax laws. Special Tax Counsel will not review the Fund’s compliance with those requirements. Accordingly, no assurance can be given that the actual results of the Fund’s operations for any particular taxable year will satisfy such requirements.

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Qualification and Taxation of the Fund. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any federal income tax to the extent its earnings are so distributed. To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other requirements: (a) distribute to its shareholders at least 90% of the sum of (i) its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt income (the excess of its gross tax-exempt interest income over certain disallowed deductions) and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), two or more issuers (other than securities of other regulated investment companies) controlled by the Fund and engaged in the same, similar or related trades or businesses or one or more qualified publicly traded partnerships. In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under “The Fund’s Investments.” If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company and not cure such failure, the Fund would incur a regular federal corporate income tax on its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund.

A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98.2% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year’s required distribution, is liable for a 4% excise tax on the excess of the required distribution for such calendar year over the distributed amount for such calendar year. To avoid the imposition of this excise tax, the Fund generally intends to make the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

Treatment of New VRDP Shares as Equity. In order for any distributions to owners of the Fund’s New VRDP Shares to be eligible to be treated as exempt-interest dividends, the New VRDP Shares must be classified as equity for federal income tax purposes. The Investment Adviser believes and, as discussed above, Special Tax Counsel will deliver its opinion concluding that, the New VRDP Shares will qualify as equity in the Fund for federal income tax purposes. By acquiring New VRDP Shares, an investor agrees to treat the New VRDP Shares as equity for federal income tax purposes.

Distributions on New VRDP Shares. A holder of New VRDP Shares will be required to report the dividends declared by the Fund for each day on which such holder of New VRDP Shares is the shareholder of record. In connection with any transfer of New VRDP Shares, the transferor as beneficial owner of the New VRDP Shares will be deemed to have agreed pursuant to the terms of the New VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the beneficial owner of the New VRDP Shares in exchange for payment of the purchase price for such New VRDP Shares by the

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transferee. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after that basis has been reduced to zero, will constitute capital gain to the shareholder (assuming the shares are held as a capital asset). As long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders are expected to qualify for the dividends received deduction available to corporate shareholders or qualified dividend income treatment for non-corporate shareholders.

Tax Character of Distributions

In General. The tax character of the Fund’s distributions in the hands of the Fund’s shareholders will be primarily determined by the tax character of the Fund’s underlying income. Although the Fund expects that most of its income will be tax-exempt, some of the Fund’s income may be taxable as capital gains or ordinary income. In addition, the Fund’s tax-exempt income may be subject to the federal alternative minimum tax. The IRS requires a regulated investment company that has two or more classes of shares outstanding to report to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and ordinary income, if any, between its common shares and preferred shares in proportion to the total dividends paid to each class with respect to such year. To the extent permitted under applicable law, the Fund reserves the right to make special allocations of income within a class, consistent with the objectives of the Fund.

Exempt-Interest Dividends. The Fund intends to qualify to pay exempt-interest dividends, as defined in the Code, on its preferred shares by satisfying the requirement that at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of tax-exempt municipal bonds. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on municipal bonds and are so reported by the Fund in written statements to its shareholders. The Fund intends to invest primarily in municipal bonds the income of which is exempt from regular federal income taxes. Thus, substantially all of the Fund’s dividends to the preferred shareholders is expected to qualify as exempt-interest dividends. Exempt-interest dividends will be exempt from federal income tax, subject to the possible application of the federal alternative minimum tax.

Dividends Attributable to Ordinary Income and Capital Gains. Distributions to shareholders by the Fund of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, realized by the Fund will be taxable to its shareholders as ordinary income. In addition, gains of the Fund that are attributable to market discount on municipal securities will be treated as ordinary income. Distributions by the Fund of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund. The amount of capital gains and ordinary income allocable to the Fund’s New VRDP Shares will depend upon the amount of such income realized by the Fund, but is not generally expected to be significant. Except for dividends paid on New VRDP Shares that include an allocable portion of any net capital gain or ordinary income, the Fund anticipates that all other dividends paid on New VRDP Shares will constitute exempt-interest dividends for federal income tax purposes.

The Fund may notify the Remarketing Agent of the amount of any net capital gain or ordinary income taxable for regular federal income tax purposes to be included in any dividend on New VRDP Shares prior to the Rate Determination Date establishing the Applicable Rate for such dividend. If the

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Fund allocates any net capital gain or ordinary income for regular federal income tax purposes to New VRDP Shares without having given such advance notice, the Fund will make certain payments to owners of New VRDP Shares to which such allocation was made to offset the federal income tax effects thereof.

Sales, Exchanges and Other Dispositions of New VRDP Shares. On the sale or other disposition of New VRDP Shares (other than redemptions, the rules for which are described below under the caption “Redemptions of New VRDP Shares”), the amount paid for the seller’s right to any dividends that are accumulated but unpaid at the time of such sale or other disposition will be treated as dividends and subject to the rules described above under the caption “Tax Character of Distributions.” The balance of the amount paid, will generally be treated as (1) capital gain to the extent it exceeds the seller’s basis in the New VRDP Shares, and (2) capital loss to the extent it is less than the seller’s basis in the New VRDP Shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. In the case of non-corporate taxpayers, current law taxes short-term capital gains and ordinary income at a maximum rate of 39.6% and long-term capital gains at a maximum rate of 20%. In addition, because of certain limitations on itemized deductions and the deduction for personal exemptions, the effective rate of tax may be higher in certain circumstances.

Losses realized by a shareholder on the sale or exchange of New VRDP Shares held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received (or deemed received on a sale) with respect to such shares, unless the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. If not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of long-term capital gain received with respect to such shares. For purposes of determining whether New VRDP Shares have been held for six months or less, the holding period will be suspended by reason of the New VRDP Purchase Agreement, thus causing the rules described in the preceding sentences to apply unless with respect to the loss disallowance rule, the Fund satisfies the exception described above.

Any loss realized on a sale or exchange of New VRDP Shares will be disallowed to the extent those shares are replaced by substantially identical stock or securities within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.

Redemptions of New VRDP Shares. Gain or loss, if any, resulting from a redemption of the New VRDP Shares (determined by treating any part of the redemption price that represents accrued but unpaid dividends as dividends on the New VRDP Shares rather than as part of the amount paid in exchange for the New VRDP Shares) will be taxed as gain or loss from the sale or exchange of the New VRDP Shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner’s interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) with respect to non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, a shareholder’s ownership of the common shares and preferred shares will be taken into account, as will shares attributed to such shareholder under attribution rules contained in the Code.

Tax on Net Investment Income. A 3.8% federal tax is imposed on the net investment income of individuals, estates and trusts with incomes above certain threshold amounts. The types of investment

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income used to calculate “net investment income” include taxable distributions (if any) made by the Fund with respect to the New VRDP Shares and gains (if any) from the sale or other disposition of the New VRDP Shares.

Consequences of Insufficient Distributions. If at any time when the Fund’s New VRDP Shares are outstanding the Fund fails to meet asset coverage (as determined pursuant to the 1940 Act) of at least 200%, the Fund will be required to suspend distributions to holders of its common shares until such asset coverage is restored. This may prevent the Fund from distributing at least 90% of its investment company taxable income (as that term is defined in the Code) determined without regard to the deduction for dividends paid and net tax-exempt income and may therefore jeopardize the Fund’s qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or the non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the Minimum VRDP Asset Coverage, the Fund will be required to redeem preferred shares in order to maintain or restore such asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

Demand Feature as Part of Stock. The New VRDP Statements generally require that the Fund maintain the New VRDP Purchase Agreements, which contain a demand feature pursuant to a purchase obligation. Under the New VRDP Statements, each holder and beneficial owner of New VRDP Shares is deemed to have agreed, for federal income tax purposes, to treat this purchase obligation as part of the New VRDP Shares rather than as a separate property right. Such treatment is not, however, binding on the IRS or any court. If a New VRDP Share and the corresponding demand feature under the applicable New VRDP Purchase Agreement are treated as separate property rights (for example, as a share of stock and an option), then the tax consequences to investors, including the timing and character of income, gain and loss, will be different from those described in this Information Memorandum, and the tax consequences of the Reorganizations to holders of Target Fund VRDP Shares will be different from those described in the Proxy Statement and this Information Memorandum. You should consult your tax adviser about the tax consequences to you if New VRDP Shares and the demand feature under the corresponding New VRDP Purchase Agreement are treated as separate property rights.

The foregoing is a general summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the federal income taxation of the Fund and holders of New VRDP Shares. These provisions are subject to change by legislative, judicial or administrative action, and any such change may be retroactive. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the federal alternative minimum tax. Shareholders are advised to consult their own tax advisors for more detailed information concerning the regular federal income tax and federal alternative minimum income tax consequences of purchasing, holding and disposing of New VRDP Shares.

The foregoing summary does not address any possible state, local and foreign tax consequences of acquiring and holding the New VRDP Shares and you should consult your tax adviser about such possible consequences.

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HOW THE FUND MANAGES PORTFOLIO RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a “majority of the outstanding” common shares and preferred shares voting together as a single class, and the approval of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. Among other restrictions, the Fund may not invest more than 25% of total Fund assets in securities of issuers in any one industry, except that this limitation does not apply to municipal bonds backed by the assets and revenues of governments or political subdivisions of governments or to the investment of 25% of its total assets. The Fund may become subject to guidelines which are more limiting than the investment restrictions set forth above in order to obtain and maintain ratings from Fitch, Moody’s or S&P on the New VRDP Shares. See “The Fund’s Investments—Investment Restrictions” for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Quality Investments

As a non-fundamental policy, under normal circumstances, the Fund will be permitted to invest up to 35% of its Managed Assets in municipal securities rated, at the time of investment, Baa or BBB or below, including below-investment-grade municipal securities, or unrated securities judged to be of comparable quality by the Sub-Adviser.

Hedging Strategies

The Fund may use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures or options based on either an index of long-term municipal securities or on taxable debt securities whose prices, in the opinion of the Investment Adviser and/or the Sub-Adviser, correlate with the prices of the Fund’s investments. These hedging strategies may generate taxable income. See “The Fund’s Investments—Derivatives and Hedging Strategies.”

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DESCRIPTION OF OUTSTANDING SHARES

Common Shares

The Declaration of Trust authorizes an unlimited amount of common shares, par value $0.01 per share. If the Reorganizations are consummated, the Fund will issue additional common shares to the common shareholders of each Target Fund based on the relative per share net asset value of the Fund and the net asset values of the assets of such Target Fund that are transferred in connection with the Reorganizations, in each case as of the Valuation Time (as defined in the Agreement and Plan of Reorganization). The value of the Fund’s and each Target Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all of the Fund’s and each Target Fund’s outstanding preferred shares.

The terms of the Fund’s common shares to be issued pursuant to the Reorganizations will be identical to the terms of the Fund’s common shares that are then outstanding. All of the Fund’s common shares have equal rights with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Fund’s common shares, when issued, will be fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Whenever preferred shares, including the New VRDP Shares, are outstanding, the Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend, distribution or purchase price.

Outstanding VMTP Shares

The Fund currently has outstanding 2,650 VMTP Shares, Series 2016, with a par value of $0.01 per share and a liquidation preference of $100,000 per share (previously defined as the “Outstanding VMTP Shares”). The Outstanding VMTP Shares were offered and sold in December 2013 by the Fund to a qualified institutional buyer pursuant to Rule 144A under the Securities Act, with all cash proceeds, net of offering expenses, used to refinance and redeem the Fund’s VMTP Shares, Series 2014, and MuniFund Term Preferred Shares, Series 2015.

Holders of Outstanding VMTP Shares are entitled to receive cash dividends when, as and if declared by the Fund’s Board. The amount of dividends per Outstanding VMTP Share payable on any dividend payment date will equal the sum of dividends accumulated but not yet paid for each rate period during the relevant monthly dividend period. The dividend rate applicable to any rate period (which typically consists of seven days) is an index rate based on the SIFMA Municipal Swap Index plus an applicable spread. The applicable spread is subject to adjustment in certain circumstances, including a change in the credit rating assigned to the Outstanding VMTP Shares.

The Outstanding VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The Fund is obligated to redeem the Outstanding VMTP Shares on December 30, 2016, unless earlier redeemed or repurchased by the Fund, at a redemption price per share equal to the liquidation preference per share ($100,000) plus any accumulated but unpaid dividends thereon. The Outstanding VMTP Shares also may be redeemed in whole or in part at the option of the Fund at a

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redemption price per share equal to the liquidation preference per share plus any accumulated but unpaid dividends thereon, plus a certain redemption premium. In the event the Fund fails to comply with asset coverage and/or effective leverage ratio requirements and any such failure is not cured within the applicable cure period, the Fund may become obligated to redeem such number of preferred shares as are necessary to achieve compliance with such requirements.

On or prior to June 30, 2016, referred to in the Statement for the Outstanding VMTP Shares as the liquidity account initial date, the Fund is required to cause its custodian to segregate from the other assets of the Fund securities owned by the Fund with a market value equal to at least 110% of the sum of the aggregate liquidation preference of the Outstanding VMTP Shares plus an amount equal to all dividends payable thereon through the term redemption date that have not previously been paid. It is expected that the Outstanding VMTP Shares will be refinanced on or prior to the liquidity account initial date with the proceeds of the issuance of one or more new series of VMTP Shares and/or other preferred shares of the Fund with an aggregate liquidation preference at least equal to the aggregate liquidation preference of the Outstanding VMTP Shares. The refinancing of the Outstanding VMTP Shares may take place prior to the closing of the Reorganizations.

Except as otherwise provided in the Fund’s declaration of trust or the Statement for the Outstanding VMTP Shares or as otherwise required by applicable law, (1) each holder of Outstanding VMTP Shares is entitled to one vote for each Outstanding VMTP Share held on each matter submitted to a vote of shareholders of the Fund, and (2) the holders of Outstanding VMTP Shares, along with holders of other outstanding preferred shares of the Fund, vote with holders of common shares of the Fund as a single class; provided, however, that holders of preferred shares, including Outstanding VMTP Shares, are entitled as a class to elect two trustees of the Fund at all times. The holders of outstanding common shares and preferred shares, including Outstanding VMTP Shares, voting as a single class, elect the balance of the trustees of the Fund.

Holders of Outstanding VMTP Shares, as a separate class, have voting and consent rights with respect to certain actions that would materially and adversely affect any preference, right or power of the Outstanding VMTP Shares or holders of Outstanding VMTP Shares. In addition, holders of Outstanding VMTP Shares have certain consent rights under the purchase agreement for the Outstanding VMTP Shares with respect to certain actions that would affect their investment in the Fund. Holders of Outstanding VMTP Shares also are entitled to vote as a class with holders of other preferred shares of the Fund on matters that relate to the conversion of the Fund to an open-end investment company, certain plans of reorganization adversely affecting holders of the preferred shares or any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. Holders of preferred shares, including Outstanding VMTP Shares, are entitled to elect additional trustees, constituting, when added to the two trustees elected exclusively by the holders of preferred shares, a majority of the trustees, in the event at least two full years’ dividends are due and unpaid and sufficient cash or specified securities have not been deposited for their payment, or at any time holders of preferred shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

The Outstanding VMTP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The Outstanding VMTP Shares have equal priority as to the payment of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund with other preferred shares of the Fund, including the New VMTP Shares and New VRDP Shares to be issued in connection with the Reorganizations.

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NET ASSET VALUE

The Fund’s net asset value per common share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board or its delegate.

The Fund’s custodian calculates the Fund’s net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund’s Board has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund’s portfolio securities) are valued at fair value as determined by the Board in reliance upon data supplied by the pricing service. The pricing service uses methods that consider yields or prices of municipal securities of comparable quality, type of issue, coupon, maturity, and ratings; dealers’ indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund’s officers review the pricing service’s procedures and valuations, under the general supervision of the Board.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each obligation, contract or instrument made or issued by the Fund or the trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration of Trust requires a vote by holders of at least two-thirds of the outstanding common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s outstanding common shares and preferred shares, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the

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required vote by the applicable class or series will be required. For the purposes of the foregoing, the term “recapitalization” will not mean, without limitation, the issuance or redemption of preferred shares pursuant to the terms of the Declaration of Trust or statement establishing and fixing the rights and preferences of preferred shares adopted with respect to such preferred shares, whether or not in conjunction with the issuance, retirement or redemption of other securities or indebtedness of the Fund. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise, whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) of any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as that term is used in the 1940 Act) which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration of Trust or the By-Laws, the affirmative vote of the holders of at least a majority of the Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing voting provisions may be amended or repealed except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Fund’s Board believes that the provisions of the Declaration of Trust relating to such higher votes are in the best interests of the Fund.

The Declaration of Trust provides that the obligations of the Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees will not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition, the By-Laws require the Board be divided into three classes with staggered terms. This provision of the By-Laws could delay for up to two years the replacement of a majority of the Board. Holders of preferred shares, voting as a separate class, are entitled to elect two of the Fund’s trustees.

The provisions of the Declaration of Trust and By-Laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine.

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Reference should be made to the Declaration of Trust and By-Laws on file with the SEC for the full text of these provisions.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, REDEMPTION AGENT AND REMARKETING AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services and also serves as the Fund’s transfer, shareholder services and dividend paying agent with respect to the Fund’s common shares.

It is anticipated that the Tender and Paying agent for the New VRDP Shares will be The Bank of New York Mellon, Corporate Trust Division, Dealing and Trading Group, 101 Barclay Street, Floor 7E, New York, New York 10286. The Tender and Paying Agent will act as the Fund’s tender agent, transfer agent and registrar, dividend disbursing agent, paying agent and redemption price disbursing agent with respect to the New VRDP Shares.

The Fund anticipates that it will enter into a remarketing agreement with a remarketing agent for each series of New VRDP Shares that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities and that will be either the current remarketing agent for the corresponding Target Fund VRDP Shares or a replacement appointed in accordance with the applicable VRDP Statement and related agreements. For more information on the role of the Remarketing Agent, please see each New VRDP Statement.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund appearing in the Fund’s Annual Report for the year ended October 31, 2015 are incorporated herein. The financial statements as of and for the years ended October 31, 2015 and 2014 have been audited by KPMG LLP (“KPMG”), independent registered public accounting firm, as set forth in their report thereon and incorporated herein. Such financial statements are incorporated herein in reliance upon such report given on the authority of such firm as experts in accounting and auditing. KPMG provides auditing services to the Fund. The principal business address of KPMG is 200 East Randolph Street, Chicago, Illinois 60601.

During the fiscal year ended October 31, 2014, the Board of the Fund, upon recommendation of the Audit Committee, engaged KPMG as the independent registered public accounting firm to the Fund, replacing Ernst & Young LLP (“Ernst & Young”), which resigned as the independent registered public accounting firm effective August 11, 2014, as a result of the subsequently completed acquisition of Nuveen Investments by TIAA.

Ernst & Young’s reports on the Fund for the fiscal years ended prior to October 31, 2014 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal years ended prior to October 31, 2014 for the Fund and for the period November 1, 2013 through August 11, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements.

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AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be accessed through the SEC’s Internet site at www.sec.gov or can be inspected and copied for a fee at the SEC’s public reference room, 100 F Street, N.E., Washington, D.C. 20549.

The Fund’s audited financial statements for the fiscal year ended October 31, 2015, together with the report of KPMG LLP thereon, are incorporated in this Information Memorandum by reference to its 2015 Annual Report (File No. 811-09297). Information about the directors and officers of the Fund is incorporated in this Information Memorandum by reference to the Fund’s 2015 Annual Report. Copies of the Fund’s Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. Other than the financial statements included in the Fund’s Annual Report, the information contained in, or that can be accessed through, the SEC’s or the Fund’s website is not part of this Information Memorandum.

If at any time the Fund is not subject to Section 13(a) or 15(d) of the Exchange Act, the Fund will furnish to holders of New VRDP Shares and prospective investors, upon their request, the information specified in Rule 144A(d)(4) under the Securities Act in order to permit compliance with Rule 144A in connection with resales of New VRDP Shares.

Statements in this Information Memorandum about the contents of any contract or other document are not necessarily complete. Copies of the Target Fund VRDP Statements and the VRDP Purchase Agreements, Remarketing Agreements and Tender and Paying Agent Agreements for the Target Funds, as well as the proposed forms thereof for the New VRDP Shares, are available upon request from the Fund, and each statement herein about the contents of any such document is qualified in all respects by reference to such document.

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APPENDIX A—FORMS OF STATEMENTS ESTABLISHING AND FIXING THE RIGHTS

AND PREFERENCES OF VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

(effective as of [●], 2016: NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND)

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 1

VARIABLE RATE DEMAND PREFERRED SHARES

(Relating to the issuance of Series 1 Variable Rate Demand Preferred Shares by the

above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of

Nuveen Investment Quality Municipal Fund, Inc. (NQM))

Effective Date: [●]

2

3

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

(effective as of [●], 2016: NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND)

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 1

VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”);

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of the Series 1 Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto:

DESIGNATION OF SERIES 1 VRDP

Series 1: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 1 Variable Rate Demand Preferred Shares,” also referred to herein as “Series 1 VRDP.” “Series 1 VRDP Shares” or “shares of Series 1 VRDP,” and references to “such Series” with respect to the Series 1 VRDP Shares shall be interpreted as references to “shares of such Series,” as the context may require. Each share of Series 1 VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). With respect to the initial issuance of Series 1 VRDP, each share of Series 1 VRDP shall have an Applicable Rate equal to the rate determined by the Remarketing Agent on the Target Fund VRDP (as defined below) on Wednesday, [●] for the Initial Rate Period from, and including, the Date of Original Issue to, and including, [●] and an initial Dividend Payment Date of [●]. The Series 1 VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series 1 VRDP shall be identical.

The number of Series 1 VRDP Shares which the Board of Trustees has initially authorized for issuance is 2,368. The Board of Trustees may, from time to time, authorize the issuance of additional Series 1 VRDP Shares in accordance with the terms hereof.

One share of Series 1 VRDP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 1 Variable Rate Demand Preferred Shares of Nuveen Investment Quality Municipal Fund, Inc. (the “Target Fund VRDP”) outstanding on the date of distribution in connection with the reorganization of Nuveen Investment Quality Municipal Fund, Inc. (the “Target Fund”) as described in the Information Memorandum (as defined below).

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DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

            (a)        “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series 1 VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

            (b)        “Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

            (c)         “Applicable Base Rate” means the greater of the SIFMA Municipal Swap Index Rate or the LIBOR Rate.

            (d)         “Applicable Percentage” has the meaning set forth in the definition of the Maximum Rate.

            (e)         “Applicable Rate” means the dividend rate per annum on any Series 1 VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

            (f)         “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series 1 VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

            (g)         “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful Remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists;

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provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

            (h)         “Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of Series 1 VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name Series 1 VRDP Shares are recorded as beneficial owner of such Series 1 VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

            (i)        “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

            (j)         “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

            (k)         “Code” means the Internal Revenue Code of 1986, as amended.

            (l)         “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

            (m)         “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

            (n)        “Date of Original Issue,” with respect to any Series 1 VRDP Share, means the date on which the Fund initially issued such Series 1 VRDP Share.

            (o)        “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

            (p)         “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory

6

redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

            (1)        cash or any cash equivalent;

            (2)        any U.S. Government Security;

            (3)        any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

            (4)        any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

            (5)        any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

            (q)         “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month.

            (r)         “Dividend Period,” with respect to the Series 1 VRDP Shares, means the period from, and including, the Date of Original Issue in connection with the initial issuance of Series 1 VRDP Shares to, but excluding, the initial Dividend Payment Date for the Series 1 VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for the Series 1 VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for the Series 1 VRDP Shares.

            (s)         “Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

            (t)         “Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

            (u)         “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

            (v)         “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

7

            (w)         “Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 1 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

            (x)        “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

            (y)         “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series 1 VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series 1 VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

            (z)         “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series 1 VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

            (aa)         “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series 1 VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

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            (bb)         “Failure to Deposit” means, with respect to shares of Series 1 VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series 1 VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

            (cc)         “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series 1 VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

            (dd)         “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

            (ee)         “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after giving effect to regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

            Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on income, such as (A) the alternative minimum tax or (B) the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

            (ff)        “Holder” means a Person in whose name a Series 1 VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

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            (gg)         “Information Memorandum” means the proxy statement of the Target Fund and the other funds named therein, dated [●], 2016, and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional Series 1 VRDP Shares.

            (hh)        “Initial Rate Period,” means the period commencing on and including the Date of Original Issue in connection with the initial issuance of shares of the Series designated Series 1 Variable Rate Demand Preferred Shares of the Fund and ending on, and including, [●], the next succeeding Wednesday, as set forth under “Designation of Series 1 VRDP” above.

            (ii)         “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

            (jj)        “Late Charge” has the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

            (kk)         “LIBOR Dealer” means [●] and such other dealer or dealers as the Fund from time to time may appoint as such, their respective affiliates and successors.

            (ll)         “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if no LIBOR Dealer quotes a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the

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five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

            (mm)         “Liquidation Preference,” with respect to a given number of Series 1 VRDP Shares, means $100,000 times that number.

            (nn)          “Liquidity Account Investments” means any Deposit Security or any other security or investment owned by the Fund that is rated at least A- or the equivalent rating by each NRSRO then rating such security or investment, provided that any such Deposit Security or other security or investment shall be so rated by at least one NRSRO.

            (oo)           “Liquidity Provider” means any entity acting in such capacity pursuant to a VRDP Purchase Agreement, initially [●].

            (pp)          “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 1 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

            (qq)           “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 30 days nor more than 45 days following such Liquidity Provider Ratings Event, or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund shall obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDP Purchase Agreement is delivered.

            (rr)            “London Business Day” means any day on which commercial banks are generally open for business in London.

            (ss)            “Mandatory Purchase” means the mandatory purchase of Outstanding Series 1 VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

            (tt)             “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with this Statement and the VRDP Purchase Agreement.

            (uu)          “Mandatory Purchase Event” means (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP

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Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement then in effect. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

            (vv)          “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series 1 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

            (ww)       “Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all Series 1 VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series 1 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 1 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series 1 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

            (xx)          “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series 1 VRDP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

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            (yy)         “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series 1 VRDP Shares, a notice delivered in accordance with the VRDP Purchase Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

            (zz)         “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

            (aaa)      “Maximum Rate” means, for the Series 1 VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for the Series 1 VRDP Shares will depend on the long-term rating assigned to the Series 1 VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series 1 VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term Ratings*		Applicable Percentage of Applicable Base Rate— No Notification
Moody’s	Fitch
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*	And/or the equivalent ratings of another Rating Agency then rating the Series 1 VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series 1 VRDP Shares.
**	Includes unrated, if no Rating Agency is then rating the Series 1 VRDP Shares.

provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 1 VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

            The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, following such adjustment, the Maximum Rate is equal to or higher than the

13

rates determined as set forth above, and immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage.

            A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

            Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 1 VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

            (bbb)        “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

            (ccc)         “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDP Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, or as otherwise provided in connection with a Special Rate Period, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

            (ddd)         “Minimum VRDP Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage as of the close of business on the last Business Day of any month (as required by Section 6 of Part I of this Statement), the tenth Business Day of the following month.

            (eee)          “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

            (fff)           “Municipal Securities” means municipal securities as described under “The Fund’s Investments – Municipal Securities” in the Information Memorandum.

            (ggg)         “1940 Act” means the Investment Company Act of 1940, as amended.

            (hhh)         “Notice of Proposed Special Rate Period” has the meaning specified in paragraph (c) of Section 4 of Part I of this Statement.

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            (iii)            “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

            (jjj)            “Notice of Redemption” has the meaning specified in paragraph (c) of Section 9 of Part I of this Statement.

            (kkk)        “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series 1 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

            (lll)           “Notice of Special Rate Period” has the meaning specified in paragraph (d)(i) of Section 4 of Part I of this Statement.

            (mmm)     “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series 1 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

            (nnn)         “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

            (ooo)         “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

            (ppp)         “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

            (qqq)        “Optional Tender” means any tender of Series 1 VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing Series 1 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 1 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 1 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

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            (rrr)         “Other Special Rate Period Provisions” has the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

            (sss)        “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such Series with respect to which, in the case of Series 1 VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any Series 1 VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

            (ttt)         “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

            (uuu)      “Preferred Shares” means the preferred shares of the Fund, including the VRDP Shares.

            (vvv)      “Preliminary Notice of Purchase” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

            (www)    “Purchase Date,” with respect to any purchase of Series 1 VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of such proposed Special Rate Period.

16

            (xxx)         “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series 1 VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such Series 1 VRDP Shares.

            (yyy)         “Purchase Price” means an amount equal to the Liquidation Preference of any Series 1 VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

            (zzz)          “Purchased VRDP Shares” means all Series 1 VRDP Shares purchased by the Liquidity Provider pursuant to Article II of the VRDP Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such Series 1 VRDP Shares.

            (aaaa)       “Rate Determination Date” means, with respect to the Series 1 VRDP Shares, the last day of a Rate Period for the Series 1 VRDP Shares or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

            (bbbb)      “Rate Period,” with respect to the Series 1 VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

            (cccc)       “Rate Period Days,” for any Rate Period, means the number of days in such Rate Period.

            (dddd)      “Rating Agency” means each NRSRO, if any, then providing a rating for the Series 1 VRDP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.

            (eeee)       “Rating Agency Guidelines” means the guidelines provided by each Rating Agency, as may be amended from time to time, applied by such Rating Agency in connection with the Rating Agency’s rating of Series 1 VRDP Shares.

            (ffff)          “Redemption Date” has the meaning specified in paragraph (c) of Section 10 of Part I of this Statement.

            (gggg)      “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

             (hhhh)          “Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Fund may from time to time appoint.

            (iiii)             “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

17

            (jjjj)             “Related Party Termination Date” means the effective date of the termination of the VRDP Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

            (kkkk)          “Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series 1 VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

            (llll)             “Remarketing” means the remarketing of Series 1 VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

            (mmmm)    “Remarketing Agent” means the entity appointed as such with respect to Series 1 VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund, initially [●].

            (nnnn)          “Remarketing Agreement” means the Remarketing Agreement, with respect to the Series 1 VRDP Shares, dated as of [●], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

            (oooo)          “Remarketing Notice” has the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

             (pppp)          “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

             (qqqq)          “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

            (rrrr)           “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

            (ssss)           “Scheduled Termination Date” means [●], or any succeeding date to which the term of the VRDP Purchase Agreement of the initial Liquidity Provider is extended, or, as the case may be, the initial Scheduled Termination Date of any Alternate VRDP Purchase Agreement, or any succeeding date to which the term of the Alternate VRDP Purchase Agreement is extended.

            (tttt)            “SEC” means the Securities and Exchange Commission.

            (uuuu)         “Securities Act” means the Securities Act of 1933, as amended.

            (vvvv)         “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the Series 1 VRDP Shares.

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            (wwww)    “SIFMA Municipal Swap Index” means, on any Rate Determination Date, the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on such Rate Determination Date.

            (xxxx)         “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by 3:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect on the previous Rate Determination Date.

            (yyyy)         “Special Rate Period,” with respect to the Series 1 VRDP Shares, means a Rate Period that is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

            (zzzz)          “Special Redemption Provisions” has the meaning specified in paragraph (a)(i) of Section 10 of Part I of this Statement.

            (aaaaa)       “Statement” means this statement establishing and fixing the rights and preferences of Series 1 VRDP Shares, as it may be amended or supplemented from time to time in accordance with the provisions hereof.

            (bbbbb)      “Subsequent Rate Period,” with respect to shares of Series 1 VRDP, means the period from, and including, the first day following the Initial Rate Period of shares of such Series to, and including, the next Rate Determination Date for shares of such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

            (ccccc)        “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.

            (ddddd)      “Taxable Allocation” has the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

            (eeeee)        “Tender” means an Optional Tender or Mandatory Tender, as applicable.

            (fffff)          “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series 1 VRDP Shares.

            (ggggg)         “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, with respect to the Series 1 VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

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            (hhhhh)         “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

            (iiiii)              “Voting Period” has the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

            (jjjjj)             “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the Series 1 VRDP Shares, dated as of [●], between the Fund and the initial Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

            (kkkkk)         “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, with respect to the Series 1 VRDP Shares, dated as of [●], between the Tender and Paying Agent and the initial Liquidity Provider, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

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PART I

1.         Number of Authorized Shares.

            The initial number of authorized shares constituting Series 1 VRDP is as set forth above under the title “Designation of Series 1 VRDP.”

2.         Dividends.

            (a)         Ranking. The shares of Series 1 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

            (b)         Cumulative Cash Dividends. The Holders of Series 1 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series 1 VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Series 1 VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series 1 VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in paragraph (e)(i)(C) of this Section 2) on account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.

            (c)         Dividends Cumulative from Date of Original Issue. Dividends on Series 1 VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

            (d)         Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Date with respect to the Series 1 VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

                         (i)         notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period following a Minimum Rate Period shall be the Business Day immediately following the end of such Minimum Rate Period; and

                          (ii)        notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for the Series 1 VRDP Shares; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period relating to such Special Rate Period, as provided in accordance with Section 4 of Part I of this Statement, which Notice of Proposed Special Rate Period, if any, and

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Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of Part I of this Statement.

            (e)         Applicable Rates and Calculation of Dividends.

                         (i)        Applicable Rates. The dividend rate on Series 1 VRDP Shares during the Initial Rate Period shall be equal to the rate per annum specified under “Designation of Series 1 VRDP” above. For each Subsequent Rate Period of the Series 1 VRDP Shares thereafter, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

                (A)         if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

                (B)         in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period;

                (C)        if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, but, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period for the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the shares, if any, of such Series for which a

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Notice of Redemption had been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement, an amount computed by multiplying, (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the applicable Redemption Date plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series to be redeemed (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day), the Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period as provided above in this paragraph (e), unless a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (f) of this Section 2, in which case no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period;

                (D)         if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, and, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period therefor thereafter (or for any Subsequent Rate Period therefor thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/‘BBB-’”); or

                (E)         in connection with a Special Rate Period, the Fund may establish other or additional terms with respect to the dividend rate in accordance with Section 4 of Part I of this Statement.

                         Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

                        (ii)         Calculation of Dividends. The amount of dividends per share payable on shares of Series 1 VRDP on any Dividend Payment Date shall equal the sum of the dividends

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accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) shall be computed by multiplying the Applicable Rate in effect for shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the number of days in each such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

            (f)        Curing a Failure to Deposit. A Failure to Deposit with respect to shares of Series 1 VRDP shall be cured for purposes of paragraph (e) above on the Business Day on which, by 12:00 noon, New York City time, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

            (g)         Dividend Payments by Fund to Tender and Paying Agent. In connection with each Dividend Payment Date for Series 1 VRDP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with the designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

            (h)        Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series 1 VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any Deposit Securities paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, upon request of the Fund, be repaid to the Fund as soon as possible after the date on which such Deposit Securities were so to have been applied.

            (i)        Dividends Paid to Holders. Dividends on the Series 1 VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series 1 VRDP Shares, the transferor as Beneficial Owner of Series 1 VRDP Shares shall be deemed to have agreed pursuant to the terms of the Series 1 VRDP Shares to transfer to the transferee the right

24

to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series 1 VRDP Shares in exchange for payment of the Purchase Price for such Series 1 VRDP Shares by the transferee.

            (j)         Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Series 1 VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (i) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

            (k)         Dividends Designated as Exempt-Interest Dividends. Dividends on Series 1 VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3.         Gross-Up Payments. Holders of Series 1 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

            (a)        If the Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on Series 1 VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

            (b)        The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

4.         Designation of Special Rate Periods.

            (a)         Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period for the Series 1 VRDP Shares as a Special Rate Period having the duration specified by the Fund in accordance with this Section 4 and ending on a Wednesday, subject to adjustment as provided in paragraph (b) of this Section 4, or, if so designated by the Fund, ending on the final redemption date specified in paragraph (b)(i)(A) of Section 9 of Part I of this Statement. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. A designation of a Special Rate Period shall be effective only if (i) in the case of the designation of a Special Rate Period to succeed a Minimum Rate Period, (A) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(i) of this Section 4, (B) no Series 1 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative

25

dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on the Series 1 VRDP Shares, and (C) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent, or (ii) in the case of the designation of a Special Rate Period to succeed a Special Rate Period, notice thereof shall have been given in accordance with paragraph (d)(ii) of this Section 4.

            (b)         Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period for the Series 1 VRDP Shares as a Special Rate Period, but the day that would otherwise be the last day of such Special Rate Period is a Wednesday that is not a Business Day, then the Special Rate Period shall end on the next Business Day and the succeeding Subsequent Rate Period (if it is a Minimum Rate Period) will end on the following Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

            (c)         Notice of Proposed Special Rate Period. If the Fund proposes to designate a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be a day that would otherwise be the first day of a Minimum Rate Period), a notice (a “Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series 1 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders of shares of such Series with copies provided to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period for the Series 1 VRDP Shares as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such first day (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series 1 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on the Series 1 VRDP Shares, (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

            (d)         Notices in Respect of Special Rate Period. The Fund shall deliver a notice of Special Rate Period (a “Notice of Special Rate Period”) in accordance with paragraph (i)(A) or (ii) below or a notice that the Fund is electing not to designate a Special Rate Period in accordance with paragraph (i)(B) below, as applicable:

                         (i)        In connection with the designation of a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, no later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed

26

Special Rate Period for the Series 1 VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

                (A)         a Notice of Special Rate Period stating (1) that the Fund has determined to designate the next succeeding Rate Period for shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (2) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (3) that such Special Rate Period shall not commence if (x) any Series 1 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period or (y) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series 1 VRDP Shares, prior to such Rate Determination Date have not been paid in full, (4) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (5) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period; or

                (B)         a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

                         (ii)        In connection with designation of a Special Rate Period to succeed a Special Rate Period pursuant to paragraph (a)(ii) of this Section 4, the Fund shall deliver a Notice of Special Rate Period as specified in and otherwise in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded.

            (e)        Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in paragraphs (d)(i)(A) or (d)(ii) of this Section 4 of any proposed Special Rate Period to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(i)(B) of this Section 4. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(i)(A) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund.

            (f)         Other Special Rate Period Provisions. In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of Series 1 VRDP Shares, but with the prior written consent of the Liquidity Provider, if any (and to the extent that the Liquidity Provider is appointed as such for such Special Rate Period), may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including, but not limited to, with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than

27

Section 9(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series 1 VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

            (g)         Minimum Rate Period Succeeding a Special Rate Period. The Fund, at its option, may designate the Rate Period (together with succeeding Rate Periods until the establishment of a Subsequent Rate Period as a Special Rate Period) succeeding a Special Rate Period as a Minimum Rate Period. Notice thereof shall be delivered in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded by the Minimum Rate Period.

5.        Voting Rights.

            (a)         One Vote Per VRDP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

            (b)         Voting for Additional Trustees.

                         (i)        Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                (A)         if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

                (B)         if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

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                         Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

                         (ii)        Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

                         (iii)        Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

                         (iv)        Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

            (c)         Holders of VRDP Shares to Vote on Certain Other Matters.

                         (i)        Increases in Capitalization and Certain Amendments. The Board of Trustees, without the vote or consent of the Holders of Series 1 VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series 1 VRDP Shares, or any classes or series of Preferred Shares ranking on a parity with Series 1 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. So long as any Series 1 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series 1 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to the Series 1 VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by

29

merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series 1 VRDP Shares or the Holders or the Beneficial Owners thereof; provided, however, that (i) none of the actions permitted by the first sentence of this paragraph (c) or by paragraph (a) of Section 12 of Part I of this Statement will be deemed to so affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to so affect such preferences, rights or powers only if the terms of such division so affect the Holders of Series 1 VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Series 1 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to so affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any right, preference or power of the Series 1 VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply with applicable law) any restriction on transfer applicable to such Series. So long as any Series 1 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Series 1 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above requiring the vote of Holders of Series 1 VRDP Shares would adversely affect the rights of Series 1 VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of the Series 1 VRDP Outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series 1 VRDP voting as a separate class). Notwithstanding the foregoing, as set forth in paragraph (b) of Section 8 of Part I of this Statement, the Fund, without the vote, approval or consent of Holders of Series 1 VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series 1 VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement.

                         (ii)        1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

                         (iii)       Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of Series 1 VRDP Shares is otherwise required by this Statement, Holders of Outstanding Series 1 VRDP

30

Shares will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting Series 1 VRDP Shares only and (ii) Holders of Outstanding Series 1 VRDP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of Series 1 VRDP Shares, as expressly set forth in the Declaration and this Statement.

            (d)         Fund May Take Certain Actions Without Shareholder Approval.

            The Fund is not required to maintain any particular short-term or long-term ratings for the Series 1 VRDP Shares, and, subject only to Section 8 of this Part I, the Fund, without the vote, approval or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series 1 VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series 1 VRDP Shares, or the Holders thereof.

            Subject only to Section 8 of this Part I, the Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series 1 VRDP Shares without replacement, in either case, without the vote, approval or consent of Holders of Series 1 VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series 1 VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series 1 VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series 1 VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

            Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote, approval or consent of any Holder of Series 1 VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

            (e)         Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Series 1 VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

             (f)        No Preemptive Rights or Cumulative Voting. The Holders of Series 1 VRDP Shares shall have no preemptive rights or rights to cumulative voting.

            (g)         Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the Series 1 VRDP Shares, the sole remedy of the Holders

31

under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

            (h)         Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Series 1 VRDP Share and no Series 1 VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 9 of Part I of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series 1 VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6.        Minimum VRDP Asset Coverage. The Fund shall maintain, as of the close of business on the last Business Day of each month on which any Series 1 VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

7.        Restrictions on Dividends and Other Distributions.

            (a)         Dividends on Preferred Shares Other than the Series 1 VRDP Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the Series 1 VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series 1 VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

            (b)         Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under

32

the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

            (c)         Other Restrictions on Dividends and Other Distributions.

            For so long as any Series 1 VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 10 of this Part I, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series 1 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series 1 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series 1 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series 1 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the Series 1 VRDP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series 1 VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

8.        Ratings.

            (a)         Short-Term Ratings. The Fund will use its reasonable best efforts to maintain at least one short-term rating on the Series 1 VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

            (b)         Long-Term Ratings. The Fund is not required to maintain any, or any particular, long-term ratings for the Series 1 VRDP Shares. To the extent that the Fund does at any time maintain one or more long-term ratings for the Series 1 VRDP Shares from one or more Rating Agencies, the Fund may take any action resulting in a change in, or addition or termination of, any long-term rating for the Series 1 VRDP Shares without the vote, approval or consent of Holders of Series 1 VRDP Shares or any other shareholders of the Fund. The Rating Agency Guidelines, if any, as they may be amended from time to time by the respective Rating Agency, will be reflected in written documents, including the ratings methodologies of the applicable Rating Agency. The Rating Agency Guidelines may be amended by the respective Rating Agency without the approval of the Fund or its Board of Trustees or any Holders of Series 1 VRDP Shares, or any other shareholder of the Fund, and may be changed or eliminated at any time without the vote, approval or consent of Holders of Series 1 VRDP Shares or any other shareholders of the Fund, including in connection with the change or termination by the Fund of any or all long-term ratings then applicable to the Series 1 VRDP Shares.

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9.        Redemption.

            (a)         Optional Redemption.

                         (i)        Subject to the provisions of paragraph (iv) of this paragraph (a), the Series 1 VRDP Shares may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) the Series 1 VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series would remain Outstanding; (2) shares of Series 1 VRDP are not redeemable by the Fund during the Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series 1 VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

                         (ii)       A Notice of Special Rate Period relating to the Series 1 VRDP for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Remarketing Agent and the Liquidity Provider (to the extent that the Remarketing Agent and the Liquidity Provider are appointed as such for such Special Rate Period), determines that such Special Redemption Provisions are in the best interest of the Fund.

                         (iii)      If fewer than all of the Outstanding shares of Series 1 VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 1 VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 1 VRDP Shares will be redeemed from time to time.

                        (iv)      The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a Market Value not less than the amount (including any applicable premium) due to Holders of Series 1 VRDP Shares by reason of the redemption of such shares on such Redemption Date.

            (b)         Mandatory Redemption.

                         (i)        (A) The Fund shall redeem all Outstanding Series 1 VRDP Shares on May 1, 2041, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

                         (B)        The Fund shall redeem Preferred Shares if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement and such failure is not cured on or

34

before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would, together with all other Preferred Shares subject to retirement, result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all VRDP Shares and other Preferred Shares then outstanding shall be redeemed) and (ii) the maximum number of Preferred Shares that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number of VRDP Shares to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that, if the Fund does not have funds legally available for the redemption or retirement of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem or retire on the earliest practicable date on which it is able to effect such redemption or retirement. The Fund will redeem any Series 1 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

                         (C)        Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series 1 VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 1 VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 1 VRDP Shares will be redeemed from time to time.

                         (ii)        (A)    In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series 1 VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series 1 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series 1 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent

35

(a) any Series 1 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series 1 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose Series 1 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series 1 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or on which such affirmation is no longer required to be delivered. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month holding period in respect of the applicable Purchased VRDP Shares, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the applicable six-month holding period, the Fund shall redeem those Series 1 VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. In the event that the Liquidity Provider receives any Series 1 VRDP Shares in the distribution referred to under “Designation of Series 1 VRDP” above in respect of shares of Target Fund VRDP (x) beneficially owned by the Liquidity Provider for federal income tax purposes and that were acquired pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP, (y) continuously beneficially owned for federal income tax purposes by the Liquidity Provider from the date of acquisition and (z) not successfully remarketed, then (I) the Series 1 VRDP Shares so received shall be treated as Purchased VRDP Shares, (II) a Failed Remarketing Condition—Purchased VRDP Shares shall be deemed to exist and be continuing as of the date of distribution of the Series 1 VRDP Shares and to have commenced on the date the Liquidity Provider acquired the related shares of Target Fund VRDP pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP and (III) any notices given by the Liquidity Provider in accordance with the VRDP fee agreement relating to the Target Fund VRDP shall be deemed to have been given in accordance with the VRDP Fee Agreement for purposes of this subsection (b)(ii).

                (B)         Upon the occurrence and during the continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series 1 VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased

36

VRDP Shares. If, while the Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such segregation and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with subparagraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

                (C)         Subject to notice having been received as referred to in subparagraph (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any Purchased VRDP Shares, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month holding period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which may result in multiple six month holding periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

Number of Days* Preceding the Six-Month Anniversary of Liquidity Provider’s Purchase	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

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                (D)         If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased VRDP Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

                (E)         The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the successful Remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 9(b)(ii) shall lapse and be of no further force and effect.

                (F)         The provisions of subparagraphs (A) through (E) of this Section 10(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

                         (iii)        At least six months prior to the scheduled mandatory Redemption Date of May 1, 2041 specified in Section 9(b)(i) above, if any Series 1 VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to segregate in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 9(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series 1 VRDP Shares. The Fund shall maintain such Liquidity Account in accordance with Section 9(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for purposes of this Section 9(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series 1 VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of May 1, 2041, and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series 1 VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series 1 VRDP Shares. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series 1 VRDP Shares on the May 1, 2041 Redemption Date for the Outstanding Series 1

38

VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series 1 VRDP Shares as contemplated by this Section 9(b)(iii) shall lapse and be of no further force and effect.

            (c)         Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, shares of Series 1 VRDP pursuant to paragraph (a) or (b)(i) of this Section 9, the Fund will send a notice of redemption (a “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 1 VRDP Shares are in physical form outside the book-entry system of the Securities Depository), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 9, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 1 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series 1 VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for the Series 1 VRDP Shares; (iv) the Redemption Price or, if not then ascertainable, the manner of calculation thereof; (v) if applicable, the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series 1 VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series 1 VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series 1 VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

            (d)         No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of Series 1 VRDP (whether or not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

            (e)         Absence of Funds Available for Redemption. To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the

39

absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. A failure to redeem Series 1 VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series 1 VRDP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on Series 1 VRDP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those Series 1 VRDP Shares for which a Notice of Redemption has been provided.

             (f)        Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series 1 VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

            (g)        Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the Redemption Date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 1 VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 1 VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series 1 VRDP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series 1 VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series 1

40

VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series 1 VRDP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing, Series 1 VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

            (h)         Compliance With Applicable Law. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

            (i)        Only Whole VRDP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 9, only whole Series 1 VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

            (j)         Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 9, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series 1 VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series 1 VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code (including in respect of the treatment of the Series 1 VRDP Shares as stock for U.S. federal income tax purposes) with respect to the redemption of Series 1 VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

10.        Liquidation Rights.

            (a)     Ranking. The shares of Series 1 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

             (b)    Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series 1 VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series 1 VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or

41

not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series 1 VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series 1 VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

            (c)         Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Series 1 VRDP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of Series 1 VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series 1 VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series 1 VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of Series 1 VRDP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

            (d)         Rights of Junior Shares. Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the Series 1 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series 1 VRDP Shares as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the Series 1 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series 1 VRDP Shares shall not be entitled to share therein.

            (e)         Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11.        Purchase Obligation. As long as Series 1 VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 1 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

            (a)        The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series 1 VRDP

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Shares are in physical form outside the book-entry system of the Securities Depository, (A) of the occurrence of a Mandatory Tender Event or Mandatory Purchase Event, (B) in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation or amalgamation with, or merger with and into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), such notice to be provided at least seven days’ prior to any such substitution, or (C) of any downgrade in the short-term or long-term rating of the Series 1 VRDP Shares or the short-term rating of the Liquidity Provider by an NRSRO then rating the Series 1 VRDP Shares or the Liquidity Provider, as applicable.

            (b)        In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series 1 VRDP Shares are in physical form outside the book-entry system of the Securities Depository, of such Failed Remarketing Condition.

            (c)        Each Series 1 VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 1 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 1 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series 1 VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and the Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series 1 VRDP Shares that are the subject of such notice.

            (d)        The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series 1 VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

            (e)        Except as set forth in Section 9(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series 1 VRDP Shares, the Fund shall have no obligation to purchase Series 1 VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

            (f)        Series 1 VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide

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a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series 1 VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series 1 VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series 1 VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

            (g)        In the event Series 1 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such Series 1 VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such Series 1 VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 1 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 1 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 1 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 1 VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series 1 VRDP Shares. The undelivered Series 1 VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 1 VRDP Share certificates in lieu of such undelivered Series 1 VRDP Shares.

            (h)        The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

            The provisions of paragraphs (a) through (g) of this Section 12 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

12.        Miscellaneous.

            (a)         Amendment of or Supplements to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for the issuance of additional shares of Series 1 VRDP (and terms relating thereto). Each such additional share of Series 1 VRDP shall be governed by the terms of this Statement as so amended or supplemented.

            (b)         No Fractional Shares. No fractional Series 1 VRDP Shares shall be issued.

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             (c)        Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Series 1 VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series 1 VRDP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such Series 1 VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series 1 VRDP Shares.

            (d)         Purchase Obligation Part of VRDP Shares. Each Holder and Beneficial Owner, by virtue of acquiring Series 1 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series 1 VRDP Shares rather than as a separate property right.

            (e)         Treatment of VRDP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring Series 1 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series 1 VRDP Shares as stock in the Fund.

            (f)         Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

            (g)         Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

            (h)         Notices. All notices or communications, unless otherwise specified in the by-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

PART II

1.        Remarketing Procedures.

            (a)        Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series 1 VRDP Shares (in denominations of $100,000 and integral multiples thereof) for Remarketing at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

                         (i)        be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

                         (ii)        state the series and the aggregate number of Series 1 VRDP Shares to be purchased, the CUSIP number of the Series 1 VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

45

                         (iii)        state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series 1 VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

            (b)        Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

            (c)        Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

            (d)        The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

            (e)        (i)        Series 1 VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

                         (ii)        Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series 1 VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

                         (iii)        Upon the occurrence of a Mandatory Tender Event, all Outstanding Series 1 VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series 1 VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series 1 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of Series 1 VRDP Shares fails to deliver such Series 1 VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series 1 VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 1 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 1 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 1 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 1 VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series 1 VRDP Shares. The

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undelivered Series 1 VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 1 VRDP Share certificates in lieu of such undelivered Series 1 VRDP Shares.

            (f)        A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series 1 VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series 1 VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series 1 VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series 1 VRDP Shares. A Notice of Revocation shall be effective as to the number of Series 1 VRDP Shares specified therein as having been revoked less the number of such Series 1 VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered Series 1 VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered Series 1 VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series 1 VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series 1 VRDP Shares.

            (g)        Except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to remarket all Series 1 VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of this Statement.

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2.        Remarketing Schedule.

            (a)        In connection with any attempted Remarketing, all tendered Series 1 VRDP Shares shall be remarketed at the Purchase Price of such Series 1 VRDP Shares. The calculation of the Purchase Price of the Series 1 VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series 1 VRDP Shares and the aggregate number and Purchase Price of Series 1 VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed Series 1 VRDP Shares by the Remarketing Agent relating to tendered Series 1 VRDP Shares shall be used by the Tender and Paying Agent for the purchase of the tendered Series 1 VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series 1 VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered Series 1 VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series 1 VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such Series 1 VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date.

            (b)        (b)         By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of Series 1 VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series 1 VRDP Shares and the number of Series 1 VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series 1 VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 1 VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of Series 1 VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series 1 VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 1 VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered Series 1 VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series 1 VRDP Shares required to be purchased by the

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Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series 1 VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing), shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series 1 VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

            (c)        The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series 1 VRDP Shares, wire transfer the aggregate Purchase Price of all Series 1 VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series 1 VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series 1 VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Series 1 VRDP Shares in the form of global securities.

            (d)        Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series 1 VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series 1 VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series 1 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series 1 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series 1 VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with

49

respect to Series 1 VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series 1 VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series 1 VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

            (e)        Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series 1 VRDP Shares in the form of global securities, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

            (f)        The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of Series 1 VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any Series 1 VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series 1 VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

            (g)        In connection with the allocation of Series 1 VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series 1 VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series 1 VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series 1 VRDP acquired earliest by the Liquidity Provider).

3.        Determination of Applicable Rate.

            (a)        The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series 1 VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

            (b)        The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by email transmission or facsimile transmission to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

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            (c)        In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series 1 VRDP Shares by first class mail, postage prepaid (in the case of physical shares outside the book-entry system of the Securities Depository), or Electronic Means (in the case of Series 1 VRDP Shares in the form of global securities) that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

            (d)        In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

            (e)        In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

4.        Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall provide notice of a Failed Remarketing Condition, promptly but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 1 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders (with a copy to the Fund).

5.        Purchase of Series 1 VRDP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account Series 1 VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series 1 VRDP Shares that would otherwise remain unsold in a Remarketing except that, if so provided in the Remarketing Agreement, if the Remarketing Agent obtains a bid at the Purchase Price for any Series 1 VRDP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such Series 1 VRDP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent will (i) purchase the tendered Series 1 VRDP Shares, as a principal and not as an agent, from the Beneficial Owner or Holder thereof on the Purchase Date at the Purchase Price, (ii) resell such Series 1 VRDP Shares, as a principal and not as an agent, to the Person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records in accordance with the Remarketing Agreement. Any such purchases by the Remarketing Agent from the Beneficial Owner or Holder will be made with the Remarketing Agent’s own funds. None of the Fund, the Tender and Paying Agent or any Remarketing Agent (subject, in the case of the Remarketing Agent, to (i), (ii) and (iii) above) shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member or a Holder upon such Beneficial Owner’s or Holder’s tender of its Series 1 VRDP Shares in a Remarketing unless, in each case, such Series 1 VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

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6.        Notification of Allocations. Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on the Series 1 VRDP Shares, the Fund shall (except as provided below) notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series 1 VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

7.        Transfers.

            (a)        Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series 1 VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the Remarketing Procedures, provided, however, that (a) a sale, transfer or other disposition of Series 1 VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series 1 VRDP Shares under the Securities Act. Accordingly, the Series 1 VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the Series 1 VRDP Shares.

            (b)        The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series 1 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series 1 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase, directly or indirectly, Series 1 VRDP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series 1 VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series 1 VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series 1 VRDP Shares.

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            (c)        If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series 1 VRDP Shares and prospective purchasers of Series 1 VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

8.        Global Certificate.

            So long as any share of Series 1 VRDP shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such share of Series 1 VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen Dividend Advantage Municipal Fund has caused these presents to be signed as of [●], in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

ATTEST:

Name:
Title:

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (effective as of [●], 2016: NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND)

STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES

(Relating to the issuance of Series 2 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of Nuveen Select Quality Municipal Fund, Inc. (NQS))

Effective Date: [●]

2

3

(continued)

4

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

(effective as of [●], 2016: NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND)

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 2

VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”);

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of the Series 2 Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto:

DESIGNATION OF SERIES 2 VRDP

Series 2: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 2 Variable Rate Demand Preferred Shares,” also referred to herein as “Series 2 VRDP.” “Series 2 VRDP Shares” or “shares of Series 2 VRDP,” and references to “such Series” with respect to the Series 2 VRDP Shares shall be interpreted as references to “shares of such Series,” as the context may require. Each share of Series 2 VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). With respect to the initial issuance of Series 2 VRDP, each share of Series 2 VRDP shall have an Applicable Rate equal to the rate determined by the Remarketing Agent on the Target Fund VRDP (as defined below) on Wednesday, [●] for the Initial Rate Period from, and including, the Date of Original Issue to, and including, [●] and an initial Dividend Payment Date of [●]. The Series 2 VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series 2 VRDP shall be identical.

The number of Series 2 VRDP Shares which the Board of Trustees has initially authorized for issuance is 2,675. The Board of Trustees may, from time to time, authorize the issuance of additional Series 2 VRDP Shares in accordance with the terms hereof.

One share of Series 2 VRDP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 1 Variable Rate Demand Preferred Shares of Nuveen Select Quality Municipal Fund, Inc. (the “Target Fund VRDP”) outstanding on the date of distribution in connection with the reorganization of Nuveen Select Quality Municipal Fund, Inc. (the “Target Fund”) as described in the Information Memorandum (as defined below).

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DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(lllll) “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series 2 VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

(mmmmm) “Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

(nnnnn) “Applicable Base Rate” means the greater of the SIFMA Municipal Swap Index Rate or the LIBOR Rate.

(ooooo) “Applicable Percentage” has the meaning set forth in the definition of the Maximum Rate.

(ppppp) “Applicable Rate” means the dividend rate per annum on any Series 2 VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

(qqqqq) “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series 2 VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

(rrrrr) “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful Remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of

6

such period and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

(sssss) “Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of Series 2 VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name Series 2 VRDP Shares are recorded as beneficial owner of such Series 2 VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

(ttttt) “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(uuuuu) “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(vvvvv) “Code” means the Internal Revenue Code of 1986, as amended.

(wwwww) “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(xxxxx) “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

(yyyyy) “Date of Original Issue,” with respect to any Series 2 VRDP Share, means the date on which the Fund initially issued such Series 2 VRDP Share.

(zzzzz) “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

(aaaaaa) “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the

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holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(bbbbbb) “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month.

(cccccc) “Dividend Period,” with respect to the Series 2 VRDP Shares, means the period from, and including, the Date of Original Issue in connection with the initial issuance of Series 2 VRDP Shares to, but excluding, the initial Dividend Payment Date for the Series 2 VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for the Series 2 VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for the Series 2 VRDP Shares.

(dddddd) “Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

(eeeeee) “Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

(ffffff) “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

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(gggggg) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(hhhhhh) “Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

(iiiiii) “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

(jjjjjj) “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series 2 VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series 2 VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

(kkkkkk) “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series 2 VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

(llllll) “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series 2 VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

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(mmmmmm) “Failure to Deposit” means, with respect to shares of Series 2 VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series 2 VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(nnnnnn) “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series 2 VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

(oooooo) “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

(pppppp) “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after giving effect to regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on income, such as (A) the alternative minimum tax or (B) the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

(qqqqqq) “Holder” means a Person in whose name a Series 2 VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

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(rrrrrr) “Information Memorandum” means the proxy statement of the Target Fund and the other funds named therein, dated [●], 2016, and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional Series 2 VRDP Shares.

(ssssss) “Initial Rate Period,” means the period commencing on and including the Date of Original Issue in connection with the initial issuance of shares of the Series designated Series 2 Variable Rate Demand Preferred Shares of the Fund and ending on, and including, [●], the next succeeding Wednesday, as set forth under “Designation of Series 2 VRDP” above.

(tttttt) “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

(uuuuuu) “Late Charge” has the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

(vvvvvv) “LIBOR Dealer” means [●] and such other dealer or dealers as the Fund from time to time may appoint as such, their respective affiliates and successors.

(wwwwww) “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if no LIBOR Dealer quotes a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days such rate shall be

11

the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(xxxxxx) “Liquidation Preference,” with respect to a given number of Series 2 VRDP Shares, means $100,000 times that number.

(yyyyyy) “Liquidity Account Investments” means any Deposit Security or any other security or investment owned by the Fund that is rated at least A- or the equivalent rating by each NRSRO then rating such security or investment, provided that any such Deposit Security or other security or investment shall be so rated by at least one NRSRO.

(zzzzzz) “Liquidity Provider” means any entity acting in such capacity pursuant to a VRDP Purchase Agreement, initially [●].

(aaaaaaa) “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

(bbbbbbb) “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 30 days nor more than 45 days following such Liquidity Provider Ratings Event, or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund shall obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDP Purchase Agreement is delivered.

(ccccccc) “London Business Day” means any day on which commercial banks are generally open for business in London.

(ddddddd) “Mandatory Purchase” means the mandatory purchase of Outstanding Series 2 VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

(eeeeeee) “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with this Statement and the VRDP Purchase Agreement.

(fffffff) “Mandatory Purchase Event” means (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to

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an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement then in effect. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

(ggggggg) “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series 2 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

(hhhhhhh) “Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all Series 2 VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series 2 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(iiiiiii) “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series 2 VRDP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its

13

sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

(jjjjjjj) “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series 2 VRDP Shares, a notice delivered in accordance with the VRDP Purchase Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

(kkkkkkk) “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(lllllll) “Maximum Rate” means, for the Series 2 VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for the Series 2 VRDP Shares will depend on the long-term rating assigned to the Series 2 VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term Ratings*		Applicable Percentage of Applicable Base Rate— No Notification

Moody’s	Fitch
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*        And/or the equivalent ratings of another Rating Agency then rating the Series 2 VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series 2 VRDP Shares.

**     Includes unrated, if no Rating Agency is then rating the Series 2 VRDP Shares.

provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

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The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, following such adjustment, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 2 VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

(mmmmmmm) “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

(nnnnnnn) “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDP Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, or as otherwise provided in connection with a Special Rate Period, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(ooooooo) “Minimum VRDP Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage as of the close of business on the last Business Day of any month (as required by Section 6 of Part I of this Statement), the tenth Business Day of the following month.

(ppppppp) “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(qqqqqqq) “Municipal Securities” means municipal securities as described under “The Fund’s Investments – Municipal Securities” in the Information Memorandum.

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(rrrrrrr) “1940 Act” means the Investment Company Act of 1940, as amended.

(sssssss) “Notice of Proposed Special Rate Period” has the meaning specified in paragraph (c) of Section 4 of Part I of this Statement.

(ttttttt) “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

(uuuuuuu) “Notice of Redemption” has the meaning specified in paragraph (c) of Section 9 of Part I of this Statement.

(vvvvvvv) “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series 2 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(wwwwwww) “Notice of Special Rate Period” has the meaning specified in paragraph (d)(i) of Section 4 of Part I of this Statement.

(xxxxxxx) “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series 2 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(yyyyyyy) “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

(zzzzzzz) “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

(aaaaaaaa) “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

(bbbbbbbb) “Optional Tender” means any tender of Series 2 VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant

16

to an attempted Remarketing Series 2 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(cccccccc) “Other Special Rate Period Provisions” has the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

(dddddddd) “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such Series with respect to which, in the case of Series 2 VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any Series 2 VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(eeeeeeee) “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(ffffffff) “Preferred Shares” means the preferred shares of the Fund, including the VRDP Shares.

(gggggggg) “Preliminary Notice of Purchase” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(hhhhhhhh) “Purchase Date,” with respect to any purchase of Series 2 VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the

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Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of such proposed Special Rate Period.

(iiiiiiii) “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series 2 VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such Series 2 VRDP Shares.

(jjjjjjjj) “Purchase Price” means an amount equal to the Liquidation Preference of any Series 2 VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

(kkkkkkkk) “Purchased VRDP Shares” means all Series 2 VRDP Shares purchased by the Liquidity Provider pursuant to Article II of the VRDP Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such Series 2 VRDP Shares.

(llllllll) “Rate Determination Date” means, with respect to the Series 2 VRDP Shares, the last day of a Rate Period for the Series 2 VRDP Shares or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

(mmmmmmmm) “Rate Period,” with respect to the Series 2 VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

(nnnnnnnn) “Rate Period Days,” for any Rate Period, means the number of days in such Rate Period.

(oooooooo) “Rating Agency” means each NRSRO, if any, then providing a rating for the Series 2 VRDP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.

(pppppppp) “Rating Agency Guidelines” means the guidelines provided by each Rating Agency, as may be amended from time to time, applied by such Rating Agency in connection with the Rating Agency’s rating of Series 2 VRDP Shares.

(qqqqqqqq) “Redemption Date” has the meaning specified in paragraph (c) of Section 10 of Part I of this Statement.

(rrrrrrrr) “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

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(ssssssss) “Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Fund may from time to time appoint.

(tttttttt) “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

(uuuuuuuu) “Related Party Termination Date” means the effective date of the termination of the VRDP Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

(vvvvvvvv) “Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series 2 VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

(wwwwwwww) “Remarketing” means the remarketing of Series 2 VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

(xxxxxxxx) “Remarketing Agent” means the entity appointed as such with respect to Series 2 VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund, initially [●].

(yyyyyyyy) “Remarketing Agreement” means the Remarketing Agreement, with respect to the Series 2 VRDP Shares, dated as of [●], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(zzzzzzzz) “Remarketing Notice” has the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(aaaaaaaaa) “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

(bbbbbbbbb) “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

(ccccccccc) “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

(ddddddddd) “Scheduled Termination Date” means [●], or any succeeding date to which the term of the VRDP Purchase Agreement of the initial Liquidity Provider is extended, or, as the case may be, the initial Scheduled Termination Date of any Alternate VRDP Purchase Agreement, or any succeeding date to which the term of the Alternate VRDP Purchase Agreement is extended.

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(eeeeeeeee) “SEC” means the Securities and Exchange Commission.

(fffffffff) “Securities Act” means the Securities Act of 1933, as amended.

(ggggggggg) “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the Series 2 VRDP Shares.

(hhhhhhhhh) “SIFMA Municipal Swap Index” means, on any Rate Determination Date, the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on such Rate Determination Date.

(iiiiiiiii) “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by 3:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect on the previous Rate Determination Date.

(jjjjjjjjj) “Special Rate Period,” with respect to the Series 2 VRDP Shares, means a Rate Period that is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

(kkkkkkkkk) “Special Redemption Provisions” has the meaning specified in paragraph (a)(i) of Section 10 of Part I of this Statement.

(lllllllll) “Statement” means this statement establishing and fixing the rights and preferences of Series 2 VRDP Shares, as it may be amended or supplemented from time to time in accordance with the provisions hereof.

(mmmmmmmmm) “Subsequent Rate Period,” with respect to shares of Series 2 VRDP, means the period from, and including, the first day following the Initial Rate Period of shares of such Series to, and including, the next Rate Determination Date for shares of such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

(nnnnnnnnn) “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.

(ooooooooo) “Taxable Allocation” has the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(ppppppppp) “Tender” means an Optional Tender or Mandatory Tender, as applicable.

(qqqqqqqqq) “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series 2 VRDP Shares.

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(rrrrrrrrr) “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, with respect to the Series 2 VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(sssssssss) “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(ttttttttt) “Voting Period” has the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

(uuuuuuuuu) “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the Series 2 VRDP Shares, dated as of [•], between the Fund and the initial Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

(vvvvvvvvv) “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, with respect to the Series 2 VRDP Shares, dated as of [●], between the Tender and Paying Agent and the initial Liquidity Provider, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

PART III

1.	Number of Authorized Shares.

The initial number of authorized shares constituting Series 2 VRDP is as set forth above under the title “Designation of Series 2 VRDP.”

2.	Dividends.

(a) Ranking. The shares of Series 2 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

(b) Cumulative Cash Dividends. The Holders of Series 2 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series 2 VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on Series 2 VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series 2 VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in paragraph (e)(i)(C) of this Section 2) on account of a

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Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.

(c) Dividends Cumulative from Date of Original Issue. Dividends on Series 2 VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

(d) Dividend Payment Dates and Adjustment Thereof. The Dividend Payment Date with respect to the Series 2 VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

(i) notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period following a Minimum Rate Period shall be the Business Day immediately following the end of such Minimum Rate Period; and

(ii) notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for the Series 2 VRDP Shares; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period relating to such Special Rate Period, as provided in accordance with Section 4 of Part I of this Statement, which Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section  4 of Part I of this Statement.

(e) Applicable Rates and Calculation of Dividends.

(i) Applicable Rates. The dividend rate on Series 2 VRDP Shares during the Initial Rate Period shall be equal to the rate per annum specified under “Designation of Series 2 VRDP” above. For each Subsequent Rate Period of the Series 2 VRDP Shares thereafter, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A) if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

(B) in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period;

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(C) if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, but, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period for the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the shares, if any, of such Series for which a Notice of Redemption had been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement, an amount computed by multiplying, (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the applicable Redemption Date plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series to be redeemed (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day), the Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period as provided above in this paragraph (e), unless a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (f) of this Section 2, in which case no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period;

(D) if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, and, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period therefor thereafter (or for any Subsequent Rate Period therefor thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and

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Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/‘BBB-’”); or

(E) in connection with a Special Rate Period, the Fund may establish other or additional terms with respect to the dividend rate in accordance with Section 4 of Part I of this Statement.

Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

(ii) Calculation of Dividends. The amount of dividends per share payable on shares of Series 2 VRDP on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) shall be computed by multiplying the Applicable Rate in effect for shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the number of days in each such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

(f) Curing a Failure to Deposit . A Failure to Deposit with respect to shares of Series 2 VRDP shall be cured for purposes of paragraph (e) above on the Business Day on which, by 12:00 noon, New York City time, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g) Dividend Payments by Fund to Tender and Paying Agent . In connection with each Dividend Payment Date for Series 2 VRDP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with the designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

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(h) Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series 2 VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any Deposit Securities paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, upon request of the Fund, be repaid to the Fund as soon as possible after the date on which such Deposit Securities were so to have been applied.

(i) Dividends Paid to Holders. Dividends on the Series 2 VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series 2 VRDP Shares, the transferor as Beneficial Owner of Series 2 VRDP Shares shall be deemed to have agreed pursuant to the terms of the Series 2 VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series 2 VRDP Shares in exchange for payment of the Purchase Price for such Series 2 VRDP Shares by the transferee.

(j) Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Series 2 VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (i) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k) Dividends Designated as Exempt-Interest Dividends. Dividends on Series 2 VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3. Gross-Up Payments. Holders of Series 2 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a) If the Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on Series 2 VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(b) The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

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4. Designation of Special Rate Periods.

(a) Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period for the Series 2 VRDP Shares as a Special Rate Period having the duration specified by the Fund in accordance with this Section 4 and ending on a Wednesday, subject to adjustment as provided in paragraph (b) of this Section 4, or, if so designated by the Fund, ending on the final redemption date specified in paragraph (b)(i)(A) of Section 9 of Part I of this Statement. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. A designation of a Special Rate Period shall be effective only if (i) in the case of the designation of a Special Rate Period to succeed a Minimum Rate Period, (A) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(i) of this Section 4, (B) no Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on the Series 2 VRDP Shares, and (C) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent, or (ii) in the case of the designation of a Special Rate Period to succeed a Special Rate Period, notice thereof shall have been given in accordance with paragraph (d)(ii) of this Section 4.

(b) Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period for the Series 2 VRDP Shares as a Special Rate Period, but the day that would otherwise be the last day of such Special Rate Period is a Wednesday that is not a Business Day, then the Special Rate Period shall end on the next Business Day and the succeeding Subsequent Rate Period (if it is a Minimum Rate Period) will end on the following Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

(c) Notice of Proposed Special Rate Period. If the Fund proposes to designate a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be a day that would otherwise be the first day of a Minimum Rate Period), a notice (a “Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders of shares of such Series with copies provided to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period for the Series 2 VRDP Shares as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time, on the second Business Day immediately preceding such first day (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed

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Special Rate Period or on the first day of such Special Rate Period or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on the Series 2 VRDP Shares, (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

(d) Notices in Respect of Special Rate Period. The Fund shall deliver a notice of Special Rate Period (a “Notice of Special Rate Period”) in accordance with paragraph (i)(A) or (ii)  below or a notice that the Fund is electing not to designate a Special Rate Period in accordance with paragraph (i)(B) below, as applicable:

(i) In connection with the designation of a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, no later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period for the Series 2 VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(A) a Notice of Special Rate Period stating (1) that the Fund has determined to designate the next succeeding Rate Period for shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (2) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (3) that such Special Rate Period shall not commence if (x) any Series 2 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period or (y) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series 2 VRDP Shares, prior to such Rate Determination Date have not been paid in full, (4) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (5) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period; or

(B) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

(ii) In connection with designation of a Special Rate Period to succeed a Special Rate Period pursuant to paragraph (a)(ii) of this Section 4, the Fund shall deliver a Notice of Special Rate Period as specified in and otherwise in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded.

(e) Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in paragraphs (d)(i)(A) or (d)(ii) of this Section 4 of any proposed Special Rate Period to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(i)(B) of this Section 4. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(i)(A) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund.

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(f) Other Special Rate Period Provisions. In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of Series 2 VRDP Shares, but with the prior written consent of the Liquidity Provider, if any (and to the extent that the Liquidity Provider is appointed as such for such Special Rate Period), may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including, but not limited to, with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 9(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series 2 VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(g) Minimum Rate Period Succeeding a Special Rate Period. The Fund, at its option, may designate the Rate Period (together with succeeding Rate Periods until the establishment of a Subsequent Rate Period as a Special Rate Period) succeeding a Special Rate Period as a Minimum Rate Period. Notice thereof shall be delivered in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded by the Minimum Rate Period.

5. Voting Rights.

(a) One Vote Per VRDP Share . Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

(b) Voting for Additional Trustees.

(i) Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the

28

Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c) Holders of VRDP Shares to Vote on Certain Other Matters.

(i) Increases in Capitalization and Certain Amendments. The Board of Trustees, without the vote or consent of the Holders of Series 2 VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series 2 VRDP Shares, or any classes or series of Preferred Shares ranking on a parity with Series 2 VRDP Shares with respect to the payment of dividends and the distribution of

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assets upon dissolution, liquidation or winding up of the affairs of the Fund. So long as any Series 2 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series 2 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to the Series 2 VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series 2 VRDP Shares or the Holders or the Beneficial Owners thereof; provided, however, that (i) none of the actions permitted by the first sentence of this paragraph (c) or by paragraph (a) of Section 12 of Part I of this Statement will be deemed to so affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to so affect such preferences, rights or powers only if the terms of such division so affect the Holders of Series 2 VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Series 2 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to so affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any right, preference or power of the Series 2 VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply with applicable law) any restriction on transfer applicable to such Series. So long as any Series 2 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Series 2 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above requiring the vote of Holders of Series 2 VRDP Shares would adversely affect the rights of Series 2 VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of the Series 2 VRDP Outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series 2 VRDP voting as a separate class). Notwithstanding the foregoing, as set forth in paragraph (b) of Section 8 of Part I of this Statement, the Fund, without the vote, approval or consent of Holders of Series 2 VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series 2 VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement.

(ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company,

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(B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

(iii) Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of Series 2 VRDP Shares is otherwise required by this Statement, Holders of Outstanding Series 2 VRDP Shares will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting Series 2 VRDP Shares only and (ii) Holders of Outstanding Series 2 VRDP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of Series 2 VRDP Shares, as expressly set forth in the Declaration and this Statement.

(d) Fund May Take Certain Actions Without Shareholder Approval.

The Fund is not required to maintain any particular short-term or long-term ratings for the Series 2 VRDP Shares, and, subject only to Section 8 of this Part I, the Fund, without the vote, approval or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series 2 VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series 2 VRDP Shares, or the Holders thereof.

Subject only to Section 8 of this Part I, the Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series 2 VRDP Shares without replacement, in either case, without the vote, approval or consent of Holders of Series 2 VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series 2 VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series 2 VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series 2 VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote, approval or consent of any Holder of Series 2 VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

(e) Voting Rights Set Forth Herein are Sole Voting Rights. Unless otherwise required by law, the Holders of Series 2 VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

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(f) No Preemptive Rights or Cumulative Voting. The Holders of Series 2 VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(g) Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the Series 2 VRDP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Series 2 VRDP Share and no Series 2 VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 9 of Part I of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series 2 VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6. Minimum VRDP Asset Coverage. The Fund shall maintain, as of the close of business on the last Business Day of each month on which any Series 2 VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

7. Restrictions on Dividends and Other Distributions.

(a) Dividends on Preferred Shares Other than the Series 2 VRDP Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the Series 2 VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series 2 VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

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(b) Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c) Other Restrictions on Dividends and Other Distributions.

For so long as any Series 2 VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 10 of this Part I, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series 2 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series 2 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the Series 2 VRDP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series 2 VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

8. Ratings.

(a) Short-Term Ratings. The Fund will use its reasonable best efforts to maintain at least one short-term rating on the Series 2 VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

(b) Long-Term Ratings. The Fund is not required to maintain any, or any particular, long-term ratings for the Series 2 VRDP Shares. To the extent that the Fund does at any time maintain one or more long-term ratings for the Series 2 VRDP Shares from one or more Rating Agencies, the Fund may take any action resulting in a change in, or addition or termination of, any long-term rating for the Series 2 VRDP Shares without the vote, approval or consent of Holders of Series 2 VRDP Shares or any other shareholders of the Fund. The Rating Agency Guidelines, if any, as they may be amended from time to time by the respective Rating Agency, will be reflected in written documents, including the ratings methodologies of the applicable Rating Agency. The Rating Agency Guidelines may be amended by the respective Rating Agency

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without the approval of the Fund or its Board of Trustees or any Holders of Series 2 VRDP Shares, or any other shareholder of the Fund, and may be changed or eliminated at any time without the vote, approval or consent of Holders of Series 2 VRDP Shares or any other shareholders of the Fund, including in connection with the change or termination by the Fund of any or all long-term ratings then applicable to the Series 2 VRDP Shares.

9. Redemption.

(a) Optional Redemption.

(i) Subject to the provisions of paragraph (iv) of this paragraph (a), the Series 2 VRDP Shares may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) the Series 2 VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series would remain Outstanding; (2) shares of Series 2 VRDP are not redeemable by the Fund during the Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series 2 VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii) A Notice of Special Rate Period relating to the Series 2 VRDP for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Remarketing Agent and the Liquidity Provider (to the extent that the Remarketing Agent and the Liquidity Provider are appointed as such for such Special Rate Period), determines that such Special Redemption Provisions are in the best interest of the Fund.

(iii) If fewer than all of the Outstanding shares of Series 2 VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 2 VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 2 VRDP Shares will be redeemed from time to time.

(iv) The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a Market Value not less than the amount (including any applicable premium) due to Holders of Series 2 VRDP Shares by reason of the redemption of such shares on such Redemption Date.

(b) Mandatory Redemption. (i)(A) The Fund shall redeem all Outstanding Series 2 VRDP Shares on May 1, 2041, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

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(D) The Fund shall redeem Preferred Shares if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement and such failure is not cured on or before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would, together with all other Preferred Shares subject to retirement, result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all VRDP Shares and other Preferred Shares then outstanding shall be redeemed) and (ii) the maximum number of Preferred Shares that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number of VRDP Shares to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that, if the Fund does not have funds legally available for the redemption or retirement of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem or retire on the earliest practicable date on which it is able to effect such redemption or retirement. The Fund will redeem any Series 2 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(E) Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series 2 VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 2 VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 2 VRDP Shares will be redeemed from time to time.

(i) (A) In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series 2 VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series 2 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series 2 VRDP Shares are subject to the

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Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any Series 2 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series 2 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or on which such affirmation is no longer required to be delivered. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month holding period in respect of the applicable Purchased VRDP Shares, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the applicable six-month holding period, the Fund shall redeem those Series 2 VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. In the event that the Liquidity Provider receives any Series 2 VRDP Shares in the distribution referred to under “Designation of Series 2 VRDP” above in respect of shares of Target Fund VRDP (x) beneficially owned by the Liquidity Provider for federal income tax purposes and that were acquired pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP, (y) continuously beneficially owned for federal income tax purposes by the Liquidity Provider from the date of acquisition and (z) not successfully remarketed, then (I) the Series 2 VRDP Shares so received shall be treated as Purchased VRDP Shares, (II) a Failed Remarketing Condition—Purchased VRDP Shares shall be deemed to exist and be continuing as of the date of distribution of the Series 2 VRDP Shares and to have commenced on the date the Liquidity Provider acquired the related shares of Target Fund VRDP pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP and (III) any notices given by the Liquidity Provider in accordance with the VRDP fee agreement relating to the Target Fund VRDP shall be deemed to have been given in accordance with the VRDP Fee Agreement for purposes of this subsection (b)(ii).

                (B) Upon the occurrence and during the continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series 2 VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”)

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Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares. If, while the Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such segregation and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with subparagraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

                (C) Subject to notice having been received as referred to in subparagraph (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any Purchased VRDP Shares, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month holding period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which may result in multiple six month holding periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage of the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

Number of Days* Preceding the Six-Month Anniversary of Liquidity Provider’s Purchase	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

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(D) If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased VRDP Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

(E) The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the successful Remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 9(b)(ii) shall lapse and be of no further force and effect.

(F) The provisions of subparagraphs (A) through (E) of this Section 10(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

(ii) At least six months prior to the scheduled mandatory Redemption Date of May 1, 2041 specified in Section 9(b)(i) above, if any Series 2 VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to segregate in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 9(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series 2 VRDP Shares. The Fund shall maintain such Liquidity Account in accordance with Section 9(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for purposes of this Section 9(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series 2 VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of May 1, 2041, and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series 2 VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series 2 VRDP Shares. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series 2 VRDP Shares on the May 1, 2041 Redemption Date for the Outstanding Series 2 VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series 2 VRDP Shares as contemplated by this Section 9(b)(iii) shall lapse and be of no further force and effect.

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(c) Notice of Redemption . If the Fund shall determine or be required to redeem, in whole or in part, shares of Series 2 VRDP pursuant to paragraph (a) or (b)(i) of this Section 9, the Fund will send a notice of redemption (a “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 9, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) so long as the Notice of Redemption is furnished by the Fund to the Tender and

Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series 2 VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for the Series 2 VRDP Shares; (iv) the Redemption Price or, if not then ascertainable, the manner of calculation thereof; (v) if applicable, the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series 2 VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series 2 VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series 2 VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of Series 2 VRDP (whether or not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

(e) Absence of Funds Available for Redemption. To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. A failure to redeem Series 2 VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with

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respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series 2 VRDP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on Series 2 VRDP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those Series 2 VRDP Shares for which a Notice of Redemption has been provided.

(f) Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series 2 VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

(g) Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the Redemption Date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 2 VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 2 VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series 2 VRDP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series 2 VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series 2 VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series 2 VRDP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so

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deposited. Notwithstanding the foregoing, Series 2 VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(h) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i) Only Whole VRDP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 9, only whole Series 2 VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 9, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series 2 VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series 2 VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code (including in respect of the treatment of the Series 2 VRDP Shares as stock for U.S. federal income tax purposes) with respect to the redemption of Series 2 VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

10. Liquidation Rights.

(a) Ranking. The shares of Series 2 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series 2 VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series 2 VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series 2 VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series 2 VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Series 2 VRDP Shares upon any dissolution, liquidation or winding up of the

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affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of Series 2 VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series 2 VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series 2 VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of Series 2 VRDP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d) Rights of Junior Shares. Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the Series 2 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series 2 VRDP Shares as provided in paragraph (b) of this Section 10, but not prior thereto, any other series or class or classes of shares ranking junior to the Series 2 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series 2 VRDP Shares shall not be entitled to share therein.

(e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11. Purchase Obligation. As long as Series 2 VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 2 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a) The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository, (A) of the occurrence of a Mandatory Tender Event or Mandatory Purchase Event, (B) in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation or amalgamation with, or merger with and into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), such notice to be provided at least seven days’ prior to any such substitution, or (C) of any downgrade in the short-term or long-term rating of the Series 2 VRDP Shares or the short-term rating of the Liquidity Provider by an NRSRO then rating the Series 2 VRDP Shares or the Liquidity Provider, as applicable.

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(b) In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository, of such Failed Remarketing Condition.

(c) Each Series 2 VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 2 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 2 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series 2 VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and the Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series 2 VRDP Shares that are the subject of such notice.

(d) The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series 2 VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

(e) Except as set forth in Section 9(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series 2 VRDP Shares, the Fund shall have no obligation to purchase Series 2 VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

(f) Series 2 VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series 2 VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series 2 VRDP Shares automatically shall be subject to Mandatory Purchase by

43

the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series 2 VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

(g) In the event Series 2 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such Series 2 VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such Series 2 VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 2 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 2 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 2 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 2 VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series 2 VRDP Shares. The undelivered Series 2 VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 2 VRDP Share certificates in lieu of such undelivered Series 2 VRDP Shares.

(h) The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 12 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

12. Miscellaneous.

(a) Amendment of or Supplements to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for the issuance of additional shares of Series 2 VRDP (and terms relating thereto). Each such additional share of Series 2 VRDP shall be governed by the terms of this Statement as so amended or supplemented.

(b) No Fractional Shares. No fractional Series 2 VRDP Shares shall be issued.

(c) Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Series 2 VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series 2 VRDP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such Series 2 VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series 2 VRDP Shares.

(d) Purchase Obligation Part of VRDP Shares. Each Holder and Beneficial Owner, by virtue of acquiring Series 2 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series 2 VRDP Shares rather than as a separate property right.

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(e) Treatment of VRDP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring Series 2 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series 2 VRDP Shares as stock in the Fund.

(f) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(g) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(h) Notices. All notices or communications, unless otherwise specified in the by-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

PART IV

1. Remarketing Procedures.

(a) Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series 2 VRDP Shares (in denominations of $100,000 and integral multiples thereof) for Remarketing at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i) be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii) state the series and the aggregate number of Series 2 VRDP Shares to be purchased, the CUSIP number of the Series 2 VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

(iii) state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series 2 VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b) Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

(c) Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

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(d) The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e) (i) Series 2 VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(ii) Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series 2 VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

(iii) Upon the occurrence of a Mandatory Tender Event, all Outstanding Series 2 VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series 2 VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series 2 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of Series 2 VRDP Shares fails to deliver such Series 2 VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series 2 VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 2 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 2 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 2 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 2 VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series 2 VRDP Shares. The undelivered Series 2 VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 2 VRDP Share certificates in lieu of such undelivered Series 2 VRDP Shares.

(f) A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series 2 VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series 2 VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant

46

to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series 2 VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series 2 VRDP Shares. A Notice of Revocation shall be effective as to the number of Series 2 VRDP Shares specified therein as having been revoked less the number of such Series 2 VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered Series 2 VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered Series 2 VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series 2 VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series 2 VRDP Shares.

(g) Except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall use its best efforts to engage at all times a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to remarket all Series 2 VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of this Statement.

2. Remarketing Schedule.

(a) In connection with any attempted Remarketing, all tendered Series 2 VRDP Shares shall be remarketed at the Purchase Price of such Series 2 VRDP Shares. The calculation of the Purchase Price of the Series 2 VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series 2 VRDP Shares and the aggregate number and Purchase Price of Series 2 VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed Series 2 VRDP Shares by the Remarketing Agent relating to tendered Series 2 VRDP Shares shall be used by the Tender and Paying Agent for the purchase of the tendered Series 2 VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series 2 VRDP Shares for

47

sale through the Securities Depository in immediately available funds against delivery of the tendered Series 2 VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series 2 VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such Series 2 VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date.

(b) (b) By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of Series 2 VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series 2 VRDP Shares and the number of Series 2 VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series 2 VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 2 VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of Series 2 VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series 2 VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 2 VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered Series 2 VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series 2 VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series 2 VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing), shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series 2 VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(c) The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series 2 VRDP Shares, wire transfer the aggregate Purchase Price of all Series 2 VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations

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under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series 2 VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series 2 VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Series 2 VRDP Shares in the form of global securities.

(d) Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series 2 VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series 2 VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series 2 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series 2 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series 2 VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to Series 2 VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series 2 VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series 2 VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(e) Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series 2 VRDP Shares in the form of global securities, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f) The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of Series 2 VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any Series 2 VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case

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may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series 2 VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

(g) In connection with the allocation of Series 2 VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series 2 VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series 2 VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series 2 VRDP acquired earliest by the Liquidity Provider).

3. Determination of Applicable Rate.

(a) The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series 2 VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

(b) The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by email transmission or facsimile transmission to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

(c) In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series 2 VRDP Shares by first class mail, postage prepaid (in the case of physical shares outside the book-entry system of the Securities Depository), or Electronic Means (in the case of Series 2 VRDP Shares in the form of global securities) that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

(d) In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

(e) In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

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4. Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall provide notice of a Failed Remarketing Condition, promptly but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 2 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders (with a copy to the Fund).

5. Purchase of Series 2 VRDP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account Series 2 VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series 2 VRDP Shares that would otherwise remain unsold in a Remarketing except that, if so provided in the Remarketing Agreement, if the Remarketing Agent obtains a bid at the Purchase Price for any Series 2 VRDP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such Series 2 VRDP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent will (i) purchase the tendered Series 2 VRDP Shares, as a principal and not as an agent, from the Beneficial Owner or Holder thereof on the Purchase Date at the Purchase Price, (ii) resell such Series 2 VRDP Shares, as a principal and not as an agent, to the Person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records in accordance with the Remarketing Agreement. Any such purchases by the Remarketing Agent from the Beneficial Owner or Holder will be made with the Remarketing Agent’s own funds. None of the Fund, the Tender and Paying Agent or any Remarketing Agent (subject, in the case of the Remarketing Agent, to (i), (ii) and (iii) above) shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member or a Holder upon such Beneficial Owner’s or Holder’s tender of its Series 2 VRDP Shares in a Remarketing unless, in each case, such Series 2 VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

6. Notification of Allocations. Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on the Series 2 VRDP Shares, the Fund shall (except as provided below) notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series 2 VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

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7. Transfers.

(a) Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series 2 VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the Remarketing Procedures, provided, however, that (a) a sale, transfer or other disposition of Series 2 VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series 2 VRDP Shares under the Securities Act. Accordingly, the Series 2 VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the Series 2 VRDP Shares.

(b) The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series 2 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series 2 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase, directly or indirectly, Series 2 VRDP Shares without the prior written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series 2 VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series 2 VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series 2 VRDP Shares.

(c) If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series 2 VRDP Shares and prospective purchasers of Series 2 VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A.

8. Global Certificate.

So long as any share of Series 2 VRDP shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such share of Series 2 VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen Dividend Advantage Municipal Fund has caused these presents to be signed as of [●], 2016, in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

ATTEST:

Name:
Title:

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

(effective as of [●], 2016: NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND)

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 3

VARIABLE RATE DEMAND PREFERRED SHARES

(Relating to the issuance of Series 3 Variable Rate Demand Preferred Shares by the

above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of Nuveen Premier Municipal Income Fund, Inc. (NPF))

Effective Date: [●]

2

3

(continued)

4

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

(effective as of [●], 2016: NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND)

STATEMENT ESTABLISHING AND FIXING THE

RIGHTS AND PREFERENCES OF SERIES 3

VARIABLE RATE DEMAND PREFERRED SHARES

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND, a Massachusetts business trust (the “Fund”), hereby certifies that:

FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article IV of the Fund’s Declaration of Trust, the Board of Trustees has, by resolution, authorized the issuance of preferred shares, $.01 par value per share, classified as Variable Rate Demand Preferred Shares with a liquidation preference of $100,000 per share in such one or more series as may be authorized and issued from time to time (each, a “Series,” and each such Series being referred to herein as a “Series of VRDP,” and shares of all such Series being referred to herein individually as a “VRDP Share” and collectively as “VRDP Shares” or “VRDP”);

SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of the Series 3 Variable Rate Demand Preferred Shares designated below are as follows or as set forth in an amendment or supplement hereto:

DESIGNATION OF SERIES 3 VRDP

Series 3: A series of preferred shares, par value $.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “Series 3 Variable Rate Demand Preferred Shares,” also referred to herein as “Series 3 VRDP.” “Series 3 VRDP Shares” or “shares of Series 3 VRDP,” and references to “such Series” with respect to the Series 3 VRDP Shares shall be interpreted as references to “shares of such Series,” as the context may require. Each share of Series 3 VRDP shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; and have such other preferences, voting powers, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Declaration, as set forth in Parts I and II of this Statement (as defined below). With respect to the initial issuance of Series 3 VRDP, each share of Series 3 VRDP shall have an Applicable Rate equal to the rate determined by the Remarketing Agent on the Target Fund VRDP (as defined below) on Wednesday, [●] for the Initial Rate Period from, and including, the Date of Original Issue to, and including, [●] and an initial Dividend Payment Date of [●]. The Series 3 VRDP shall constitute a separate series of preferred shares of the Fund and each share of Series 3 VRDP shall be identical.

The number of Series 3 VRDP Shares which the Board of Trustees has initially authorized for issuance is 1,277. The Board of Trustees may, from time to time, authorize the issuance of additional Series 3 VRDP Shares in accordance with the terms hereof.

One share of Series 3 VRDP initially authorized for issuance as stated above shall be issued and distributed in respect of each share of Series 1 Variable Rate Demand Preferred Shares of Nuveen Premier Municipal Income Fund, Inc. (the “Target Fund VRDP”) outstanding on the date of distribution in connection with the reorganization of Nuveen Premier Municipal Income Fund, Inc. (the “Target Fund”) as described in the Information Memorandum (as defined below).

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DEFINITIONS

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

(wwwwwwwww) “Agent Member” means a Person with an account at the Securities Depository that holds one or more Series 3 VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

(xxxxxxxxx) “Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing the VRDP Purchase Agreement (or any replacement therefor) upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation therein as determined by the Fund.

(yyyyyyyyy) “Applicable Base Rate” means the greater of the SIFMA Municipal Swap Index Rate or the LIBOR Rate.

(zzzzzzzzz) “Applicable Percentage” has the meaning set forth in the definition of the Maximum Rate.

(aaaaaaaaaa) “Applicable Rate” means the dividend rate per annum on any Series 3 VRDP Shares for a Rate Period determined as set forth in paragraph (e)(i) of Section 2 of Part I of this Statement or in the definition of “Maximum Rate.”

(bbbbbbbbbb) “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the Series 3 VRDP Shares for a Subsequent Rate Period, as provided in the Remarketing Agreement and Part II of this Statement.

(cccccccccc) “Applicable Spread” means, in connection with the Maximum Rate for any Rate Period (and subject to adjustment as described in the definition of Maximum Rate) (i) when there is not a Failed Remarketing Condition, 200 basis points (2.00%), and (ii) while a Failed Remarketing Condition has occurred or is continuing, 200 basis points (2.00%) (up to 59 days of a continued Failed Remarketing Condition), 225 basis points (2.25%) (60 days but fewer than 90 days of a continued Failed Remarketing Condition), 250 basis points (2.50%) (90 days but fewer than 120 days of a continued Failed Remarketing Condition), 275 basis points (2.75%) (120 days but fewer than 150 days of a continued Failed Remarketing Condition), 300 basis points (3.00%) (150 days but fewer than 180 days of a continued Failed Remarketing Condition), and 400 basis points (4.00%) (180 days or more of a continued Failed Remarketing Condition); provided, that, if at any time when the Applicable Spread is 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) the Failed Remarketing Condition no longer exists due to the successful Remarketing of all Purchased VRDP Shares, such Applicable Spread of 225 basis points (2.25%), 250 basis points (2.50%), 275 basis points (2.75%), 300 basis points (3.00%) or 400 basis points (4.00%) will continue to be the Applicable Spread in connection with determining the Maximum Rate in effect for each Rate Period commencing with the first Subsequent Rate Period after the Failed Remarketing Condition no longer exists through and including the first Subsequent Rate Period ending on or after the 45th day after the day the Failed Remarketing Condition no longer exists; provided further, that (i) if a new Failed Remarketing Condition occurs prior to the end of such period

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and the Applicable Spread is then 225 basis points (2.25%), the date such new Failed Remarketing Condition occurs will be deemed to be the 60th day of a continued Failed Remarketing Condition, (ii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 250 basis points (2.50%), the date such new Failed Remarketing Condition occurs will be deemed to be the 90th day of a continued Failed Remarketing Condition, (iii) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 275 basis points (2.75%), the date such new Failed Remarketing Condition occurs will be deemed to be the 120th day of a continued Failed Remarketing Condition, (iv) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 300 basis points (3.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 150th day of a continued Failed Remarketing Condition, and (v) if a new Failed Remarketing Condition occurs prior to the end of such period and the Applicable Spread is then 400 basis points (4.00%), the date such new Failed Remarketing Condition occurs will be deemed to be the 180th day of a continued Failed Remarketing Condition, in each case, solely for purposes of determining the Applicable Spread.

(dddddddddd) “Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of Series 3 VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name Series 3 VRDP Shares are recorded as beneficial owner of such Series 3 VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

(eeeeeeeeee) “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.

(ffffffffff) “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

(gggggggggg) “Code” means the Internal Revenue Code of 1986, as amended.

(hhhhhhhhhh) “Common Shares” means the common shares of beneficial interest, par value $.01 per share, of the Fund.

(iiiiiiiiii) “Custodian” means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or any rule, regulation, or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.

(jjjjjjjjjj) “Date of Original Issue,” with respect to any Series 3 VRDP Share, means the date on which the Fund initially issued such Series 3 VRDP Share.

(kkkkkkkkkk) “Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

(llllllllll) “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or

7

mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of this Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of this Statement (or such rating’s future equivalent).

(mmmmmmmmmm) “Dividend Payment Date,” except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, means the date that is the first Business Day of each calendar month.

(nnnnnnnnnn) “Dividend Period,” with respect to the Series 3 VRDP Shares, means the period from, and including, the Date of Original Issue in connection with the initial issuance of Series 3 VRDP Shares to, but excluding, the initial Dividend Payment Date for the Series 3 VRDP Shares and any period thereafter from, and including, one Dividend Payment Date for the Series 3 VRDP Shares to, but excluding, the next succeeding Dividend Payment Date for the Series 3 VRDP Shares.

(oooooooooo) “Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

(pppppppppp) “Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

(qqqqqqqqqq) “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

(rrrrrrrrrr) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

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(ssssssssss) “Extraordinary Corporate Event” means as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of the VRDP Purchase Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 3 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

(tttttttttt) “Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

(uuuuuuuuuu) “Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any Series 3 VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including Series 3 VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of the VRDP Purchase Agreement.

(vvvvvvvvvv) “Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of Series 3 VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and this Statement.

(wwwwwwwwww) “Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold Series 3 VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

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(xxxxxxxxxx) “Failure to Deposit” means, with respect to shares of Series 3 VRDP, a failure by the Fund to pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for shares of such Series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any redemption date in funds available on such redemption date for shares of such Series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such Series after Notice of Redemption is provided pursuant to paragraph (c) of Section 10 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of Series 3 VRDP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(yyyyyyyyyy) “Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of Series 3 VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

(zzzzzzzzzz) “Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

(aaaaaaaaaaa) “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after giving effect to regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner.

Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) only taking into account the regular federal income tax with respect to dividends received from the Fund (that is, without giving effect to any other federal tax based on income, such as (A) the alternative minimum tax or (B) the “Medicare tax,” which at the date hereof is imposed at the rate of 3.8% on the net investment income (which includes taxable dividends and net capital gains) of certain individuals, trusts and estates); and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

(bbbbbbbbbbb) “Holder” means a Person in whose name a Series 3 VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

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(ccccccccccc) “Information Memorandum” means the proxy statement of the Target Fund and the other funds named therein, dated [●], 2016, and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional Series 3 VRDP Shares.

(ddddddddddd) “Initial Rate Period,” means the period commencing on and including the Date of Original Issue in connection with the initial issuance of shares of the Series designated Series 3 Variable Rate Demand Preferred Shares of the Fund and ending on, and including, [●], the next succeeding Wednesday, as set forth under “Designation of Series 3 VRDP” above.

(eeeeeeeeeee) “Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

(fffffffffff) “Late Charge” has the meaning specified in paragraph (e)(i)(C) of Section 2 of Part I of this Statement.

(ggggggggggg) “LIBOR Dealer” means [●] and such other dealer or dealers as the Fund from time to time may appoint as such, their respective affiliates and successors.

(hhhhhhhhhhh) “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if no LIBOR Dealer quotes a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date. If the number of days in a Rate Period shall be (i) seven or more but fewer than 21 days, such rate shall be the seven-day LIBOR Rate; (ii) 21 or more but fewer than 49 days, such rate shall be the one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days such rate shall be

11

the four-month LIBOR rate; (vi) 140 or more but fewer than 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer than 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

(iiiiiiiiiii) “Liquidation Preference,” with respect to a given number of Series 3 VRDP Shares, means $100,000 times that number.

(jjjjjjjjjjj) “Liquidity Account Investments” means any Deposit Security or any other security or investment owned by the Fund that is rated at least A- or the equivalent rating by each NRSRO then rating such security or investment, provided that any such Deposit Security or other security or investment shall be so rated by at least one NRSRO.

(kkkkkkkkkkk) “Liquidity Provider” means any entity acting in such capacity pursuant to a VRDP Purchase Agreement, initially [●].

(lllllllllll) “Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the Series 3 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

(mmmmmmmmmmm) “Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 30 days nor more than 45 days following such Liquidity Provider Ratings Event, or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund shall obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDP Purchase Agreement is delivered.

(nnnnnnnnnnn) “London Business Day” means any day on which commercial banks are generally open for business in London.

(ooooooooooo) “Mandatory Purchase” means the mandatory purchase of Outstanding Series 3 VRDP Shares by the Liquidity Provider pursuant to the VRDP Purchase Agreement in connection with a Mandatory Purchase Event.

(ppppppppppp) “Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase in accordance with this Statement and the VRDP Purchase Agreement.

(qqqqqqqqqqq) “Mandatory Purchase Event” means (i) in connection with the termination of the VRDP Purchase Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have

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agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement then in effect, or (ii) in connection with the termination of the VRDP Purchase Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement then in effect. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

(rrrrrrrrrrr) “Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of Series 3 VRDP Shares, a notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

(sssssssssss) “Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all Series 3 VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, Series 3 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 3 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such Series 3 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(ttttttttttt) “Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any Series 3 VRDP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement being replaced; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with this Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the

13

Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

(uuuuuuuuuuu) “Mandatory Tender Notice” means, in connection with the Mandatory Tender of Series 3 VRDP Shares, a notice delivered in accordance with the VRDP Purchase Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

(vvvvvvvvvvv) “Market Value” of any asset of the Fund means the market value thereof determined by an independent third-party pricing service designated from time to time by the Board of Trustees. The Market Value of any asset shall include any interest accrued thereon. The pricing service shall value portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available shall be valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

(wwwwwwwwwww) “Maximum Rate” means, for the Series 3 VRDP Shares on any Rate Determination Date or in respect of the occurrence of a Failed Remarketing Condition for shares of such Series, the Applicable Percentage of the Applicable Base Rate plus the Applicable Spread. The Maximum Rate for the Series 3 VRDP Shares will depend on the long-term rating assigned to the Series 3 VRDP Shares, the length of the Rate Period and whether or not the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereto that any ordinary income or capital gains will be included in the dividend on Series 3 VRDP Shares for that Rate Period. The Applicable Percentage of the Applicable Base Rate is as follows:

Long-Term Ratings*		Applicable Percentage of Applicable Base Rate— No Notification

Moody’s	Fitch
Aa3 to Aaa	AA- to AAA	100%
Baa3 to A1	BBB- to A+	110%
Below Baa3**	Below BBB-**	135%

*	And/or the equivalent ratings of another Rating Agency then rating the Series 3 VRDP Shares utilizing the higher of the ratings of the Rating Agencies then rating the Series 3 VRDP Shares.
**	Includes unrated, if no Rating Agency is then rating the Series 3 VRDP Shares.

provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 3 VRDP Shares for that Rate Period, the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

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The Applicable Percentage as so determined and the Applicable Spread may be subject to upward (and if previously adjusted upward, subsequent downward) adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, following such adjustment, the Maximum Rate is equal to or higher than the rates determined as set forth above, and immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage. Furthermore, in the event of Special Rate Periods of greater than 364 days, the Maximum Rate may be subject to upward adjustment as provided in the Remarketing Agreement, provided that, notwithstanding any provision to the contrary in the Remarketing Agreement, immediately following any such upward adjustment, the Fund would be in compliance with the Minimum VRDP Asset Coverage.

A Maximum Rate in effect in respect of a Failed Remarketing Condition will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

Notwithstanding any provision to the contrary in the Remarketing Agreement, in no event shall the Maximum Rate exceed 15%; provided, however, that in the event the Fund has given notification prior to the Applicable Rate Determination for the Rate Period pursuant to Section 6 of Part II hereof that any ordinary income or capital gains will be included in the dividend on Series 3 VRDP Shares for that Rate Period, the Maximum Rate shall not exceed 15% divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate applicable to ordinary income, whichever is greater.

(xxxxxxxxxxx) “Minimum Rate Period” means any Rate Period consisting of seven Rate Period Days, as adjusted to reflect any changes when the regular day that is a Rate Determination Date is not a Business Day.

(yyyyyyyyyyy) “Minimum VRDP Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as of the date of the VRDP Fee Agreement with such changes thereafter as agreed with the prior written consent of the Liquidity Provider, of at least 200% or such higher percentage as required and specified in the VRDP Fee Agreement, or as otherwise provided in connection with a Special Rate Period, but, in any event, not more than 250%, with respect to all outstanding senior securities of the Fund which are stock, including all Outstanding VRDP Shares (or, in each case, if higher, such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock).

(zzzzzzzzzzz) “Minimum VRDP Asset Coverage Cure Date” means, with respect to the failure by the Fund to maintain the Minimum VRDP Asset Coverage as of the close of business on the last Business Day of any month (as required by Section 6 of Part I of this Statement), the tenth Business Day of the following month.

(aaaaaaaaaaaa) “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

(bbbbbbbbbbbb) “Municipal Securities” means municipal securities as described under “The Fund’s Investments – Municipal Securities” in the Information Memorandum.

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(cccccccccccc) “1940 Act” means the Investment Company Act of 1940, as amended.

(dddddddddddd) “Notice of Proposed Special Rate Period” has the meaning specified in paragraph (c) of Section 4 of Part I of this Statement.

(eeeeeeeeeeee) “Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form attached to the VRDP Purchase Agreement.

(ffffffffffff) “Notice of Redemption” has the meaning specified in paragraph (c) of Section 9 of Part I of this Statement.

(gggggggggggg) “Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the Series 3 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(hhhhhhhhhhhh) “Notice of Special Rate Period” has the meaning specified in paragraph (d)(i) of Section 4 of Part I of this Statement.

(iiiiiiiiiiii) “Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, indicating an intention to tender Series 3 VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of this Statement.

(jjjjjjjjjjjj) “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

(kkkkkkkkkkkk) “Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

(llllllllllll) “Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of the VRDP Purchase Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

(mmmmmmmmmmmm) “Optional Tender” means any tender of Series 3 VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or

16

(ii) pursuant to an attempted Remarketing Series 3 VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 3 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 3 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of this Statement and the VRDP Purchase Agreement.

(nnnnnnnnnnnn) “Other Special Rate Period Provisions” has the meaning specified in paragraph (f) of Section 4 of Part I of this Statement.

(oooooooooooo) “Outstanding” means, as of any date with respect to VRDP Shares of any Series, the number of shares of such Series theretofore issued by the Fund except, without duplication, (i) any shares of such Series theretofore cancelled or delivered to the Tender and Paying Agent (or other relevant tender and paying agent) for cancellation or redemption by the Fund, (ii) any shares of such Series with respect to which, in the case of Series 3 VRDP Shares, the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of this Statement or, in the case of VRDP Shares of any other Series, the Fund has taken the equivalent action under the statement applicable to such shares, (iii) any shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any Series 3 VRDP Share will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(pppppppppppp) “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

(qqqqqqqqqqqq) “Preferred Shares” means the preferred shares of the Fund, including the VRDP Shares.

(rrrrrrrrrrrr) “Preliminary Notice of Purchase” shall have the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(ssssssssssss) “Purchase Date,” with respect to any purchase of Series 3 VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with

17

respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement being replaced; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of such proposed Special Rate Period.

(tttttttttttt) “Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of the VRDP Purchase Agreement to purchase Outstanding Series 3 VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such Series 3 VRDP Shares.

(uuuuuuuuuuuu) “Purchase Price” means an amount equal to the Liquidation Preference of any Series 3 VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

(vvvvvvvvvvvv) “Purchased VRDP Shares” means all Series 3 VRDP Shares purchased by the Liquidity Provider pursuant to Article II of the VRDP Purchase Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such Series 3 VRDP Shares.

(wwwwwwwwwwww) “Rate Determination Date” means, with respect to the Series 3 VRDP Shares, the last day of a Rate Period for the Series 3 VRDP Shares or, if such day is not a Business Day, the next succeeding Business Day; provided, however, that the next succeeding Rate Determination Date will be determined without regard to any prior extension of a Rate Determination Date to a Business Day.

(xxxxxxxxxxxx) “Rate Period,” with respect to the Series 3 VRDP Shares, means the Initial Rate Period and any Subsequent Rate Period, including any Special Rate Period.

(yyyyyyyyyyyy) “Rate Period Days,” for any Rate Period, means the number of days in such Rate Period.

(zzzzzzzzzzzz) “Rating Agency” means each NRSRO, if any, then providing a rating for the Series 3 VRDP Shares pursuant to the request of the Fund, including, at the date hereof, Fitch, Moody’s and S&P.

(aaaaaaaaaaaaa) “Rating Agency Guidelines” means the guidelines provided by each Rating Agency, as may be amended from time to time, applied by such Rating Agency in connection with the Rating Agency’s rating of Series 3 VRDP Shares.

(bbbbbbbbbbbbb) “Redemption Date” has the meaning specified in paragraph (c) of Section 10 of Part I of this Statement.

(ccccccccccccc) “Redemption Price” means the applicable redemption price specified in paragraph (a) or (b) of Section 9 of Part I of this Statement.

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(ddddddddddddd) “Reference Banks” means four major banks in the London interbank market selected by the Remarketing Agent or its affiliates or successors or such other party as the Fund may from time to time appoint.

(eeeeeeeeeeeee) “Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

(fffffffffffff) “Related Party Termination Date” means the effective date of the termination of the VRDP Purchase Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

(ggggggggggggg) “Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of Series 3 VRDP Shares pursuant to the terms of the VRDP Purchase Agreement.

(hhhhhhhhhhhhh) “Remarketing” means the remarketing of Series 3 VRDP Shares by the Remarketing Agent on behalf of Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and Part II of this Statement.

(iiiiiiiiiiiii) “Remarketing Agent” means the entity appointed as such with respect to Series 3 VRDP Shares by a resolution of the Board of Trustees and any additional or successor companies or entities appointed by the Board of Trustees which have entered into a Remarketing Agreement with the Fund, initially [●].

(jjjjjjjjjjjjj) “Remarketing Agreement” means the Remarketing Agreement, with respect to the Series 3 VRDP Shares, dated as of [●], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

(kkkkkkkkkkkkk) “Remarketing Notice” has the meaning specified in paragraph (b) of Section 2 of Part II of this Statement.

(lllllllllllll) “Remarketing Procedures” means the procedures for conducting Remarketings set forth in Part II of this Statement.

(mmmmmmmmmmmmm) “Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

(nnnnnnnnnnnnn) “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

(ooooooooooooo) “Scheduled Termination Date” means [●], or any succeeding date to which the term of the VRDP Purchase Agreement of the initial Liquidity Provider is extended, or, as the case may be, the initial Scheduled Termination Date of any Alternate VRDP Purchase Agreement, or any succeeding date to which the term of the Alternate VRDP Purchase Agreement is extended.

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(ppppppppppppp) “SEC” means the Securities and Exchange Commission.

(qqqqqqqqqqqqq) “Securities Act” means the Securities Act of 1933, as amended.

(rrrrrrrrrrrrr) “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the Series 3 VRDP Shares.

(sssssssssssss) “SIFMA Municipal Swap Index” means, on any Rate Determination Date, the Securities Industry and Financial Markets Association Municipal Swap Index, produced and made available by Municipal Market Data as of 3:00 p.m., New York City time, on such Rate Determination Date.

(ttttttttttttt) “SIFMA Municipal Swap Index Rate” means, on any Rate Determination Date, (i) the SIFMA Municipal Swap Index produced and made available on such date, or (ii) if such index is not made available by 3:00 p.m., New York City time, on such date, the SIFMA Municipal Swap Index Rate as in effect on the previous Rate Determination Date.

(uuuuuuuuuuuuu) “Special Rate Period,” with respect to the Series 3 VRDP Shares, means a Rate Period that is established in accordance with paragraph (a) of Section 4 of Part I of this Statement.

(vvvvvvvvvvvvv) “Special Redemption Provisions” has the meaning specified in paragraph (a)(i) of Section 10 of Part I of this Statement.

(wwwwwwwwwwwww) “Statement” means this statement establishing and fixing the rights and preferences of Series 3 VRDP Shares, as it may be amended or supplemented from time to time in accordance with the provisions hereof.

(xxxxxxxxxxxxx) “Subsequent Rate Period,” with respect to shares of Series 3 VRDP, means the period from, and including, the first day following the Initial Rate Period of shares of such Series to, and including, the next Rate Determination Date for shares of such Series and any period thereafter from, and including, the first day following a Rate Determination Date for shares of such Series to, and including, the next succeeding Rate Determination Date for shares of such Series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on, and including, the last day of the last Dividend Period thereof; except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period.

(yyyyyyyyyyyyy) “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.

(zzzzzzzzzzzzz) “Taxable Allocation” has the meaning specified in paragraph (a) of Section 3 of Part I of this Statement.

(aaaaaaaaaaaaaa) “Tender” means an Optional Tender or Mandatory Tender, as applicable.

(bbbbbbbbbbbbbb) “Tender and Paying Agent” means The Bank of New York Mellon, or any successor Person, which has entered into an agreement with the Fund to act in such capacity as the

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Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the Series 3 VRDP Shares.

(cccccccccccccc) “Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, with respect to the Series 3 VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

(dddddddddddddd) “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

(eeeeeeeeeeeeee) “Voting Period” has the meaning specified in paragraph (b)(i) of Section 5 of Part I of this Statement.

(ffffffffffffff) “VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the Series 3 VRDP Shares, dated as of [●], between the Fund and the initial Liquidity Provider, as amended, modified or supplemented from time to time, or any similar agreement with a successor Liquidity Provider.

(gggggggggggggg) “VRDP Purchase Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, with respect to the Series 3 VRDP Shares, dated as of [●], between the Tender and Paying Agent and the initial Liquidity Provider, as amended, modified or supplemented, or any Alternate VRDP Purchase Agreement.

PART V

1. Number of Authorized Shares.

The initial number of authorized shares constituting Series 3 VRDP is as set forth above under the title “Designation of Series 3 VRDP.”

2. Dividends.

(a) Ranking . The shares of Series 3 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the payment of dividends by the Fund.

(b) Cumulative Cash Dividends . The Holders of Series 3 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor in accordance with the Declaration and applicable law, cumulative cash dividends at the Applicable Rate for shares of such Series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of Part I of this Statement and Section 6 of Part II of this Statement), payable on the Dividend Payment Dates with respect to shares of such Series determined pursuant to paragraph (d) of this Section 2. Holders of Series 3 VRDP Shares shall not be entitled to any dividend, whether payable in cash, property or shares,

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in excess of full cumulative dividends, as herein provided, on Series 3 VRDP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on Series 3 VRDP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend a Late Charge (as defined below in paragraph (e)(i)(C) of this Section 2) on account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.

(c) Dividends Cumulative from Date of Original Issue . Dividends on Series 3 VRDP Shares shall be declared daily and accumulate at the Applicable Rate for shares of such Series from the Date of Original Issue thereof.

(d) Dividend Payment Dates and Adjustment Thereof . The Dividend Payment Date with respect to the Series 3 VRDP Shares shall be the first Business Day of each calendar month; provided, however, that:

(i) notwithstanding the foregoing, the Fund in its discretion may establish more frequent Dividend Payment Dates than monthly in respect of any Minimum Rate Period, and the Dividend Payment Date for the Dividend Period prior to the commencement of a Special Rate Period following a Minimum Rate Period shall be the Business Day immediately following the end of such Minimum Rate Period; and

(ii) notwithstanding the foregoing, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period for the Series 3 VRDP Shares; provided, however, that such dates shall be set forth in the Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period relating to such Special Rate Period, as provided in accordance with Section 4 of Part I of this Statement, which Notice of Proposed Special Rate Period, if any, and Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section  4 of Part I of this Statement.

(e) Applicable Rates and Calculation of Dividends.

(i) Applicable Rates. The dividend rate on Series 3 VRDP Shares during the Initial Rate Period shall be equal to the rate per annum specified under “Designation of Series 3 VRDP” above. For each Subsequent Rate Period of the Series 3 VRDP Shares thereafter, the dividend rate on shares of such Series shall be equal to the rate per annum that results from the Applicable Rate Determination for shares of such Series on the Rate Determination Date immediately preceding such Subsequent Rate Period; provided, however, that:

(A) if an Applicable Rate Determination for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such Series for such Subsequent Rate Period will be adjusted to the Maximum Rate for shares of such Series on the Rate Determination Date therefor;

(B) in the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to

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the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread), and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period;

(C) if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, but, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2, and the Fund shall have paid to the Tender and Paying Agent as a late charge (“Late Charge”) daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the full amount of dividends with respect to any Dividend Period for the shares of such Series, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure timely to pay to the Tender and Paying Agent the Redemption Price of the shares, if any, of such Series for which a Notice of Redemption had been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement, an amount computed by multiplying, (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurred on the applicable Redemption Date plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit had not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurred and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series to be redeemed (with the amount for each individual day on which such Failure to Deposit occurred or continued uncured being declared as a supplemental dividend on that day), the Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period as provided above in this paragraph (e), unless a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with paragraph (f) of this Section 2, in which case no Applicable Rate Determination will be held in respect of shares of such Series for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for shares of such Series for such Subsequent Rate Period will be the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period;

(D) if any Failure to Deposit shall have occurred with respect to shares of such Series during any Dividend Period therefor, and, by 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2

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or the Fund shall not have paid the applicable Late Charge to the Tender and Paying Agent, no Applicable Rate Determination will occur in respect of shares of such Series for the first Subsequent Rate Period therefor thereafter (or for any Subsequent Rate Period therefor thereafter to and including the Subsequent Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Tender and Paying Agent, in each case no later than 12:00 noon, New York City time, on the fourth Business Day prior to the end of such Subsequent Rate Period), and the dividend rate for shares of such Series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such Series on the Rate Determination Date for such Subsequent Rate Period (but with the prevailing rating for shares of such Series, for purposes of determining such Maximum Rate, being deemed to be “below ‘Baa3’/‘BBB-’”); or

(E) in connection with a Special Rate Period, the Fund may establish other or additional terms with respect to the dividend rate in accordance with Section 4 of Part I of this Statement.

Each dividend rate determined in accordance with this paragraph (e)(i) of Section 2 of Part I of this Statement shall be an “Applicable Rate.”

(ii) Calculation of Dividends. The amount of dividends per share payable on shares of Series 3 VRDP on any Dividend Payment Date shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) shall be computed by multiplying the Applicable Rate in effect for shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the number of days in each such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year (365 or 366), and applying each such rate obtained against $100,000.

(f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of Series 3 VRDP shall be cured for purposes of paragraph (e) above on the Business Day on which, by 12:00 noon, New York City time, the Fund shall have paid to the Tender and Paying Agent (A) all accumulated but unpaid dividends on shares of such Series and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VRDP Shares when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g) Dividend Payments by Fund to Tender and Paying Agent. In connection with each Dividend Payment Date for Series 3 VRDP Shares, the Fund shall pay to the Tender and Paying Agent, not later than 12:00 noon, New York City time, on the earlier of (i) the third Business Day next succeeding the Rate Determination Date immediately preceding the Dividend Payment Date and (ii) the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of shares of such Series on such Dividend Payment Date, or as otherwise provided for and in connection with the designation of a Special Rate Period. If an aggregate amount of funds equal to the dividends to

24

be paid to all Holders of shares of such Series on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Tender and Paying Agent will notify the Liquidity Provider by Electronic Means of such fact prior to the close of business on such day.

(h) Tender and Paying Agent as Trustee of Dividend Payments by Fund. All Deposit Securities paid to the Tender and Paying Agent for the payment of dividends on Series 3 VRDP Shares shall be held in trust for the payment of such dividends by the Tender and Paying Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any Deposit Securities paid to the Tender and Paying Agent in accordance with the foregoing but not applied by the Tender and Paying Agent to the payment of dividends will, to the extent permitted by law, upon request of the Fund, be repaid to the Fund as soon as possible after the date on which such Deposit Securities were so to have been applied.

(i) Dividends Paid to Holders. Dividends on the Series 3 VRDP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of Series 3 VRDP Shares, the transferor as Beneficial Owner of Series 3 VRDP Shares shall be deemed to have agreed pursuant to the terms of the Series 3 VRDP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the Series 3 VRDP Shares in exchange for payment of the Purchase Price for such Series 3 VRDP Shares by the transferee.

(j) Dividends Credited Against Earliest Accumulated But Unpaid Dividends. Any dividend payment made on Series 3 VRDP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared (to the extent not previously declared as required under paragraph (i) above) and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

(k) Dividends Designated as Exempt-Interest Dividends. Dividends on Series 3 VRDP Shares shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

3. Gross-Up Payments. Holders of Series 3 VRDP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

(a) If the Fund allocates any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on Series 3 VRDP Shares without either having given advance notice thereof to the Remarketing Agent or simultaneously increasing such dividend payment by an additional amount, both as provided in Section 6 of Part II of this Statement (such allocation being referred to herein as a “Taxable Allocation”), the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Remarketing Agent and direct the Tender and Paying Agent to send such notice with a Gross-up Payment to the Holder that

25

was entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.

(b) The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund.

4. Designation of Special Rate Periods.

(a) Length of and Preconditions for Special Rate Period. The Fund, at its option, may designate any succeeding Subsequent Rate Period for the Series 3 VRDP Shares as a Special Rate Period having the duration specified by the Fund in accordance with this Section 4 and ending on a Wednesday, subject to adjustment as provided in paragraph (b) of this Section 4, or, if so designated by the Fund, ending on the final redemption date specified in paragraph (b)(i)(A) of Section 9 of Part I of this Statement. Except for Special Rate Periods, each Subsequent Rate Period will be a Minimum Rate Period. A designation of a Special Rate Period shall be effective only if (i) in the case of the designation of a Special Rate Period to succeed a Minimum Rate Period, (A) notice thereof shall have been given in accordance with paragraph (c) and paragraph (d)(i) of this Section 4, (B) no Series 3 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period and full cumulative dividends and any amounts due with respect to redemptions payable prior to such date have been paid in full, in each case, on the Series 3 VRDP Shares, and (C) if any Notice of Redemption shall have been provided by the Fund pursuant to paragraph (c) of Section 9 of Part I of this Statement with respect to any shares of such Series, the Redemption Price with respect to such shares shall have been deposited with the Tender and Paying Agent, or (ii) in the case of the designation of a Special Rate Period to succeed a Special Rate Period, notice thereof shall have been given in accordance with paragraph (d)(ii) of this Section 4.

(b) Adjustment of Length of Special Rate Period. In the event the Fund wishes to designate a Subsequent Rate Period for the Series 3 VRDP Shares as a Special Rate Period, but the day that would otherwise be the last day of such Special Rate Period is a Wednesday that is not a Business Day, then the Special Rate Period shall end on the next Business Day and the succeeding Subsequent Rate Period (if it is a Minimum Rate Period) will end on the following Wednesday, or, if such day is not a Business Day, the next succeeding Business Day.

(c) Notice of Proposed Special Rate Period. If the Fund proposes to designate a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Remarketing Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be a day that would otherwise be the first day of a Minimum Rate Period), a notice (a “Notice of Proposed Special Rate Period”) shall be sent by the Fund by Electronic Means (or by first-class mail, postage prepaid, where the Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders of shares of such Series with copies provided to the Remarketing Agent, the Tender and Paying Agent and the Liquidity Provider. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period for the Series 3 VRDP Shares as a Special Rate Period, specifying the first day thereof, (B) that the Fund will, by 11:00 a.m., New York City time,

26

on the second Business Day immediately preceding such first day (or by such later time or date, or both, as may be agreed to by the Remarketing Agent) notify the Remarketing Agent of either (x) its determination, subject to certain conditions, to exercise such option, or (y) its determination not to exercise such option, (C) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (D) that such Special Rate Period shall not commence if (1) any Series 3 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either the Rate Determination Date for such proposed Special Rate Period or on the first day of such Special Rate Period or (2) full cumulative dividends or any amounts due with respect to redemptions payable prior to such Rate Determination Date have not been paid in full, in each case, on the Series 3 VRDP Shares, (E) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (F) a description of the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period.

(d) Notices in Respect of Special Rate Period. The Fund shall deliver a notice of Special Rate Period (a “Notice of Special Rate Period”) in accordance with paragraph (i)(A) or (ii) below or a notice that the Fund is electing not to designate a Special Rate Period in accordance with paragraph (i)(B) below, as applicable:

(i) In connection with the designation of a Special Rate Period to succeed a Minimum Rate Period pursuant to paragraph (a)(i) of this Section 4, no later than 11:00 a.m., New York City time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period for the Series 3 VRDP Shares as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Remarketing Agent), the Fund shall deliver to the Remarketing Agent and the Liquidity Provider either:

(A) a Notice of Special Rate Period stating (1) that the Fund has determined to designate the next succeeding Rate Period for shares of such Series as a Special Rate Period, specifying the same and the first day thereof, (2) the Rate Determination Date immediately prior to the first day of such Special Rate Period, (3) that such Special Rate Period shall not commence if (x) any Series 3 VRDP Shares are owned by the Liquidity Provider pursuant to the Purchase Obligation on either such Rate Determination Date or on the first day of such Special Rate Period or (y) full cumulative dividends or any amounts due with respect to redemptions payable, in each case, on Series 3 VRDP Shares, prior to such Rate Determination Date have not been paid in full, (4) the scheduled Dividend Payment Dates for shares of such Series during such Special Rate Period and (5) the Other Special Rate Period Provisions, if any, applicable to shares of such Series in respect of such Special Rate Period; or

(B) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period for shares of such Series and that the next succeeding Rate Period of shares of such Series shall be a Minimum Rate Period.

(ii) In connection with designation of a Special Rate Period to succeed a Special Rate Period pursuant to paragraph (a)(ii) of this Section 4, the Fund shall deliver a Notice of Special Rate Period as specified in and otherwise in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded.

(e) Failure to Deliver Notice of Special Rate Period. If the Fund fails to deliver either of the notices described in paragraphs (d)(i)(A) or (d)(ii) of this Section 4 of any proposed Special Rate Period to the Remarketing Agent and the Liquidity Provider by 11:00 a.m., New York City

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time, on the second Business Day immediately preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Remarketing Agent and the Liquidity Provider), the Fund shall be deemed to have delivered a notice to the Remarketing Agent and the Liquidity Provider with respect to such Special Rate Period to the effect set forth in paragraph (d)(i)(B) of this Section 4. In the event the Fund delivers to the Remarketing Agent and the Liquidity Provider a notice described in paragraph (d)(i)(A) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund.

(f) Other Special Rate Period Provisions. In connection with any Special Rate Period designated pursuant to this Section 4, the Fund, without the vote or consent of any Holder of Series 3 VRDP Shares, but with the prior written consent of the Liquidity Provider, if any (and to the extent that the Liquidity Provider is appointed as such for such Special Rate Period), may provide for provisions relating solely to such Special Rate Period that differ from those provided in this Statement, including, but not limited to, with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 9(b)(i)(A) of this Statement) and modified or new definitions (“Other Special Rate Period Provisions”); provided that such provisions do not affect the parity ranking of Series 3 VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(g) Minimum Rate Period Succeeding a Special Rate Period. The Fund, at its option, may designate the Rate Period (together with succeeding Rate Periods until the establishment of a Subsequent Rate Period as a Special Rate Period) succeeding a Special Rate Period as a Minimum Rate Period. Notice thereof shall be delivered in accordance with the Notice of Special Rate Period that designated the Special Rate Period being succeeded by the Minimum Rate Period.

5. Voting Rights.

(a) One Vote Per VRDP Share. Except as otherwise provided in the Declaration or as otherwise required by law, (i) each Holder of VRDP Shares shall be entitled to one vote for each VRDP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including each VRDP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VRDP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VRDP Share, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares and Preferred Shares, including VRDP Shares, voting together as a single class, shall elect the balance of the trustees.

(b) Voting for Additional Trustees.

(i) Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this paragraph (b)(i) shall exist (such period being

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referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VRDP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VRDP Shares, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

(A) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VRDP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Tender and Paying Agent for the payment of such accumulated dividends; or

(B) if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this paragraph (b)(i).

(ii) Notice of Special Meeting. As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b)(i) of this Section 5, the Fund shall call a special meeting of such holders, and the Fund shall mail a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b)(i) of this Section 5 on a one-vote-per-share basis.

(iii) Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv) Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b)(i) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional

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trustees pursuant to paragraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b)(i) of this Section 5.

(c) Holders of VRDP Shares to Vote on Certain Other Matters.

(i) Increases in Capitalization and Certain Amendments. The Board of Trustees, without the vote or consent of the Holders of Series 3 VRDP Shares, may from time to time authorize and create, and the Fund may from time to time issue additional shares of, any Series of VRDP, including Series 3 VRDP Shares, or any classes or series of Preferred Shares ranking on a parity with Series 3 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. So long as any Series 3 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the Series 3 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of shares ranking prior to the Series 3 VRDP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund or (b) amend, alter or repeal the provisions of the Declaration, or this Statement, whether by merger, consolidation or otherwise, so as to materially and adversely affect any preference, right or power of the Series 3 VRDP Shares or the Holders or the Beneficial Owners thereof; provided, however, that (i) none of the actions permitted by the first sentence of this paragraph (c) or by paragraph (a) of Section 12 of Part I of this Statement will be deemed to so affect such preferences, rights or powers, (ii) a division of a VRDP Share will be deemed to so affect such preferences, rights or powers only if the terms of such division so affect the Holders of Series 3 VRDP Shares and (iii) the authorization, creation and issuance of classes or series of shares ranking junior to the Series 3 VRDP Shares with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund will be deemed to so affect such preferences, rights or powers only if such issuance would, at the time thereof, cause the Fund not to satisfy the Minimum VRDP Asset Coverage. For purposes of the foregoing, except as otherwise set forth in this Statement, no matter shall be deemed to materially and adversely affect any right, preference or power of the Series 3 VRDP Shares or the Holders thereof unless such matter (i) alters or abolishes any preferential right of such Series; (ii) alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish or to comply with applicable law) any restriction on transfer applicable to such Series. So long as any Series 3 VRDP Shares are Outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the Series 3 VRDP Shares Outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. If any action set forth above requiring the vote of Holders of Series 3 VRDP Shares would adversely affect the rights of Series 3 VRDP in a manner different from any other Series of VRDP, the Fund will not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of the Series 3 VRDP Outstanding at the time, in person or by proxy, either in writing or at a meeting (the Series 3 VRDP voting as a separate class). Notwithstanding the foregoing, as set forth in paragraph (b) of Section 8 of Part I of this Statement, the Fund, without the vote, approval or consent of Holders of Series 3 VRDP Shares or other shareholders of the Fund, has the right to (x) terminate the services of any and all Rating Agencies providing a long-term rating for the Series 3 VRDP Shares, and such rating or ratings, to the extent it or they would have been taken into account in any of the provisions in this Statement, will be disregarded (other

30

than the effect of the absence of such ratings for purposes of determining the Maximum Rate) and (y) provide for Other Special Rate Period Provisions in accordance with, but subject to the limitations set forth in, paragraph (f) of Section 4 of Part I of this Statement. No vote of the holders of Common Shares shall be required to amend, alter or repeal the provisions of this Statement.

(ii) 1940 Act Matters. Unless a higher percentage is provided for in the Declaration, the affirmative vote of the holders of at least a “majority of the Outstanding Preferred Shares,” including VRDP Shares, outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any other action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, “majority of the Outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less.

(iii) Exclusive Right to Vote on Certain Matters. Except as otherwise required by the 1940 Act, other applicable law or the Declaration, (i) whenever a vote of Holders of Series 3 VRDP Shares is otherwise required by this Statement, Holders of Outstanding Series 3 VRDP Shares will be entitled as a Series, to the exclusion of the holders of all other shares, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters affecting Series 3 VRDP Shares only and (ii) Holders of Outstanding Series 3 VRDP Shares will not be entitled to vote on matters affecting any other Preferred Shares that do not adversely affect any of the rights of Holders of Series 3 VRDP Shares, as expressly set forth in the Declaration and this Statement.

(d) Fund May Take Certain Actions Without Shareholder Approval.

The Fund is not required to maintain any particular short-term or long-term ratings for the Series 3 VRDP Shares, and, subject only to Section 8 of this Part I, the Fund, without the vote, approval or consent of any holder of Preferred Shares, including any Series of VRDP, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Fund, or confirm the applicability of covenants and other obligations set forth herein, in connection with obtaining, maintaining or changing the rating of any Rating Agency which is then rating the Series 3 VRDP Shares, and any such adoption, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Series 3 VRDP Shares, or the Holders thereof.

Subject only to Section 8 of this Part I, the Fund may, at any time, replace a Rating Agency or terminate the services of any Rating Agencies then providing a rating for the Series 3 VRDP Shares without replacement, in either case, without the vote, approval or consent of Holders of Series 3 VRDP Shares or other shareholders of the Fund. In the event a Rating Agency ceases to furnish a long-term rating for the Series 3 VRDP Shares or the Fund terminates the services of a Rating Agency then providing a long-term rating for the Series 3 VRDP Shares, such rating, to the extent it would have been taken into account in any of the provisions of the Series 3 VRDP Shares included in this Statement, will be disregarded, and only the ratings of the then-designated Rating Agency or Agencies, if any, will be taken into account (other than the effect of the absence of such ratings for purposes of determining the Maximum Rate).

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Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of (i) the Fund to make certain adjustments in the Remarketing Agreement as provided under the definition of “Maximum Rate,” subject to the limitations set forth in such definition, or (ii) the Board of Trustees to amend or alter other provisions of this Statement, without the vote, approval or consent of any Holder of Series 3 VRDP Shares, or any other shareholder of the Fund, as otherwise provided in this Statement.

(e) Voting Rights Set Forth Herein are Sole Voting Rights . Unless otherwise required by law, the Holders of Series 3 VRDP Shares shall not have any voting rights, relative rights or preferences or other special rights other than those specifically set forth herein.

(f) No Preemptive Rights or Cumulative Voting . The Holders of Series 3 VRDP Shares shall have no preemptive rights or rights to cumulative voting.

(g) Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the Series 3 VRDP Shares, the sole remedy of the Holders under this Statement, without limitation of any rights to payment of such dividends or other rights under the Declaration, this Statement and applicable law, shall be the right to vote for trustees pursuant to the provisions of this Section 5.

(h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Declaration, by statute or otherwise, no Holder shall be entitled to vote any Series 3 VRDP Share and no Series 3 VRDP Share shall be deemed to be “outstanding” for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been provided as set forth in paragraph (c) of Section 9 of Part I of this Statement and Deposit Securities with a Market Value at least equal to the Redemption Price for the redemption of such shares shall have been deposited in trust with the Tender and Paying Agent for that purpose. Series 3 VRDP Shares owned (legally or beneficially) or controlled by the Fund shall not have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

6. Minimum VRDP Asset Coverage. The Fund shall maintain, as of the close of business on the last Business Day of each month on which any Series 3 VRDP Share is Outstanding, the Minimum VRDP Asset Coverage.

7. Restrictions on Dividends and Other Distributions.

(a) Dividends on Preferred Shares Other than the Series 3 VRDP Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with the Series 3 VRDP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VRDP through its most recent dividend payment date. When dividends are not paid in full upon the shares of each Series of VRDP through its most recent dividend payment date or upon the shares of any other class or series of shares of beneficial interest of the Fund

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ranking on a parity as to the payment of dividends with VRDP Shares through their most recent respective dividend payment dates, all dividends declared and paid upon VRDP Shares and any other such class or series of shares of beneficial interest ranking on a parity as to the payment of dividends with VRDP Shares shall be declared and paid pro rata so that the amount of dividends declared and paid per share on VRDP Shares and such other class or series of shares of beneficial interest shall in all cases bear to each other the same ratio that accumulated dividends per share on the VRDP Shares and such other class or series of shares of beneficial interest bear to each other (for purposes of this sentence, the amount of dividends declared and paid per Series 3 VRDP Share shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b) Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its common shares or stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c) Other Restrictions on Dividends and Other Distributions.

For so long as any Series 3 VRDP Share is Outstanding, and except as set forth in paragraph (a) of this Section 7 and paragraph (c) of Section 10 of this Part I, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the Series 3 VRDP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with Series 3 VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on the Series 3 VRDP Shares through the most recently ended Dividend Period therefor shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Tender and Paying Agent and (ii) the Fund has redeemed the full number of Series 3 VRDP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto.

8. Ratings.

(a) Short-Term Ratings. The Fund will use its reasonable best efforts to maintain at least one short-term rating on the Series 3 VRDP Shares, to the extent that the Liquidity Provider then has a short-term debt rating.

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(b) Long-Term Ratings. The Fund is not required to maintain any, or any particular, long-term ratings for the Series 3 VRDP Shares. To the extent that the Fund does at any time maintain one or more long-term ratings for the Series 3 VRDP Shares from one or more Rating Agencies, the Fund may take any action resulting in a change in, or addition or termination of, any long-term rating for the Series 3 VRDP Shares without the vote, approval or consent of Holders of Series 3 VRDP Shares or any other shareholders of the Fund. The Rating Agency Guidelines, if any, as they may be amended from time to time by the respective Rating Agency, will be reflected in written documents, including the ratings methodologies of the applicable Rating Agency. The Rating Agency Guidelines may be amended by the respective Rating Agency without the approval of the Fund or its Board of Trustees or any Holders of Series 3 VRDP Shares, or any other shareholder of the Fund, and may be changed or eliminated at any time without the vote, approval or consent of Holders of Series 3 VRDP Shares or any other shareholders of the Fund, including in connection with the change or termination by the Fund of any or all long-term ratings then applicable to the Series 3 VRDP Shares.

9. Redemption.

(a) Optional Redemption.

(i) Subject to the provisions of paragraph (iv) of this paragraph (a), the Series 3 VRDP Shares may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor, at a redemption price per share equal to the sum of $100,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to, but not including, the date fixed for redemption; provided, however, that (1) the Series 3 VRDP Shares may not be redeemed in part if after such partial redemption fewer than 50 shares of such Series would remain Outstanding; (2) shares of Series 3 VRDP are not redeemable by the Fund during the Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period for shares of Series 3 VRDP, as delivered to the Remarketing Agent and filed with the Secretary of the Fund, may provide that shares of such Series shall not be redeemable during the whole or any part of such Special Rate Period or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein (“Special Redemption Provisions”).

(ii) A Notice of Special Rate Period relating to the Series 3 VRDP for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund’s Board of Trustees, after consultation with the Remarketing Agent and the Liquidity Provider (to the extent that the Remarketing Agent and the Liquidity Provider are appointed as such for such Special Rate Period), determines that such Special Redemption Provisions are in the best interest of the Fund.

(iii) If fewer than all of the Outstanding shares of Series 3 VRDP are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 3 VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 3 VRDP Shares will be redeemed from time to time.

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(iv) The Fund may not on any date send a Notice of Redemption pursuant to paragraph (c) of this Section 9 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a Market Value not less than the amount (including any applicable premium) due to Holders of Series 3 VRDP Shares by reason of the redemption of such shares on such Redemption Date.

(b) Mandatory Redemption. (i) (A) The Fund shall redeem all Outstanding Series 3 VRDP Shares on May 1, 2041, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, such date.

(F) The Fund shall redeem Preferred Shares if the Fund fails to maintain the Minimum VRDP Asset Coverage in accordance with this Statement and such failure is not cured on or before the Minimum VRDP Asset Coverage Cure Date. The number of Preferred Shares to be redeemed, which at the Fund’s sole option (to the extent permitted by the 1940 Act and Massachusetts law) may include any number or proportion of Preferred Shares of any series, shall be equal to the lesser of (i) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Minimum VRDP Asset Coverage Cure Date, would, together with all other Preferred Shares subject to retirement, result in the Fund’s maintaining the Minimum VRDP Asset Coverage on such Minimum VRDP Asset Coverage Cure Date (provided, however, that, if there is no such minimum number of Preferred Shares the redemption of which would have such result, all VRDP Shares and other Preferred Shares then outstanding shall be redeemed) and (ii) the maximum number of Preferred Shares that can be redeemed out of funds legally available therefor in accordance with the Declaration and applicable law. To the extent that the Fund redeems VRDP Shares in accordance with the foregoing, the Fund shall allocate the number of VRDP Shares to be redeemed pro rata among each Series of VRDP subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 days nor later than 30 days after the Minimum VRDP Asset Coverage Cure Date, except that, if the Fund does not have funds legally available for the redemption or retirement of all of the required number of VRDP Shares and other Preferred Shares which are subject to redemption or retirement or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to 30 days after the Minimum VRDP Asset Coverage Cure Date, the Fund shall redeem those VRDP Shares and other Preferred Shares which it was unable to redeem or retire on the earliest practicable date on which it is able to effect such redemption or retirement. The Fund will redeem any Series 3 VRDP Shares at a redemption price equal to $100,000 per share, plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption.

(G) Except in the case of a Failed Remarketing Condition—Purchased VRDP Shares Redemption, as described below, if fewer than all of the Outstanding shares of Series 3 VRDP are to be redeemed pursuant to this paragraph (b), the number of shares of such Series to be redeemed shall be selected either pro rata from the Holders of shares of such Series in proportion to the number of shares of such Series held by such Holders or by lot or in such manner as the Fund’s Board of Trustees may determine to be fair and equitable and, in each case, in accordance with the applicable rules of the Securities Depository so long as the Series 3 VRDP Shares are held in the book-entry system of the Securities Depository. Subject to the provisions of this Statement and applicable law, the Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which Series 3 VRDP Shares will be redeemed from time to time.

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(i) (A) In accordance with this Statement and if then required pursuant to the VRDP Fee Agreement, if the Liquidity Provider acquires any Series 3 VRDP Shares pursuant to the Purchase Obligation and continues to be the beneficial owner for federal income tax purposes of such Purchased VRDP Shares for a period of six months during which such Purchased VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such Purchased VRDP Shares), the Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption; provided, that, as of the date of redemption: (i) to the extent any Series 3 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider, the Purchase Obligation of the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, and (ii) to the extent (a) any Series 3 VRDP Shares are Outstanding and held by Persons other than the Liquidity Provider and (b) the Purchase Obligation of the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption remains in effect to the extent required by, and in accordance with, the VRDP Purchase Agreement to which such Liquidity Provider is a party, the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption shall have made written affirmation to the Fund not later than the Business Day immediately preceding the Redemption Date to the effect that the Liquidity Provider is in compliance with the Purchase Obligation in accordance with its terms. Notwithstanding the foregoing proviso, any failure or delay by the Liquidity Provider whose Series 3 VRDP Shares are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption to deliver the affirmation referred to in the foregoing proviso shall not relieve the Fund of its obligation to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption and shall only result in a delay by the Fund to effectuate a Failed Remarketing Condition—Purchased VRDP Shares Redemption until one (1) Business Day following the date that such Liquidity Provider delivers such affirmation or on which such affirmation is no longer required to be delivered. The six-month holding period for Purchased VRDP Shares acquired and held as a result of a continuing Failed Remarketing Condition—Purchased VRDP Shares shall be determined by the Fund on a first-in, first-out basis. The Fund shall effect a Failed Remarketing Condition—Purchased VRDP Shares Redemption on the date fixed by the Fund therefor, which date shall not be later than three Business Days after the expiration of the six-month holding period in respect of the applicable Purchased VRDP Shares, except that if the Fund does not have funds legally available for the redemption of all of the required number of Purchased VRDP Shares which are subject to the Failed Remarketing Condition—Purchased VRDP Shares Redemption or the Fund otherwise is unable as a result of applicable law to effect such redemption on or prior to three Business Days after the expiration of the applicable six-month holding period, the Fund shall redeem those Series 3 VRDP Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. In the event that the Liquidity Provider receives any Series 3 VRDP Shares in the distribution referred to under “Designation of Series 3 VRDP” above in respect of shares of Target Fund VRDP (x) beneficially owned by the Liquidity Provider for federal income tax purposes and that were acquired pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP, (y) continuously beneficially owned for federal income tax purposes by the Liquidity Provider from the date of acquisition and (z) not successfully remarketed, then (I) the Series 3 VRDP Shares so received shall be treated as Purchased VRDP Shares, (II) a Failed Remarketing Condition—Purchased VRDP Shares shall be deemed to exist and be continuing as of the date of

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distribution of the Series 3 VRDP Shares and to have commenced on the date the Liquidity Provider acquired the related shares of Target Fund VRDP pursuant to the Liquidity Provider’s purchase obligation with respect to the Target Fund VRDP and (III) any notices given by the Liquidity Provider in accordance with the VRDP fee agreement relating to the Target Fund VRDP shall be deemed to have been given in accordance with the VRDP Fee Agreement for purposes of this subsection (b)(ii).

(B) Upon the occurrence and during the continuance of a Failed Remarketing Condition—Purchased VRDP Shares with respect to any Series 3 VRDP Shares, by the fifth Business Day following delivery of notice thereof from the Liquidity Provider in accordance with the VRDP Fee Agreement, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of such Purchased VRDP Shares. If, while the Failed Remarketing Condition—Purchased VRDP Shares with respect to such Purchased VRDP Shares is continuing, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares as of the close of business on any Business Day is less than 110% of the Liquidation Preference of such Purchased VRDP Shares, then the Fund shall cause the Custodian and the Investment Adviser to take all such necessary actions, including segregating additional assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Purchased VRDP Shares is at least equal to 110% of the Liquidation Preference of such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian with a copy to the Liquidity Provider on any date to release any Liquidity Account Investments with respect to any Purchased VRDP Shares from such segregation and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments with respect to such Purchased VRDP Shares at the close of business on such date have a Market Value equal to 110% of the Liquidation Preference of such Purchased VRDP Shares and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to the Liquidity Requirement (if any) determined in accordance with subparagraph (C) below with respect to such Purchased VRDP Shares for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Purchased VRDP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances.

(C) Subject to notice having been received as referred to in subparagraph (B) above, the Market Value of the Deposit Securities held in the Liquidity Account for any Purchased VRDP Shares, from and after the day (or, if such day is not a Business Day, the next succeeding Business Day) preceding the expiration of the six-month holding period for the Failed Remarketing Condition—Purchased VRDP Shares applicable to such Purchased VRDP Shares (which may result in multiple six month holding periods, each in respect of a Failed Remarketing Condition—Purchased VRDP Shares in respect of applicable Purchased VRDP Shares) specified in the table set forth below, shall not be less than the percentage of

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the Liquidation Preference for such Purchased VRDP Shares set forth below opposite such day (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (D) below:

Number of Days* Preceding the Six-Month Anniversary of Liquidity Provider’s Purchase	Value of Deposit Securities as Percentage of Liquidation Preference
135	20%
105	40%
75	60%
45	80%
15	100%

*	Or if such day is not a Business Day, the next succeeding Business Day

(D) If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Purchased VRDP Shares for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Purchased VRDP Shares, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Purchased VRDP Shares is at least equal to the Liquidity Requirement for such Purchased VRDP Shares not later than the close of business on the next succeeding Business Day.

(E) The Deposit Securities included in the Liquidity Account for any Purchased VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for such Purchased VRDP Shares. Upon the earlier to occur of (x) the successful Remarketing of the Purchased VRDP Shares or (y) the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of such Purchased VRDP Shares on the Redemption Date for such Purchased VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for such Purchased VRDP Shares as contemplated by this Section 9(b)(ii) shall lapse and be of no further force and effect.

(F) The provisions of subparagraphs (A) through (E) of this Section 10(b)(ii) may be amended by the Fund, by resolution of the Board of Trustees duly adopted, without shareholder approval in order to conform to the terms of a VRDP Fee Agreement or as otherwise necessary or desirable in the judgment of the Board of Trustees, provided that the Fund receives the prior written consent of the Liquidity Provider.

(ii) At least six months prior to the scheduled mandatory Redemption Date of May 1, 2041 specified in Section 9(b)(i) above, if any Series 3 VRDP Shares then remain Outstanding, the Fund shall cause the Custodian to segregate in a Liquidity Account (but without duplication of any Liquidity Account then in effect pursuant to Section 9(b)(ii) above), by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund, Liquidity Account Investments with a Market Value equal to at least 110% of the Liquidation Preference of the then Outstanding Series 3 VRDP Shares. The Fund shall maintain such Liquidity Account in accordance with Section 9(b)(ii)(B), (C) and (D) above and comply with the requirements set forth therein with respect to Liquidity Account Investments and the Liquidity Requirement; provided, that for

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purposes of this Section 9(b)(iii) all references therein to Purchased VRDP Shares shall be deemed to be to all Outstanding Series 3 VRDP Shares, all references therein to the Failed Remarketing Condition—Purchased VRDP Shares or the related six-month period shall be deemed to be to the six-month period preceding the scheduled mandatory Redemption Date of May 1, 2041, and the references to notice by the Liquidity Provider shall not be applicable. The Deposit Securities included in the Liquidity Account for the Outstanding Series 3 VRDP Shares may be applied by the Fund, in its discretion, towards payment of the Redemption Price for the Outstanding Series 3 VRDP Shares. Upon the deposit by the Fund with the Tender and Paying Agent with arrangements satisfactory to the Liquidity Provider of Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the Outstanding Series 3 VRDP Shares on the May 1, 2041 Redemption Date for the Outstanding Series 3 VRDP Shares, the requirement of the Fund to maintain a Liquidity Account for the Outstanding Series 3 VRDP Shares as contemplated by this Section 9(b)(iii) shall lapse and be of no further force and effect.

(c) Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, shares of Series 3 VRDP pursuant to paragraph (a) or (b)(i) of this Section 9, the Fund will send a notice of redemption (a “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository), to Holders thereof and the Liquidity Provider or, in the case of a redemption pursuant to paragraph (b)(ii) of this Section 9, only to the Liquidity Provider, or request the Tender and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) so long as the Notice of Redemption is furnished by the Fund to the Tender and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Tender and Paying Agent. A Notice of Redemption shall be sent to Holders not less than 10 days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of Series 3 VRDP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for the Series 3 VRDP Shares; (iv) the Redemption Price or, if not then ascertainable, the manner of calculation thereof; (v) if applicable, the place or places where the certificate(s), if any, for such VRDP Shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the Series 3 VRDP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement under which such redemption is made. If fewer than all Series 3 VRDP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Series 3 VRDP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to this Statement that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law.

(d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 10, if any dividends on shares of Series 3 VRDP (whether or

39

not earned or declared) are in arrears, no shares of such Series shall be redeemed unless all Outstanding shares of such Series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such Series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding shares of such Series.

(e) Absence of Funds Available for Redemption. To the extent that any redemption for which a Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration and applicable law, such redemption shall be made as soon as practicable to the extent such funds become available. A failure to redeem Series 3 VRDP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Tender and Paying Agent the Redemption Price with respect to any shares where (i) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (ii) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed Series 3 VRDP Shares for which a Notice of Redemption has been provided, dividends shall be declared and paid on Series 3 VRDP Shares in accordance with and subject to the conditions of this Statement and shall be included in the Redemption Price in respect of those Series 3 VRDP Shares for which a Notice of Redemption has been provided.

(f) Tender and Paying Agent as Trustee of Redemption Payments by Fund. All moneys paid to the Tender and Paying Agent for payment of the Redemption Price of Series 3 VRDP Shares called for redemption shall be held in trust by the Tender and Paying Agent for the benefit of Holders of shares so to be redeemed.

(g) Deposit with the Tender and Paying Agent; Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, not later than 12:00 noon, New York City time, on a Business Day not less than ten (10) days preceding the Redemption Date specified in such notice, the Fund shall irrevocably deposit with the Tender and Paying Agent an aggregate amount of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 3 VRDP Shares that are subject to such notice. Provided a Notice of Redemption has been given pursuant to paragraph (c) of this Section 9, upon the deposit with the Tender and Paying Agent of Deposit Securities with a Market Value at least equal to the Redemption Price to be paid on the Redemption Date for the Series 3 VRDP Shares that are the subject of such notice, dividends on such shares shall cease to accumulate, except as included in the Redemption Price, and such shares shall no longer be deemed to be Outstanding, except as noted below with respect to the VRDP Purchase Agreement, for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in paragraph (e)(i) of Section 2 of this Part I and in Section 3 of Part I of this Statement. Upon surrender in accordance with the Notice of Redemption of the certificates for

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any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Tender and Paying Agent to the Holders of Series 3 VRDP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Tender and Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Tender and Paying Agent in excess of (i) the aggregate Redemption Price of the Series 3 VRDP Shares called for redemption on such date and (ii) all other amounts to which Holders of Series 3 VRDP Shares called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of Series 3 VRDP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited. Notwithstanding the foregoing, Series 3 VRDP Shares will be deemed to be Outstanding for purposes of the VRDP Purchase Agreement until redeemed by the Fund.

(h) Compliance With Applicable Law. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and any applicable Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and any applicable Massachusetts law.

(i) Only Whole VRDP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 9, only whole Series 3 VRDP Shares shall be redeemed, and in the event that any provision of the Declaration would require redemption of a fractional share, the Tender and Paying Agent shall be authorized to round up so that only whole shares are redeemed.

(j) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 9, the Fund may, in its sole discretion, modify the procedures set forth above with respect to notification of redemption for the Series 3 VRDP Shares, provided that such modification does not materially and adversely affect the Holders of the Series 3 VRDP Shares or cause the Fund to violate any law, rule or regulation; and provided further that no such modification shall in any way alter the obligations of the Tender and Paying Agent without its prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions are permissible under the rules and regulations or interpretations of the SEC and the Code (including in respect of the treatment of the Series 3 VRDP Shares as stock for U.S. federal income tax purposes) with respect to the redemption of Series 3 VRDP Shares owned by the Liquidity Provider, the Fund, without shareholder approval, by resolution of the Board of Trustees, may modify such redemption procedures.

10. Liquidation Rights.

(a) Ranking. The shares of Series  3 VRDP shall rank on a parity with each other, with shares of any other Series of VRDP and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

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(b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of Series 3 VRDP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the Series 3 VRDP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of Part I of this Statement in connection with the liquidation of the Fund. After the payment to the Holders of the Series 3 VRDP Shares of the full preferential amounts provided for in this paragraph (b), the Holders of Series 3 VRDP Shares as such shall have no right or claim to any of the remaining assets of the Fund.

(c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of Series 3 VRDP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 10, no such distribution shall be made on account of Series 3 VRDP or any shares of any other class or series of Preferred Shares ranking on a parity with the Series 3 VRDP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the Series 3 VRDP Shares, ratably, in proportion to the full distributable amounts for which holders of Series 3 VRDP Shares and all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d) Rights of Junior Shares. Subject to the rights of the holders of shares of any other series or class or classes of shares ranking on a parity with the Series 3 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the Series 3 VRDP Shares as provided in paragraph (b) of this Section  10, but not prior thereto, any other series or class or classes of shares ranking junior to the Series 3 VRDP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Series 3 VRDP Shares shall not be entitled to share therein.

(e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 10.

11. Purchase Obligation. As long as Series 3 VRDP Shares are Outstanding, except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall maintain a VRDP Purchase Agreement providing for a Purchase Obligation with a Liquidity Provider with short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as

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may be required for the Series 3 VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis as determined in the sole discretion of the Board of Trustees. If the Fund maintains a VRDP Purchase Agreement providing a Purchase Obligation, the provisions herein relating to the Liquidity Provider shall be operative and the following shall apply:

(a) The Fund shall notify, or cause the Tender and Paying Agent to notify, Holders by Electronic Means, or by first class mail, postage prepaid, in the case in which Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository, (A) of the occurrence of a Mandatory Tender Event or Mandatory Purchase Event, (B) in the event that there is a substitute Liquidity Provider (including, but not limited to, as to the Liquidity Provider, its consolidation or amalgamation with, or merger with and into, another entity, or the transfer of all or substantially all of the Liquidity Provider’s assets to another entity), such notice to be provided at least seven days’ prior to any such substitution, or (C) of any downgrade in the short-term or long-term rating of the Series 3 VRDP Shares or the short-term rating of the Liquidity Provider by an NRSRO then rating the Series 3 VRDP Shares or the Liquidity Provider, as applicable.

(b) In the event of a Failed Remarketing Condition, the Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Fund and Holders by telephone or Electronic Means, or by first class mail, postage prepaid, in the case in which Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository, of such Failed Remarketing Condition.

(c) Each Series 3 VRDP Share shall be subject to Tender to the Tender and Paying Agent for Remarketing on the related Purchase Date or, in the event (i) no Remarketing occurs or (ii) pursuant to an attempted Remarketing shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold Series 3 VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such Series 3 VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider on such Purchase Date pursuant to a Final Notice of Purchase. If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform such obligation pursuant to the VRDP Purchase Agreement, Beneficial Owners and their Agent Members shall have the right to tender their Series 3 VRDP Shares directly to the Liquidity Provider pursuant to a Final Notice of Purchase. In the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment of the Fund will not, perform its obligations under the VRDP Purchase Agreement, the Fund (i) upon becoming aware thereof, shall promptly notify the Liquidity Provider, the Remarketing Agent and the Holders by Electronic Means of such event, and (ii) so long as such event is continuing, shall use its best efforts to direct the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering Series 3 VRDP Shares that are the subject of such notice.

(d) The Fund will require in the Tender and Paying Agent Agreement that, pursuant to a Tender, Series 3 VRDP Shares that are not sold in a Remarketing will be tendered by the Tender and Paying Agent to the Liquidity Provider for payment of the Purchase Price on the Purchase Date pursuant to the VRDP Purchase Agreement.

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(e) Except as set forth in Section 9(b)(ii) of Part I of this Statement in connection with a mandatory redemption of Series 3 VRDP Shares, the Fund shall have no obligation to purchase Series 3 VRDP Shares acquired by the Liquidity Provider pursuant to the VRDP Purchase Agreement or otherwise.

(f) Series 3 VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding Series 3 VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of the VRDP Purchase Agreement. Any notice given in respect of a Mandatory Purchase under this Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding Series 3 VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any Series 3 VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

(g) In the event Series 3 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such Series 3 VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such Series 3 VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 3 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 3 VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 3 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 3 VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered Series 3 VRDP Shares. The undelivered Series 3 VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 3 VRDP Share certificates in lieu of such undelivered Series 3 VRDP Shares.

(h) The Fund shall use its best efforts to engage at all times a Tender and Paying Agent to perform the duties specified in this Statement, the Tender and Paying Agent Agreement and the VRDP Purchase Agreement with respect to the Tender and Paying Agent.

The provisions of paragraphs (a) through (g) of this Section 12 may be amended by the Board of Trustees, by resolution duly adopted, without shareholder approval in order to conform to a VRDP Purchase Agreement providing a Purchase Obligation.

12. Miscellaneous.

(a) Amendment of or Supplements to this Statement. The Board of Trustees may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this

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Statement or required by applicable law), amend or supplement this Statement to (1) reflect any amendments or supplements hereto which the Board of Trustees is entitled to adopt pursuant to the terms of this Statement without shareholder approval or (2) provide for the issuance of additional shares of Series 3 VRDP (and terms relating thereto). Each such additional share of Series 3 VRDP shall be governed by the terms of this Statement as so amended or supplemented.

(b) No Fractional Shares. No fractional Series 3 VRDP Shares shall be issued.

(c) Status of VRDP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. Series 3 VRDP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series, provided, however, that any Series 3 VRDP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of such Series 3 VRDP Shares, but for which final payment is not received by the Fund, shall return to the status of authorized and unissued Series 3 VRDP Shares.

(d) Purchase Obligation Part of VRDP Shares. Each Holder and Beneficial Owner, by virtue of acquiring Series 3 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Purchase Obligation as part of the Series 3 VRDP Shares rather than as a separate property right.

(e) Treatment of VRDP Shares as Stock. Each Holder and Beneficial Owner, by virtue of acquiring Series 3 VRDP Shares, is deemed to have agreed, for U.S. federal income tax purposes, to treat the Series 3 VRDP Shares as stock in the Fund.

(f) Board May Resolve Ambiguities. To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect.

(g) Headings Not Determinative. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(h) Notices. All notices or communications, unless otherwise specified in the by-laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.

PART VI

1. Remarketing Procedures.

(a) Pursuant to an Optional Tender, Beneficial Owners may elect to tender their Series 3 VRDP Shares (in denominations of $100,000 and integral multiples thereof) for Remarketing at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender shall be irrevocable (except as described below) and effective upon receipt and shall:

(i) be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

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(ii) state the series and the aggregate number of Series 3 VRDP Shares to be purchased, the CUSIP number of the Series 3 VRDP Shares to be purchased, and the Purchase Date and be in substantially the form of and contain such other information specified in an exhibit to the VRDP Purchase Agreement; and

(iii) state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the Series 3 VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b) Upon receipt of a Notice of Tender, the Tender and Paying Agent shall provide a copy to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt.

(c) Any Notice of Tender delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, shall be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date shall be adjusted such that the Purchase Date shall be the Business Day next succeeding the date specified as the Purchase Date in the relevant Notice of Tender.

(d) The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered pursuant to the foregoing in paragraph (a)(i) and (ii) shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

(e) (i) Series 3 VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(ii) Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding Series 3 VRDP Shares. Any notice given in respect of a Mandatory Tender under this Statement will be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

(iii) Upon the occurrence of a Mandatory Tender Event, all Outstanding Series 3 VRDP Shares automatically shall be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any Series 3 VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that Series 3 VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of Series 3 VRDP Shares fails to deliver such Series 3 VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such Series 3 VRDP Shares shall not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered Series 3 VRDP Shares as of the scheduled Purchase Date. Any such undelivered Series 3 VRDP Shares will be deemed to be delivered to the

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Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered Series 3 VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered Series 3 VRDP Shares will be held in a separate account by the Tender and Paying Agent, will not be invested, and will be held for the exclusive benefit of the Holder of such undelivered Series 3 VRDP Shares. The undelivered Series 3 VRDP Shares will be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement Series 3 VRDP Share certificates in lieu of such undelivered Series 3 VRDP Shares.

(f) A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a notice to the effect that such Beneficial Owner wishes to revoke its election to tender some or all of the Series 3 VRDP Shares that were specified in such Notice of Tender to be purchased (a “Notice of Revocation”). Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent (with a copy to the Fund) by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of Series 3 VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent shall deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation shall be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of Series 3 VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such Series 3 VRDP Shares. A Notice of Revocation shall be effective as to the number of Series 3 VRDP Shares specified therein as having been revoked less the number of such Series 3 VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered Series 3 VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered Series 3 VRDP Shares, if any, that remain unsold on the related Purchase Date shall be allocated by the Remarketing Agent to each Notice of Revocation received in respect of Series 3 VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation shall be effective only to the extent of such allocation and availability of unsold Series 3 VRDP Shares.

(g) Except as otherwise provided pursuant to Section 4 of Part I of this Statement in connection with a Special Rate Period, the Fund shall use its best efforts to engage at all times a

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Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities to use its best efforts to remarket all Series 3 VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of this Statement.

2. Remarketing Schedule.

(a) In connection with any attempted Remarketing, all tendered Series 3 VRDP Shares shall be remarketed at the Purchase Price of such Series 3 VRDP Shares. The calculation of the Purchase Price of the Series 3 VRDP Shares that are remarketed or purchased by the Liquidity Provider shall be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed Series 3 VRDP Shares and the aggregate number and Purchase Price of Series 3 VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, shall be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed Series 3 VRDP Shares by the Remarketing Agent relating to tendered Series 3 VRDP Shares shall be used by the Tender and Paying Agent for the purchase of the tendered Series 3 VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering Series 3 VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered Series 3 VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such Series 3 VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such Series 3 VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date.

(b)(b) By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of Series 3 VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold Series 3 VRDP Shares and the number of Series 3 VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold Series 3 VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 3 VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent will promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of Series 3 VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such Series 3 VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the Series 3 VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered Series 3 VRDP Shares have not

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been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent will deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of Series 3 VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered Series 3 VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing), shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the Series 3 VRDP Shares stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(c) The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any Series 3 VRDP Shares, wire transfer the aggregate Purchase Price of all Series 3 VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under the VRDP Purchase Agreement and the Liquidity Provider has received a Remarketing Notice that such Series 3 VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations under the VRDP Purchase Agreement, by payment against delivery of the Series 3 VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Series 3 VRDP Shares in the form of global securities.

(d) Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered Series 3 VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, Series 3 VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the Series 3 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the Series 3 VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt of Series 3

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VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, by the Tender and Paying Agent, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to Series 3 VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to Series 3 VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such Series 3 VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(e) Except as otherwise expressly provided for herein, the purchase and delivery of tendered Series 3 VRDP Shares in the form of global securities, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing, will be accomplished in accordance with the applicable procedures of the Securities Depository.

(f) The Remarketing Agent and the Tender and Paying Agent each shall use commercially reasonable efforts to meet the timing requirements set forth above. At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of Series 3 VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any Series 3 VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. The Remarketing Agent may, in its sole discretion, modify the settlement procedures set forth above with respect to any Remarketing upon ten (10) days’ prior written notice to the Fund, the Liquidity Provider and the Tender and Paying Agent, provided any such modification does not adversely affect the Holders, the Beneficial Owners, the Tender and Paying Agent, the Liquidity Provider or the Fund. The Remarketing Agent may sell Series 3 VRDP Shares for its own account outside of a Remarketing at a price other than the Purchase Price.

(g) In connection with the allocation of Series 3 VRDP tendered for Remarketing by the Liquidity Provider and any other Holder or Beneficial Owner of shares of Series 3 VRDP in any Remarketing, the Remarketing Agent shall allocate those shares of Series 3 VRDP previously acquired by the Liquidity Provider pursuant to its Purchase Obligation first to any purchasers in a Remarketing (such allocation coming first from those shares of Series 3 VRDP acquired earliest by the Liquidity Provider).

3. Determination of Applicable Rate.

(a) The Applicable Rate shall be determined by the Remarketing Agent on and as of each Rate Determination Date as the lowest rate under then-existing market conditions that in the Remarketing Agent’s sole judgment would result in the Series 3 VRDP Shares on the first day of the Subsequent Rate Period next succeeding the Rate Determination Date having a market value equal to the Liquidation Preference thereof (plus accumulated but unpaid dividends thereon, whether or not earned or declared). Such determination shall be conclusive and binding upon the interested parties. The Applicable Rate shall not exceed the Maximum Rate.

(b) The Remarketing Agent shall establish the Applicable Rate by 5:00 p.m., New York City time, on each Rate Determination Date to the nearest one-thousandth (0.001) of one percent

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per annum for the Subsequent Rate Period. The Applicable Rate shall be in effect from and including the first day following such Rate Determination Date to and including the following Rate Determination Date. The Remarketing Agent shall make the Applicable Rate available after 5:00 p.m., New York City time, on the Rate Determination Date by email transmission or facsimile transmission to the Fund, the Tender and Paying Agent and the Liquidity Provider and post the Applicable Rate on Bloomberg.

(c) In the event that the Remarketing Agent establishes the Maximum Rate as the Applicable Rate for a Subsequent Rate Period, the Remarketing Agent shall notify the Fund and the Tender and Paying Agent. The Fund will require in the Tender and Paying Agent Agreement that the Tender and Paying Agent will notify the Liquidity Provider and the Holders of Series 3 VRDP Shares by first class mail, postage prepaid (in the case of physical shares outside the book-entry system of the Securities Depository), or Electronic Means (in the case of Series 3 VRDP Shares in the form of global securities) that the Applicable Rate for the Subsequent Rate Period is the Maximum Rate.

(d) In the event the Remarketing Agent does not or is unable to determine the Applicable Rate, or if there is no Remarketing Agent, the Applicable Rate shall be the Maximum Rate.

(e) In the event of a Failed Remarketing Condition, the Applicable Rate as of the close of business on the day the Failed Remarketing Condition first occurs will be adjusted to the Maximum Rate (with the Applicable Spread subject to adjustment as set forth in the definition of Applicable Spread) and the Maximum Rate will continue to be the Applicable Rate (i) until the first day of the next succeeding Subsequent Rate Period after a Failed Remarketing Condition no longer exists in the case of a Minimum Rate Period, and (ii) as may be provided in the Notice of Special Rate Period in the case of a Special Rate Period.

4. Failed Remarketing Condition. In the event of a Failed Remarketing Condition, pursuant to the Tender and Paying Agent Agreement, the Tender and Paying Agent shall provide notice of a Failed Remarketing Condition, promptly but in any event within two (2) Business Days of receipt by the Tender and Paying Agent of notice from the Fund of the occurrence of such Failed Remarketing Condition, by Electronic Means (or by first class mail, postage prepaid, in the case where the Series 3 VRDP Shares are in physical form outside the book-entry system of the Securities Depository) to the Holders (with a copy to the Fund).

5. Purchase of Series 3 VRDP Shares by Remarketing Agent. The Remarketing Agent in its sole discretion may purchase for its own account Series 3 VRDP Shares in a Remarketing; however, the Remarketing Agent shall not be obligated to purchase any Series 3 VRDP Shares that would otherwise remain unsold in a Remarketing except that, if so provided in the Remarketing Agreement, if the Remarketing Agent obtains a bid at the Purchase Price for any Series 3 VRDP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such Series 3 VRDP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent will (i) purchase the tendered Series 3 VRDP Shares, as a principal and not as an agent, from the Beneficial Owner or Holder thereof on the Purchase Date at the Purchase Price, (ii) resell such Series 3 VRDP Shares, as a principal and not as an agent, to the Person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records in accordance with the Remarketing Agreement. Any such purchases by the Remarketing Agent from the Beneficial Owner or Holder will be made with the Remarketing Agent’s own funds. None of the Fund, the Tender and Paying Agent or any Remarketing Agent

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(subject, in the case of the Remarketing Agent, to (i), (ii) and (iii) above) shall be obligated in any case to provide funds to make payment to a Beneficial Owner or its Agent Member or a Holder upon such Beneficial Owner’s or Holder’s tender of its Series 3 VRDP Shares in a Remarketing unless, in each case, such Series 3 VRDP Shares were acquired for the account of the Fund, the Tender and Paying Agent or the Remarketing Agent.

6. Notification of Allocations. Whenever the Fund intends to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on the Series 3 VRDP Shares, the Fund shall (except as provided below) notify the Remarketing Agent and Tender and Paying Agent of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date. Whenever such notice is received from the Fund, the Tender and Paying Agent will notify each Holder and the Remarketing Agent will notify each potential Beneficial Owner or its Agent Member. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period. The Fund may also include such ordinary income or capital gains in a dividend on shares of Series 3 VRDP without giving advance notice thereof if it increases the dividends by an additional amount calculated as if such income was a Taxable Allocation and the additional amount was a Gross-up Payment, provided the Fund will notify the Tender and Paying Agent of the additional amounts to be included in such dividend at least five Business Days prior to the applicable Dividend Payment Date.

7. Transfers.

(a) Unless otherwise permitted by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of Series 3 VRDP Shares only in whole shares and only pursuant to a Remarketing in accordance with the Remarketing Procedures, provided, however, that (a) a sale, transfer or other disposition of Series 3 VRDP Shares from a Beneficial Owner who holds shares through an Agent Member to another Beneficial Owner who holds shares through the same Agent Member shall be permitted, and (b) in the case of all transfers other than pursuant to Remarketings, the Agent Member (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Remarketing Agent. The Fund has not registered the Series 3 VRDP Shares under the Securities Act. Accordingly, the Series 3 VRDP Shares are subject to restrictions on transferability and resale and may only be purchased by and sold to “qualified institutional buyers” (as defined in Rule 144A under the Securities Act or any successor provision) in accordance with Rule 144A under the Securities Act or any successor provision or any exemption from registration available and otherwise in accordance with the legend set forth on the face of the Series 3 VRDP Shares.

(b) The Investment Adviser, affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act) (other than the Fund, in the case of a purchase of Series 3 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), and Persons over which the Investment Adviser, or affiliated persons of the Investment Adviser (as defined in Section 2(a)(3) of the 1940 Act), exercise discretionary investment or voting authority (other than the Fund, in the case of a purchase of Series 3 VRDP Shares which are to be cancelled within 10 days of purchase by the Fund), are not permitted to purchase, directly or indirectly, Series 3 VRDP Shares without the prior

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written consent of the Liquidity Provider, and any such purchases without such consent shall be void ab initio; provided, however, that the Fund shall give prompt notice to Beneficial Owners by Electronic Means upon any of the foregoing Persons, singly or in the aggregate, acquiring a beneficial interest in 20% or more of the Series 3 VRDP Shares; provided, further, that, without regard to the preceding requirements, purchases of Series 3 VRDP Shares may be made by broker-dealers that are affiliated persons of the Investment Adviser in riskless principal transactions with respect to such purchases of Series 3 VRDP Shares.

(c) If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Fund shall furnish, or cause to be furnished, to holders of Series 3 VRDP Shares and prospective purchasers of Series 3 VRDP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule  144A.

8. Global Certificate.

So long as any share of Series 3 VRDP shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee, no registration of transfer of such share of Series 3 VRDP shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.

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IN WITNESS WHEREOF, Nuveen Dividend Advantage Municipal Fund has caused these presents to be signed as of [●], 2016, in its name and on its behalf by its Chief Administrative Officer and attested by its Vice President and Secretary. The Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and such officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees of the Fund or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND

By:
Name:
Title:

ATTEST:

Name:
Title:

Ex. D-1

APPENDIX B—FORMS OF PURCHASE AGREEMENTS

FORM OF VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

dated as of

[●]

between

THE BANK OF NEW YORK MELLON,

as Tender and Paying Agent

and

[●],

as Liquidity Provider

Nuveen Enhanced Quality Municipal Income Fund (NAD)

Series 1 Variable Rate Demand Preferred Shares (“VRDP”)

(Relating to the issuance of Series 1 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of Nuveen Investment Quality Municipal Fund, Inc. (NQM))

(NAD – Series 1)

ii

iii

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP)

PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT, dated as of [●], between THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent (the “Tender and Paying Agent”) and [●], including its successors and assigns, as liquidity provider (the “Liquidity Provider”).

WHEREAS, Nuveen Enhanced Quality Municipal Income Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Variable Rate Demand Preferred Shares (VRDP), as set forth on Schedule I hereto, which are subject to this Agreement (the “VRDP Shares”);

WHEREAS, the Fund wishes to enhance the liquidity of the VRDP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to tender VRDP Shares pursuant to the Statement (as defined below) and the obligation by the Liquidity Provider to purchase VRDP Shares pursuant to the Purchase Obligation (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the VRDP Shares, including entering into and performing its duties under this Agreement (as defined below);

WHEREAS, the Statement provides that the Fund for the benefit of the Holders and Beneficial Owners of VRDP Shares shall (i) maintain a VRDP Purchase Agreement (as defined in the Statement) providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.         Definitions.

The following terms, as used herein, have the following meanings:

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Agreement” means this Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing this Agreement upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

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“Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared, on such shares.

“Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)         cash or any cash equivalent;

(2)         any U.S. Government Security;

(3)         any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of the Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)         any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)         any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

“Dividend Payment Date” except as otherwise provided in paragraph (d) of Section 2 of Part I of the Statement, means the date that is the first Business Day of each calendar month.

“Effective Date” means [●].

“Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

2

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of this Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and the Statement.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

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“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state law, or any other applicable law.

“Global VRDP Shares” means the VRDP Shares issued in book-entry form, deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

The word “including” means “including without limitation.”

“Information Memorandum” means the proxy statement of the Target Fund and the other funds named therein, dated [●], and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional VRDP Shares.

“Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

“Liquidation Preference,” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 30 days nor more than 45 days following such Liquidity Provider Ratings Event, or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund shall obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDP Purchase Agreement is delivered.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with the Statement and this Agreement.

4

“Mandatory Purchase Event” means (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of the Statement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any VRDP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the Remarketing Agreement as Annex II, delivered in accordance

5

with this Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Municipal Securities” means municipal securities as described under “The Fund’s Investments – Municipal Securities” in the Information Memorandum.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

“Notice of Redemption” has the meaning specified in paragraph (c) of Section 9 of Part I of the Statement.

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as Exhibit D and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of the Statement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of the Statement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of the Statement and this Agreement.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of VRDP Shares theretofore issued by the Fund except, without duplication, (i) any VRDP Shares theretofore cancelled or

6

delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any VRDP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of the Statement, (iii) any VRDP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any VRDP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of VRDP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“Related Documents” means the Declaration, the Statement, the VRDP Shares, the by-laws of the Fund, the Remarketing Agreement, the VRDP Fee Agreement and the Tender and Paying Agent Agreement.

7

“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of this Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of VRDP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Statement.

“Remarketing Agent” means, with respect to the VRDP Shares, the Person or Persons designated as Remarketing Agent for the VRDP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement with respect to the VRDP Shares, dated as of [●], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of VRDP Shares that it has successfully remarketed and failed to successfully remarket for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Scheduled Termination Date” means [●] or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

“SEC” means the Securities and Exchange Commission.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“Special Rate Period” with respect to the VRDP Shares, means a Rate Period established in accordance with paragraph (a) of Section 4 of Part I of the Statement.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of Series 1 Variable Rate Demand Preferred Shares, effective [●], as it may be amended or supplemented from time to time in accordance with the provisions thereof.

“Target Fund” means Nuveen Investment Quality Municipal Fund, Inc., a closed-end investment company organized as a Minnesota corporation.

8

“Tender” means an Optional Tender or a Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the VRDP Shares.

“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, with respect to the VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (i) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (ii) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (iii) on an Optional Early Termination Date or (iv) on a Related Party Termination Date.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the VRDP Shares, dated as of [●], between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time.

“VRDP Shares” has the meaning set forth in the preamble to this Agreement.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

SECTION 1.02.         Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not otherwise defined herein has the meaning provided therefor (including by incorporation by reference) in the Statement.

ARTICLE II

PURCHASE OBLIGATION

SECTION 2.01.         Commitment to Purchase VRDP Shares.

(a)         The Liquidity Provider agrees, commencing on the Effective Date, to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limiting any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDP Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any breach of or failure to perform any of the representations, warranties or agreements of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

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(b)         The obligation of the Liquidity Provider hereunder to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, from any Holder or Beneficial Owner; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(c)         In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those VRDP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding VRDP Shares.

SECTION 2.02.         Method of Purchasing.

(a)         Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

(i)                 be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

(ii)               state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

(iii)             state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(b)         Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(c)         VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

(i)             Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to the Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

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(ii)             To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

(iii)             Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of VRDP Shares fails to deliver such VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account by the Tender and Paying Agent, will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(d)         A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a Notice of Revocation with respect to some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased. Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered VRDP Shares, if any, that remain unsold on the related Purchase Date will be allocated by the Remarketing Agent to each Notice of

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Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

(e)         Pursuant to the Statement and except as may otherwise be provided in connection with a Special Rate Period, the Fund has agreed in the VRDP Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to remarket for all VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of the Statement.

(f)         In connection with any attempted Remarketing, all tendered VRDP Shares will be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares will be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date. With respect to the Remarketing Agent’s responsibilities, but without affecting the Tender and Paying Agent’s role as intermediary, the Remarketing Agent has agreed in the Remarketing Agreement that, if the Remarketing Agent obtains a bid at the Purchase Price for any VRDP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such VRDP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent shall (i) purchase the tendered VRDP Shares, as a principal and not as an agent, from the Beneficial Owner or Holder thereof on the Purchase Date at the Purchase Price, (ii) resell such VRDP Shares, as a principal and not as an agent, to the Person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records in accordance with the Remarketing Agreement. Any such purchases by the Remarketing Agent from the Beneficial Owner or Holder will be made with the Remarketing Agent’s own funds.

(g)         By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by

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Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing) shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the VRDP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(h)         The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Global VRDP Shares. The Fund is required pursuant to the Statement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under the VRDP Purchase Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

(i)         Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held

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in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt by the Tender and Paying Agent of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(j)         Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global VRDP Shares, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(k)         In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and the Holders.

(l)         At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. For purposes of the parenthetical in the preceding sentence, the Purchase Obligation of a successor liquidity provider shall be treated as inapplicable to VRDP Shares held by the Liquidity Provider unless and until either the Fund or the Liquidity Provider shall have given the Tender and Paying Agent written notice that such Purchase Obligation is so applicable.

(m)         VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to the Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be

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delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(n)         The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure by it to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(o)         VRDP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(p)         If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the VRDP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owner or Holder.

(q)         In connection with any Special Rate Period designated pursuant to Section 4 of the Statement, the Fund, without the vote or consent of any Holder of VRDP Shares but with the prior written consent of the Liquidity Provider, in the Notice of Proposed Special Rate Period relating to the VRDP Shares, as delivered to the Remarketing Agent and the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in the Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 9(b)(i)(A) of the Statement) and modified or new definitions as specified in the Notice of Proposed Special Rate Period for such Special Rate Period; provided that such provisions do not affect the parity ranking of the VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Any such Special Rate Period, and establishment of any such provisions applicable during such Special Rate Period, must be preceded by a Mandatory Tender as provided in this Agreement.

SECTION 2.03.         Extension of Scheduled Termination Date.

Under the VRDP Fee Agreement, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date and otherwise in accordance with the terms of the VRDP Fee Agreement, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period, which request may be conditioned upon terms and conditions that are different from the terms and conditions of this Agreement and the VRDP Fee Agreement then in effect. Under the VRDP Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Scheduled Termination Date in its sole and absolute discretion.

SECTION 2.04.         Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the

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Fund) of any redemption or other repurchase of VRDP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the VRDP Shares so redeemed or otherwise repurchased; and the Available Commitment in respect of such VRDP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider. Notwithstanding the foregoing, nothing herein is intended to expand the terms of the Purchase Obligation.

SECTION 2.05.         Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of VRDP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the Effective Date only and are not repeated on any subsequent date.

SECTION 3.01.         Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on and as of the Effective Date only and are not repeated on any subsequent date.

SECTION 4.01.         Existence.

The Liquidity Provider has been duly organized and is a validly existing [●]. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under, this Agreement, including, without limitation, the Purchase Obligation.

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SECTION 4.02.         Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider.

SECTION 4.03.         Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 4.04.         Financial Information.

The consolidated income statements and the related consolidated balance sheets, consolidated cash flow statements and consolidated statements of comprehensive income and consolidated statements of changes in equity, and the auditor’s report with respect thereto, copies of which have heretofore been furnished to the Fund, present fairly, in all material respects, the financial position of the Liquidity Provider and its subsidiaries at December 31, 2015, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board. The audits of these statements were conducted in accordance with the standards of the International Accounting Standards Board. Since the date of such financial statements, no transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.05.         Litigation.

Except as disclosed in the Information Memorandum or in a schedule delivered to the Fund prior to the Effective Date, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or that, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

SECTION 4.06.         Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance by the Liquidity Provider under this Agreement or the execution and delivery by, or the validity or enforceability against, the Liquidity Provider of, this Agreement and the VRDP Fee Agreement have been obtained and are in full force and effect.

SECTION 4.07.         Ranking.

The obligations of the Liquidity Provider hereunder rank pari passu with all other senior unsecured obligations of the Liquidity Provider (other than any such obligations preferred by statute or by operation of law).

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ARTICLE V

DUTIES OF THE TENDER AND PAYING AGENT

SECTION 5.01.         Duties and Responsibilities.

(a)         The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(b)         The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(c)         In the absence of gross negligence (and, with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and, with respect to the handling of funds, its own negligence).

SECTION 5.02.         Rights of the Tender and Paying Agent.

(a)         The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

(b)         The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c)         The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(d)         The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(e)         Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(f)         The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

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(g)         The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(h)         The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any VRDP Shares, the Statement, any offering material used in connection with the offer and sale of any VRDP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

(i)         The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(j)         The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(k)         Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or earnings on or with respect to amounts held or deposited hereunder. In the event the Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any VRDP Shares that are the subject of a Tender or Mandatory Purchase.

(l)         The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of VRDP Shares with the same rights it would have if it were not Tender and Paying Agent.

(m)         Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

(n)         The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDP Purchase Agreement.

(o)         The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

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SECTION 5.03.         Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any VRDP Shares issued or to be issued.

SECTION 5.04.         Concerning the Securities Depository.

(a)         Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner of an interest in a Global VRDP Share, an Agent Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global VRDP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the Securities Depository to the extent provided in the Related Documents) of any notice (including any Notice of Redemption) or any amount paid, under or with respect to the VRDP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under this Agreement or the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global VRDP Shares). The rights of Beneficial Owners in the Global VRDP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and any nominee thereof that is the registered holder of any Global VRDP Shares for all purposes of this Agreement and the Related Documents relating to such Global VRDP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global VRDP Shares), as the sole holder of such Global VRDP Shares and shall have no obligations to the Beneficial Owners thereof. Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such Global VRDP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global VRDP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global VRDP Shares, or for any transfers of beneficial interests in any such Global VRDP Shares.

(b)         The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this Agreement or under applicable law with respect to any transfer of any interest in any VRDP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global VRDP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE VI

COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Available Commitment hereunder or any amount payable hereunder or the Liquidity Provider owns any VRDP Shares purchased pursuant to the Purchase Obligation (provided, for the avoidance of doubt, that the waiver in Section 6.02 shall survive the termination of this Agreement as provided in such Section):

SECTION 6.01.         Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the VRDP Shares in accordance with Article II herein, notwithstanding a Fund Insolvency Event.

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SECTION 6.02.         Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, the Liquidity Provider waives its right with respect to the exercise of the Purchase Obligation provided by any subsequent Liquidity Provider in an Alternate VRDP Purchase Agreement in respect of any Purchased VRDP Shares, but not, for the avoidance of doubt, any right of any Holders or Beneficial Owners of any such Purchased VRDP Shares, subsequent to the sale of such Purchased VRDP Shares by the Liquidity Provider in a successful Remarketing or otherwise, to exercise such Purchase Obligation provided by any subsequent Liquidity Provider in accordance with the terms of such Alternate VRDP Purchase Agreement.

SECTION 6.03.         Notice of Extraordinary Corporate Event.

To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

SECTION 6.04.         Additional Information.

If at any time the Liquidity Provider is not subject to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Liquidity Provider shall furnish, or cause to be furnished, to Holders and Beneficial Owners of VRDP Shares and prospective purchasers of VRDP Shares, upon request, information with respect to the Liquidity Provider satisfying the requirements of subsection (d)(4) of Rule 144A.

ARTICLE VII

MISCELLANEOUS

SECTION 7.01.         Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

SECTION 7.02.         Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including by telecopy, electronic mail or similar writing), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, upon receipt, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)	if to the Liquidity Provider:

[ADDRESS]

Wire Instructions:

[WIRE INSTRUCTIONS]

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(b)	if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Mike Diep

Vice President

Tel: (212) 815-2834

Fax: (212) 815-2830

Email: mike.diep@bnymellon.com

Wire Instructions:

The Bank of New York Mellon

New York New York

ABA# 021000018

For Further Credit to Account # [●]

Ref: mm/dd/yy and Event (e.g.: Purchase Date or Mandatory Tender)

Attn: Mike Diep, Tel: (212) 815-2834

Any payments required to be made by either party to the other, or any VRDP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party listed under “Wire Instructions.”

SECTION 7.03.         No Waivers.

(a)         The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any VRDP Share, may have under the terms of such VRDP Share or any other Related Document or otherwise.

(b)         No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under any other Related Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the VRDP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or thereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 7.04.         Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the VRDP Shares or the Holders or Beneficial Owners thereof shall be made except as permitted under the Declaration and the Statement, and agreed to by the Fund. The terms of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding VRDP Shares.

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SECTION 7.05.         Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund, except pursuant to the proviso to the definition of “Extraordinary Corporate Event.” Any such assignment or other transfer without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of VRDP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 7.06.         Term of this Agreement.

(a)         Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

(b)         Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) in accordance with this Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund will obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDP Purchase Agreement is delivered, and (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(c)         No expiration or termination of this Agreement shall be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider pursuant to this Agreement of any VRDP Shares required to be purchased by it as a result of such expiration or termination.

SECTION 7.07.         New York Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 7.08.         Waiver of Jury Trial.

Each of the Tender and Paying Agent, the Liquidity Provider and each third party beneficiary of this Agreement hereby waives trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto or such third party beneficiaries hereof against a party hereto or a beneficiary hereof on any matters whatsoever arising out of or in any way connected with this Agreement.

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SECTION 7.09.         Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 7.10.         Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 7.11.         Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

SECTION 7.12.         Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of VRDP Shares demonstrate or account for any loss.

SECTION 7.13.         Sovereign Immunity.

THE LIQUIDITY PROVIDER IRREVOCABLY WAIVES ANY IMMUNITY TO JURISDICTION TO WHICH IT MAY OTHERWISE BE ENTITLED (INCLUDING SOVEREIGN IMMUNITY, IMMUNITY TO PRE-JUDGMENT ATTACHMENT, POST-JUDGMENT ATTACHMENT AND EXECUTION) IN ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR BASED ON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY THAT IS INSTITUTED IN ANY FEDERAL OR NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK OR IN ANY COMPETENT COURT IN [●]. THE LIQUIDITY PROVIDER EXPRESSLY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH ACTION, AND WAIVES ANY OTHER REQUIREMENTS OF OR OBJECTIONS TO PERSONAL JURISDICTION WITH RESPECT THERETO.

SECTION 7.14.         Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

SECTION 7.15.         Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning, hereof.

SECTION 7.16.         Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, [●], solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against

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the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.17.         Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z)  with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 7.18.         Appointment of Agent.

The Liquidity Provider hereby designates [●], at [ADDRESS], as its authorized agent (the “Authorized Agent”) upon which process may be served in any action based on this Agreement which may be instituted in any state or federal court in The City and State of New York and expressly accepts the jurisdiction of any such court in respect of such action. Such designation shall be irrevocable. The Liquidity Provider represents and warrants that it will cause [●] to act as said agent for service of process, and the Liquidity Provider agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such designation in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Liquidity Provider (mailed or delivered to the Liquidity Provider at its respective address as aforesaid) shall be deemed, in every respect, effective service of process upon the Liquidity Provider. Notwithstanding the foregoing, any action based on this Agreement may be instituted in any competent court in [●].

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NEW YORK MELLON,
as Tender and Paying Agent

By:
Name:
Title:

[●]

By:
Name:
Title:

Signature Page to Purchase Agreement (NAD – Series 1)

SCHEDULE I

Description of VRDP Shares:	2,368 Nuveen Enhanced Quality Municipal Income Fund Series 1 Variable Rate Demand Preferred Shares (VRDP), or such other number of shares of such Series as may be Outstanding from time to time

Initial Remarketing Agent:	[●]

I-1

To be completed by Tender and Paying Agent only – Check applicable box: ☐ This is a Preliminary Notice of Purchase ☐ This is a Final Notice of Purchase	EXHIBIT A

NOTICE OF PURCHASE – SERIES 1

[Date]

[ADDRESS]

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen Enhanced Quality Municipal Income Fund Series 1 Variable Rate Demand Preferred Shares (“VRDP Shares”)

Dear Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement dated as of [●] (as heretofore amended, modified or supplemented, the “Agreement”) between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and [●], as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] Series 1 VRDP Shares (CUSIP [●]) to be purchased by you on [●] (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such VRDP Shares is                  dollars ($                ). Of such aggregate Purchase Price,                  dollars ($                ) comprises the aggregate liquidation preference of such VRDP Shares and                  dollars ($                ) comprises accumulated but unpaid dividends on such VRDP Shares to and including the Purchase Date.

Ex. A-1

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:

Name:
Title:

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:

Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:

Name:
Title:

[Address of Agent Member of a Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

Ex. A-2

In the case of a Holder:

By:

Name:
Title:

[Address of Holder]

Ex. A-3

EXHIBIT B

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND (THE “FUND”)

SERIES 1 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

CUSIP NO. [●]*

MANDATORY PURCHASE NOTICE – SERIES 1

[Date]

In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 1 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding VRDP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDP Purchase Agreement currently in effect prior to or on the Scheduled Termination Date thereof where:

(i) at least 15 days prior to any such termination, (a) the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect, and (b) the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect; or

(ii) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement currently in effect.

The Mandatory Purchase Date for purchase of all Outstanding VRDP Shares by the Liquidity Provider will be                     , 20      .

All Outstanding VRDP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver any VRDP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder and Beneficial Owner(s) of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered

*  NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any VRDP Share certificate. It is included solely as a convenience to VRDP Shareholders.

Ex. B-1

VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDP Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Ex. B-2

EXHIBIT C

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND (THE “FUND”)

SERIES 1 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF TENDER – SERIES 1

Note: The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [●], between Nuveen Enhanced Quality Municipal Income Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1.         In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 1 Variable Rate Demand Preferred Shares (“VRDP”) effective [●] (the “Statement”), the undersigned,                                 , [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be
Purchased[1]
1	[●]

hereby notifies you of the election by the Beneficial Owner of the referenced VRDP Shares to tender such VRDP Shares for purchase in the amount of the Purchase Price in respect of the number of VRDP Shares set forth above on the Purchase Date specified below, which is a Business Day and a date on which such VRDP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is:

1 VRDP Shares may be tendered only in denominations of $100,000 and integral multiples thereof.

Ex. C-1

Name of Agent Member:

DTC Participant No. of Agent Member:

Name of Beneficial Owner:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered VRDP Shares is to be paid is/are the same as identified above.

2.         The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the VRDP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the VRDP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered VRDP Shares to the purchaser in accordance with the procedures described in Part II of the Statement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3.         The undersigned confirms its agreement that it hereby transfers to the purchaser of the VRDP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Share by the purchaser.

4.         The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the VRDP Shares to be tendered hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5.         The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the VRDP Shares specified in this Notice of Tender may be delivered by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

Ex. C-2

6.         Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:

Name:
Title:

[OR]

Print name of Agent Member

By:

Name:
Title:

Ex. C-3

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-4

EXHIBIT D

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND (THE “FUND”) SERIES 1 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF REVOCATION – SERIES 1

Note:

The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.         In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 1 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on                            ,              a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be
Purchased
1	[●]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member

DTC Participant No. of Agent Member:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

2.         The undersigned,                                         , [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of VRDP Shares that were the subject of the Notice of Tender:

VRDP Shares	CUSIP Number	Number of VRDP Shares hereby requested to be
Series		Revoked*
1	[●]

3.         The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of VRDP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such VRDP Shares; and

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.         The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.         The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of VRDP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of VRDP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such VRDP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.         Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:

Name:
Title:
[OR]

* VRDP Shares may be revoked only in denominations of $100,000 and integral multiples thereof.

ii

Print name of Agent Member

By:

Name:
Title:

iii

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of VRDP Shares that are the subject of the Notice of Tender:                  VRDP Shares.

[●]

By:
Name:
Title:

Date:

iv

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

v

FORM OF VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

dated as of

[●]

between

THE BANK OF NEW YORK MELLON,

as Tender and Paying Agent

and

[●],

as Liquidity Provider

Nuveen Enhanced Quality Municipal Income Fund (NAD)

Series 2 Variable Rate Demand Preferred Shares (“VRDP”)

(Relating to the issuance of Series 2 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of Nuveen Select Quality Municipal Fund, Inc. (NQS))

(NAD – Series 2)

vi

vii

viii

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP)

PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT, dated as of [●], between THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent (the “Tender and Paying Agent”) and [●], including its successors and assigns, as liquidity provider (the “Liquidity Provider”).

WHEREAS, Nuveen Enhanced Quality Municipal Income Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Variable Rate Demand Preferred Shares (VRDP), as set forth on Schedule I hereto, which are subject to this Agreement (the “VRDP Shares”);

WHEREAS, the Fund wishes to enhance the liquidity of the VRDP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to tender VRDP Shares pursuant to the Statement (as defined below) and the obligation by the Liquidity Provider to purchase VRDP Shares pursuant to the Purchase Obligation (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the VRDP Shares, including entering into and performing its duties under this Agreement (as defined below);

WHEREAS, the Statement provides that the Fund for the benefit of the Holders and Beneficial Owners of VRDP Shares shall (i) maintain a VRDP Purchase Agreement (as defined in the Statement) providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE VIII

DEFINITIONS

SECTION 8.01.         Definitions.

The following terms, as used herein, have the following meanings:

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Agreement” means this Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing this Agreement upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

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“Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared, on such shares.

“Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)         cash or any cash equivalent;

(2)         any U.S. Government Security;

(3)         any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of the Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)         any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)         any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

“Dividend Payment Date” except as otherwise provided in paragraph (d) of Section 2 of Part I of the Statement, means the date that is the first Business Day of each calendar month.

“Effective Date” means [●].

“Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

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“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of this Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and the Statement.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

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“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state law, or any other applicable law.

“Global VRDP Shares” means the VRDP Shares issued in book-entry form, deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

The word “including” means “including without limitation.”

“Information Memorandum” means the proxy statement of the Target Fund and the other funds named therein, dated [●], and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional VRDP Shares.

“Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

“Liquidation Preference,” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 30 days nor more than 45 days following such Liquidity Provider Ratings Event, or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund shall obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDP Purchase Agreement is delivered.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with the Statement and this Agreement.

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“Mandatory Purchase Event” means (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of the Statement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any VRDP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the Remarketing Agreement as Annex II, delivered in accordance

5

with this Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Municipal Securities” means municipal securities as described under “The Fund’s Investments – Municipal Securities” in the Information Memorandum.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

“Notice of Redemption” has the meaning specified in paragraph (c) of Section 9 of Part I of the Statement.

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as Exhibit D and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of the Statement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of the Statement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of the Statement and this Agreement.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of VRDP Shares theretofore issued by the Fund except, without duplication, (i) any VRDP Shares theretofore cancelled or

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delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any VRDP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of the Statement, (iii) any VRDP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any VRDP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of VRDP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“Related Documents” means the Declaration, the Statement, the VRDP Shares, the by-laws of the Fund, the Remarketing Agreement, the VRDP Fee Agreement and the Tender and Paying Agent Agreement.

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“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of this Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of VRDP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Statement.

“Remarketing Agent” means, with respect to the VRDP Shares, the Person or Persons designated as Remarketing Agent for the VRDP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement with respect to the VRDP Shares, dated as of [●], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of VRDP Shares that it has successfully remarketed and failed to successfully remarket for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Scheduled Termination Date” means [●] or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

“SEC” means the Securities and Exchange Commission.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“Special Rate Period” with respect to the VRDP Shares, means a Rate Period established in accordance with paragraph (a) of Section 4 of Part I of the Statement.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares, effective [●], as it may be amended or supplemented from time to time in accordance with the provisions thereof.

“Target Fund” means Nuveen Select Quality Municipal Fund, Inc., a closed-end investment company organized as a Minnesota corporation.

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“Tender” means an Optional Tender or a Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the VRDP Shares.

“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, with respect to the VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (i) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (ii) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (iii) on an Optional Early Termination Date or (iv) on a Related Party Termination Date.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the VRDP Shares, dated as of [●], between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time.

“VRDP Shares” has the meaning set forth in the preamble to this Agreement.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

SECTION 8.02.         Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not otherwise defined herein has the meaning provided therefor (including by incorporation by reference) in the Statement.

ARTICLE IX

PURCHASE OBLIGATION

SECTION 9.01.         Commitment to Purchase VRDP Shares.

(d)         The Liquidity Provider agrees, commencing on the Effective Date, to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limiting any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDP Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any breach of or failure to perform any of the representations, warranties or agreements of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

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(e)         The obligation of the Liquidity Provider hereunder to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, from any Holder or Beneficial Owner; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(f)         In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those VRDP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding VRDP Shares.

SECTION 9.02.         Method of Purchasing.

(g)         Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

  (i)                 be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

  (ii)                state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

  (iii)               state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(h)         Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(i)         VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

  (i)                 Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to the Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

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  (ii)                 To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

  (iii)               Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of VRDP Shares fails to deliver such VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account by the Tender and Paying Agent, will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(j)         A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a Notice of Revocation with respect to some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased. Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered VRDP Shares, if any, that remain unsold on the related Purchase Date will be allocated by the Remarketing Agent to each Notice of

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Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

(k)         Pursuant to the Statement and except as may otherwise be provided in connection with a Special Rate Period, the Fund has agreed in the VRDP Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to remarket for all VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of the Statement.

(l)         In connection with any attempted Remarketing, all tendered VRDP Shares will be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares will be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date. With respect to the Remarketing Agent’s responsibilities, but without affecting the Tender and Paying Agent’s role as intermediary, the Remarketing Agent has agreed in the Remarketing Agreement that, if the Remarketing Agent obtains a bid at the Purchase Price for any VRDP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such VRDP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent shall (i) purchase the tendered VRDP Shares, as a principal and not as an agent, from the Beneficial Owner or Holder thereof on the Purchase Date at the Purchase Price, (ii) resell such VRDP Shares, as a principal and not as an agent, to the Person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records in accordance with the Remarketing Agreement. Any such purchases by the Remarketing Agent from the Beneficial Owner or Holder will be made with the Remarketing Agent’s own funds.

(m)         By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by

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Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing) shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the VRDP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(n)         The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Global VRDP Shares. The Fund is required pursuant to the Statement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under the VRDP Purchase Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

(o)         Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be held

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in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt by the Tender and Paying Agent of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(p)         Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global VRDP Shares, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(q)         In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and the Holders.

(r)         At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. For purposes of the parenthetical in the preceding sentence, the Purchase Obligation of a successor liquidity provider shall be treated as inapplicable to VRDP Shares held by the Liquidity Provider unless and until either the Fund or the Liquidity Provider shall have given the Tender and Paying Agent written notice that such Purchase Obligation is so applicable.

(s)         VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to the Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be

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delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(t)         The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure by it to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(u)         VRDP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(v)         If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the VRDP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owner or Holder.

(w)         In connection with any Special Rate Period designated pursuant to Section 4 of the Statement, the Fund, without the vote or consent of any Holder of VRDP Shares but with the prior written consent of the Liquidity Provider, in the Notice of Proposed Special Rate Period relating to the VRDP Shares, as delivered to the Remarketing Agent and the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in the Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 9(b)(i)(A) of the Statement) and modified or new definitions as specified in the Notice of Proposed Special Rate Period for such Special Rate Period; provided that such provisions do not affect the parity ranking of the VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Any such Special Rate Period, and establishment of any such provisions applicable during such Special Rate Period, must be preceded by a Mandatory Tender as provided in this Agreement.

SECTION 9.03.         Extension of Scheduled Termination Date.

Under the VRDP Fee Agreement, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date and otherwise in accordance with the terms of the VRDP Fee Agreement, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period, which request may be conditioned upon terms and conditions that are different from the terms and conditions of this Agreement and the VRDP Fee Agreement then in effect. Under the VRDP Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Scheduled Termination Date in its sole and absolute discretion.

SECTION 9.04.         Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the

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Fund) of any redemption or other repurchase of VRDP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the VRDP Shares so redeemed or otherwise repurchased; and the Available Commitment in respect of such VRDP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider. Notwithstanding the foregoing, nothing herein is intended to expand the terms of the Purchase Obligation.

SECTION 9.05.         Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of VRDP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE X

REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the Effective Date only and are not repeated on any subsequent date.

SECTION 10.01.         Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

ARTICLE XI

REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on and as of the Effective Date only and are not repeated on any subsequent date.

SECTION 11.01.         Existence.

The Liquidity Provider has been duly organized and is a validly existing [●]. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under, this Agreement, including, without limitation, the Purchase Obligation.

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SECTION 11.02.         Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider.

SECTION 11.03.         Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 11.04.         Financial Information.

The consolidated income statements and the related consolidated balance sheets, consolidated cash flow statements and consolidated statements of comprehensive income and consolidated statements of changes in equity, and the auditor’s report with respect thereto, copies of which have heretofore been furnished to the Fund, present fairly, in all material respects, the financial position of the Liquidity Provider and its subsidiaries at December 31, 2015, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board. The audits of these statements were conducted in accordance with the standards of the International Accounting Standards Board. Since the date of such financial statements, no transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 11.05.         Litigation.

Except as disclosed in the Information Memorandum or in a schedule delivered to the Fund prior to the Effective Date, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or that, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

SECTION 11.06.         Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance by the Liquidity Provider under this Agreement or the execution and delivery by, or the validity or enforceability against, the Liquidity Provider of, this Agreement and the VRDP Fee Agreement have been obtained and are in full force and effect.

SECTION 11.07.         Ranking.

The obligations of the Liquidity Provider hereunder rank pari passu with all other senior unsecured obligations of the Liquidity Provider (other than any such obligations preferred by statute or by operation of law).

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ARTICLE XII

DUTIES OF THE TENDER AND PAYING AGENT

SECTION 12.01.         Duties and Responsibilities.

(x)         The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(y)         The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(z)         In the absence of gross negligence (and, with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and, with respect to the handling of funds, its own negligence).

SECTION 12.02.         Rights of the Tender and Paying Agent.

(aa)         The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

(bb)         The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(cc)         The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(dd)         The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(ee)         Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(ff)         The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

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(gg)        The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(hh)        The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any VRDP Shares, the Statement, any offering material used in connection with the offer and sale of any VRDP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

(ii)         The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(jj)         The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(kk)        Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or earnings on or with respect to amounts held or deposited hereunder. In the event the Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any VRDP Shares that are the subject of a Tender or Mandatory Purchase.

(ll)          The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of VRDP Shares with the same rights it would have if it were not Tender and Paying Agent.

(mm)      Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

(nn)        The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDP Purchase Agreement.

(oo)       The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

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SECTION 12.03.         Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any VRDP Shares issued or to be issued.

SECTION 12.04.         Concerning the Securities Depository.

(pp)         Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner of an interest in a Global VRDP Share, an Agent Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global VRDP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the Securities Depository to the extent provided in the Related Documents) of any notice (including any Notice of Redemption) or any amount paid, under or with respect to the VRDP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under this Agreement or the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global VRDP Shares). The rights of Beneficial Owners in the Global VRDP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and any nominee thereof that is the registered holder of any Global VRDP Shares for all purposes of this Agreement and the Related Documents relating to such Global VRDP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global VRDP Shares), as the sole holder of such Global VRDP Shares and shall have no obligations to the Beneficial Owners thereof. Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such Global VRDP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global VRDP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global VRDP Shares, or for any transfers of beneficial interests in any such Global VRDP Shares.

(qq)         The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this Agreement or under applicable law with respect to any transfer of any interest in any VRDP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global VRDP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE XIII

COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Available Commitment hereunder or any amount payable hereunder or the Liquidity Provider owns any VRDP Shares purchased pursuant to the Purchase Obligation (provided, for the avoidance of doubt, that the waiver in Section 6.02 shall survive the termination of this Agreement as provided in such Section):

SECTION 13.01.         Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the VRDP Shares in accordance with Article II herein, notwithstanding a Fund Insolvency Event.

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SECTION 13.02.         Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, the Liquidity Provider waives its right with respect to the exercise of the Purchase Obligation provided by any subsequent Liquidity Provider in an Alternate VRDP Purchase Agreement in respect of any Purchased VRDP Shares, but not, for the avoidance of doubt, any right of any Holders or Beneficial Owners of any such Purchased VRDP Shares, subsequent to the sale of such Purchased VRDP Shares by the Liquidity Provider in a successful Remarketing or otherwise, to exercise such Purchase Obligation provided by any subsequent Liquidity Provider in accordance with the terms of such Alternate VRDP Purchase Agreement.

SECTION 13.03.         Notice of Extraordinary Corporate Event.

To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

SECTION 13.04.         Additional Information.

If at any time the Liquidity Provider is not subject to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Liquidity Provider shall furnish, or cause to be furnished, to Holders and Beneficial Owners of VRDP Shares and prospective purchasers of VRDP Shares, upon request, information with respect to the Liquidity Provider satisfying the requirements of subsection (d)(4) of Rule 144A.

ARTICLE XIV

MISCELLANEOUS

SECTION 14.01.         Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

SECTION 14.02.         Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including by telecopy, electronic mail or similar writing), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, upon receipt, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)	if to the Liquidity Provider:

[ADDRESS]

Wire Instructions:

[WIRE INSTRUCTIONS]

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(b)	if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Mike Diep

Vice President

Tel: (212) 815-2834

Fax: (212) 815-2830

Email: mike.diep@bnymellon.com

Wire Instructions:

The Bank of New York Mellon

New York New York

ABA# 021000018

For Further Credit to Account # [●]

Ref: mm/dd/yy and Event (e.g.: Purchase Date or Mandatory Tender)

Attn: Mike Diep, Tel: (212) 815-2834

Any payments required to be made by either party to the other, or any VRDP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party listed under “Wire Instructions.”

SECTION 14.03.         No Waivers.

(rr)         The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any VRDP Share, may have under the terms of such VRDP Share or any other Related Document or otherwise.

(ss)         No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under any other Related Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the VRDP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or thereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 14.04.         Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the VRDP Shares or the Holders or Beneficial Owners thereof shall be made except as permitted under the Declaration and the Statement, and agreed to by the Fund. The terms of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding VRDP Shares.

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SECTION 14.05.         Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund, except pursuant to the proviso to the definition of “Extraordinary Corporate Event.” Any such assignment or other transfer without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of VRDP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 14.06.         Term of this Agreement.

(tt)         Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

(uu)         Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) in accordance with this Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund will obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDP Purchase Agreement is delivered, and (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(vv)         No expiration or termination of this Agreement shall be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider pursuant to this Agreement of any VRDP Shares required to be purchased by it as a result of such expiration or termination.

SECTION 14.07.         New York Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 14.08.         Waiver of Jury Trial.

Each of the Tender and Paying Agent, the Liquidity Provider and each third party beneficiary of this Agreement hereby waives trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto or such third party beneficiaries hereof against a party hereto or a beneficiary hereof on any matters whatsoever arising out of or in any way connected with this Agreement.

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SECTION 14.09.         Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 14.10.         Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 14.11.         Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

SECTION 14.12.         Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of VRDP Shares demonstrate or account for any loss.

SECTION 14.13.         Sovereign Immunity.

THE LIQUIDITY PROVIDER IRREVOCABLY WAIVES ANY IMMUNITY TO JURISDICTION TO WHICH IT MAY OTHERWISE BE ENTITLED (INCLUDING SOVEREIGN IMMUNITY, IMMUNITY TO PRE-JUDGMENT ATTACHMENT, POST-JUDGMENT ATTACHMENT AND EXECUTION) IN ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR BASED ON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY THAT IS INSTITUTED IN ANY FEDERAL OR NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK OR IN ANY COMPETENT COURT IN [●]. THE LIQUIDITY PROVIDER EXPRESSLY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH ACTION, AND WAIVES ANY OTHER REQUIREMENTS OF OR OBJECTIONS TO PERSONAL JURISDICTION WITH RESPECT THERETO.

SECTION 14.14.         Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

SECTION 14.15.         Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning, hereof.

SECTION 14.16.         Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, [●], solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against

24

the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 14.17.         Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z)  with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 14.18.         Appointment of Agent.

The Liquidity Provider hereby designates [●], at [ADDRESS], as its authorized agent (the “Authorized Agent”) upon which process may be served in any action based on this Agreement which may be instituted in any state or federal court in The City and State of New York and expressly accepts the jurisdiction of any such court in respect of such action. Such designation shall be irrevocable. The Liquidity Provider represents and warrants that it will cause [●] to act as said agent for service of process, and the Liquidity Provider agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such designation in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Liquidity Provider (mailed or delivered to the Liquidity Provider at its respective address as aforesaid) shall be deemed, in every respect, effective service of process upon the Liquidity Provider. Notwithstanding the foregoing, any action based on this Agreement may be instituted in any competent court in [●].

[Signature page follows]

25

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NEW YORK MELLON,
as Tender and Paying Agent

By:
Name:
Title:

[●]

By:
Name:
Title:

Signature Page to Purchase Agreement (NAD – Series 2)

SCHEDULE I

Description of VRDP Shares:	2,675 Nuveen Enhanced Quality Municipal Income Fund Series 2 Variable Rate Demand Preferred Shares (VRDP), or such other number of shares of such Series as may be Outstanding from time to time

Initial Remarketing Agent:	[●]

I-1

To be completed by Tender and Paying Agent only – Check applicable box: ☐ This is a Preliminary Notice of Purchase ☐ This is a Final Notice of Purchase	EXHIBIT A

NOTICE OF PURCHASE – SERIES 2

[Date]

[ADDRESS]

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen Enhanced Quality Municipal Income Fund Series 2 Variable Rate Demand Preferred Shares (“VRDP Shares”)

Dear Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement dated as of [●] (as heretofore amended, modified or supplemented, the “Agreement”) between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and [●], as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] Series 2 VRDP Shares (CUSIP [●]) to be purchased by you on [●] (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such VRDP Shares is                  dollars ($                ). Of such aggregate Purchase Price,                  dollars ($                ) comprises the aggregate liquidation preference of such VRDP Shares and                  dollars ($                ) comprises accumulated but unpaid dividends on such VRDP Shares to and including the Purchase Date.

Ex. A-1

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:

Name:
Title:

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:

Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:

Name:
Title:

[Address of Agent Member of a Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

Ex. A-2

In the case of a Holder:

By:

Name:
Title:

[Address of Holder]

Ex. A-3

EXHIBIT B

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND (THE “FUND”)

SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

CUSIP NO. [●]*

MANDATORY PURCHASE NOTICE – SERIES 2

[Date]

In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding VRDP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDP Purchase Agreement currently in effect prior to or on the Scheduled Termination Date thereof where:

(i) at least 15 days prior to any such termination, (a) the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect, and (b) the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect; or

(ii) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement currently in effect.

The Mandatory Purchase Date for purchase of all Outstanding VRDP Shares by the Liquidity Provider will be                     , 20      .

All Outstanding VRDP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver any VRDP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder and Beneficial Owner(s) of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered

*  NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any VRDP Share certificate. It is included solely as a convenience to VRDP Shareholders.

Ex. B-1

VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDP Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Ex. B-2

EXHIBIT C

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND (THE “FUND”)

SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF TENDER – SERIES 2

Note: The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [●], between Nuveen Enhanced Quality Municipal Income Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1.         In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares (“VRDP”) effective [●] (the “Statement”), the undersigned,                                 , [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be
Purchased[2]
2	[●]

hereby notifies you of the election by the Beneficial Owner of the referenced VRDP Shares to tender such VRDP Shares for purchase in the amount of the Purchase Price in respect of the number of VRDP Shares set forth above on the Purchase Date specified below, which is a Business Day and a date on which such VRDP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is:

2 VRDP Shares may be tendered only in denominations of $100,000 and integral multiples thereof.

Ex. C-1

Name of Agent Member:

DTC Participant No. of Agent Member:

Name of Beneficial Owner:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered VRDP Shares is to be paid is/are the same as identified above.

2.         The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the VRDP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the VRDP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered VRDP Shares to the purchaser in accordance with the procedures described in Part II of the Statement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3.         The undersigned confirms its agreement that it hereby transfers to the purchaser of the VRDP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Share by the purchaser.

4.         The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the VRDP Shares to be tendered hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5.         The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the VRDP Shares specified in this Notice of Tender may be delivered by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

Ex. C-2

6.         Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:

Name:
Title:

[OR]

Print name of Agent Member

By:

Name:
Title:

Ex. C-3

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-4

EXHIBIT D

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND (THE “FUND”) SERIES 2 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF REVOCATION – SERIES 2

Note:

The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.         In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 2 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on                            ,              a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be
Purchased
2	[●]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member

DTC Participant No. of Agent Member:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

2.         The undersigned,                                         , [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of VRDP Shares that were the subject of the Notice of Tender:

VRDP Shares	CUSIP Number	Number of VRDP Shares hereby requested to be
Series		Revoked*
2	[●]

3.         The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of VRDP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such VRDP Shares; and

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.         The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.         The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of VRDP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of VRDP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such VRDP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.         Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:

Name:
Title:
[OR]

* VRDP Shares may be revoked only in denominations of $100,000 and integral multiples thereof.

ii

Print name of Agent Member

By:

Name:
Title:

iii

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of VRDP Shares that are the subject of the Notice of Tender:                  VRDP Shares.

[●]

By:
Name:
Title:

Date:

iv

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

v

FORM OF VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT

dated as of

[●]

between

THE BANK OF NEW YORK MELLON,

as Tender and Paying Agent

and

[●],

as Liquidity Provider

Nuveen Enhanced Quality Municipal Income Fund (NAD)

Series 3 Variable Rate Demand Preferred Shares (“VRDP”)

(Relating to the issuance of Series 3 Variable Rate Demand Preferred Shares by the above-named fund in exchange for the outstanding Series 1 Variable Rate Demand Preferred Shares of Nuveen Premier Municipal Income Fund, Inc. (NPF))

(NAD – Series 3)

vi

vii

viii

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP)

PURCHASE AGREEMENT

VARIABLE RATE DEMAND PREFERRED SHARES (VRDP) PURCHASE AGREEMENT, dated as of [●], between THE BANK OF NEW YORK MELLON, a New York banking corporation, including its successors and assigns, as tender and paying agent (the “Tender and Paying Agent”) and [●], including its successors and assigns, as liquidity provider (the “Liquidity Provider”).

WHEREAS, Nuveen Enhanced Quality Municipal Income Fund, a closed-end investment company organized as a Massachusetts business trust (the “Fund”), has authorized the issuance to Holders (as defined below) of its Variable Rate Demand Preferred Shares (VRDP), as set forth on Schedule I hereto, which are subject to this Agreement (the “VRDP Shares”);

WHEREAS, the Fund wishes to enhance the liquidity of the VRDP Shares by providing for the right of Holders and Beneficial Owners (as defined below) to tender VRDP Shares pursuant to the Statement (as defined below) and the obligation by the Liquidity Provider to purchase VRDP Shares pursuant to the Purchase Obligation (as defined below);

WHEREAS, pursuant to the terms of the Tender and Paying Agent Agreement (as defined below), the Fund has retained the Tender and Paying Agent to perform certain duties with respect to the VRDP Shares, including entering into and performing its duties under this Agreement (as defined below);

WHEREAS, the Statement provides that the Fund for the benefit of the Holders and Beneficial Owners of VRDP Shares shall (i) maintain a VRDP Purchase Agreement (as defined in the Statement) providing a Purchase Obligation on an ongoing basis to the extent that the Fund can do so on a commercially reasonable basis, and (ii) provide Holders and Beneficial Owners with advance notice of any termination of the Purchase Obligation;

NOW, THEREFORE, in consideration of the respective agreements contained herein, the parties hereto agree as follows:

ARTICLE XV

DEFINITIONS

SECTION 15.01.         Definitions.

The following terms, as used herein, have the following meanings:

“Agent Member” means a Person with an account at the Securities Depository that holds one or more VRDP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Remarketing Agent and the Tender and Paying Agent with respect to such Beneficial Owner.

“Agreement” means this Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Alternate VRDP Purchase Agreement” means any agreement with a successor liquidity provider replacing this Agreement upon its termination in accordance with its terms and containing a purchase obligation substantially identical to the Purchase Obligation herein, as determined by the Fund.

1

“Available Commitment” as of any day means, with respect to the VRDP Shares, the sum of the aggregate Liquidation Preference of the VRDP Shares then Outstanding plus all accumulated but unpaid dividends, whether or not earned or declared, on such shares.

“Beneficial Owner” means a Person, including the Liquidity Provider to the extent it is at any time the beneficial owner of VRDP Shares (irrespective of any assignment or transfer by the Liquidity Provider of its voting rights), in whose name VRDP Shares are recorded as beneficial owner of such VRDP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or such Person’s subrogee.

“Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.

“Declaration” means the Declaration of Trust of the Fund, as it may be amended from time to time in accordance with the provisions thereof.

“Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:

(1)         cash or any cash equivalent;

(2)         any U.S. Government Security;

(3)         any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities (long-term or short-term as to the applicable type of obligation) as of the date of the Statement (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act;

(4)         any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7 under the 1940 Act, or similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)         any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank deposits or short-term debt of banks or other financial institutions as of the date of the Statement (or such rating’s future equivalent).

“Dividend Payment Date” except as otherwise provided in paragraph (d) of Section 2 of Part I of the Statement, means the date that is the first Business Day of each calendar month.

“Effective Date” means [●].

“Effective Leverage Ratio” has the meaning set forth in the VRDP Fee Agreement.

“Effective Leverage Ratio Cure Period” has the meaning set forth in the VRDP Fee Agreement.

2

“Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between the relevant two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Tender and Paying Agent, shall be sent by such means as set forth in Section 7.02 of the Tender and Paying Agent Agreement or as specified in the related notice.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Extraordinary Corporate Event” means, as to the Liquidity Provider, (i) the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity, or (ii) the dissolution, for any reason, of the Liquidity Provider other than in connection with the consolidation or amalgamation with, or the merger with and into, or the transfer of all or substantially all of the Liquidity Provider’s assets to, another entity; provided, however, that with respect to (i) above, an Extraordinary Corporate Event does not include any of the listed occurrences where (x) the surviving entity, or transferee of all or substantially all of the Liquidity Provider’s assets, (a) assumes all of the obligations of the Liquidity Provider under the terms of this Agreement and (b) has short-term debt ratings in one of the two highest rating categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act and (y) the Liquidity Provider has provided notice in writing to the Fund confirming the information described in clause (x) at least 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) above.

“Failed Remarketing Condition” means a Failed Remarketing Condition—Purchased VRDP Shares or a Failed Remarketing Condition—Unpurchased VRDP Shares.

“Failed Remarketing Condition—Purchased VRDP Shares” means that the Liquidity Provider acquires and continues to be the beneficial owner for federal income tax purposes of any VRDP Shares in connection with purchases made pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) on any Purchase Date including VRDP Shares that the Liquidity Provider continues to be the beneficial owner of for federal income tax purposes after the expiration or termination of this Agreement.

“Failed Remarketing Condition—Purchased VRDP Shares Redemption” means redemption by the Fund, at a redemption price equal to $100,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to, but excluding, the date fixed by the Board of Trustees for redemption, of VRDP Shares that the Liquidity Provider shall have acquired pursuant to the Purchase Obligation and continued to be the beneficial owner of for federal income tax purposes for a period of six months during which such VRDP Shares cannot be successfully remarketed (i.e., a Failed Remarketing Condition—Purchased VRDP Shares shall have occurred and be continuing for such period of time with respect to such VRDP Shares), determined by the Fund on a first-in, first-out basis, in accordance with and subject to the provisions of the VRDP Fee Agreement and the Statement.

“Failed Remarketing Condition—Unpurchased VRDP Shares” means that a Beneficial Owner (other than the Liquidity Provider or its affiliates) continues to hold VRDP Shares, that were subject to a proper Tender, after any Purchase Date as a result of the failure by the Liquidity Provider for any reason to purchase such VRDP Shares pursuant to the Purchase Obligation (whether as a result of an unsuccessful Remarketing or a Mandatory Purchase) (“Unpurchased VRDP Shares”), until such time as all Outstanding Unpurchased VRDP Shares are (i) successfully remarketed pursuant to a Remarketing, (ii) purchased by the Liquidity Provider pursuant to the Purchase Obligation, or (iii) if not successfully remarketed pursuant to a Remarketing or purchased by the Liquidity Provider pursuant to the Purchase Obligation, the subject of a properly tendered Notice of Revocation (or any combination of the foregoing); and any Unpurchased VRDP Shares shall be deemed tendered for Remarketing until the earliest to occur of the foregoing events (i), (ii) or (iii) with respect to such Unpurchased VRDP Shares.

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“Final Notice of Purchase” means, in connection with an Optional Tender or a Mandatory Tender, a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members, in the case of an Optional Tender, or Holders, in the case of a Mandatory Tender, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Purchase Date indicating the number of VRDP Shares to be purchased on such date pursuant to the Purchase Obligation, or, in connection with a Mandatory Purchase, the Mandatory Purchase Notice delivered by the Fund or the Tender and Paying Agent on behalf of the Fund.

“Fitch” means Fitch Ratings, Inc., a Delaware corporation, and its successors.

“Fund” has the meaning set forth in the preamble to this Agreement.

“Fund Insolvency Event” means that the Fund becomes a debtor under Title 11 of the United States Bankruptcy Code or becomes subject to insolvency or liquidation proceedings under any United States federal or state law, or any other applicable law.

“Global VRDP Shares” means the VRDP Shares issued in book-entry form, deposited with the Tender and Paying Agent on behalf of the Securities Depository and registered in the name of a nominee of the Securities Depository.

“Holder” means a Person in whose name a VRDP Share is registered in the registration books of the Fund maintained by the Tender and Paying Agent.

The word “including” means “including without limitation.”

“Information Memorandum” means the proxy statement of the Target Fund and the other funds named therein, dated [●], and the Fund’s information memorandum attached thereto, as amended, revised or supplemented from time to time, including, if applicable, in connection with any Remarketing or offering of additional VRDP Shares.

“Investment Adviser” means Nuveen Fund Advisors, LLC, or any successor company or entity.

“Liquidation Preference,” with respect to a given number of VRDP Shares, means $100,000 times that number.

“Liquidity Provider Ratings Event” means the Liquidity Provider shall fail to maintain at any time short-term debt ratings in one of the two highest ratings categories from the Requisite NRSROs or such other short-term debt ratings, if any, as may be required for the VRDP Shares to satisfy the eligibility criteria under Rule 2a-7 under the 1940 Act.

“Liquidity Provider Ratings Event Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of a Liquidity Provider Ratings Event, which date shall be not less than 30 days nor more than 45 days following such Liquidity Provider Ratings Event, or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund shall obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDP Purchase Agreement is delivered.

“Mandatory Purchase” means the mandatory purchase of Outstanding VRDP Shares by the Liquidity Provider pursuant to this Agreement in connection with a Mandatory Purchase Event.

“Mandatory Purchase Date” means the Purchase Date for a Mandatory Purchase determined in accordance with the Statement and this Agreement.

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“Mandatory Purchase Event” means (i) in connection with the termination of this Agreement due to its expiration as of a Scheduled Termination Date, by the fifteenth day prior to any such Scheduled Termination Date, (a) the Liquidity Provider shall not have agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of this Agreement, and (b) the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of this Agreement, or (ii) in connection with the termination of this Agreement due to a Liquidity Provider Ratings Event or Related Party Termination Event, by the fifteenth day prior to the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund shall not have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement. The Mandatory Purchase Event shall be deemed to occur on such fifteenth day prior to any Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be.

“Mandatory Purchase Notice” means, in connection with the Mandatory Purchase of VRDP Shares, a notice substantially in the form attached to this Agreement as Exhibit B, delivered by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Purchase Date.

“Mandatory Tender,” with respect to a Mandatory Tender Event, means the mandatory tender of all VRDP Shares by Holders for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided, that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider at the Purchase Price pursuant to Section 1 of Part II of the Statement and this Agreement.

“Mandatory Tender Event” means (a) each failure by the Fund to make a scheduled payment of dividends on any VRDP Share on a Dividend Payment Date; (b) the occurrence of a Liquidity Provider Ratings Event (which shall constitute a single Mandatory Tender Event upon the occurrence of such Liquidity Provider Ratings Event, whether or not continuing and whether or not such Liquidity Provider Ratings Event also results in a Mandatory Purchase Event; provided that, a subsequent Liquidity Provider Ratings Event, following restoration of the short-term debt ratings to the requisite level, shall constitute a new Mandatory Tender Event); (c) in the event of a failure by the Fund to pay the Liquidity Provider the applicable fee due in advance under the terms of the VRDP Fee Agreement by seven Business Days prior to the beginning of the month to which such payment relates if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that such failure to pay such fee constitutes a Mandatory Tender Event; (d) the eighth day prior to the scheduled date of the occurrence of an Extraordinary Corporate Event; (e) the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement by the fifteenth day prior to the Scheduled Termination Date, Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of this Agreement; (f) the occurrence of an Optional Early Replacement Event; (g) the Fund shall have provided a Notice of Proposed Special Rate Period in accordance with the Statement; or (h) in the event of a breach by the Fund of its Effective Leverage Ratio covenant with the Liquidity Provider in the VRDP Fee Agreement and the failure to cure such breach within 60 days from the date of such breach (which 60-day period would include the Effective Leverage Ratio Cure Period), if the Liquidity Provider (in its sole discretion) thereafter provides written notice to the Fund that the failure to timely cure such breach constitutes a Mandatory Tender Event (subject to the Fund curing such breach prior to the delivery date of such notice from the Liquidity Provider).

“Mandatory Tender Notice” means, in connection with the Mandatory Tender of VRDP Shares, a notice, substantially in the form attached to the Remarketing Agreement as Annex II, delivered in accordance

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with this Agreement by the Fund or the Tender and Paying Agent on behalf of the Fund to the Holders and the Liquidity Provider specifying a Mandatory Tender Event and Purchase Date.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and its successors.

“Municipal Securities” means municipal securities as described under “The Fund’s Investments – Municipal Securities” in the Information Memorandum.

“1940 Act” means the Investment Company Act of 1940, as amended.

“Notice of Purchase” means, as the context requires, a Preliminary Notice of Purchase or a Final Notice of Purchase, in each case, substantially in the form of Exhibit A hereto.

“Notice of Redemption” has the meaning specified in paragraph (c) of Section 9 of Part I of the Statement.

“Notice of Revocation” means, in connection with the revocation by a Beneficial Owner or its Agent Member of its Notice of Tender, a notice, substantially in the form attached to this Agreement as Exhibit D and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to revoke the tender of some or all of the VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of the Statement.

“Notice of Tender” means, in connection with an Optional Tender, a notice, substantially in the form attached to this Agreement as Exhibit C and the Tender and Paying Agent Agreement, delivered by a Beneficial Owner or its Agent Member to the Tender and Paying Agent indicating an intention to tender VRDP Shares for sale on a Purchase Date pursuant to Section 1 of Part II of the Statement.

“NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund or the Liquidity Provider, including, at the date hereof, Fitch, Moody’s and S&P.

“Optional Early Replacement Event” means the Fund shall have obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement and provided notice thereof (which notice also designates an Optional Early Termination Date) to the Holders and the Liquidity Provider in accordance with the Tender and Paying Agent Agreement given at any time prior to the 30th calendar day preceding the then-prevailing Scheduled Termination Date. The date of the occurrence of the Optional Early Replacement Event shall be the date of such notice.

“Optional Early Termination Date” means the date established by the Tender and Paying Agent, acting upon instructions of the Fund pursuant to the Tender and Paying Agent Agreement, for termination of this Agreement upon the occurrence of an Optional Early Replacement Event, which date shall be not less than 16 days nor more than 30 days following such Optional Early Replacement Event.

“Optional Tender” means any tender of VRDP Shares by a Beneficial Owner or its Agent Member to the Tender and Paying Agent, other than a Mandatory Tender, for Remarketing or, in the event (i) no Remarketing occurs on or before the Purchase Date, or (ii) pursuant to an attempted Remarketing, VRDP Shares remain unsold and the Remarketing Agent does not purchase for its own account the unsold VRDP Shares tendered to the Tender and Paying Agent for Remarketing (provided that the Remarketing Agent may seek to sell such VRDP Shares in a subsequent Remarketing prior to the Purchase Date), for purchase by the Liquidity Provider pursuant to Section 1 of Part II of the Statement and this Agreement.

“Outstanding” means, as of any date with respect to the VRDP Shares, the number of VRDP Shares theretofore issued by the Fund except, without duplication, (i) any VRDP Shares theretofore cancelled or

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delivered to the Tender and Paying Agent for cancellation or redemption by the Fund, (ii) any VRDP Shares with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Tender and Paying Agent sufficient Deposit Securities to redeem such VRDP Shares, pursuant to Section 9 of Part I of the Statement, (iii) any VRDP Shares as to which the Fund shall be a Beneficial Owner, and (iv) any VRDP Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund; provided, however, with respect to clause (ii), any VRDP Share will be deemed to be Outstanding for purposes of this Agreement until redeemed by the Fund.

“Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

“Preliminary Notice of Purchase” means a Notice of Purchase delivered by the Tender and Paying Agent to the Liquidity Provider (or directly to the Liquidity Provider by Beneficial Owners or their Agent Members if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations) on the Business Day immediately preceding a Purchase Date indicating the number of VRDP Shares to be purchased on the Purchase Date pursuant to the Purchase Obligation.

“Purchase Date,” with respect to any purchase of VRDP Shares, means (i) in connection with an Optional Tender, the date specified in a Notice of Tender, which date shall be no earlier than the seventh day (or, if such day is not a Business Day, the next succeeding Business Day) following delivery to the Tender and Paying Agent of the Notice of Tender, (ii) in connection with a Mandatory Tender, the date specified in the Mandatory Tender Notice (or, if such day is not a Business Day, the next succeeding Business Day), subject to the immediately succeeding sentence below, or (iii) in connection with a Mandatory Purchase, the Mandatory Purchase Date specified in the Mandatory Purchase Notice (or, if such day is not a Business Day, the next succeeding Business Day). The Purchase Date in respect of a Mandatory Tender Event shall be not later than seven days following the date a Mandatory Tender Notice is sent to Holders by Electronic Means; provided, that: (A) the Purchase Date in connection with the failure of the Fund to pay the applicable fee to the Liquidity Provider may not be later than the last Business Day of the month such payment was due; (B) the Purchase Date in connection with the occurrence of an Extraordinary Corporate Event may not be later than the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event (and, if no earlier Purchase Date is specified in a Mandatory Tender Notice with respect to such Extraordinary Corporate Event, the Business Day immediately preceding the occurrence of the Extraordinary Corporate Event shall be deemed to be the Purchase Date irrespective of the failure to have given or sent a Mandatory Tender Notice); (C) the Purchase Date in connection with the Fund obtaining an Alternate VRDP Purchase Agreement may not be later than the Business Day immediately preceding the termination of this Agreement; and (D) the Purchase Date in connection with a Notice of Proposed Special Rate Period may not be later than the first day of the proposed Special Rate Period.

“Purchase Obligation” means the unconditional and irrevocable obligation of the Liquidity Provider during the term and pursuant to the terms of this Agreement to purchase Outstanding VRDP Shares on any Purchase Date at the Purchase Price from Beneficial Owners, in the case of any Optional Tender, and Holders, in the case of any Mandatory Tender or any Mandatory Purchase, in each case following delivery of a Final Notice of Purchase with respect to such VRDP Shares.

“Purchase Price” means an amount equal to the Liquidation Preference of any VRDP Shares to be purchased on a Purchase Date, plus any accumulated but unpaid dividends thereon (whether or not earned or declared), if any, to, but excluding, the relevant Purchase Date.

“Purchased VRDP Shares” means all VRDP Shares purchased by the Liquidity Provider pursuant to Article II of this Agreement, so long as the Liquidity Provider continues to be the beneficial owner for federal income tax purposes of such VRDP Shares.

“Related Documents” means the Declaration, the Statement, the VRDP Shares, the by-laws of the Fund, the Remarketing Agreement, the VRDP Fee Agreement and the Tender and Paying Agent Agreement.

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“Related Party” means a related party for purposes of Section 267(b) or Section 707(b) of the Code, as such provisions may be amended from time to time.

“Related Party Termination Date” means the effective date of the termination of this Agreement in accordance with its terms following the occurrence of a Related Party Termination Event.

“Related Party Termination Event” means the Liquidity Provider becoming a Related Party of the Fund other than through the acquisition of VRDP Shares pursuant to the terms of this Agreement.

“Remarketing” means the remarketing of VRDP Shares by the Remarketing Agent on behalf of the Beneficial Owners thereof pursuant to an Optional Tender or on behalf of the Holders thereof pursuant to a Mandatory Tender, as provided in the Remarketing Agreement and the Statement.

“Remarketing Agent” means, with respect to the VRDP Shares, the Person or Persons designated as Remarketing Agent for the VRDP Shares with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), initially as set forth in Schedule I hereto, and its or their permitted successors and assigns. The Liquidity Provider’s execution of this Agreement shall constitute its consent to the designation of the Remarketing Agent set forth in Schedule I.

“Remarketing Agreement” means the Remarketing Agreement with respect to the VRDP Shares, dated as of [●], by and among the Fund, the Investment Adviser and the initial Remarketing Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Remarketing Agent.

“Remarketing Notice” means the notice to be provided by the Remarketing Agent to the Tender and Paying Agent and the Liquidity Provider by 2:00 p.m., New York City time, on the Business Day preceding the Purchase Date regarding the number of VRDP Shares that it has successfully remarketed and failed to successfully remarket for purchase on the Purchase Date.

“Requisite NRSROs” means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer; or (ii) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time a purchaser Acquires (as such term is defined in Rule 2a-7 under the 1940 Act) the security, that NRSRO.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and its successors.

“Scheduled Termination Date” means [●] or any succeeding date to which the term of this Agreement is extended pursuant to Section 2.03.

“SEC” means the Securities and Exchange Commission.

“Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VRDP Shares.

“Special Rate Period” with respect to the VRDP Shares, means a Rate Period established in accordance with paragraph (a) of Section 4 of Part I of the Statement.

“Statement” means the Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares, effective [●], as it may be amended or supplemented from time to time in accordance with the provisions thereof.

“Target Fund” means Nuveen Premiery Municipal Income Fund, Inc., a closed-end investment company organized as a Minnesota corporation.

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“Tender” means an Optional Tender or a Mandatory Tender, as applicable.

“Tender and Paying Agent” means The Bank of New York Mellon, or with the prior written consent of the Liquidity Provider (which consent shall not be unreasonably withheld), any successor Person, which has entered into an agreement with the Fund to act in such capacity as the Fund’s tender agent, transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to the VRDP Shares.

“Tender and Paying Agent Agreement” means the Tender and Paying Agent Agreement, with respect to the VRDP Shares, dated as of [●], between the Fund and the Tender and Paying Agent, as amended, modified or supplemented from time to time, or any similar agreement with a successor Tender and Paying Agent.

“Termination Event” means a termination of this Agreement (i) on a Scheduled Termination Date, as such date may be extended pursuant to the terms hereof, (ii) following written notice provided by the Tender and Paying Agent pursuant to Section 7.06(b) hereof following the occurrence of a Liquidity Provider Ratings Event at any time during the term hereof, (iii) on an Optional Early Termination Date or (iv) on a Related Party Termination Date.

“U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

“VRDP Fee Agreement” means the Variable Rate Demand Preferred Shares (VRDP) Fee Agreement, with respect to the VRDP Shares, dated as of [●], between the Fund and the Liquidity Provider, as amended, modified or supplemented from time to time.

“VRDP Shares” has the meaning set forth in the preamble to this Agreement.

“written” or “in writing” means any form of written communication, including communication by means of telex, telecopier or electronic mail.

SECTION 15.02.         Incorporation of Certain Definitions by Reference.

Each capitalized term used herein and not otherwise defined herein has the meaning provided therefor (including by incorporation by reference) in the Statement.

ARTICLE XVI

PURCHASE OBLIGATION

SECTION 16.01.         Commitment to Purchase VRDP Shares.

(ww)         The Liquidity Provider agrees, commencing on the Effective Date, to purchase at the Purchase Price any Outstanding VRDP Shares that are properly tendered in accordance with the Statement and this Agreement, including, without limiting any other provision of this Agreement, on the Purchase Date for a Mandatory Tender in connection with the Fund obtaining an Alternate VRDP Purchase Agreement and the Purchase Date for a Mandatory Purchase Event. The Liquidity Provider agrees that in no event shall amounts paid by it in respect of the Purchase Price be paid from funds or property of the Fund, including, without limitation, any funds derived from funds that the Fund may have on deposit with the Liquidity Provider. The obligation of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and shall be unconditional and irrevocable in accordance with the provisions hereof, without regard to, without limitation, any breach of or failure to perform any of the representations, warranties or agreements of the Tender and Paying Agent set forth herein or of the Fund set forth in the VRDP Fee Agreement or the termination of the obligations of the Remarketing Agent under Section 10 of the Remarketing Agreement.

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(xx)         The obligation of the Liquidity Provider hereunder to purchase VRDP Shares of any Holder or Beneficial Owner on any Purchase Date shall be unconditional upon delivery to the Liquidity Provider of a written Final Notice of Purchase from the Tender and Paying Agent by Electronic Means or, if there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations hereunder, from any Holder or Beneficial Owner; provided that, in the case of a Mandatory Purchase, the Final Notice of Purchase shall automatically be deemed given upon the Mandatory Purchase Notice being delivered to the Liquidity Provider in accordance herewith.

(yy)         In the case of an Optional Tender or a Mandatory Tender, the Liquidity Provider shall be obligated to purchase only those VRDP Shares subject to a Final Notice of Purchase. In the case of a Mandatory Purchase, the Liquidity Provider shall be obligated to purchase all Outstanding VRDP Shares.

SECTION 16.02. Method of Purchasing.

(zz)         Pursuant to an Optional Tender, Beneficial Owners may elect to tender their VRDP Shares (in denominations of $100,000 and integral multiples thereof) for purchase at the Purchase Price on the Purchase Date designated in a Notice of Tender (or, if such day is not a Business Day, on the next succeeding Business Day). Each Notice of Tender will be irrevocable (except as described below) and effective upon receipt and shall:

    (i)               be delivered by a Beneficial Owner, directly or through its Agent Member, by email transmission (or, if email transmission shall be unavailable, by facsimile transmission), to the Tender and Paying Agent not later than 2:00 p.m., New York City time, on any Business Day;

    (ii)              state the series and the aggregate number of VRDP Shares to be purchased, the CUSIP number of the VRDP Shares to be purchased and the Purchase Date and be in substantially the form of and contain such other information specified in Exhibit C to this Agreement; and

    (iii)            state that the tendering Beneficial Owner acknowledges that such Beneficial Owner is required to deliver the VRDP Shares that are the subject of a Notice of Tender (that has not been duly revoked as described below) on or before 2:00 p.m., New York City time, on the Purchase Date.

(aaa)         Upon receipt of a Notice of Tender, the Tender and Paying Agent will provide a copy to the Liquidity Provider and the Remarketing Agent as promptly as practicable by Electronic Means, but no later than 4:00 p.m., New York City time, on the date of receipt or deemed receipt. Any Notice of Tender that is delivered to the Tender and Paying Agent by a Beneficial Owner or its Agent Member after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in the Notice of Tender. The Tender and Paying Agent’s determination as to whether a Notice of Tender has been properly delivered will be conclusive and binding on a Beneficial Owner and its Agent Member.

(bbb)         VRDP Shares are subject to Mandatory Tender upon the occurrence of a Mandatory Tender Event.

      (i)             Promptly following the occurrence of a Mandatory Tender Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Tender Notice by Electronic Means to the Holders, the Remarketing Agent and the Liquidity Provider, specifying a Purchase Date for all Outstanding VRDP Shares. Any notice given in respect of a Mandatory Tender in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice.

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      (ii)             To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the applicable listed occurrence in clause (i) of such definition, respectively.

      (iii)             Upon the occurrence of a Mandatory Tender Event, all Outstanding VRDP Shares automatically will be subject to Mandatory Tender and delivered to the Tender and Paying Agent for purchase on the designated Purchase Date by purchasers in the Remarketing in the event of a successful Remarketing or otherwise by the Liquidity Provider, including any VRDP Shares previously tendered pursuant to an Optional Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder of VRDP Shares fails to deliver such VRDP Shares to which a Mandatory Tender relates on or prior to the Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account by the Tender and Paying Agent, will not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(ccc)         A Beneficial Owner or its Agent Member that delivered a Notice of Tender in connection with an Optional Tender may deliver in writing by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date, a Notice of Revocation with respect to some or all of the VRDP Shares that were specified in such Notice of Tender to be purchased. Any Notice of Revocation delivered to the Tender and Paying Agent shall be promptly delivered by Electronic Means by the Tender and Paying Agent to the Liquidity Provider and the Remarketing Agent by 12:00 noon, New York City time, on the Business Day immediately preceding the relevant Purchase Date. The Remarketing Agent (following receipt of such Notice of Revocation) shall notify the Tender and Paying Agent and the Liquidity Provider of the number of VRDP Shares specified in such Notice of Revocation that are subject to an agreement of sale pursuant to a Remarketing by email transmission or facsimile transmission not later than 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. The Tender and Paying Agent will contact the Remarketing Agent by Electronic Means by 1:45 p.m., New York City time, if such notification has not been received by that time. The Tender and Paying Agent will deliver such notification to the Beneficial Owner or its Agent Member promptly following receipt from the Remarketing Agent, and in any event by 4:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date. Any such Notice of Revocation will be effective (without further action on the part of the Beneficial Owner or its Agent Member) as a revocation of the Optional Tender of the number of VRDP Shares specified therein as being sought to be revoked, but (except as set forth below) only if and to the extent that the Remarketing Agent has not entered into an agreement to sell such VRDP Shares. A Notice of Revocation will be effective as to the number of VRDP Shares specified therein as having been revoked less the number of such VRDP Shares in respect of which the Remarketing Agent has so notified the Tender and Paying Agent and the Liquidity Provider that it has entered into an agreement of sale. Notwithstanding the foregoing, (x) tendered VRDP Shares, if any, unsold and in respect of which the Remarketing Agent has not entered into an agreement of sale at or after the time of receipt by the Remarketing Agent of a Notice of Revocation may, at the discretion of the Remarketing Agent, be allocated by the Remarketing Agent to such Notice of Revocation and (y) tendered VRDP Shares, if any, that remain unsold on the related Purchase Date will be allocated by the Remarketing Agent to each Notice of

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Revocation received in respect of VRDP Shares tendered for purchase on such Purchase Date and not already satisfied in the chronological order in which each such Notice of Revocation was received by the Tender and Paying Agent, and each such Notice of Revocation will be effective only to the extent of such allocation and availability of unsold VRDP Shares.

(ddd)         Pursuant to the Statement and except as may otherwise be provided in connection with a Special Rate Period, the Fund has agreed in the VRDP Fee Agreement to use its best efforts at all times to engage a Remarketing Agent that is a nationally recognized securities dealer with expertise in remarketing variable-rate securities whose appointment has been consented to in writing by the Liquidity Provider (which consent shall not be unreasonably withheld) to use its best efforts to remarket for all VRDP Shares properly tendered pursuant to a Tender in accordance with Part II of the Statement.

(eee)         In connection with any attempted Remarketing, all tendered VRDP Shares will be remarketed at the Purchase Price of such VRDP Shares. The calculation of the Purchase Price of the VRDP Shares that are remarketed or purchased by the Liquidity Provider will be made by the Remarketing Agent in advance of such Remarketing or purchase and, together with the details of the aggregate number and Purchase Price of remarketed VRDP Shares and the aggregate number and Purchase Price of VRDP Shares to be purchased by the Liquidity Provider pursuant to the Purchase Obligation, will be communicated by the Remarketing Agent to the Fund, the Liquidity Provider and the Tender and Paying Agent by email transmission or facsimile transmission by 2:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date, as described below. The proceeds of the sale of any remarketed VRDP Shares by the Remarketing Agent relating to tendered VRDP Shares will be used by the Tender and Paying Agent for the purchase of the tendered VRDP Shares at the Purchase Price, and the terms of the sale will provide for the wire transfer of such Purchase Price by the Remarketing Agent to be received by the Tender and Paying Agent no later than 11:00 a.m., New York City time, on the related Purchase Date for payment to the Agent Member of the Beneficial Owner, in the case of an Optional Tender, or Holder, in the case of a Mandatory Tender, tendering VRDP Shares for sale through the Securities Depository in immediately available funds against delivery of the tendered VRDP Shares to the Tender and Paying Agent through the Securities Depository, the delivery of such VRDP Shares to the Tender and Paying Agent through the Securities Depository no later than 2:00 p.m., New York City time, on the related Purchase Date, and the re-delivery of such VRDP Shares by means of “FREE” delivery through the Securities Depository to the Remarketing Agent for delivery to the purchaser’s Agent Member through the Securities Depository by 3:00 p.m., New York City time, on the related Purchase Date. With respect to the Remarketing Agent’s responsibilities, but without affecting the Tender and Paying Agent’s role as intermediary, the Remarketing Agent has agreed in the Remarketing Agreement that, if the Remarketing Agent obtains a bid at the Purchase Price for any VRDP Shares being remarketed, which, if accepted, would be binding on the bidder for the consummation of the sale of such VRDP Shares (an “actionable bid”), and the Remarketing Agent elects in its sole discretion to accept such actionable bid, the Remarketing Agent shall (i) purchase the tendered VRDP Shares, as a principal and not as an agent, from the Beneficial Owner or Holder thereof on the Purchase Date at the Purchase Price, (ii) resell such VRDP Shares, as a principal and not as an agent, to the Person making such actionable bid at the Purchase Price, and (iii) record such purchase and resale on its books and records in accordance with the Remarketing Agreement. Any such purchases by the Remarketing Agent from the Beneficial Owner or Holder will be made with the Remarketing Agent’s own funds.

(fff)         By 2:00 p.m., New York City time, on the Business Day immediately preceding each Purchase Date, the Remarketing Agent shall deliver a notice to the Tender and Paying Agent and the Liquidity Provider (a “Remarketing Notice”), by email transmission or facsimile transmission, that sets forth the number of VRDP Shares, if any, that it successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such sold VRDP Shares and the number of VRDP Shares, if any, not successfully remarketed for purchase on such Purchase Date and the aggregate Purchase Price of such unsold VRDP Shares to be paid by the Liquidity Provider. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date, the Tender and Paying Agent shall promptly, and in any event not later than 4:00 p.m., New York City time, on such Business Day, deliver by

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Electronic Means to the Liquidity Provider (with a copy to the Fund) a Preliminary Notice of Purchase that, subject to delivery of the Final Notice of Purchase on the Purchase Date described below, provides for the purchase by the Liquidity Provider of the number of such VRDP Shares that the Remarketing Agent stated in the Remarketing Notice as not having been successfully remarketed, including the aggregate Purchase Price of such VRDP Shares, as calculated by the Remarketing Agent. If the Remarketing Notice states that the Remarketing Agent has not successfully remarketed all of the VRDP Shares to be purchased on such Purchase Date (or if Remarketing proceeds for any tendered VRDP Shares have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date), the Tender and Paying Agent shall deliver by Electronic Means to the Liquidity Provider (with a copy to the Fund) by 12:00 noon, New York City time, on such Purchase Date a Final Notice of Purchase that states the number of VRDP Shares required to be purchased by the Liquidity Provider. For purposes of the Final Notice of Purchase, any tendered VRDP Shares for which Remarketing proceeds have not been received for any reason by the Tender and Paying Agent by 11:00 a.m., New York City time, on the Purchase Date (other than VRDP Shares owned by the Liquidity Provider and tendered for Remarketing) shall be treated as not having been successfully remarketed and shall be required to be purchased by the Liquidity Provider. Except for manifest error, the payment obligation of the Liquidity Provider shall equal the Purchase Price of the VRDP Shares, stated in the Final Notice of Purchase delivered to the Liquidity Provider as being required to be purchased by the Liquidity Provider.

(ggg)         The Liquidity Provider shall, no later than 2:00 p.m., New York City time, on a Purchase Date for any VRDP Shares, wire transfer the aggregate Purchase Price of all VRDP Shares in respect of which Final Notices of Purchase have been delivered to it for purchase on such date, as follows: (i) in the case of a Final Notice of Purchase delivered by the Tender and Paying Agent, by wire transfer, in immediately available funds, to the account of the Tender and Paying Agent specified by the Tender and Paying Agent in any such Final Notice of Purchase; and (ii) in the case of a Final Notice of Purchase delivered by a Beneficial Owner or its Agent Member, in the case of an Optional Tender, or by a Holder, in the case of a Mandatory Tender, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform its obligations under this Agreement and the Liquidity Provider has received a Remarketing Notice that such VRDP Shares have not been the subject of an agreement of sale in a Remarketing and has received written notice from the Fund that there is no Tender and Paying Agent or that the Tender and Paying Agent does not intend to perform its obligations hereunder, by payment against delivery of the VRDP Shares that are the subject of any such Final Notice of Purchase, in each case, through means of the Securities Depository in the case of Global VRDP Shares. The Fund is required pursuant to the Statement, in the event there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not, or in the reasonable judgment by the Fund will not, perform its obligations under the VRDP Purchase Agreement, to (i) upon becoming aware thereof, promptly notify the Liquidity Provider, the Remarketing Agent and Holders by Electronic Means of such event, and (ii) so long as such event is continuing, use its best efforts to direct and request the Remarketing Agent to forward, concurrently with the delivery thereof to the Liquidity Provider or as promptly as practicable thereafter, any Remarketing Notice to each Beneficial Owner or Holder tendering VRDP Shares that are the subject of such notice.

(hhh)         Upon receipt by the Tender and Paying Agent from the Beneficial Owner or its Agent Member, in the case of an Optional Tender, or from the Holder, in the case of a Mandatory Tender, of tendered VRDP Shares and the payment by the Tender and Paying Agent to such Beneficial Owner or its Agent Member, or such Holder, as the case may be, of the Purchase Price therefor on the applicable Purchase Date, the Tender and Paying Agent shall deliver to the Liquidity Provider, by means of “FREE” delivery through the system of the Securities Depository, VRDP Shares in satisfaction of the Liquidity Provider’s Purchase Obligation on such Purchase Date. Any funds paid by the Liquidity Provider and held in the account of the Tender and Paying Agent for the payment of the Purchase Price shall be held in trust for the benefit of the Liquidity Provider until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, and by the tendering Holder, in the case of a Mandatory Tender, or returned to the Liquidity Provider. Any funds paid by the Remarketing Agent and held in an account of the Tender and Paying Agent for the payment of the Purchase Price in connection with a Remarketing shall be

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held in trust for the benefit of the Remarketing Agent on account of purchasers purchasing in a Remarketing until the VRDP Shares are delivered, against payment therefor, by the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or by the tendering Holders, in the case of a Mandatory Tender, or returned to the Remarketing Agent on account of purchasers purchasing in a Remarketing. Upon receipt by the Tender and Paying Agent of VRDP Shares from the tendering Beneficial Owners or their Agent Members, in the case of an Optional Tender, or from the tendering Holders, in the case of a Mandatory Tender, the Tender and Paying Agent shall pay, subject to receipt of the Purchase Price by the Tender and Paying Agent in the form of Remarketing proceeds from the Remarketing Agent, with respect to VRDP Shares successfully remarketed by the Remarketing Agent, or in the form of payment pursuant to the VRDP Purchase Agreement from the Liquidity Provider, with respect to VRDP Shares subject to purchase pursuant to the Purchase Obligation, the Purchase Price for such VRDP Shares to the relevant tendering Beneficial Owners, Agent Members or Holders, as the case may be. In accordance with and subject to the foregoing, the Tender and Paying Agent shall effect any such payment on the applicable Purchase Date.

(iii)         Except as otherwise expressly provided for herein, the purchase and delivery of tendered Global VRDP Shares, the Remarketing or purchase by the Liquidity Provider thereof, and payments with respect to the foregoing will be accomplished in accordance with the applicable procedures of the Securities Depository.

(jjj)         In the event of a Failed Remarketing Condition, of which the Tender and Paying Agent, pursuant to the Tender and Paying Agent Agreement, has received notice by Electronic Means, the Tender and Paying Agent will promptly provide notice of such Failed Remarketing Condition, by Electronic Means, to the Fund and the Holders.

(kkk)         At any time that no Purchase Obligation is in effect (or with respect to a Remarketing of VRDP Shares held by the Liquidity Provider as to which any then-effective Purchase Obligation by a successor liquidity provider is inapplicable), any VRDP Shares unsold in a Remarketing shall be returned to the relevant tendering Beneficial Owners or their Agent Members, or the relevant tendering Holders, as the case may be, by the Tender and Paying Agent. For purposes of the parenthetical in the preceding sentence, the Purchase Obligation of a successor liquidity provider shall be treated as inapplicable to VRDP Shares held by the Liquidity Provider unless and until either the Fund or the Liquidity Provider shall have given the Tender and Paying Agent written notice that such Purchase Obligation is so applicable.

(lll)         VRDP Shares are subject to Mandatory Purchase by the Liquidity Provider upon the occurrence of a Mandatory Purchase Event. Promptly following the occurrence of a Mandatory Purchase Event, and in any event within three (3) Business Days thereafter, the Fund, or the Tender and Paying Agent at the direction of the Fund (provided, that the Tender and Paying Agent may require up to two (2) Business Days prior notification by Electronic Means by the Fund), shall provide a Mandatory Purchase Notice by Electronic Means to the Holders and the Liquidity Provider, specifying a Mandatory Purchase Date for all Outstanding VRDP Shares. The Mandatory Purchase Date shall not be later than seven days following the date a Mandatory Purchase Notice is sent to the Holders by Electronic Means, and in any event shall be not later than the Business Day immediately preceding the termination of this Agreement. Any notice given in respect of a Mandatory Purchase in accordance with the Statement shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive such notice. Upon the occurrence of a Mandatory Purchase Event, all Outstanding VRDP Shares automatically shall be subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred. In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver such VRDP Shares to which a Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be

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delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any moneys held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

(mmm)         The Liquidity Provider shall not have any responsibility for, or incur any liability in respect of, any losses, claims, damages, liabilities or expenses (including reasonable fees and expenses of counsel) (“Losses”) relating to any act by the Tender and Paying Agent, or any failure by it to act or to perform any of its obligations, other than Losses arising out of the bad faith, gross negligence or willful misconduct of the Liquidity Provider.

(nnn)         VRDP Shares purchased by the Liquidity Provider pursuant to this Section 2.02 shall be delivered to the Liquidity Provider or its nominee as specified by the Liquidity Provider.

(ooo)         If there is no Tender and Paying Agent or for any reason the Tender and Paying Agent does not perform any of its foregoing obligations hereunder on behalf of any Beneficial Owner or Holder, such Beneficial Owner or its Agent Member or Holder may perform any such obligations in place of the Tender and Paying Agent (if any) with respect to the VRDP Shares of such Beneficial Owner or Holder and payments shall be made to the account(s) specified by such Beneficial Owner or Holder.

(ppp)         In connection with any Special Rate Period designated pursuant to Section 4 of the Statement, the Fund, without the vote or consent of any Holder of VRDP Shares but with the prior written consent of the Liquidity Provider, in the Notice of Proposed Special Rate Period relating to the VRDP Shares, as delivered to the Remarketing Agent and the Liquidity Provider, may provide for provisions relating solely to such Special Rate Period that differ from those provided in the Statement, including with respect to the Purchase Obligation, optional tender provisions, mandatory tender provisions, mandatory purchase provisions, the dividend rate setting provisions (including as to the Maximum Rate), and, if the dividend may be determined by reference to an index, formula or other method, the manner in which it will be determined, Special Redemption Provisions or other redemption provisions (other than Section 9(b)(i)(A) of the Statement) and modified or new definitions as specified in the Notice of Proposed Special Rate Period for such Special Rate Period; provided that such provisions do not affect the parity ranking of the VRDP Shares relative to any other series of Preferred Shares of the Fund then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Any such Special Rate Period, and establishment of any such provisions applicable during such Special Rate Period, must be preceded by a Mandatory Tender as provided in this Agreement.

SECTION 16.03.         Extension of Scheduled Termination Date.

Under the VRDP Fee Agreement, the Fund shall have the right, exercisable not more than 120 days nor less than 90 days prior to the Scheduled Termination Date and otherwise in accordance with the terms of the VRDP Fee Agreement, to request that the Liquidity Provider extend the term of such Scheduled Termination Date for an additional period, which request may be conditioned upon terms and conditions that are different from the terms and conditions of this Agreement and the VRDP Fee Agreement then in effect. Under the VRDP Fee Agreement, the Fund will acknowledge and agree that the Liquidity Provider may grant or deny any request for extension of the Scheduled Termination Date in its sole and absolute discretion.

SECTION 16.04.         Reduction of Available Commitment.

As of the opening of business on the day following the Liquidity Provider’s receipt of written notice (which the Tender and Paying Agent will provide within two (2) Business Days of receipt of notice from the

15

Fund) of any redemption or other repurchase of VRDP Shares consummated by the Fund, the Available Commitment shall automatically be reduced by the amount applicable to the VRDP Shares so redeemed or otherwise repurchased; and the Available Commitment in respect of such VRDP Shares shall be extinguished and shall not thereafter be revived, except with the prior written consent of the Liquidity Provider. Notwithstanding the foregoing, nothing herein is intended to expand the terms of the Purchase Obligation.

SECTION 16.05.         Claw-Back Provision.

In the event that any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares prior to the occurrence of a Fund Insolvency Event are required to be, and are, paid over to the bankruptcy estate of the Fund pursuant to a final, non-appealable judgment of a court of competent jurisdiction arising out of a Fund Insolvency Event, any Beneficial Owner (or former Beneficial Owner) of VRDP Shares that has paid over to the bankruptcy estate of the Fund pursuant to such judgment any dividends or redemption proceeds previously received from the Fund may demand reimbursement from the Liquidity Provider of any amounts so paid. The Liquidity Provider agrees to make such reimbursement payment within three Business Days of receipt of any such demand for payment made in writing and accompanied by evidence reasonably satisfactory to the Liquidity Provider, of payment made to the bankruptcy estate of the Fund by or on behalf of the demanding party. In connection with any reimbursement payment by the Liquidity Provider, the Beneficial Owner (or former Beneficial Owner) of VRDP Shares shall be deemed to have transferred, assigned and conveyed to the Liquidity Provider the right to receive from the Fund and the bankruptcy estate of the Fund any such dividends or redemption proceeds in exchange for the reimbursement payment by the Liquidity Provider, and the Beneficial Owner (or former Beneficial Owner) shall execute, acknowledge and deliver such further conveyances, assignments and other documents as the Liquidity Provider may reasonably request and are reasonably necessary in order to effectuate such assignment. The provisions of this Section 2.05 shall survive any expiration or termination of this Agreement, in respect of any dividends or redemption proceeds paid by the Fund on Outstanding VRDP Shares during the term of this Agreement, and shall be in addition to any other obligation of the Liquidity Provider under this Agreement.

ARTICLE XVII

REPRESENTATIONS AND WARRANTIES OF THE TENDER AND PAYING AGENT

The representations and warranties set out in this Article III are given hereunder by the Tender and Paying Agent on the Effective Date only and are not repeated on any subsequent date.

SECTION 17.01.         Existence; Binding Effect.

The Tender and Paying Agent represents and warrants to the Liquidity Provider that (i) the Tender and Paying Agent is duly organized and is validly existing as a banking corporation under the laws of the State of New York, (ii) it has the corporate power to enter into and perform its obligations under this Agreement and each Related Document to which it is a party and (iii) this Agreement constitutes the legal, valid and binding obligation of the Tender and Paying Agent except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws related to or affecting the rights of creditors generally from time to time in effect and by general principles of equity.

ARTICLE XVIII

REPRESENTATIONS AND WARRANTIES OF THE LIQUIDITY PROVIDER

The representations and warranties set out in this Article IV are given hereunder by the Liquidity Provider on and as of the Effective Date only and are not repeated on any subsequent date.

SECTION 18.01.         Existence.

The Liquidity Provider has been duly organized and is a validly existing [●]. The Liquidity Provider has all requisite power and authority to execute and deliver, and to perform its obligations under, this Agreement, including, without limitation, the Purchase Obligation.

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SECTION 18.02.         Authorization; Contravention.

The execution, delivery and performance by the Liquidity Provider of this Agreement, including, without limitation, the Purchase Obligation, are within the Liquidity Provider’s powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or contravene, or constitute a default under, any provision of applicable law, charter, ordinance or regulation or of any material agreement, judgment, injunction, order, decree or other instrument binding upon the Liquidity Provider or result in the creation or imposition of any lien or encumbrance on any asset of the Liquidity Provider.

SECTION 18.03.         Binding Effect.

This Agreement, including, without limitation, the Purchase Obligation, constitutes a valid and binding agreement of the Liquidity Provider, enforceable in accordance with its terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability, it being understood that the enforceability of indemnification provisions may be subject to limitations imposed under applicable securities laws.

SECTION 18.04.         Financial Information.

The consolidated income statements and the related consolidated balance sheets, consolidated cash flow statements and consolidated statements of comprehensive income and consolidated statements of changes in equity, and the auditor’s report with respect thereto, copies of which have heretofore been furnished to the Fund, present fairly, in all material respects, the financial position of the Liquidity Provider and its subsidiaries at December 31, 2015, 2014 and 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board. The audits of these statements were conducted in accordance with the standards of the International Accounting Standards Board. Since the date of such financial statements, no transaction or event has occurred and no change has occurred in the condition (financial or otherwise) or operations of the Liquidity Provider that would materially and adversely affect its ability to perform its obligations under this Agreement, including, without limitation, the Purchase Obligation.

SECTION 18.05.         Litigation.

Except as disclosed in the Information Memorandum or in a schedule delivered to the Fund prior to the Effective Date, no action, suit, proceeding or investigation is pending or (to the best knowledge of the Liquidity Provider) overtly threatened in writing against the Liquidity Provider in any court or before any governmental authority in any way contesting or that, if decided adversely, would affect the validity of this Agreement, including, without limitation, the Purchase Obligation.

SECTION 18.06.         Consents.

All consents, licenses, approvals, validations and authorizations of, and registrations, validations or declarations by or with, any court or any regulatory, supervisory or governmental agency, bureau or agency required to be obtained in connection with the performance by the Liquidity Provider under this Agreement or the execution and delivery by, or the validity or enforceability against, the Liquidity Provider of, this Agreement and the VRDP Fee Agreement have been obtained and are in full force and effect.

SECTION 18.07.         Ranking.

The obligations of the Liquidity Provider hereunder rank pari passu with all other senior unsecured obligations of the Liquidity Provider (other than any such obligations preferred by statute or by operation of law).

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ARTICLE XIX

DUTIES OF THE TENDER AND PAYING AGENT

SECTION 19.01.         Duties and Responsibilities.

(qqq)         The Tender and Paying Agent is acting solely as agent for the Fund hereunder and owes no duties, fiduciary or otherwise, to any other Person by reason of this Agreement, other than to the Liquidity Provider as and to the extent expressly provided for herein.

(rrr)         The Tender and Paying Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read into this Agreement against the Tender and Paying Agent.

(sss)         In the absence of gross negligence (and, with respect to the handling of funds, in the absence of negligence), willful misconduct or bad faith on its part, the Tender and Paying Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Agreement. The Tender and Paying Agent shall not be liable for any error of judgment made in good faith unless and to the extent resulting from its own gross negligence (and, with respect to the handling of funds, its own negligence).

SECTION 19.02.         Rights of the Tender and Paying Agent.

(ttt)         The Tender and Paying Agent shall not incur liability for following the instructions herein contained or expressly provided for, or written instructions authorized hereby. The Tender and Paying Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, share certificate or other instrument, paper or document, in the absence of gross negligence, believed by it to be genuine. The Tender and Paying Agent shall not be liable for acting upon any telephone communication authorized hereby which the Tender and Paying Agent believes in the absence of gross negligence to have been given by the Fund, a Holder, a Beneficial Owner, an Agent Member, the Liquidity Provider or the Remarketing Agent. The Tender and Paying Agent may record telephone communications with the Fund, the Liquidity Provider and the Remarketing Agent in connection with its duties hereunder.

(uuu)         The Tender and Paying Agent may consult with counsel of its choice and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(vvv)         The Tender and Paying Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

(www)         The Tender and Paying Agent may perform its duties and its rights hereunder either directly or by or through agents or attorneys.

(xxx)         Anything in this Agreement to the contrary notwithstanding, in no event shall the Tender and Paying Agent be liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Tender and Paying Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

(yyy)         The Tender and Paying Agent shall not be obligated to take any legal action hereunder that might, in its judgment, involve any expenses or liability, unless it has been furnished with indemnity reasonably satisfactory to it.

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(zzz)         The Tender and Paying Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; interruptions; loss or malfunction of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action. The Tender and Paying Agent shall use commercially reasonable efforts to commence performance of its obligations during any of the foregoing circumstances.

(aaaa)         The Tender and Paying Agent makes no representation as to, and shall have no liability with respect to, the correctness of the recitals in, or the validity (with respect to parties other than the Tender and Paying Agent), accuracy or adequacy of this Agreement (including any schedules hereto), any VRDP Shares, the Statement, any offering material used in connection with the offer and sale of any VRDP Shares or any other agreement or instrument executed in connection with the transactions contemplated herein or in any thereof.

(bbbb)         The permissive right of the Tender and Paying Agent under this Agreement to take or omit to take any action shall not be construed as a duty.

(cccc)         The Tender and Paying Agent may request that the Liquidity Provider deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which certificate may be signed by any person authorized to sign such a certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(dddd)         Unless otherwise mutually agreed between the Liquidity Provider and the Tender and Paying Agent, the Tender and Paying Agent shall have no duty to invest any funds deposited with it at any time pursuant to this Agreement and shall be under no duty or obligation to pay any interest or earnings on or with respect to amounts held or deposited hereunder. In the event the Liquidity Provider and the Tender and Paying Agent shall otherwise agree, any interest or earnings on or with respect to any amount held or deposited hereunder shall be remitted to the Fund in accordance with such agreement. The Tender and Paying Agent shall be under no duty or obligation to collateralize or pledge any security therefor, or to segregate any amounts hereunder except as may be required by law; provided, however, that the Tender and Paying Agent shall hold any Purchase Price received from the Liquidity Provider in a separate account in trust for the benefit of the Liquidity Provider pending delivery of such Purchase Price to a Holder or Beneficial Owner or its Agent Member in payment of any VRDP Shares that are the subject of a Tender or Mandatory Purchase.

(eeee)         The Tender and Paying Agent, in its individual or any other capacity, may become the owner or pledgee of VRDP Shares with the same rights it would have if it were not Tender and Paying Agent.

(ffff)         Nothing contained herein shall be construed to require the Tender and Paying Agent to advance its own funds to any Holder if sufficient funds have not been deposited with the Tender and Paying Agent by the Fund for the purpose of making payments hereunder.

(gggg)         The Tender and Paying Agent shall have no duty to examine and shall not be charged with knowledge of the contents of any report, information or document delivered to it hereunder. The Tender and Paying Agent shall have no duty to determine the occurrence or continuance of any event or events that constitute a Liquidity Provider Ratings Event, Mandatory Tender Event, Mandatory Purchase Event or Failed Remarketing Condition or to determine whether any agreement satisfies the requirements of an Alternate VRDP Purchase Agreement.

(hhhh)         The Tender and Paying Agent has no obligation under the terms of this Agreement or otherwise to enforce any rights or exercise any remedies that may be available to any Holder or Beneficial Owner or other Person that arise out of or relate to this Agreement or otherwise.

19

SECTION 19.03.         Tender and Paying Agent’s Disclaimer.

The Tender and Paying Agent makes no representation as to the validity (except with respect to itself) or adequacy of this Agreement or any VRDP Shares issued or to be issued.

SECTION 19.04.         Concerning the Securities Depository.

(iiii)         Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or obligation to any Beneficial Owner of an interest in a Global VRDP Share, an Agent Member or other Person with respect to the accuracy of the records of the Securities Depository or its nominee or of any Agent Member, with respect to any ownership interest in the Global VRDP Shares or with respect to the delivery to any Agent Member, Beneficial Owner or other Person (other than the Securities Depository to the extent provided in the Related Documents) of any notice (including any Notice of Redemption) or any amount paid, under or with respect to the VRDP Shares. All notices and communications to be given to the Holders and all payments to be made to Holders under this Agreement or the Related Documents shall be given or made only to or upon the order of the registered holders (which shall be the Securities Depository or its nominee in the case of Global VRDP Shares). The rights of Beneficial Owners in the Global VRDP Shares shall be exercised only through the Securities Depository subject to the applicable procedures of the Securities Depository. The Liquidity Provider and the Tender and Paying Agent shall be entitled to rely and shall be fully protected in acting upon information furnished by the Securities Depository with respect to its members, participants and any beneficial owners. The Fund and the Tender and Paying Agent shall be entitled to deal with the Securities Depository, and any nominee thereof that is the registered holder of any Global VRDP Shares for all purposes of this Agreement and the Related Documents relating to such Global VRDP Shares (including the payment of dividends, redemption price, if any, and additional amounts, if any, and the giving of instructions or directions by or to the owner or holder of a beneficial ownership interest in such Global VRDP Shares), as the sole holder of such Global VRDP Shares and shall have no obligations to the Beneficial Owners thereof. Neither the Liquidity Provider nor the Tender and Paying Agent shall have any responsibility or liability for any acts or omissions of the Securities Depository with respect to such Global VRDP Shares, for the records of the Securities Depository, including records in respect of beneficial ownership interests in respect of any such Global VRDP Shares, for any transactions between the Securities Depository and any Agent Member or between or among the Securities Depository, any such Agent Member and/or any holder or owner of a beneficial interest in such Global VRDP Shares, or for any transfers of beneficial interests in any such Global VRDP Shares.

(jjjj)         The Tender and Paying Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Related Documents or this Agreement or under applicable law with respect to any transfer of any interest in any VRDP Share (including any transfers between or among Agent Members or Beneficial Owners of interests in any Global VRDP Shares), other than to require delivery of such certificates, other documentation or evidence, if any, as are expressly required by, and to do so if and when expressly required by the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE XX

COVENANTS OF THE LIQUIDITY PROVIDER

The Liquidity Provider agrees that, so long as there is any Available Commitment hereunder or any amount payable hereunder or the Liquidity Provider owns any VRDP Shares purchased pursuant to the Purchase Obligation (provided, for the avoidance of doubt, that the waiver in Section 6.02 shall survive the termination of this Agreement as provided in such Section):

SECTION 20.01.         Fund Insolvency Event.

The Liquidity Provider agrees to perform all of its obligations hereunder, including the obligation to purchase the VRDP Shares in accordance with Article II herein, notwithstanding a Fund Insolvency Event.

20

SECTION 20.02.         Waiver.

In the event of a termination of this Agreement as a result of a Termination Event, the Liquidity Provider waives its right with respect to the exercise of the Purchase Obligation provided by any subsequent Liquidity Provider in an Alternate VRDP Purchase Agreement in respect of any Purchased VRDP Shares, but not, for the avoidance of doubt, any right of any Holders or Beneficial Owners of any such Purchased VRDP Shares, subsequent to the sale of such Purchased VRDP Shares by the Liquidity Provider in a successful Remarketing or otherwise, to exercise such Purchase Obligation provided by any subsequent Liquidity Provider in accordance with the terms of such Alternate VRDP Purchase Agreement.

SECTION 20.03.         Notice of Extraordinary Corporate Event.

To the extent permitted under applicable confidentiality restrictions, the Liquidity Provider shall provide (a) written notice of an Extraordinary Corporate Event and (b) the written notice referred to in clause (y) in the definition of an Extraordinary Corporate Event, to the Fund at least 10 days prior to the scheduled date of the occurrence of an Extraordinary Corporate Event or 10 days prior to the scheduled date of the applicable listed occurrence in clause (i) of such definition, respectively.

SECTION 20.04.         Additional Information.

If at any time the Liquidity Provider is not subject to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A, the Liquidity Provider shall furnish, or cause to be furnished, to Holders and Beneficial Owners of VRDP Shares and prospective purchasers of VRDP Shares, upon request, information with respect to the Liquidity Provider satisfying the requirements of subsection (d)(4) of Rule 144A.

ARTICLE XXI

MISCELLANEOUS

SECTION 21.01.         Replacement of the Tender and Paying Agent.

Any resignation or removal of the Tender and Paying Agent shall be effective only upon a replacement Tender and Paying Agent entering into a replacement of this Agreement with the Liquidity Provider.

SECTION 21.02.         Notices.

All notices, requests and other communications to the Liquidity Provider shall be in writing (including by telecopy, electronic mail or similar writing), except in the case of notices and other communications permitted to be given by telephone, and shall be given to such party at its address or telecopy number or email address set forth below or to such other Person and/or such other address or telecopy number or email address as such party may hereafter specify for the purpose by notice to the other party. All notices, requests, demands and communications to be delivered to the Tender and Paying Agent shall be sent by Electronic Means to the attention of the Tender and Paying Agent at the office of the Tender and Paying Agent as set forth below or to such other Persons and/or such other addresses, telecopy numbers or email addresses as such party may hereafter specify for the purpose of notice to the other party. Each such notice, request or other communication shall be effective (i) if given by mail, upon receipt, or (ii) if given by any other means, when delivered at the address specified in this Section. The notice address for each party is specified below:

(a)	if to the Liquidity Provider:

[ADDRESS]

Wire Instructions:

[WIRE INSTRUCTIONS]

21

(b)	if to the Tender and Paying Agent:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Mike Diep

Vice President

Tel: (212) 815-2834

Fax: (212) 815-2830

Email: mike.diep@bnymellon.com

Wire Instructions:

The Bank of New York Mellon

New York New York

ABA# 021000018

For Further Credit to Account # [●]

Ref: mm/dd/yy and Event (e.g.: Purchase Date or Mandatory Tender)

Attn: Mike Diep, Tel: (212) 815-2834

Any payments required to be made by either party to the other, or any VRDP Shares required to be delivered by the Tender and Paying Agent to the Liquidity Provider, unless otherwise provided in a Related Document, shall be made in immediately available funds or delivered, by wire transfer, to the account of the applicable party listed under “Wire Instructions.”

SECTION 21.03.         No Waivers.

(kkkk)         The rights of the Liquidity Provider hereunder are separate from and in addition to any rights that the Liquidity Provider, as a holder of any VRDP Share, may have under the terms of such VRDP Share or any other Related Document or otherwise.

(llll)            No failure or delay by the Liquidity Provider in exercising any right, power or privilege hereunder or under any other Related Document shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No failure or delay by the Liquidity Provider in exercising any right, power or privilege under or in respect of the VRDP Shares or any other Related Document shall affect the rights, powers or privileges of the Liquidity Provider hereunder or thereunder or shall operate as a limitation or waiver thereof. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

SECTION 21.04.         Amendments and Waivers.

Any provision of this Agreement may be amended or waived with the consent of the Fund if, but only if, such amendment or waiver is in writing and is signed by the Tender and Paying Agent and the Liquidity Provider; provided, that no amendment or waiver that affects any preference, right or power of the VRDP Shares or the Holders or Beneficial Owners thereof shall be made except as permitted under the Declaration and the Statement, and agreed to by the Fund. The terms of Section 7.10 relating to the third-party beneficiary rights of Holders and Beneficial Owners may be amended only with the prior written consent of Holders of 100% of the Outstanding VRDP Shares.

22

SECTION 21.05.         Successors and Assigns.

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other party and the Fund, except pursuant to the proviso to the definition of “Extraordinary Corporate Event.” Any such assignment or other transfer without such prior written consent shall be void. The obligations of the Liquidity Provider to purchase VRDP Shares pursuant to this Agreement shall run to the benefit of those beneficiaries identified in Section 7.10 and the Purchase Obligation evidenced hereby shall not be transferable except in connection with a transfer of VRDP Shares or any beneficial interest therein, whereupon the Purchase Obligation shall automatically run to the benefit of the transferee.

SECTION 21.06.         Term of this Agreement.

(mmmm)         Subject to subsections (b) and (c) below, this Agreement shall terminate on the later of (i) the earlier of (x) the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) and (y) the reduction of the Available Commitment of the Liquidity Provider to zero; and (ii) the date of payment of all sums payable by the Liquidity Provider pursuant to this Agreement.

(nnnn)             Notwithstanding the foregoing, (i) the Tender and Paying Agent, acting upon instructions of the Fund, may terminate this Agreement prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) in accordance with this Section 7.06(b) as of the Liquidity Provider Ratings Event Termination Date specified by notice in writing to the Liquidity Provider following the occurrence of a Liquidity Provider Ratings Event or, if earlier, the date following such Liquidity Provider Ratings Event on which the Fund will obtain and deliver to the Tender and Paying Agent (with a copy to the Liquidity Provider) an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the date on which such Alternate VRDP Purchase Agreement is delivered, and (ii) this Agreement shall terminate prior to the Scheduled Termination Date (as such date may be extended in accordance with Section 2.03 hereof) as of a Related Party Termination Date upon the occurrence of a Related Party Termination Event or as of an Optional Early Termination Date upon the occurrence of an Optional Early Replacement Event.

(oooo)             No expiration or termination of this Agreement shall be effective, so long as VRDP Shares are Outstanding, until the completion of a Mandatory Purchase in respect thereof, if then required under the Statement, including the purchase by the Liquidity Provider pursuant to this Agreement of any VRDP Shares required to be purchased by it as a result of such expiration or termination.

SECTION 21.07.         New York Law.

This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of the laws of another jurisdiction.

THE PARTIES HERETO HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATED TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY.

SECTION 21.08.         Waiver of Jury Trial.

Each of the Tender and Paying Agent, the Liquidity Provider and each third party beneficiary of this Agreement hereby waives trial by jury in any action, proceeding or counterclaim brought by any of the parties hereto or such third party beneficiaries hereof against a party hereto or a beneficiary hereof on any matters whatsoever arising out of or in any way connected with this Agreement.

23

SECTION 21.09.         Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 21.10.         Beneficiaries.

This Agreement is not intended and shall not be construed to confer upon any Person other than the parties hereto and their successors and permitted assigns any rights or remedies hereunder, except that the agreement of the Liquidity Provider to purchase VRDP Shares in accordance with the terms and conditions of this Agreement is made for the benefit of the Holders and Beneficial Owners from time to time of the VRDP Shares and shall be directly enforceable by the Holders or Beneficial Owners against the Liquidity Provider.

SECTION 21.11.         Entire Agreement.

This Agreement shall constitute the entire agreement and understanding between the parties hereto with respect to the matters set forth herein and shall supersede any and all prior agreements and understandings relating to the subject matter hereof.

SECTION 21.12.         Regulatory Matters.

Each party hereto acknowledges and agrees that it shall not be a condition precedent to the Purchase Obligation that any seller of VRDP Shares demonstrate or account for any loss.

SECTION 21.13.         Sovereign Immunity.

THE LIQUIDITY PROVIDER IRREVOCABLY WAIVES ANY IMMUNITY TO JURISDICTION TO WHICH IT MAY OTHERWISE BE ENTITLED (INCLUDING SOVEREIGN IMMUNITY, IMMUNITY TO PRE-JUDGMENT ATTACHMENT, POST-JUDGMENT ATTACHMENT AND EXECUTION) IN ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST IT ARISING OUT OF OR BASED ON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY THAT IS INSTITUTED IN ANY FEDERAL OR NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK OR IN ANY COMPETENT COURT IN [●]. THE LIQUIDITY PROVIDER EXPRESSLY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN RESPECT OF ANY SUCH ACTION, AND WAIVES ANY OTHER REQUIREMENTS OF OR OBJECTIONS TO PERSONAL JURISDICTION WITH RESPECT THERETO.

SECTION 21.14.         Severability.

If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

SECTION 21.15.         Articles and Section Headings.

The Articles and Section headings and the Table of Contents herein are for convenience of reference only, and shall not affect the construction, or limit or otherwise affect the meaning, hereof.

SECTION 21.16.         Nonpetition Covenant—Liquidity Provider.

Notwithstanding any prior termination of this Agreement, [●], solely in its capacity as Liquidity Provider, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke the process of any court or government authority for the purpose of commencing a case against

24

the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Liquidity Provider from taking any action prior to the expiration of the aforementioned one year and one day period in (x) any case or proceeding voluntarily filed or commenced by the Fund, (y) any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Liquidity Provider, or (z) with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 21.17.         Nonpetition Covenant—Tender and Paying Agent.

Notwithstanding any prior termination of this Agreement, The Bank of New York Mellon, solely in its capacity as Tender and Paying Agent, hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the redemption and the payment in full of the VRDP Shares and all accumulated dividends thereon, petition or otherwise invoke process of any court or government authority for the purpose of commencing a case against, the Fund under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Fund or any substantial part of the property of the Fund; provided, however, that nothing in this provision shall preclude, or be deemed to stop, the Tender and Paying Agent from taking any action prior to the expiration of the aforementioned one year and one day period (x) in any case or proceeding voluntarily filed or commenced by the Fund, (y) in any involuntary insolvency proceeding filed or commenced against the Fund by a Person other than the Tender and Paying Agent, or (z)  with respect to its rights or preferences as a Beneficial Owner or Holder of VRDP Shares.

SECTION 21.18.         Appointment of Agent.

The Liquidity Provider hereby designates [●], at [ADDRESS], as its authorized agent (the “Authorized Agent”) upon which process may be served in any action based on this Agreement which may be instituted in any state or federal court in The City and State of New York and expressly accepts the jurisdiction of any such court in respect of such action. Such designation shall be irrevocable. The Liquidity Provider represents and warrants that it will cause [●] to act as said agent for service of process, and the Liquidity Provider agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such designation in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Liquidity Provider (mailed or delivered to the Liquidity Provider at its respective address as aforesaid) shall be deemed, in every respect, effective service of process upon the Liquidity Provider. Notwithstanding the foregoing, any action based on this Agreement may be instituted in any competent court in [●].

[Signature page follows]

25

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

THE BANK OF NEW YORK MELLON,
as Tender and Paying Agent

By:
Name:
Title:

[●]

By:
Name:
Title:

Signature Page to Purchase Agreement (NAD – Series 3)

SCHEDULE I

Description of VRDP Shares:	1,277 Nuveen Enhanced Quality Municipal Income Fund Series 3 Variable Rate Demand Preferred Shares (VRDP), or such other number of shares of such Series as may be Outstanding from time to time

Initial Remarketing Agent:	[●]

I-1

To be completed by Tender and Paying Agent only – Check applicable box: ☐ This is a Preliminary Notice of Purchase ☐ This is a Final Notice of Purchase	EXHIBIT A

NOTICE OF PURCHASE – SERIES 3

[Date]

[ADDRESS]

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

Re:	Nuveen Enhanced Quality Municipal Income Fund Series 3 Variable Rate Demand Preferred Shares (“VRDP Shares”)

Dear Ladies and Gentlemen:

Reference is made to the Variable Rate Demand Preferred Shares (VRDP) Purchase Agreement dated as of [●] (as heretofore amended, modified or supplemented, the “Agreement”) between THE BANK OF NEW YORK MELLON, as the Tender and Paying Agent, and [●], as the Liquidity Provider. Capitalized terms used herein shall have the meanings given to them in or by reference to the Agreement.

Pursuant to Section 2.01(b) of the Agreement, the undersigned [Tender and Paying Agent] [Beneficial Owner] [Agent Member of a Beneficial Owner] [Holder] hereby notifies you of [number] Series 3 VRDP Shares (CUSIP [●]) to be purchased by you on [●] (the “Purchase Date”) pursuant to Section 2.02 of the Agreement. The aggregate Purchase Price of such VRDP Shares is                  dollars ($                ). Of such aggregate Purchase Price,                  dollars ($                ) comprises the aggregate liquidation preference of such VRDP Shares and                  dollars ($                ) comprises accumulated but unpaid dividends on such VRDP Shares to and including the Purchase Date.

Ex. A-1

The Purchase Price should be provided in immediately available funds to:

[Insert Appropriate Wire Instructions for the Tender and Paying Agent]

[If there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations:]

[Insert Appropriate Wire Instructions]

Very truly yours,

THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

By:

Name:
Title:

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of a Beneficial Owner:

By:

Name:
Title:

[Address of Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

In the case of an Agent Member of a Beneficial Owner:

By:

Name:
Title:

[Address of Agent Member of a Beneficial Owner]

[To be executed only if there is no Tender and Paying Agent or the Tender and Paying Agent does not perform its obligations]

Ex. A-2

In the case of a Holder:

By:

Name:
Title:

[Address of Holder]

Ex. A-3

EXHIBIT B

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND (THE “FUND”)

SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

CUSIP NO. [●]*

MANDATORY PURCHASE NOTICE – SERIES 3

[Date]

In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the Fund hereby notifies Holders and the Liquidity Provider of the Mandatory Purchase of the Outstanding VRDP Shares for purchase by the Liquidity Provider on the Mandatory Purchase Date specified below due to the occurrence of the following Mandatory Purchase Event:

The termination of the VRDP Purchase Agreement currently in effect prior to or on the Scheduled Termination Date thereof where:

(i) at least 15 days prior to any such termination, (a) the Liquidity Provider has not agreed to an extension or further extension of the Scheduled Termination Date to a date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect, and (b) the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Scheduled Termination Date of the VRDP Purchase Agreement currently in effect; or

(ii) by the fifteenth day prior to a Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, the Fund has not obtained and delivered to the Tender and Paying Agent an Alternate VRDP Purchase Agreement with a termination date not earlier than 180 days from the Liquidity Provider Ratings Event Termination Date or Related Party Termination Date, as the case may be, of the VRDP Purchase Agreement currently in effect.

The Mandatory Purchase Date for purchase of all Outstanding VRDP Shares by the Liquidity Provider will be                     , 20      .

All Outstanding VRDP Shares will be automatically subject to Mandatory Purchase by the Liquidity Provider at the Purchase Price on the Mandatory Purchase Date, including any VRDP Shares tendered pursuant to an Optional Tender or Mandatory Tender for which the Purchase Date has not yet occurred.

In the event that VRDP Shares are issued in certificated form outside the book-entry system of the Securities Depository and a Holder fails to deliver any VRDP Shares to which the Mandatory Purchase relates, on or prior to the Mandatory Purchase Date, the Holder and Beneficial Owner(s) of such VRDP Shares will not be entitled to any payment (including any accumulated but unpaid dividends thereon, whether or not earned or declared) other than the Purchase Price of such undelivered VRDP Shares as of the scheduled Purchase Date. Any such undelivered VRDP Shares will be deemed to be delivered to the Tender and Paying Agent, and the Tender and Paying Agent will place stop-transfer orders against the undelivered VRDP Shares. Any monies held by the Tender and Paying Agent for the purchase of undelivered VRDP Shares shall be held in a separate account, shall not be invested, and shall be held for the exclusive benefit of the Holder of such undelivered

*  NOTE: Neither the Fund nor the Tender and Paying Agent shall be responsible for the selection or use of the CUSIP Numbers selected, nor is any representation made as to its correctness indicated in any notice or as printed on any VRDP Share certificate. It is included solely as a convenience to VRDP Shareholders.

Ex. B-1

VRDP Shares. The undelivered VRDP Shares shall be deemed to be no longer Outstanding (except as to entitlement to payment of the Purchase Price), and the Fund will issue to the purchaser replacement VRDP Share certificates in lieu of such undelivered VRDP Shares.

The Final Notice of Purchase to the Liquidity Provider will automatically be deemed given upon the delivery of this Mandatory Purchase Notice to the Liquidity Provider as provided in the VRDP Purchase Agreement.

The Mandatory Purchase Notice shall be conclusively presumed to have been duly given, whether or not the Holders or Beneficial Owners receive this notice.

Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Ex. B-2

EXHIBIT C

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND (THE “FUND”)

SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF TENDER – SERIES 3

Note: The substance of this notice must be given by the Beneficial Owner or its Agent Member to The Bank of New York Mellon, as Tender and Paying Agent (the “Tender and Paying Agent”), appointed under the Tender and Paying Agent Agreement, dated as of [●], between Nuveen Enhanced Quality Municipal Income Fund and the Tender and Paying Agent, in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission) at or prior to 2:00 p.m., New York City time, on any Business Day. Any Notice of Tender delivered after 2:00 p.m., New York City time, will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day and the Purchase Date specified in this Notice of Tender will be adjusted such that the Purchase Date shall be the next succeeding Business Day following the Purchase Date specified in this Notice of Tender. The determination of the Tender and Paying Agent as to whether a Notice of Tender has been properly delivered shall be conclusive and binding upon the Beneficial Owner and its Agent Member.

TO: THE BANK OF NEW YORK MELLON, as Tender and Paying Agent

1.         In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares (“VRDP”) effective [●] (the “Statement”), the undersigned,                                 , [Beneficial Owner] [Agent Member of the Beneficial Owner] of the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be
Purchased[3]
3	[●]

hereby notifies you of the election by the Beneficial Owner of the referenced VRDP Shares to tender such VRDP Shares for purchase in the amount of the Purchase Price in respect of the number of VRDP Shares set forth above on the Purchase Date specified below, which is a Business Day and a date on which such VRDP Shares are subject to Optional Tender for purchase pursuant to a notice given on the date hereof. Such Purchase Date shall be on any day not less than seven days (or, if such day is not a Business Day, on the next succeeding Business Day) after delivery of this Notice of Tender.

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of the Beneficial Owner is:

3 VRDP Shares may be tendered only in denominations of $100,000 and integral multiples thereof.

Ex. C-1

Name of Agent Member:

DTC Participant No. of Agent Member:

Name of Beneficial Owner:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

The Beneficial Owner or its Agent Member acknowledges and agrees that the Person or Persons to whom or to whose order the Purchase Price of the tendered VRDP Shares is to be paid is/are the same as identified above.

2.         The undersigned acknowledges the obligation of the tendering Beneficial Owner to deliver the VRDP Shares that are the subject of this Notice of Tender (that has not been duly revoked in accordance with the procedures referenced in Item 5 below) on or before 2:00 p.m., New York City time on the Purchase Date, and, in accordance with such obligation, the undersigned hereby undertakes to deliver or to cause to be delivered the VRDP Shares being sold [directly] or [through an Agent Member] to the Tender and Paying Agent, through the “funds against delivery” procedures of the Securities Depository, no later than 2:00 p.m., New York City time, on the Purchase Date. The undersigned hereby also assigns and transfers and directs the Securities Depository or its nominee or the Tender and Paying Agent to transfer the tendered VRDP Shares to the purchaser in accordance with the procedures described in Part II of the Statement, and otherwise according to the Securities Depository’s procedures, in exchange for the payment of the Purchase Price thereof on the Purchase Date.

3.         The undersigned confirms its agreement that it hereby transfers to the purchaser of the VRDP Shares tendered pursuant to this Notice of Tender the right to receive from the Fund any dividends declared and unpaid for each day prior to the purchaser becoming the Beneficial Owner of the VRDP Shares in exchange for payment of the Purchase Price for such VRDP Share by the purchaser.

4.         The undersigned hereby represents and warrants for the benefit of the Tender and Paying Agent, the Remarketing Agent, the Liquidity Provider and the Fund that the undersigned has full power and authority to tender, exchange, assign and transfer the VRDP Shares to be tendered hereby, and that the transferee will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are tendered.

5.         The undersigned acknowledges that this Notice of Tender is irrevocable and effective upon the receipt by the Tender and Paying Agent, except that a Notice of Revocation to tender any or all of the VRDP Shares specified in this Notice of Tender may be delivered by email transmission (or, if email transmission shall be unavailable, by facsimile transmission) to the Tender and Paying Agent, not later than 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date; provided, that the revocation will be effective only to the extent set forth in the Statement.

Ex. C-2

6.         Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:

Name:
Title:

[OR]

Print name of Agent Member

By:

Name:
Title:

Ex. C-3

SCHEDULE 1

NOTICE OF TENDER DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Tender must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 2:00 p.m., New York City time, on any Business Day. If this Notice of Tender is delivered after 2:00 p.m., New York City time, it will be deemed to have been received by the Tender and Paying Agent on the next succeeding Business Day, and the Purchase Date will be adjusted such that the Purchase Date will be the Business Day next succeeding the date specified as the Purchase Date in this Notice of Tender:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

This Notice of Tender shall not be deemed to be delivered unless and until the Tender and Paying Agent actually receives it by the above-described means.

Ex. C-4

EXHIBIT D

NUVEEN ENHANCED QUALITY MUNICIPAL INCOME FUND (THE “FUND”) SERIES 3 VARIABLE RATE DEMAND PREFERRED SHARES (“VRDP SHARES”)

NOTICE OF REVOCATION – SERIES 3

Note:

The substance of this notice must be given to The Bank of New York Mellon (the “Tender and Paying Agent”), in the manner provided in Schedule 1 hereto by email transmission (or if email transmission shall be unavailable, by facsimile transmission), at or prior to 10:00 a.m., New York City time, on or prior to the Business Day immediately preceding the Purchase Date.

1.         In accordance with the Fund’s Statement Establishing and Fixing the Rights and Preferences of Series 3 Variable Rate Demand Preferred Shares effective [●] (the “Statement”), the undersigned [Beneficial Owner] or [Agent Member of the Beneficial Owner] delivered to the Tender and Paying Agent on                            ,              a Notice of Tender (the “Notice of Tender”) in connection with an Optional Tender relating to the following VRDP Shares:

VRDP Shares Series	CUSIP Number	Number of VRDP Shares to be
Purchased
3	[●]

and specifying the following additional information applicable to such Optional Tender and Notice of Tender:

Purchase Date:

The name and DTC Participant No. of the Agent Member tendering on behalf of itself or the Beneficial Owner is:

Name of Agent Member

DTC Participant No. of Agent Member:

Beneficial Owner’s account number:

The person to contact at the Beneficial Owner or its Agent Member and the related contact information are as follows:

Name:

Telephone No:

Email address:

2.         The undersigned,                             , [Beneficial Owner] [Agent Member of the Beneficial Owner] hereby requests revocation of the following number of VRDP Shares that were the subject of the Notice of Tender:

VRDP Shares	CUSIP Number	Number of VRDP Shares hereby requested to be
Series		Revoked*
3	[●]

3.         The undersigned hereby acknowledges that this Notice of Revocation shall only be effective as a revocation of the Optional Tender of such number of VRDP Shares that are the subject of the Notice of Tender if all of the following conditions are met:

(i) the Remarketing Agent has not entered into an agreement to sell such VRDP Shares; and

(ii) this Notice of Revocation is received by the Tender and Paying Agent by email transmission (or if email transmission shall be unavailable, by facsimile transmission) not later than 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date.

4.         The undersigned hereby acknowledges that this Notice of Revocation is irrevocable.

5.         The undersigned acknowledges that this Notice of Revocation shall be effective to revoke the number of VRDP Shares requested to be revoked hereby only if and to the extent that the Remarketing Agent has so determined the effectiveness of such revocation with respect to such number of VRDP Shares (as evidenced by the Remarketing Agent below) and, to the extent not so effective, the Beneficial Owner (or its Agent Member on its behalf) continues to be obligated to tender such VRDP Shares for purchase for Optional Tender pursuant to and in accordance with the terms and conditions of the Notice of Tender.

6.         Terms used herein and not otherwise defined shall have the meanings given to such terms in the Statement.

Dated:

[Complete applicable signature block below.]

Print name of Beneficial Owner

By:

Name:
Title:
[OR]

* VRDP Shares may be revoked only in denominations of $100,000 and integral multiples thereof.

Print name of Agent Member

By:

Name:
Title:

Extent to which this Notice of Revocation is Effective

The undersigned Remarketing Agent has determined in accordance with the Remarketing procedures set forth in the Statement that the foregoing Notice of Revocation is effective for the following number of VRDP Shares that are the subject of the Notice of Tender:                  VRDP Shares.

[●]

By:
Name:
Title:

Date:

SCHEDULE 1

NOTICE OF REVOCATION DELIVERY INFORMATION FOR THE TENDER AND PAYING AGENT

This Notice of Revocation must be delivered by the Beneficial Owner or its Agent Member to The Bank of New York Mellon (the “Tender and Paying Agent”) by email transmission at the email address listed below or such other email address as the Tender and Paying Agent shall designate, (or if email transmission shall be unavailable, by facsimile transmission to the fax number listed below or such other fax number as the Tender and Paying Agent shall designate) at or prior to 10:00 a.m., New York City time, on the Business Day immediately preceding the Purchase Date:

The Bank of New York Mellon

Corporate Trust Division

Dealing and Trading Group

101 Barclay Street

Floor 7E

New York, New York 10286

Email: NuveenTenders@bnymellon.com

Fax: (212) 815-2830 (only if email transmission is unavailable)

APPENDIX C—RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Services

A brief description of the applicable Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

1.        Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.        Nature of and provisions of the obligation; and

3.        Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Moody’s U.S. Municipal ratings are opinions of the investment quality of issuers and issues in the US municipal market. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. Historical default and loss rates for obligations rated on the U.S. Municipal Scale are significantly lower than for similarly rated corporate obligations. It is important that users of Moody’s ratings understand these differences when making rating comparisons between the Municipal and Global Scales.

U.S. Municipal Long-Term Debt Ratings

Municipal Ratings are based upon the analysis of five primary factors related to municipal finance: market position, financial position, debt levels, governance, and covenants. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Aaa

Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa

Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A

Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa

Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba

Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B

Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa

Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca

Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C

Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

U.S. Municipal Short-Term Obligation Ratings

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Additional Information

Provisional Ratings—(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Refundeds—#: Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable U.S. government obligations or non-callable obligations unconditionally guaranteed by the U.S. government or Resolution Funding Corporation are identified with a # (hatch mark) symbol, e.g., #Aaa.

Withdrawn—WR: When Moody’s no longer rates an obligation on which it previously maintained a rating, the symbol WR is employed. Please see Moody’s Guidelines for the Withdrawal of Ratings, available on www.moodys.com.

Not Rated—NR: NR is assigned to an unrated issuer, obligation and/or program.

Fitch Ratings, Inc.

A brief description of the applicable Fitch Ratings, Inc. (“Fitch Ratings” or “Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Ratings

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D

Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•

the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“+” or “-” may be appended to a rating to denote relative status within a major rating category. Such suffixes are not added to short-term ratings other than ‘F1’.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

Additional Information

A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

‘Withdrawn’: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD.’

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606-1286

(800) 257-8787

www.nuveen.com	NQS-VRDP 0616

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Please detach at perforation before mailing.

NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 16, 2016	PROXY

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of Nuveen Investment Quality Municipal Fund, Inc., revoking previous proxies, hereby appoints Gifford R. Zimmerman and Kevin J. McCarthy, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Investment Quality Municipal Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on June 16, 2016, at 2:00 p.m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of Nuveen Investment Quality Municipal Fund, Inc. represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	[CFS Code]

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Investment Quality Municipal Fund, Inc.

Shareholders Meeting to Be Held on June 16, 2016.

The Joint Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Closed-End-Fund-Proxy-Information/

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” each proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Board Members:		Preferred Shares Only:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	01. William Adams IV	05. Judith M. Stockdale	09. William C. Hunter	☐	☐	☐
	02. Jack B. Evans	06. Carole E. Stone	10. William J. Schneider
	03. David J. Kundert	07. Terence J. Toth
	04. John K. Nelson	08. Margaret L. Wolff

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

				FOR	AGAINST	ABSTAIN
2.	To approve an Agreement and Plan of Reorganization pursuant to which Nuveen Investment Quality Municipal Fund, Inc. (the “Target Fund”) would (i) transfer substantially all of its assets to Nuveen Dividend Advantage Municipal Fund (the “Acquiring Fund”) in exchange solely for newly issued common shares and preferred shares of the Acquiring Fund, and the Acquiring Fund’s assumption of substantially all of the liabilities of the Target Fund, (ii) distribute such newly issued shares of the Acquiring Fund to the common shareholders and preferred shareholders of the Target Fund (with cash being distributed in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.			☐	☐	☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

[CFS Code]